Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

R. R. Donnelley & Sons Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

R. R. Donnelley & Sons Company filed the following Form 8-K on February 11, 2022.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2022

R. R. DONNELLEY & SONS COMPANY

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-4694	36-1004130
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 West Wacker Drive, Chicago, Illinois		60601
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 326-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RRD	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

In connection with the Merger (as defined below), R. R. Donnelley & Sons Company (the “Company”) solicited waivers and consents (the “Consent Solicitation”) from holders of its 6.500% Notes due 2023 (the “Notes”) to waive certain provisions in and adopt certain proposed amendments to the Indenture (as defined below), including with respect to (i) declaring that the Merger does not constitute a Change of Control (as defined in the Indenture) under the Indenture and waiving any obligation of the Company to make a change of control offer in connection with the Merger, (ii) amending the defined term “Change of Control” in the Indenture to include a carve-out for certain “Permitted Holders,” (iii) adding to, amending, supplementing or changing certain other defined terms contained in the Indenture related to the foregoing and (iv) amending the reporting covenant in the Indenture, collectively the “Proposed Amendments.” The Company received the requisite consents from holders of the Notes.

On February 9, 2022, the Company entered into a Thirteenth Supplemental Indenture, dated as of February 9, 2022 (the “Thirteenth Supplemental Indenture”), to the Indenture, dated as of January 3, 2007 (the “Base Indenture”), between the Company and Wells Fargo Bank, National Association (as successor to LaSalle Bank National Association), as trustee (the “Trustee”), as supplemented by the Ninth Supplemental Indenture, dated as of November 12, 2013 (the “Ninth Supplemental Indenture”), between the Company and the Trustee, and as further supplemented by the Eleventh Supplemental Indenture, dated as of June 18, 2020 (collectively with the Base Indenture and the Ninth Supplemental Indenture, the “Indenture”), by and between the Company and the Trustee, governing the Notes, giving effect to the Proposed Amendments.

The Thirteenth Supplemental Indenture is effective and constitutes a binding agreement between the Company and the Trustee. However, the Proposed Amendments will not become operative until immediately prior to the consummation of the Merger and will cease to be operative if the Merger is not consummated or the consent consideration is not paid to the holders thereof that validly delivered and did not revoke such consents.

In connection with the Merger, on February 7, 2022, the Company and certain of its domestic subsidiaries (the “Guarantors”) entered into Amendment No. 1 to Credit Agreement (the “TLB Amendment”), with the lenders party thereto, Bank of America, N.A., as existing administrative agent (in such capacity, the “Existing TLB Agent”), and Jefferies Finance LLC, as successor administrative agent (in such capacity, the “Successor TLB Agent”), which amended that certain Credit Agreement, dated as of October 15, 2018 (the “Existing TLB Credit Agreement” and, as amended by the TLB Amendment, the “Amended TLB Credit Agreement”), by and among the Company, as borrower, the Guarantors, as guarantors, the lenders party thereto and the Existing TLB Agent.

The TLB Amendment amends the Existing TLB Credit Agreement to: (i) waive any potential change of control in connection with the transactions contemplated by the Merger Agreement; (ii) provide for a tranche of replacement term loans to refinance the $150,000,000 of existing term loans; (iii) provide for a tranche of incremental term loans in an aggregate principal amount not to exceed $600,000,000, which shall be fungible with the replacement term loans, (iv) extend the maturity date of all term loans to November 1, 2026; (v) modify the pricing and change the reference rate to be based on the secured overnight financing rate (“SOFR”); (vi) replace Bank of America, N.A. with Jefferies Finance LLC as administrative agent; (vii) provide for certain other modifications and waivers to the Existing TLB Credit Agreement, including modifications to certain restrictive covenants; and (viii) expressly permit the Merger and the other transactions contemplated by the Merger Agreement; provided, however, the effectiveness of the TLB Amendment is contingent on the occurrence of the effective time of the Merger contemplated by the Merger Agreement.

The Consent Solicitation and the TBL Amendment were made at the request of Chatham Delta Parent, Inc. (“Parent”) pursuant to the terms of the previously announced Agreement and Plan of Merger (the “Merger Agreement”) entered into on December 14, 2021, by and among the Company, Parent and Chatham Delta Acquisition Sub, Inc. (“Acquisition Sub”). Under the terms of the Merger Agreement, Acquisition Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a direct or indirect wholly owned subsidiary of Parent.

Pursuant to the terms of the Merger Agreement, Parent is responsible for (i) paying all fees and expenses the Company incurs in connection with the Consent Solicitation and the TLB Amendment and (ii) indemnifying the Company from and against any and all losses the Company incurs in connection with the Consent Solicitation and the TLB Amendment.

The foregoing description of the Thirteenth Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to such document. A copy of the Thirteenth Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Merger Agreement, the TLB Amendment and related matters does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was included as Exhibit 2.1 to the Form 8-K filed by the Company with the U.S. Securities and Exchange Commission on December 17, 2021, and the TLB Amendment, copies of which are attached as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the TLB Amendment is incorporated by reference under this Item 2.03 insofar as it relates to the creation of a direct financial obligation.

Item 8.01.	Other Events.

On February 7, 2022, the Company issued a press release announcing (i) the expiration of the Consent Solicitation with respect to the Notes and (ii) the extension of the Consent Solicitation with respect to the Company’s 6.625% Debentures due 2029 from 5:00 p.m., New York City time, on February 4, 2022 to 5:00 p.m., New York City time, on February 11, 2022. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description of Exhibit

4.1	Thirteenth Supplemental Indenture to the Indenture, dated as of January 3, 2007, between the Company and Wells Fargo Bank, National Association (as successor to LaSalle Bank National Association), as trustee

10.1	Amendment No. 1 to Credit Agreement, dated as of February 7, 2022, among R. R. Donnelley and Sons Company, the guarantors party thereto, the lenders party thereto, Bank of America, N.A., as existing administrative agent, and Jefferies Finance LLC, as successor administrative agent.

99.1	Press Release issued by the Company on February 7, 2022

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

Use of Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed Merger. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Merger and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include (i) impediments to the completion of the Merger on anticipated terms and timing, including obtaining required stockholder and regulatory approvals and the satisfaction of other conditions to the completion of the Merger; (ii) significant transaction costs associated with the Merger; (iii) potential litigation relating to the Merger, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; (vii) legislative, regulatory and economic developments affecting the Company’s business; (viii) general economic and market developments and conditions; (ix) the evolving legal, regulatory and tax regimes under which the Company operates; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) continued availability of capital and financing and rating agency actions; (xiii) the ability of affiliates of Chatham Asset Management, LLC to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Merger; (xiv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring the Company to pay expense reimbursements to affiliates of Chatham Asset Management, LLC under the Merger Agreement; (xv) unpredictability and severity of catastrophic events, including acts of terrorism, outbreak of war or hostilities, civil unrest, adverse climate or weather events or the COVID-19 pandemic or other public health emergencies, as well as the Company’s response to any of the aforementioned factors; (xvi) competitive responses to the Merger; (xvii) the risks and uncertainties pertaining to the Company’s business, including those detailed under the heading “Risk Factors” and elsewhere in the Company’s public filings with the U.S. Securities and Exchange Commission (the “SEC”); and (xviii) the risks and uncertainties described in the proxy statement filed in connection with the Merger and available from the sources indicated below (the “Proxy Statement”). These risks, as well as other risks associated with the Merger are more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors presented in the Proxy Statement are, considered representative, no such list should be considered to be a complete statement of all risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity or ability to consummate the Merger. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

In connection with the Merger, the Company has filed with the SEC and mailed to its stockholders the definitive Proxy Statement and may file certain other documents regarding the Merger with the SEC. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. Investors and stockholders may obtain, free of charge, copies of the Proxy Statement and other relevant documents filed with the SEC by the Company, once such documents have been filed with the SEC, through the website maintained by the SEC at www.sec.gov, through the Company’s investor relations website at investor.rrd.com or by contacting the Company’s investor relations department at the following:

Telephone: 630-322-7111

E-mail: investor.info@rrd.com

Attn.: Johan Nystedt

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

R.R. DONNELLEY & SONS COMPANY

By:	/s/ Terry D. Peterson
Terry D. Peterson Executive Vice President and Chief Financial Officer

Date: February 11, 2022

Exhibit 4.1

Execution Version

R. R. DONNELLEY & SONS COMPANY

and

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

THIRTEENTH SUPPLEMENTAL INDENTURE

Dated as of February 9, 2022

to

Indenture dated as of January 3, 2007

6 1/2% Notes due 2023

Article I

DEFINITIONS

Section 1.1	Generally	4

Article II

AMENDMENTS

Section 2.1	Certain Amendments to the Indenture	4
Section 2.2	Certain Waivers to the Indenture	7
Section 2.3	Effectiveness	7

Article III

MISCELLANEOUS PROVISIONS

Section 3.1	Ratification of Indenture	8
Section 3.2	Trustee Not Responsible for Recitals	8
Section 3.3	Table of Contents, Headings, etc.	8
Section 3.4	Counterpart Originals	8
Section 3.5	Governing Law; Jury Trial Waiver	9

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THIS THIRTEENTH SUPPLEMENTAL INDENTURE, dated as of February 9, 2022 (the “Thirteenth Supplemental Indenture”), between R. R. Donnelley & Sons Company, a Delaware corporation, as issuer (the “Company”), and Wells Fargo Bank, National Association, a national banking association, as trustee (the “Trustee”).

RECITALS:

WHEREAS, the Company has executed and delivered to the Trustee an Indenture, dated as of January 3, 2007 (the “Base Indenture” and, collectively with the Ninth Supplemental Indenture and the Eleventh Supplemental Indenture (each defined below), the “Indenture”), providing for the issuance by the Company from time to time of its unsecured senior debentures, notes or other evidences of indebtedness to be issued in one or more series unlimited as to principal amount (the “Securities”);

WHEREAS, the Company has executed and delivered to the Trustee a Ninth Supplemental Indenture, dated as of November 12, 2013 (the “Ninth Supplemental Indenture”), and an Eleventh Supplemental Indenture, dated as of June 18, 2020, to the Base Indenture governing the 6 1/2% Notes due 2023 (the “Notes”);

WHEREAS, pursuant to the terms of a consent solicitation statement, dated January 20, 2022 (the “Consent Solicitation Statement”), the Company solicited consents to certain waivers and amendments to the Indenture with respect to the Notes and other Securities as set forth herein;

WHEREAS, Section 8.02 of the Base Indenture provides that the Company and the Trustee may amend certain provisions of the Indenture or the Notes with the consent of the registered holders (the “Holders”) of a majority in aggregate principal amount of the Notes then outstanding (excluding any Notes owned by the Company or any of its Affiliates), and such consent has been received by the Company;

WHEREAS, the Company desires the Trustee to join with it in the execution and delivery of this Thirteenth Supplemental Indenture, and in accordance with Sections 8.02, 8.06 and 10.04 of the Base Indenture, the Company has (i) duly adopted and delivered to the Trustee, resolutions of its Board of Directors authorizing the execution and delivery of this Thirteenth Supplemental Indenture, (ii) delivered to the Trustee evidence reasonably satisfactory to the Trustee that Holders of a majority in aggregate principal amount of the Notes outstanding have given and, as of the date hereof, have not withdrawn their consents to the amendments set forth in this Thirteenth Supplemental Indenture, and (iii) delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel stating that the execution of this Thirteenth Supplemental Indenture is permitted by the Indenture and that all conditions precedent to its execution have been complied with, and the Indenture and this Thirteenth Supplemental Indenture are valid and binding obligations of the Company and are enforceable in accordance with their terms;

WHEREAS, all things necessary to make this Thirteenth Supplemental Indenture a valid agreement of the Company and the Trustee, in accordance with its terms, and a valid amendment of, and supplement to, the Indenture have been done;

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NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company covenants and agrees with the Trustee, for the equal and ratable benefit of the Holders, that the Indenture is supplemented and amended, to the extent expressed herein, as follows:

ARTICLE I

DEFINITIONS

Section 1.1    Generally.

(a)    Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Base Indenture.

(b)    The rules of interpretation set forth in the Base Indenture shall be applied hereto as if set forth in full herein.

ARTICLE II

AMENDMENTS

Section 2.1    Certain Amendments to the Indenture. Solely with respect to the Notes, the Indenture is hereby amended as follows:

(a)    the definition of “Change of Control” as set forth in Section 1.2 of the Ninth Supplemental Indenture is hereby deleted in its entirety and replaced with the following:

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its Subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its Subsidiaries or to a Permitted Holder; or (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than a Permitted Holder, becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company’s voting stock.

(b)    the following definitions are hereby inserted alphabetically into Section 1.2 of the Ninth Supplemental Indenture:

“CAM” means Chatham Asset Management, LLC, a Delaware limited liability company, together with certain of its Affiliates.

“Permitted Holder” means CAM and its respective Subsidiaries and Affiliates and any person or group whose acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor

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provision) constitutes a Change of Control in respect of which a Change of Control Offer is made in accordance with the requirements of Section 4.1 hereof (or would result in a Change of Control Offer in the absence of the waiver of such requirement by Holders in accordance with Section 4.1 hereof) shall thereafter constitute a Permitted Holder.

(c)    Section 4.08 of the Base Indenture is hereby deleted in its entirety and replaced with the following:

“So long as any Securities are outstanding, the Company will deliver to the Trustee a copy of all of the information and reports referred to below:

(a) for so long as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act:

(1) within the time periods specified in the Commission’s rules and regulations, all quarterly and annual reports on Forms 10-Q and 10-K, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and, with respect to annual information only, a report thereon by the Company’s certified independent accountants; and

(2) all current reports on Form 8-K;

(b) for so long as the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act:

(1) within 120 days after the end of each fiscal year (or 150 days in the case of the fiscal year of the Company ended on or around December 31, 2022), annual audited financial statements for such fiscal year, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, with respect to the periods presented prepared in accordance with GAAP and a report thereon by the Company’s certified independent accountants;

(2) within 60 days after the end of each of the first three fiscal quarters of each fiscal year, unaudited financial statements (including footnotes) for the interim period as of, and for the period ending on, the end of such quarter, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for the Company with respect to the periods presented prepared in accordance with GAAP; and

(3) promptly after the occurrence of any of the following events~~,~~ (and, in any case, not required to be sooner than five Business Days after the occurrence of any such event), current reports of the Company containing substantially all of the information that would be required to be filed in a current report on Form 8-K under the

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Exchange Act on April 28, 2021 pursuant to Sections 1 and 4, Items 2.01, 2.03, 2.04(a), 5.01, 5.02(a)(1) (with respect to independent directors only), 5.02(b) (with respect to officers and independent directors only), 5.02(c)(1) and (3), 5.02(d)(1), (2), (3) and (4) (in each case, with respect to independent directors only) 5.03(b) of Form 8-K (but excluding, for the avoidance of doubt, financial statements and exhibits that would be required pursuant to Item 9.01 of Form 8-K, other than financial statements and pro forma financial information (in each case relating to transactions required to be reported pursuant to Item 2.01 of Form 8-K) to the extent available (as determined in good faith by the Company)) if the Company had been a reporting company under the Exchange Act.

To the extent any such information is not so filed or furnished, as applicable, within the time periods specified in this Section 4.08 and such information is subsequently filed or furnished, as applicable, the Company shall be deemed to have satisfied its obligations with respect thereto at such time and any Default with respect thereto shall be deemed to have been cured; provided that such cure shall not otherwise affect the rights of the Holders under Article SIX hereof if Holders of at least 25% in principal amount of the then total outstanding Securities have declared the principal of, premium, if any, interest and any other monetary obligations on all the then outstanding Securities to be due and payable immediately and such declaration shall not have been rescinded or cancelled prior to such cure.

(c) In addition to providing such information to the Trustee, the Company shall make available to Holders the information required to be provided pursuant to clauses (1), (2) and (3) of the preceding paragraph, by posting such information to its website or on IntraLinks or any comparable password protected online data system or website.

(d) Notwithstanding the foregoing, (a) the Company will not be required to deliver any information, certificates or reports that would otherwise be required by (i) Section 302, Section 404 and Section 906 of the Sarbanes-Oxley Act of 2002, or related Items 307 or 308 of Regulation S-K, (ii) Item 10(e) of Regulation S-K promulgated by the Commission with respect to any non-generally accepted accounting principles financial measures contained therein or (iii) Items 201, 402, 403, 405, 406, 407, 701 or 703 of Regulation S-K, (b) such reports will not be required to contain financial information required by Rule 3-09, Rule 3-10, Rule 13-01 or Rule 13-02 of Regulation S-X or include any exhibits or certifications required by Form 10-K or Form 10-Q (or any successor forms) or related rules under Regulation S-K and (c) such reports shall be subject to exceptions, exclusions and other differences consistent with the presentation of financial and other information in this offering memorandum and shall not be required to present compensation or beneficial ownership information.

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(e) The Company has agreed that, for so long as any Securities remain outstanding during any period when the Company is not subject to Section 13 or 15(d) of the Exchange Act, or otherwise permitted to furnish the Commission with certain information pursuant to Rule 12g3-2(b) of the Exchange Act, it will furnish to the Holders and to prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

(f) Notwithstanding this Section 4.08, the Company will be deemed to have delivered such reports and information referred to above to the Holders and the Trustee for all purposes of this Indenture if the Company has filed such reports with the Commission via the EDGAR filing system (or any successor system) and such reports are publicly available. In addition, the requirements of this Section 4.08 will be deemed satisfied and the Company will be deemed to have delivered such reports and information referred to above to the Holders for all purposes of this Indenture by the posting of reports and information that would be required to be provided on the Company’s website. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants thereunder (as to which the Trustee is entitled to rely exclusively on an Officers’ Certificate). The Trustee shall not be obligated to monitor or confirm, on a continuing basis or otherwise, the Company’s compliance with the covenants under this Indenture or with respect to any reports or other documents filed with the Commission or posted on the Company’s website pursuant to this Indenture, or participate in any conference calls.”

(d)    all references to Sections of the Indenture amended by this Thirteenth Supplemental Indenture shall mean such Section as amended by this Thirteenth Supplemental Indenture.

Section 2.2    Certain Waivers to the Indenture. Solely with respect to the Notes, the merger of Chatham Delta Acquisition Sub, Inc., a Delaware corporation, with and into the Company (the “Merger”) pursuant to the agreement and plan of merger, dated as of December 14, 2021, as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time (the “Merger Agreement”), will not constitute a Change of Control under Section 1.2 of the Ninth Supplemental Indenture. For the avoidance of doubt, the Company shall have no obligation to make a Change of Control Offer pursuant to Section 4.1 of the Ninth Supplemental Indenture in connection with the Merger.

Section 2.3    Effectiveness. This Thirteenth Supplemental Indenture shall become effective upon the execution and delivery hereof by the parties hereto. Notwithstanding the foregoing, the amendments and waivers set forth above in this Article II shall not become operative until immediately prior to the consummation of the Merger pursuant to the Merger Agreement and will cease to be operative if the Merger is not consummated or the Consent Consideration (as defined in the Consent Solicitation Statement) with respect to the Notes is not paid in accordance with the terms of the Consent Solicitation Statement.

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ARTICLE III

MISCELLANEOUS PROVISIONS

Section 3.1    Ratification of Indenture. The Indenture, as supplemented by this Thirteenth Supplemental Indenture, is in all respects ratified and confirmed, and this Thirteenth Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

Section 3.2    Trustee Not Responsible for Recitals. The recitals contained herein and in the Notes shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to and shall not be responsible for the validity or sufficiency of this Thirteenth Supplemental Indenture or of the Notes. The Trustee makes no representations as to and shall not be responsible for the Company’s 6.00% notes due 2024, 6.125% senior secured notes due 2026, 8.250% notes due 2027, 8.500% notes due 2029, 6.625% debentures due 2029 and 8.820% debentures due 2031, the solicitation of consents and the consents of the Holders of the Notes. In entering into this Thirteenth Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee, whether or not elsewhere herein so provided. The Company hereby confirms to the Trustee that this Thirteenth Supplemental Indenture has not resulted in a material modification of the Notes for Foreign Account Tax Compliance Act (“FATCA”) purposes. The Trustee shall assume that no material modification for FATCA purposes has occurred regarding the Notes, unless the Trustee receives written notice of such modification from the Company.

Section 3.3    Table of Contents, Headings, etc. The table of contents and headings of the Articles and Sections of this Thirteenth Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

Section 3.4    Counterpart Originals. The parties may sign any number of copies of this Thirteenth Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this Thirteenth Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Thirteenth Supplemental Indenture as to the parties hereto and may be used in lieu of the original Thirteenth Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes. This Thirteenth Supplemental Indenture and any certificate, agreement or other document to be signed in connection with this Thirteenth Supplemental Indenture and the transactions contemplated hereby shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions

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Act and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Thirteenth Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the Uniform Commercial Code or other Signature Law due to the character or intended character of the writings.

Section 3.5    Governing Law; Jury Trial Waiver. THIS THIRTEENTH SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS THIRTEENTH SUPPLEMENTAL INDENTURE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this Thirteenth Supplemental Indenture to be duly executed all as of the date and year first written above.

R. R. DONNELLEY & SONS COMPANY

By:	/s/ Terry D. Peterson
	Name:	Terry D. Peterson
	Title:	Executive Vice President and Chief Financial Officer

[Thirteenth Supplemental Indenture]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By: Computershare Trust Company, N.A. as agent and attorney-in-fact

By:	/s/ Belinda Coleman
	Name:	Belinda Coleman
	Title:	Assistant Vice President

[Thirteenth Supplemental Indenture]

Exhibit 10.1

Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of February 7, 2022, by and among R. R. DONNELLEY & SONS COMPANY, a Delaware corporation (the “Borrower”), the SUBSIDIARY GUARANTORS listed on the signature pages hereof, BANK OF AMERICA, N.A., as the resigning administrative agent (in such capacity, the “Resigning Administrative Agent”), JEFFERIES FINANCE LLC (“Jefferies”), as the successor administrative agent for the Lenders under the Amended Credit Agreement (in such capacity, the “Administrative Agent”), and the Lenders identified on the signature pages hereto.

PRELIMINARY STATEMENTS

(1)    The Borrower, the Resigning Administrative Agent and the Existing Term Lenders (as defined below) are parties to the Credit Agreement, dated as of October 15, 2018 (as amended, amended and restated, supplemented or otherwise modified prior to the Amendment No. 1 Effective Date (as defined below), the “Credit Agreement”; and as amended by this Amendment, the “Amended Credit Agreement”). Capitalized terms used in this Amendment and not otherwise defined in this Amendment have the same meanings as specified in the Amended Credit Agreement.

(2)    As contemplated by Section 8.06 of the Credit Agreement, this Amendment shall constitute notice of the resignation of the Resigning Administrative Agent to the Existing Lenders and the Borrower and, on and subject to the satisfaction of the conditions precedent to effectiveness set forth in Section 5 hereof, but prior to the amendment of the Credit Agreement and the other transactions to occur on the Amendment No. 1 Effective Date, the Lenders party hereto (consisting of at least the Required Lenders immediately prior to the making of the Replacement Term Loans (as defined below)), in consultation with Chatham Delta Parent, Inc. (“Parent”), have agreed to appoint Jefferies as successor to the Resigning Administrative Agent (such resignation and appointment, the “Administrative Agent Replacement”).

(3)    Pursuant to that certain Agreement and Plan of Merger, dated as of December 14, 2021 (together with any exhibits and schedules thereto, as amended, amended and restated, supplemented, waived or otherwise modified from time to time, the “Delta Merger Agreement”), Parent has agreed to acquire, directly or indirectly the Borrower by merging Chatham Delta Acquisition Sub, Inc. with and into the Borrower pursuant to the Delta Merger Agreement.

(4)    In connection with the Delta Merger (as defined below), the Parent intends to form a Wholly Owned Subsidiary (“Intermediate Holdings”) and intends to cause, immediately subsequent to the consummation of the Delta Merger on the Amendment No. 1 Effective Date, Intermediate Holdings to own directly all of the Equity Interests of the Borrower.

(5)    At the request of the Parent, which request is made pursuant to the terms of the Delta Merger Agreement, the Borrower is seeking the consents, waivers, amendments and new loans contemplated hereby.

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(6)    As contemplated by Sections 2.18 and 9.02 of the Credit Agreement, the Borrower has requested that the Lenders amend, and subject to the satisfaction of the conditions precedent to effectiveness set forth in Section 5 hereof, the Lenders party hereto have agreed to amend the Credit Agreement as set forth herein so as to, among other things, consummate a refinancing of the Term Loans outstanding immediately prior to giving effect to this Amendment (collectively, the “Existing Term Loans”) with a new tranche of Term Loans pursuant to a Refinancing Amendment (such Term Loans thereunder, “Replacement Term Loans”).

(7)    On the Amendment No. 1 Effective Date, after giving effect to the amendments made to the Credit Agreement pursuant to Section 3(a) hereof, the Borrower desires to incur Incremental Term Loans pursuant to an Incremental Assumption Agreement under and as defined in the Amended Credit Agreement in an aggregate amount not to exceed $600,000,000 (the “2022 Incremental Term Facility” and the loans issued thereunder, the “2022 Incremental Term Loans”; the commitments of all such Persons to make such loans, the “2022 Incremental Term Loan Commitments”). The Replacement Term Loans and the 2022 Incremental Term Loans shall have the terms set forth in the Amended Credit Agreement.

(8)     Each Lender holding Existing Term Loans (collectively, the “Existing Term Lenders”) that executes and delivers a counterpart to this Amendment (a “Lender Consent”), together with applicable tax forms and administrative details, prior to 5:00 p.m. (New York City time) on January 31, 2022 (such consenting Existing Term Lenders, collectively, the “Exchanging Term Lenders” and each, an “Exchanging Term Lender”) will be deemed (i) to have agreed to the terms of this Amendment and the Amended Credit Agreement, (ii) to have agreed to exchange (as further described in the Lender Consent) an aggregate principal amount of its Existing Term Loans for Replacement Term Loans in a principal amount equal to the aggregate principal amount of its Existing Term Loans (or, such lesser amount as notified and allocated to such Exchanging Lender by the Amendment No. 1 Arranger (as defined below), as determined by the Amendment No. 1 Arranger in consultation with Parent), and (iii) on the Amendment No. 1 Effective Date (prior to the effectiveness of any amendment of the Credit Agreement as set forth herein), to have exchanged (as further described in the Lender Consent) such amount of its Existing Term Loans for Replacement Term Loans in an equal principal amount (or, such lesser amount as notified and allocated to such Exchanging Lender by the Amendment No. 1 Arranger, as determined by the Amendment No. 1 Arranger in consultation with Parent) (such exchanged loans, the “Exchanged Term Loans”), which will be effectuated either by exercising a cashless exchange option or through a cash settlement option selected by such Lender on its Lender Consent.

(9)    Each Person that executes and delivers this Amendment in the capacity of an “Additional Term Lender” (each, an “Additional Term Lender” and, together with the Exchanging Term Lenders, the “Refinancing Term Lenders”) will be deemed (i) to have agreed to the terms of this Amendment and the Amended Credit Agreement, (ii) subject to the satisfaction of the conditions precedent to effectiveness set forth in Section 5 hereof, to have committed to make Replacement Term Loans to the Borrower in the amount set forth opposite such Person’s name on Schedule 1 to this Amendment (such loans, the “Additional Replacement Term Loans”) and (iii) subject to the satisfaction of the conditions precedent to effectiveness set forth in Section 5 hereof, to have committed to make 2022 Incremental Term Loans pursuant to Section 2.02 of the Amended Credit Agreement to the Borrower in the amount set forth opposite such Person’s name on Schedule 1 to this Amendment (the 2022 Incremental Term Loans, together with the Additional Replacement Term Loans, the “Additional Term Loans”; the commitments of all such Persons to make such loans, the “Additional Term Loan Commitments”).

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(10)    The parties hereto are willing to grant the request of the Borrower, on the terms and subject to the conditions stated below, (w) to amend certain provisions of the Credit Agreement to consummate the Administrative Agent Replacement, (x) to amend and waive certain provisions of the Credit Agreement in connection with the consummation of the Delta Merger, (y) to extend the Term B Maturity Date to November 1, 2026 and (z) to add the 2022 Incremental Term Loans as Incremental Term Loans that will be fungible with the Replacement Term Loans, in each case, as hereinafter set forth.

SECTION 1.    Certain Defined Terms. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

“Amendment No. 1 Arranger” means Jefferies, solely in its capacity as sole lead arranger and bookrunner of this Amendment, the Replacement Term Loans and the 2022 Incremental Term Loans.

“Delta Merger” means the merger of Chatham Delta Acquisition Sub, Inc. with and into the Borrower pursuant to the Delta Merger Agreement.

“Delta Merger Closing Date” means the effective time of the merger contemplated by the Delta Merger Agreement.

“Delta Merger CoC Financing” means the incurrence of any Debt (including the issuance of any additional secured notes or the incurrence of any incremental term loans or replacement term loans under the Amended Credit Agreement and any related Guarantees) by the Borrower and the Guarantors to finance or refinance the purchase, redemption or other repayment of up to all of the aggregate principal amount of and any other obligations with respect to any series of existing senior secured or senior unsecured notes issued by the Borrower, whether by change of control offer, tender offer, private repurchase or otherwise. For the avoidance of doubt, the Delta Merger CoC Financing may occur after the Delta Merger Closing Date.

“Delta Merger Debt Exchange” means the exchange by one or more Permitted Holders of all of the certain existing senior secured and senior unsecured notes owned or held by it immediately prior to the consummation of such exchange for Equity Interests and/or pay-in-kind Debt of the Parent (which Debt shall be non-recourse to the Borrower, any of its Restricted Subsidiaries or any of their respective assets) on or after the Delta Merger Closing Date and any substantially similar exchange by any other holder of such existing senior secured and senior unsecured notes.

“Delta Merger Financing” means the incurrence of any Debt (including the issuance of any additional senior secured notes or the incurrence of any incremental term loans or replacement term loans under the Amended Credit Agreement and any related Guarantees) by the Borrower and the Guarantors to pay the Delta Merger Consideration (as defined in the Delta Merger Agreement) or otherwise fund the Delta Merger or to pay any Delta Merger Transaction Expenses.

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“Delta Merger Transaction Expenses” means any and all fees (including consent fees), costs or expenses incurred or paid by the Permitted Holders, Intermediate Holdings, the Parent, the Borrower or any of their respective Subsidiaries in connection with or related to the Delta Merger Agreement or the Delta Merger Transactions, including any payments to officers, employees and directors as change of control payments, severance payments, special or retention bonuses, or stock options.

“Delta Merger Transactions” means (a) the Delta Merger, including the payment of the Delta Merger Consideration (as defined in the Delta Merger Agreement) and the making by the Borrower or any of its Restricted Subsidiaries of any dividends or distributions to a Parent Entity to pay or cause to be paid the Delta Merger Consideration or otherwise fund the Delta Merger or to pay any Delta Merger Transaction Expenses, (b) the Delta Merger Debt Exchange, (c) the Delta Merger Financing, (d) the Delta Merger CoC Financing, (e) any restructuring transactions in connection with the Delta Merger, (f) the payment of the Delta Merger Transaction Expenses and (g) any other transactions contemplated by the Delta Merger Agreement or entered into in connection with or relating to the Delta Merger.

“Specified Merger Agreement Representations” means the representations and warranties made by (or with respect to) the Acquired Business (as defined in the Merger Agreement) in the Merger Agreement as are material to the interests of the Lenders, but only to the extent that the Parent (or its applicable affiliate has) the right to terminate its obligations under the Merger Agreement or decline to consummate the Delta Merger as a result of a breach of such representations and warranties (as determined without giving effect to any waiver, amendment or other modification thereto that is materially adverse to the interests of the Lenders).

“Specified Representations” means the representations and warranties of the Borrower set forth in Sections 3.01, 3.02, 3.03(b)(y), 3.08(a), 3.08(b), 3.12, 3.15 and 3.22 of the Amended Credit Agreement.

“Sponsor” means Chatham Asset Management, LLC, a Delaware limited liability company, together with certain of its Affiliates.

SECTION 2.    Refinancing Amendments to the Credit Agreement

(a)    Each Exchanging Term Lender hereby agrees, subject to the terms and conditions hereof, to exchange an aggregate principal amount of its Existing Term Loans equal to the amount notified to such Exchanging Term Lender by the Amendment No. 1 Arranger (which amount may be less than the aggregate principal amount of Existing Term Loans held by such Exchanging Term Lender, as determined by the Amendment No. 1 Arranger in consultation with Parent) for Replacement Term Loans either through a cashless rollover or a cash settlement, as selected in such Exchanging Term Lender’s Lender Consent.

(b)    (i) Each Exchanging Term Lender hereby agrees (notwithstanding Section 2.14 of the Credit Agreement), subject to the terms and conditions hereof, that the aggregate principal amount of its Existing Term Loans not being exchanged in accordance with Section 2(a), together with all accrued and unpaid interest thereon and all accrued and unpaid interest on its Existing Term Loans that are being exchanged in accordance with Section 2(a), in each case up to

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but not including the Amendment No. 1 Effective Date, will be repaid in full and (ii) the Borrower hereby agrees that the aggregate principal amount of the Existing Term Loans, together with all accrued and unpaid interest thereon up to but not including the Amendment No. 1 Effective Date, of each Lender that does not execute and deliver a counterpart to this Amendment prior to 5:00 p.m. (New York City time) on January 31, 2022 (each, a “Non-Consenting Lender”), will be repaid in full on the Amendment No. 1 Effective Date (all Existing Term Loans being repaid hereunder, the “Refinanced Term Loans”).

(c)    Subject to the terms and conditions hereof, each Additional Term Lender hereby agrees, severally and not jointly, to make Additional Term Loans equal to the amount set forth opposite such Person’s name on Schedule 1 to this Amendment on the Amendment No. 1 Effective Date.

(d)    On the Amendment No. 1 Effective Date, the Borrower shall apply the aggregate proceeds of the Replacement Term Loans to, among other things, prepay in full the principal amount of all Refinanced Term Loans. The commitments of the Exchanging Term Lenders and the Additional Term Lenders are several and not joint and no such Refinancing Term Lender will be responsible for any other Refinancing Term Lender’s failure to make or acquire Replacement Term Loans or 2022 Incremental Term Loans.

(e)    Each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation but, rather, an amendment of the terms of pre-existing Debt and related agreements, as evidenced by the Amended Credit Agreement. Each Refinancing Term Lender shall be a “Lender” under the Credit Agreement as of the Amendment No. 1 Effective Date. Amounts paid or prepaid in respect of Replacement Term Loans or 2022 Incremental Term Loans may not be reborrowed.

(f)    Subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, each Exchanging Term Lender hereby waives any claim for any loss, cost or expense due and payable to it pursuant to Section 2.12 of the Credit Agreement solely with respect to the exchange of the Exchanged Term Loans in accordance with this Amendment. The waiver set forth in this Section 2(f) shall be limited precisely as written and shall not be deemed to (i) except as expressly provided herein, be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or the Amended Credit Agreement or (ii) prejudice any right or rights that the Administrative Agent or the Lenders may have or may have in the future under or in connection with the Amended Credit Agreement, except as expressly provided herein.

SECTION 3.    Additional Amendments to the Credit Agreement.

(a)    The Credit Agreement is, effective as of the Amendment No. 1 Effective Date and subject to the satisfaction of the conditions to effectiveness set forth in Section 5 below, hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Amended Credit Agreement attached as Exhibit A hereto.

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(b)    This Amendment constitutes, in part, an Incremental Assumption Agreement as referred to in Section 2.02(b) of the Amended Credit Agreement and a Refinancing Amendment as referred to in Section 2.18(c) of the Amended Credit Agreement.

(c)    From and after the Amendment No. 1 Effective Date, (i) each Additional Term Lender shall be a “Term B Lender” and “Term Lender” for all purposes under the Amended Credit Agreement and the other Loan Documents and perform all the obligations of, and have all the rights of, a Lender thereunder, (ii) each Additional Term Loan Commitment of each Additional Term Lender shall be a “Term B Commitment” for all purposes under the Amended Credit Agreement and the other Loan Documents, (iii) the 2022 Incremental Term Facility shall be a “Term Facility” and an “Incremental Term Facility” for all purposes under the Amended Credit Agreement and the other Loan Documents, and (iv) the 2022 Incremental Term Loans shall each be an “Incremental Term Loan” and a “Term Loan” and have the same terms (including with respect to Guarantees, Collateral and rights to prepayment and repayment) as the Term Loans outstanding prior to the Amendment No. 1 Effective Date, for all purposes under the Amended Credit Agreement and the other Loan Documents.

(d)    Each of the parties hereto agrees that the Administrative Agent may, in consultation with Parent, take any and all action as may be reasonably necessary to ensure that, upon the effectiveness of the making of the Replacement Term Loans and the 2022 Incremental Term Loans on the Amendment No. 1 Effective Date, all such Replacement Term Loans and 2022 Incremental Term Loans are included in each Borrowing of outstanding Term B Loans on a pro rata basis. The 2022 Incremental Term Loans are an increase under an existing tranche of Replacement Term Loans (as contemplated by Section 2.02 of the Amended Credit Agreement) and shall be deemed to be “Term Loans” for all purposes of the Amended Credit Agreement and the other Loan Documents, constituting the same Class of Term Loans with, and having terms identical to, those applicable to the Replacement Term Loans made pursuant to Section 2 hereof (and shall be fully fungible with the existing Replacement Term Loans).

SECTION 4.    Waiver and Authorization.

(a)    Subject to the satisfaction of the conditions to effectiveness set forth in Section 5 hereof, the Required Lenders waive any Default or Event of Default that would otherwise arise under Section 7.01(l) of the Credit Agreement as a result of the consummation of the Delta Merger.

(b)    Subject to the satisfaction of the conditions to effectiveness set forth in Section 5 hereof, each of the parties hereto consent to the Administrative Agent Replacement and waive any notice or other requirement of Section 8.06 of the Credit Agreement as a result of the consummation of the Administrative Agent Replacement. Each Exchanging Term Lender and Additional Term Lender hereby authorizes the Loan Parties, the Resigning Administrative Agent and the Administrative Agent to enter into an agency transfer agreement (the “Agency Assignment Agreement”) in form and substance reasonably satisfactory to the Loan Parties, the Resigning Administrative Agent and the Administrative Agent to be effective as of the Amendment No. 1 Effective Date. In addition, each Exchanging Term Lender and Additional Term Lender hereby authorizes the Loan Parties, the Resigning Administrative Agent and the Administrative Agent to make any filings and enter into any documentation or amendments to the existing Loan Documents

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with respect to the Administrative Agent Replacement deemed reasonably necessary or desirable by the Administrative Agent and/or the Resigning Administrative Agent without the consent of any Lender. The parties hereto agree that (i) Bank of America, N.A., in its individual capacity or in its capacity as the Resigning Administrative Agent, or any of its Affiliates, shall not bear any responsibility or liability for any actions taken or omitted to be taken by the Administrative Agent under the Agency Assignment Agreement, the Credit Agreement, this Amendment (with respect to actions taken or omitted to be taken after giving effect to the Administrative Agent Replacement) or any other Loan Documents or the transactions contemplated by any of the foregoing and (ii) Jefferies Finance LLC, in its individual capacity or in its capacity as the Administrative Agent, or any of its Affiliates, shall not bear any responsibility or liability for any actions taken or omitted to be taken by the Resigning Administrative Agent under the Agency Assignment Agreement, the Credit Agreement, this Amendment (with respect to actions taken or omitted to be taken prior to giving effect to the Administrative Agent Replacement) or any other Loan Documents or the transactions contemplated by any of the foregoing.

SECTION 5.    Conditions to Effectiveness. This Amendment is subject to the provisions of Section 9.02 of the Credit Agreement and shall become effective upon, and only upon, the satisfaction or waiver of each of the following conditions precedent by the Administrative Agent, in its sole discretion (other than (i) Subsection 5(h) below, which may not be waived by the Administrative Agent without the consent of the Borrower and (ii) Subsections 5(a), 5(k), 5(l)(v)(2) and 5(p) (solely with respect to Subsections 5(a), 5(k) and 5(l)(v)(2)), which may not be waived by the Administrative Agent without the consent of the Resigning Administrative Agent) (the date of such satisfaction or waiver, the “Amendment No. 1 Effective Date”):

(a)    Amendment. The Administrative Agent and the Resigning Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Resigning Administrative Agent, the Administrative Agent, the Required Lenders, the Exchanging Term Lenders and the Additional Term Lenders.

(b)    Borrowing Notice. The Administrative Agent shall have received a Committed Loan Notice as required by Section 2.03 of the Amended Credit Agreement.

(c)    Legal Opinions. The Administrative Agent shall have received written opinion (addressed to the Administrative Agent and the Lenders) of (i) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Borrower and certain Loan Parties, with respect to certain matters prior to the Amendment No. 1 Effective Date, (ii) Lowenstein Sandler LLP, counsel for Intermediate Holdings and certain Loan Parties and (iii) the local counsels acceptable to the Administrative Agent, in each case in form and substance reasonably satisfactory to the Administrative Agent.

(d)    Corporate Deliverables. The Administrative Agent shall have received (i) a certificate of the Secretary of each Loan Party certifying (x) copies attached thereto of the resolutions of the board of directors or other applicable authorizing body or Person of such Loan Party authorizing and empowering certain officers of such Loan Party to effect such borrowings or other transactions hereunder as such officers may deem necessary or desirable for proper corporate purposes, subject to the limitations set forth in such resolutions, (y) copies attached

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thereto of the Certificate of Incorporation and by-laws (or similar organizational documents) of such Loan Party and (z) the names and true signatures of the officers of such Loan Party executing this Amendment by such Loan Party hereunder, substantially in the form of Exhibit E to the Amended Credit Agreement, and (ii) a certificate from the relevant Secretary of State dated a date reasonably close to the Amendment No. 1 Effective Date to the good standing of and organizational documents filed by each Loan Party.

(e)     Solvency Certificate. The Administrative Agent shall have received a solvency certificate substantially in the form of Exhibit I to the Amended Credit Agreement, dated the Amendment No. 1 Effective Date and signed by a Financial Officer of Intermediate Holdings.

(f)    Representations and Warranties. Each of (x) the Specified Representations and (y) the Specified Merger Agreement Representations shall be true and correct in all material respects on and as of the Amendment No. 1 Effective Date; provided that any representation and warranty that is qualified as to “materiality,” “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein).

(g)    No Company MAE. Since the date of the Delta Merger Agreement, there has not been any adverse change, event, effect or circumstance that has resulted in, or would reasonably be expected to result in, a “Company Material Adverse Effect” (as defined in the Delta Merger Agreement (as in effect on the date hereof)).

(h)    Consummation of the Delta Merger. The Delta Merger shall have been consummated in accordance with the terms of the Delta Merger Agreement; provided, however, that the Delta Merger Agreement shall not have been amended, modified or waived, and the Borrower (or its applicable affiliate) shall not have consented to any action thereunder or pursuant thereto which would require the consent of the Borrower (or its applicable affiliate) under the Delta Merger Agreement, in each case, in any manner that would be materially adverse to the interest of the Lenders in their respective capacities as such without the consent of the Amendment No. 1 Arranger (it being understood and agreed that (1) any decrease in the consideration to be paid on the Delta Merger Closing Date under the Delta Merger Agreement shall be deemed to be materially adverse to the interests of the Lenders unless such decrease does not exceed 10.0% of the consideration under the Delta Merger Agreement on the date hereof or pursuant to any purchase price or similar adjustment provisions set forth in the Delta Merger Agreement (as in effect on the date hereof), (2) any increase in the consideration to be paid on the Delta Merger Closing Date under the Delta Merger Agreement shall be deemed to be not materially adverse to the interests of the Lenders, provided that such increase is funded by increasing the Cash Contribution (as defined in the Debt Commitment Letter (as defined in the Delta Merger Agreement)) and (3) any change to the definition of “Company Material Adverse Effect” or any similar definition shall be deemed to be materially adverse to the interests of the Lenders.

(i)    Use of Proceeds. Substantially concurrently with the funding of the Replacement Term Loans and the 2022 Incremental Term Loans, the Borrower shall apply the proceeds of the Replacement Term Loans and the 2022 Incremental Term Loans to (i) consummate the Delta Merger and for the other Delta Merger Transactions, (ii) repay in full the outstanding principal amount of the Refinanced Term Loans, together with all accrued but unpaid interest, fees and expenses in connection therewith and (iii) pay related fees and/or expenses in connection with the foregoing.

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(j)    Sponsor Contributions. Substantially concurrently with the initial funding of the Replacement Term Loans and the 2022 Incremental Term Loans, the Sponsor shall have (i) contributed an amount in cash (up to the Cash Contribution amount) necessary to consummate the purchase of the Equity Interests of the Borrower contemplated by the Delta Merger Agreement, (ii) made the Cash Payment (as defined in the Debt Commitment Letter) to the extent required as of the Amendment No. 1 Effective Date pursuant to the terms of the Capital Commitment Letter (as defined in the Delta Merger Agreement), (iii) consummated the Rollover Contribution (as defined in the Debt Commitment Letter) and (iv) entered into the agreement(s) or instrument(s) governing the Debt Contribution (as defined in the Debt Commitment Letter) to effect the Debt Contribution on or promptly following the Amendment No. 1 Effective Date. The Administrative Agent shall have received a certificate from Intermediate Holdings, in form and substance reasonably satisfactory to the Administrative Agent, confirming that the Parent has received the proceeds from the Sponsor contributions as set out in this paragraph (j) and specifying in reasonable detail the amounts of the contributions and payments in subclauses (i), (ii) and (iii) of this paragraph (j). Intermediate Holdings shall provide a draft of such certificate to the Administrative Agent at least two Business Days prior to the Amendment No. 1 Effective Date.

(k)    Agency Transfer Agreement. The Resigning Administrative Agent, the Borrower and the Administrative Agent shall have entered into the Agency Assignment Agreement.

(l)    Fees and Expenses. The Administrative Agent, the Amendment No. 1 Arranger and the Lenders shall have received (i) any original issue discount or upfront fees due and payable to Additional Term Lenders, (ii) an amount equal to the sum of (x) the principal of and unpaid interest accrued to the Amendment No. 1 Effective Date on the outstanding Refinanced Term Loans of such Lender and (y) all fees and other amounts owing to or accrued for the account of each such Non-Consenting Lender under the Credit Agreement (including any amounts under Sections 2.11 and 2.12 of the Credit Agreement) in respect of such Refinanced Term Loans, to each Lender that holds Refinanced Term Loans immediately prior to giving effect to this Amendment, for the repayment in full of all such Refinanced Term Loans, (iii) an amount equal to all accrued and unpaid interest on its Exchanged Term Loans up to but not including the Amendment No. 1 Effective Date to each Exchanging Term Lender, (iv) a consent fee payable to each Exchanging Term Lender who has executed the Lender Consent by 5:00 p.m. (New York City time) on January 31, 2022, in an amount equal to 0.50% of the stated principal amount of such Lender’s Existing Term Loans, which consent fee shall be payable on, and subject to the occurrence of, the Amendment No. 1 Effective Date, and (v) all reasonable accrued fees, out-of-pocket costs and expenses and other amounts in connection with this Amendment, including, to the extent invoiced at least two Business Days prior to the Amendment No. 1 Effective Date, reimbursement or payment of all out-of-pocket expenses (including (1) the reasonable and documented fees of Latham & Watkins LLP, legal counsel to Jefferies, other legal fees and expenses, title premiums, survey charges and recording taxes and fees and (2) and the reasonable and documented fees of Cahill Gordon & Reindel LLP, legal counsel to the Resigning Administrative Agent) required to be reimbursed or paid by the Borrower hereunder.

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(m)    KYC. Each Loan Party shall have provided (i) the documentation and other information requested by the Lenders that is required by authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the Act, in each case as requested at least ten Business Days prior to the Amendment No. 1 Effective Date and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall have provided a Beneficial Ownership Certification in relation to the Borrower at least two Business Days prior to the Amendment No. 1 Effective Date.

(n)    Promissory Notes. The Administrative Agent shall have received an executed promissory note with respect to each Lender that requested such promissory note at least one Business Day prior to the Amendment No. 1 Effective Date and in a form approved by the Administrative Agent.

(o)    ABL Credit Agreement and Indenture Amendments. The Administrative Agent shall have received executed (i) Amendment No. 4 to the ABL Credit Agreement and (ii) supplemental indentures effecting the consents described in that certain consent solicitation statement of the Borrower, dated as of January 20, 2022, to the indentures governing the Borrower’s 6.125% senior secured notes due 2026, 8.250% senior notes due 2027, 8.50% senior notes due 2029 and such other series of notes or debentures of the Borrower for which the requisite consents have been obtained and accepted by the Borrower (it being understood that the supplemental indenture(s) with respect to such other series of notes or debentures shall only be required to be received to the extent that the requisite consents have been so obtained and accepted) pursuant to the consent solicitation described in such consent solicitation statement, in the case of clauses (i) and (ii) above, in form and substance reasonably satisfactory to the Administrative Agent.

(p)    Termination Date. The conditions precedent specified in clause (a) through (o) above shall have been satisfied on or before the Termination Date (as defined below).

SECTION 6.    Representations and Warranties. As of the date hereof, the Borrower represents and warrants as follows:

(a)    The Borrower is a corporation duly formed, validly existing and in good standing under the laws of its jurisdiction of formation.

(b)    This Amendment has been duly authorized, executed and delivered by the Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrower contained herein constitute legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(c)    The execution, delivery and performance of this Amendment by the Borrower do not violate any provision of any of the Borrower’s charter or by-laws.

10

SECTION 7.    Reference to and Effect on the Credit Agreement and the Loan Documents.

(a)    On and after the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.

(b)    The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d)    On and after the Amendment No. 1 Effective Date, each reference in the Amended Credit Agreement and each of the other Loan Documents to the “Administrative Agent” shall mean and be a reference to Jefferies, as successor to the Resigning Administrative Agent. On and after the Amendment No. 1 Effective Date, the Resigning Administrative Agent’s powers, rights, privileges and duties (other than such rights and duties otherwise agreed to in writing and other than such rights that survive pursuant to the terms of the Loan Documents) as “Administrative Agent” shall be terminated without any further act or deed on the part of the Resigning Administrative Agent or any of the parties to the Credit Agreement or the Lenders.

SECTION 8.    Execution in Counterparts. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile, tif and .pdf) and shall be considered an original. For purposes hereof, the words “execution,” “execute,” “executed,” “signed,” “signature” and words of like import shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formulations on electronic platforms, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention.

11

SECTION 9.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 10.    Reaffirmation. By executing and delivering a copy hereof, each Loan Party hereby consents to this Amendment and the transactions contemplated thereby and hereby confirms its respective guarantees, pledges and grants of security interests, as applicable, under and subject to the terms of each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Amendment, such guarantees, pledges and grants of security interests, and the terms of each of the Collateral Documents to which it is a party, shall continue to be in full force and effect, including to secure the Obligations. For the avoidance of doubt, on and after the Amendment No. 1 Effective Date, this Amendment shall for all purposes constitute a Loan Document. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Amendment No. 1 Effective Date.

SECTION 11.    Amendment No. 1 Arranger. The Borrower and the Lenders agree that (a) the Amendment No. 1 Arranger shall be entitled to the privileges, indemnification, immunities and other benefits afforded to the Arrangers under the Amended Credit Agreement and (b) the Amendment No. 1 Arranger shall have no duties, responsibilities or liabilities with respect to this Amendment, the Amended Credit Agreement or any other Loan Document. The Borrower hereby consents to the assignments (other than in the case of an assignment to a Disqualified Lender) of the Additional Term Loans by each Additional Term Lender and the Amendment No. 1 Arranger.

SECTION 12.    Post-Closing Obligations. With respect to the Mortgaged Properties, Intermediate Holdings and the Borrower hereby agree to deliver and the Administrative Agent shall have received the items set forth on Schedule 2 to this Amendment after the Amendment No. 1 Effective Date (or such later date as permitted by the Administrative Agent in its reasonable discretion) within the time period specified thereon.

SECTION 13.    Termination. This Amendment will terminate automatically on the earlier of (the “Termination Date”): (i) the date of termination of the Delta Merger Agreement and (ii) 5:00 p.m., New York City time, on June 30, 2022; unless (x) the Delta Merger shall have been consummated prior to such time and (y) the Amendment No. 1 Effective Date shall have occurred prior to such time.

[Signature Pages Follow]

12

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

R. R. DONNELLEY & SONS COMPANY, as Borrower

By:	/s/ Terry D. Peterson
	Name:	Terry D. Peterson
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Amendment No. 1 to RRD Credit Agreement

ACKNOWLEDGED BY:

AMERICAN LITHOGRAPHERS, INC.

BANTA CORPORATION

BANTA GLOBAL TURNKEY LLC

BRIDGETOWN PRINTING CO.

CONSOLIDATED GRAPHICS INTERNATIONAL, INC.

CONSOLIDATED GRAPHICS PROPERTIES II, INC.

CONSOLIDATED GRAPHICS SERVICES, INC.

CONSOLIDATED GRAPHICS, INC.

COURIER PRINTING COMPANY

EGT PRINTING SOLUTIONS, LLC

EMERALD CITY GRAPHICS, INC.

GSL FINE LITHOGRAPHERS

H&N PRINTING & GRAPHICS, INC.

HICKORY PRINTING SOLUTIONS, LLC

IRONWOOD LITHOGRAPHERS, INC.

KELMSCOTT COMMUNICATIONS LLC

MERCURY PRINTING COMPANY, LLC

NIES/ARTCRAFT, INC.

OFFICETIGER HOLDINGS INC.

OFFICETIGER LLC

PBM GRAPHICS, INC.

PRECISION DIALOGUE DIRECT, INC.

PRECISION DIALOGUE, INC.

PRECISION DIALOGUE MARKETING, LLC

PRECISION LITHO, INC.

RR DONNELLEY LOGISTICS SERVICES WORLDWIDE, INC.

RRD DUTCH HOLDCO, INC.

STORTERCHILDS PRINTING CO., INC.

THE JACKSON GROUP CORPORATION

THE JARVIS PRESS, INC.

THE MCKAY PRESS, INC.

THOUSAND OAKS PRINTING & SPECIALTIES, INC.

VERITAS DOCUMENT SOLUTIONS, LLC

By:	/s/ Terry D. Peterson
	Name:	Terry D. Peterson
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Amendment No. 1 to RRD Credit Agreement

DDM-DIGITAL IMAGING, DATA PROCESSING AND MAILING SERVICES, L.C.

By:	/s/ Terry D. Peterson
	Name:	Terry D. Peterson
	Title:	Authorized Signatory

Signature Page to Amendment No. 1 to RRD Credit Agreement

BANK OF AMERICA, N.A.,
as Resigning Administrative Agent

By:	/s/ Kelly Weaver
	Name:	Kelly Weaver
	Title:	Vice President

Signature Page to Amendment No. 1 to RRD Credit Agreement

JEFFERIES FINANCE LLC
as Administrative Agent

By:	/s/ Brian Buoye
	Name:	Brian Buoye
	Title:	Managing Director

Signature Page to Amendment No. 1 to RRD Credit Agreement

Jefferies Finance LLC,
as an Additional Term Lender

By:	/s/ Brian Buoye
	Name:	Brian Buoye
	Title:	Managing Director

Signature Page to Amendment No. 1 to RRD Credit Agreement

Signature Page to Amendment No. 1 to Credit Agreement

(Lender Consent)

On file with the Administrative Agent.

Lender Consent to Amendment No. 1 to RRD Credit Agreement

SCHEDULE 1

ADDITIONAL TERM LOANS

ADDITIONAL TERM LENDER	ADDITIONAL TERM LOANS
Jefferies Finance LLC	$666,729,621.45

TOTAL	$666,729,621.45

EXCHANGED TERM LOANS

[On file with the Administrative Agent.]

SCHEDULE 2

POST-CLOSING OBLIGATIONS

1.    Prior to 11:59 p.m. on the Amendment No. 1 Effective Date (or such later time as may be agreed to by the Administrative Agent in its sole discretion), the Administrative Agent shall have received from (a) Intermediate Holdings, a duly executed joinder to the Amendment No. 1 in a form satisfactory to the Administrative Agent, a duly executed guarantee agreement (substantially consistent with the Guarantee Agreement) and a pledge agreement (substantially consistent with the Pledge Agreement), together with the certificates representing the certificated Equity Interests of the Borrower and an undated stock power for each such certificate executed in blank by a Responsible Officer of Intermediate Holdings, (b) the Borrower evidence of UCC financing statement filings with respect to Intermediate Holdings and (c) Lowenstein Sandler LLP, counsel for Intermediate Holdings, a written legal opinion addressed to the Administrative Agent and the Lenders (the “Intermediate Holdings Documentation”).

2.    Within one hundred-twenty (120) days after the Amendment No. 1 Effective Date (unless waived or extended by the Administrative Agent in its reasonable discretion), the Administrative Agent shall have received the following items with respect to each existing Mortgaged Property:

(a)    An amendment to each existing Mortgage (the “Mortgage Amendment”) to reflect the matters set forth in this Amendment, duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the Administrative Agent;

(b)    A date down, modification, so called “non-impairment” or other endorsement to the existing Mortgage Policy, which shall be in form and substance reasonably satisfactory to the Administrative Agent (the “Mortgage Policy Endorsements”);

(c)    A customary legal opinion or opinions regarding the enforceability of the applicable Mortgage Amendment and such other matters customarily covered in real estate mortgage enforceability opinions and otherwise in form and substance reasonably satisfactory to the Administrative Agent; and

(d)    Such affidavits, certificates, information and instruments of indemnification as shall be required to induce the title insurance company to issue the Mortgage Policy Endorsements and evidence of payment by the Borrower of all applicable title insurance premiums, search and examination charges, escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgage Amendment and issuance of the Mortgage Policy Endorsements to the extent invoiced.

EXHIBIT A

AMENDED CREDIT AGREEMENT

[See attached.]

EXHIBIT A TO AMENDMENT NO. 1

~~Execution Version~~

Published CUSIP No. 74971KAJ4

CREDIT AGREEMENT

Dated as of October 15, 2018,

amended as of the Amendment No. 1 Effective Date,

among

R.R. DONNELLEY & SONS COMPANY,

as Borrower,

THE LENDERS PARTY HERETO,

and

~~BANK OF AMERICA, N.A.~~JEFFERIES FINANCE LLC,

as Administrative Agent

~~BANK OF AMERICA, N.A.,~~

~~CITIGROUP GLOBAL MARKETS INC.,~~

~~JPMORGAN CHASE BANK, N.A.,~~

~~PNC CAPITAL MARKETS LLC~~

~~and~~

~~WELLS FARGO SECURITIES, LLC,~~

~~as Joint Lead Arrangers and Joint Bookrunners,~~

~~CITIGROUP GLOBAL MARKETS INC.,~~

~~JPMORGAN CHASE BANK, N.A.,~~

~~PNC CAPITAL MARKETS LLC~~

~~and~~

~~WELLS FARGO SECURITIES, LLC,~~

~~as Co-Syndication Agents,~~

~~and~~

~~U.S. BANK NATIONAL ASSOCIATION~~

~~and~~

~~SUNTRUST ROBINSON HUMPHREY, INC.,~~

~~as Co-Documentation Agents~~

Page
ARTICLE I

DEFINITIONS

Section 1.01	Defined Terms	1
Section 1.02	Classification of Loans and Borrowings	~~37~~41
Section 1.03	Other Interpretive Provisions	~~37~~41
Section 1.04	Accounting Terms	~~38~~42
Section 1.05	Rounding	~~38~~42
Section 1.06	Times of Day; Timing of Performance	~~38~~43
Section 1.07	Currencies	~~39~~43
Section 1.08	Limited Conditionality	~~39~~43

ARTICLE II

THE CREDITS

Section 2.01	Commitments	~~40~~44
Section 2.02	Incremental Term Loans	~~40~~44
Section 2.03	Procedure for Borrowing	~~42~~46
Section 2.04	Funding of Borrowings	~~42~~46
Section 2.05	Interest Elections	~~43~~47
Section 2.06	Repayment of Loans; Evidence of Debt	~~44~~48
Section 2.07	Prepayments	~~44~~49
Section 2.08	Fees	~~47~~51
Section 2.09	Interest	~~47~~51
Section 2.10	Alternate Rate of Interest	~~47~~52
Section 2.11	Increased Costs	~~48~~53
Section 2.12	Break Funding Payments	~~49~~54
Section 2.13	Taxes	~~50~~54
Section 2.14	Pro Rata Treatment and Payments	~~53~~58
Section 2.15	Mitigation Obligations; Replacement of Lenders	~~55~~59
Section 2.16	Defaulting Lenders	~~56~~60
Section 2.17	Extensions of Loans	~~56~~61
Section 2.18	Refinancing Amendments	~~58~~62
Section 2.19	Loan Repurchases	~~59~~63
Section 2.20	MIRE Event	~~60~~65
Section 2.21	Illegality	~~61~~65

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.01	Organization; Powers	~~61~~66
Section 3.02	Authorization; Enforceability	~~61~~66
Section 3.03	Governmental Approvals; No Conflicts	~~62~~66
Section 3.04	Financial Position	~~62~~66

-i-

Page
Section 3.05	Properties; Flood Documentation	~~62~~67
Section 3.06	Litigation and Environmental Matters	~~63~~67
Section 3.07	Compliance with Laws and Agreements	~~63~~67
Section 3.08	Investment Company Status; Margin Stock	~~63~~67
Section 3.09	Taxes	~~63~~68
Section 3.10	ERISA	~~63~~68
Section 3.11	Disclosure	~~64~~69
Section 3.12	Liens; Security Interests in the Collateral	~~65~~69
Section 3.13	No Change	~~65~~70
Section 3.14	Subsidiaries	~~65~~70
Section 3.15	Solvency	~~66~~70
Section 3.16	No Default	~~66~~70
Section 3.17	OFAC	~~66~~70
Section 3.18	Anti-Corruption Laws	~~66~~70
Section 3.19	EEA Financial Institutions	~~66~~71
Section 3.20	Use of Proceeds	~~66~~71
Section 3.21	Insurance	~~66~~71
Section 3.22	USA PATRIOT Act	~~67~~71

ARTICLE IV

CONDITIONS

Section 4.01	Closing Date	~~67~~71
Section 4.02	Each Credit Event	~~69~~73

ARTICLE V

AFFIRMATIVE COVENANTS

Section 5.01	Financial Statements; Other Information	~~70~~74
Section 5.02	Notices of Material Events	~~71~~76
Section 5.03	Existence; Conduct of Business	~~72~~76
Section 5.04	Payment of Taxes	~~72~~76
Section 5.05	Maintenance of Properties; Insurance	~~72~~76
Section 5.06	Books and Records; Inspection Rights	~~73~~77
Section 5.07	Compliance with Laws	~~73~~78
Section 5.08	Use of Proceeds	~~73~~78
Section 5.09	Guarantors and Collateral	~~74~~78
Section 5.10	Further Assurances	~~76~~80
Section 5.11	Information Regarding Collateral and Loan Documents	~~77~~81
Section 5.12	Conference Calls	~~77~~81
Section 5.13	Ratings	~~77~~81
Section 5.14	Post-Closing Requirements	~~77~~82

-ii-

Page
ARTICLE VI

NEGATIVE COVENANTS

Section 6.01	Debt	~~78~~83
Section 6.02	Investments	~~80~~85
Section 6.03	Restricted Payments	~~81~~86
Section 6.04	Burdensome Agreements	~~82~~88
Section 6.05	Liens	~~83~~88
Section 6.06	Merger; Sale of Assets	~~86~~91
Section 6.07	Conduct of Business	~~87~~92
Section 6.08	Transactions with Affiliates	~~87~~92
Section 6.09	Changes in Fiscal Periods	~~87~~92
Section 6.10	Restrictions on Amendments of Certain Documents	~~87~~93
Section 6.11	Asset Sales	~~87~~93
Section 6.12	Passive Holdings	93

ARTICLE VII

EVENTS OF DEFAULT

Section 7.01	Events of Default	~~88~~94

ARTICLE VIII

THE ADMINISTRATIVE AGENT

Section 8.01	Appointment and Authorization	~~90~~97
Section 8.02	Administrative Agent and Affiliates	~~91~~97
Section 8.03	Action by Administrative Agent	~~91~~97
Section 8.04	Consultation with Experts	~~92~~98
Section 8.05	Delegation of Duties	~~92~~98
Section 8.06	Successor Administrative Agent	~~92~~98
Section 8.07	Credit Decision	~~93~~99
Section 8.08	Lead Arrangers; Co-Syndication Agents; Co-Documentation Agents	~~93~~99
Section 8.09	Tax Indemnification by the Lenders	~~93~~100
Section 8.10	Administrative Agent May File Proofs of Claim; Credit Bidding	~~94~~100
Section 8.11	ERISA Matters	~~95~~101
Section 8.12	Erroneous Payments	102

ARTICLE IX

MISCELLANEOUS

Section 9.01	Notices	~~96~~103
Section 9.02	Waivers; Amendments	~~98~~105
Section 9.03	Enforcement	~~99~~106
Section 9.04	Expenses; Indemnity; Damage Waiver	~~99~~106
Section 9.05	Successors and Assigns	~~101~~108
Section 9.06	Survival	~~105~~112
Section 9.07	Counterparts; Integration; Effectiveness	~~106~~112
Section 9.08	Severability	~~106~~113
Section 9.09	Right of Setoff	~~106~~113
Section 9.10	Governing Law; Jurisdiction; Consent to Service of Process	~~106~~113
Section 9.11	WAIVER OF JURY TRIAL	~~107~~114
Section 9.12	Headings	~~107~~114
Section 9.13	Confidentiality	~~107~~114

-iii-

Page
Section 9.14	USA PATRIOT Act	~~108~~115
Section 9.15	Collateral and Guarantee Matters	~~108~~115
Section 9.16	No Advisory or Fiduciary Relationship	~~109~~116
Section 9.17	Platform; Borrower Materials	~~110~~117
Section 9.18	Electronic Execution of Assignments and Certain Other Documents	~~110~~117
Section 9.19	Acknowledgment and Consent to Bail-In of EEA Financial Institutions	~~111~~117
Section 9.20	California Judicial Reference	~~111~~118
Section 9.21	ABL Intercreditor Agreement	~~111~~118

-iv-

SCHEDULES:

Schedule 1.01A	—	Commitments
Schedule 1.01B	—	Closing Date Mortgaged Properties
Schedule 3.06	—	Disclosed Matters
Schedule 3.12	—	Filings
Schedule 3.14	—	Subsidiary Guarantors
Schedule 4.01	—	Local Counsel
Schedule 6.01	—	Existing Debt
Schedule 6.02	—	Existing Investments
Schedule 6.05	—	Existing Liens
Schedule 9.01	—	Notices

EXHIBITS:

Exhibit A	—	Form of Assignment and Assumption
Exhibit B	—	Form of Borrower Purchasing Party Assignment Agreement
Exhibit C	—	Form of Guarantee Agreement
Exhibit D-1	—	Form of Security Agreement
Exhibit D-2	—	Form of Pledge Agreement
Exhibit E	—	Form of Secretary Certificate
Exhibit F	—	Form of ABL Intercreditor Agreement
Exhibit G	—	Form of Non-Bank Certificate
Exhibit H-1	—	Form of Perfection Certificate
Exhibit H-2	—	Form of Perfection Certificate Supplement
Exhibit I	—	Form of Solvency Certificate
Exhibit J	—	Auction Procedures
Exhibit K	—	Form of Committed Loan Notice

-v-

CREDIT AGREEMENT, dated as of October 15, 2018 (as amended, restated, extended, supplemented or otherwise modified from time to time, this “Agreement”), among R.R. DONNELLEY & SONS COMPANY, a Delaware corporation (the “Borrower”), the LENDERS party hereto from time to time and ~~BANK OF AMERICA, N.A.~~JEFFERIES FINANCE LLC, as Administrative Agent.

The parties hereto agree as follows:

ARTICLE I

Definitions

Section 1.01    Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“2019 Notes” means the Borrower’s 11.25% senior notes due 2019.

“ 2022 Incremental Term Lender” means a Lender with a 2022 Incremental Term Loan Commitment or an outstanding 2022 Incremental Term Loan.

“2022 Incremental Term Loan Commitments” has the meaning assigned to such term in Amendment No. 1.

“2022 Incremental Term Loans” has the meaning assigned to such term in Amendment No. 1.

“ABL Agent” means Wells Fargo Bank ~~of America, N.A.~~, National Association, as administrative agent under the ABL Credit Agreement or any successor thereto acting in such capacity.

“ABL Collateral” has the meaning assigned to such term in the ABL Intercreditor Agreement.

“ABL Credit Agreement” means (i) that certain Second Amended and Restated Credit Agreement, dated as of September 29, 2017, amended as of the ~~Closing~~Amendment No. 1 Effective Date and as amended, supplemented, restated, amended and restated, extended or otherwise modified from time to time after the ~~Closing~~Amendment No. 1 Effective Date, among the Borrower, the Subsidiary Guarantors, the lenders party thereto, the ABL Agent and the other parties thereto, and (ii) any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any Debt or other financial accommodation that has been incurred to refinance or replace (subject to the limitations set forth herein) in whole or in part and with the same or different lenders, in a greater or lesser principal or commitment amount, the Debt and other obligations outstanding under (x) the credit agreement referred to in clause (i) or (y) any subsequent ABL Credit Agreement, unless such agreement or instrument expressly provides that it is not intended to be and is not an ABL Credit Agreement hereunder. Any reference to the ABL Credit Agreement hereunder shall be deemed a reference to any ABL Credit Agreement then in existence.

“ABL Intercreditor Agreement” means that certain ABL Intercreditor Agreement, dated as of the Closing Date, by and among the Administrative Agent, the ABL Agent and the other parties thereto from time to time, substantially in the form of Exhibit F.

“ABL Loan Documents” has the meaning assigned to the term “Loan Documents” (or similar term) in the ABL Credit Agreement.

“ABR” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

“ABR Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”.

“Act” has the meaning assigned to such term in Section 9.14.

“ Additional Term Loan Commitments” has the meaning assigned to such term in Amendment No. 1.

“Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment.

“Administrative Agent” means Bank of America in its capacity as the contractual representative and agent for all of the Secured Parties for purposes of this Agreement, as designated and appointed in accordance with Article VIII, and any successor thereto as provided herein.

“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 9.01, or such other address or account as the Administrative Agent may from time to time notify to the Borrower and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, Controls, is Controlled by or is under common Control with such Person. For purposes of this Agreement and the other Loan Documents, Jefferies LLC and its Affiliates shall be deemed to be Affiliates of Jefferies Finance LLC and its Affiliates.

“Agent Parties” has the meaning assigned to such term in Section 9.01(c).

“Aggregate Exposure” means, with respect to any Lender at any time, the aggregate then outstanding principal amount of such Lender’s Term Loans.

“Agreement” has the meaning assigned to such term in the preamble to this Credit Agreement.

“All-in Yield” means, as to any Loans (or other Debt, if applicable), the yield thereon to Lenders (or other lenders, as applicable) providing such Loans (or other Debt, if applicable) in the primary syndication thereof, whether in the form of interest rate, margin, original issue discount, upfront fees, rate floors or otherwise; provided, that original issue discount and upfront fees shall be equated to interest rate based on an assumed four year average life (or, if less, the stated life to maturity at the time of the incurrence of such Loans or other Debt, if applicable); provided, further, that “All-in Yield” shall not include arrangement, commitment, underwriting, structuring or similar fees (regardless of whether paid in whole or in part to any or all lenders), other fees not paid generally to all lenders of such Loans (or other Debt, if applicable) and customary consent fees for an amendment paid generally to consenting lenders; and provided, further, any Debt that is fixed rate Debt shall, for the purpose of determining the “~~All-In~~All-in Yield,” be swapped to a floating rate on a customary match maturity basis.

“Alternate Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by the Administrative Agent as its “prime rate” and (c) ~~the Eurodollar Rate~~Adjusted Term SOFR for a one-month tenor in effect on such day plus 1.00%. The “prime rate” is a rate set by the Administrative Agent based upon various factors including the Administrative Agent’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by the Administrative Agent shall take effect at the opening of business on the day specified in the public announcement of such change.

“ Amendment No. 1 Arranger” has the meaning assigned to such term in Amendment No. 1.

“ Amendment No. 1 Effective Date” has the meaning assigned to such term in Amendment No. 1.

“ Amendment No. 1 ” means Amendment No. 1 to this Agreement, dated as of the Amendment No. 1 Effective Date, by and among the Borrower, Bank of America, N.A., as the resigning administrative agent, the Administrative Agent and the Lenders party thereto.

“Anti-Corruption Laws” has the meaning assigned to such term in Section 3.18.

“Applicable Percentage” means, with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) of the Aggregate Exposure of all Lenders represented by the Aggregate Exposure of such Lender (or, if all Term Loans have been repaid, such percentage immediately prior to such repayment).

“Applicable Rate” means (a) for each Term B Loan (including the Replacement Term Loans), 5.00% for ~~Eurodollar~~SOFR Loans and 4.00% for ABR Loans and (b) for each Type of Incremental Term Loan (other than the 2022 Incremental Term Loans), such per annum rates as shall be agreed to by the Borrower and the applicable Incremental Term Lenders as shown in the applicable Incremental Assumption Agreement.

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Asset Acquisition” means:

(1)    an Investment by the Borrower or any Restricted Subsidiary in any other Person if, as a result of such Investment, such Person shall become a Restricted Subsidiary, or shall be merged with or into the Borrower or any Restricted Subsidiary, or

(2)    the acquisition by the Borrower or any Restricted Subsidiary of all or substantially all of the assets or equity interests of any other Person or any division or line of business of any other Person.

“Asset Sale” means any sale, issuance, conveyance, transfer, lease, assignment or other disposition by the Borrower or any Restricted Subsidiary to any Person other than the Borrower or any Guarantor (including by means of a sale and leaseback transaction, a merger or consolidation or an LLC Division) (collectively, for purposes of this definition, a “transfer”), in one transaction or a series of related transactions, of any assets of the Borrower or any of its Restricted Subsidiaries other than dispositions of inventory in the ordinary course of business. For purposes of this definition, the term “Asset Sale” shall not include:

(1)    transfers of cash or Permitted Investments;

(2)    transfers of assets (including Equity Interests) that are governed by, and made in accordance with, Section 6.06;

(3)    Restricted Payments not prohibited by Section 6.03 and Investments not prohibited by Section 6.02;

(4)    the creation of any Lien permitted by Section 6.05;

(5)    transfers of assets that are (i) damaged, worn out or obsolete or (ii) replaced by or exchanged for assets of similar suitability and value;

(6)    dispositions of property by the Borrower or any Subsidiary to the Borrower or to a Restricted Subsidiary that is a Wholly Owned Subsidiary; provided that if the transferor of such property is a Loan Party, the transferee thereof must be a Loan Party;

(7)    Involuntary Dispositions;

(8)    Asset Swaps (including assumption of liabilities or obligations in connection therewith) useful in the business of the Borrower and its Subsidiaries;

(9)    sales or grants of licenses, cross-licenses or sublicenses to use the patents, trade secrets, know-how and other Intellectual Property or other intangible assets, the abandonment, cancellation or other disposition of Intellectual Property, and licenses, leases or subleases or other occupancy arrangements of other assets, of the Borrower or any Restricted Subsidiary, to the extent not materially interfering with the required use of such property by the Borrower and the Restricted Subsidiaries;

(10)    the sale or discount of accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof (and not as part of any financing of receivables);

(11)    Dispositions of Investments to the extent required by, or made pursuant to, customary buy/sell arrangements between the holders of Equity Interests pursuant to shareholders’ or joint venture agreements or similar arrangements; ~~and~~

(12)    any transfer or series of related transfers that, but for this clause, would be Asset Sales, if the aggregate Fair Market Value of the assets transferred in such transaction or any such series of related transactions does not exceed $10,000,000~~.~~; and

(13)     any dispositions of assets in connection with or relating to the Delta Merger Transactions.

“Asset Swap” means any exchange of assets of the Borrower or any Restricted Subsidiary for assets of another Person (including Equity Interests of a Person whose primary business in a Related Business) that are intended to be used by the Borrower or any Restricted Subsidiary in a Related Business.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.05), and accepted by the Administrative Agent, in substantially the form of Exhibit A (or, in the case of assignments to the Borrower or any of its Subsidiaries, in substantially the form of Exhibit B) or any other form (including electronic documentation generated by use of an electronic platform) approved by the Administrative Agent.

“Auction Manager” has the meaning assigned to such term in Section 2.19(a).

“Auction Procedures” means auction procedures with respect to Purchase Offers set forth in Exhibit J hereto.

“Available Amount” means, as at any date of determination, an amount determined on a cumulative basis equal to, without duplication:

(a)    the Retained Excess Cash Flow Amount (commencing with the fiscal year of the Borrower ending December 31, 2022); plus

(b)    the cumulative amount of all Declined Prepayment Amounts; plus

(c)    the net cash proceeds of any sale of Qualified Equity Interests by, or capital contribution to the common equity of, the Borrower (other than by a Restricted Subsidiary or in connection with the consummation of the Delta Merger) and not utilized as the basis for any other Restricted Payment, Investment or prepayment of Debt hereunder; ~~plus~~minus

~~(d)    in the event that any Unrestricted Subsidiary designated as such after the Closing Date is redesignated as a Restricted Subsidiary or has been merged or consolidated with or into or transfers or conveys its assets to, or is liquidated into, the Borrower or a Restricted Subsidiary of the Borrower, or the Equity Interests of such Unrestricted Subsidiary or such Unrestricted Subsidiary’s assets are sold or otherwise disposed of to another Person (other than another Unrestricted Subsidiary), in each case after Closing Date, the lesser of (i) the Fair Market Value of the Investments of the Borrower and its Restricted Subsidiaries in such Unrestricted Subsidiary made utilizing the Available Amount at the time of such redesignation, merger, consolidation, liquidation, transfer or conveyance, or of such sale or disposition of the Equity Interests or assets of such Unrestricted Subsidiary, as applicable, and (ii) the Fair Market Value of the original Investments of the Borrower and its Restricted Subsidiaries in such Unrestricted Subsidiary made utilizing the Available Amount; minus~~

(d)     [reserved];

(e)    the cumulative amount of Restricted Payments made with the Available Amount from and after the Closing Date and on or prior to such time; minus

(f)    the cumulative amount of Investments made with the Available Amount from and after the Closing Date and on or prior to such time (net of any dividends, distributions, profits, returns or similar amounts in respect of any such Investments (not to exceed the original amount of such Investments)); minus

(g)    the cumulative amount of Debt prepaid with the Available Amount from and after the Closing Date and on or prior to such time.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Basel III” means, collectively, those certain agreements on capital requirements, leverage ratios and liquidity standards contained in “Basel III: A Global Regulatory Framework for More Resilient Banks and Banking Systems,” “Basel III: International Framework for Liquidity Risk Measurement, Standards and Monitoring,” and “Guidance for National Authorities Operating the Countercyclical Capital Buffer,” each as published by the Basel Committee on Banking Supervision in December 2010 (as revised from time to time), and as implemented by a Lender’s primary U.S. federal banking regulatory authority or primary non-U.S. financial regulatory authority, as applicable.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Internal Revenue Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Internal Revenue Code) the assets of any such “employee benefit plan” or “plan.”

“Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Board of Directors” means the Board of Directors of the Borrower or any committee thereof duly authorized to act on behalf of such Board of Directors.

“Bona Fide Debt Fund” means any fund or investment vehicle that is primarily engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and other similar extensions of credit in the ordinary course.

“Borrower” ~~means R.R. Donnelley & Sons Company, a Delaware corporation~~has the meaning assigned to such term in the preamble to this Credit Agreement.

“Borrower Materials” has the meaning assigned to such term in Section 9.17.

“Borrowing” means a Loan of the same Class and Type, made, converted or continued on the same date and, in the case of ~~Eurodollar~~SOFR Loans, as to which a single Interest Period is in effect.

“Borrowing Date” means any Business Day specified by the Borrower as a date on which the Borrower requests the relevant Lenders to make Loans hereunder.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that when used in connection with a ~~Eurodollar~~SOFR Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in Dollar deposits in the London interbank market.

“ CAM” means Chatham Asset Management, LLC, a Delaware limited liability company, together with its Affiliates.

“Capital Expenditures” means, without duplication, all expenditures made (whether made in the form of cash or other property) or costs incurred for the acquisition or improvement of fixed or capital assets of the Borrower and its Restricted Subsidiaries (excluding normal replacements and maintenance which are properly charged to current operations), in each case that are (or should be) set forth as capital expenditures in a consolidated statement of cash flows of the Borrower and its Restricted Subsidiaries for such period, in each case prepared in accordance with GAAP.

“CFC” means a Subsidiary that is a “controlled foreign corporation” within the meaning of Section 957 of the Internal Revenue Code or a Subsidiary of such a Subsidiary.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) compliance by any Lender (or, for purposes of Section 2.11(b), by any lending office of such Lender or by such Lender’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives (including the rules for systemically important banks contained in “Global systemically important banks: assessment methodology and the additional loss absorbency requirement – Rules text” published by the Basel Committee on Banking Supervision in November 2011, as amended, supplemented or restated) promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law,” regardless of the date created, adopted or issued, but only to the extent it is the general policy of a Lender to impose applicable increased costs or costs in connection with capital adequacy and liquidity requirements similar to those described in clauses (a) and (b) of Section 2.11 generally on other similarly situated borrowers under similar circumstances under agreements permitting such impositions; provided that such Lender shall only be required to certify compliance with such requirement and shall not be obliged to provide any other information.

“Change of Control” means (i) if any Person, or a group of Persons acting in concert, other than the Permitted Holders, shall at any time acquire beneficial ownership (within the meaning of Rule 13d-3 of the Commission under the Exchange Act), directly or indirectly, of Voting Stock of the Borrower representing 35% or more of the combined voting power of all Voting Stock of the Borrower or (ii) if Intermediate Holdings at any time ceases to directly own 100% of the Voting Stock of the Borrower.

Notwithstanding the foregoing, (1) a transaction in which the Borrower becomes a subsidiary of another Person (other than a Person that is an individual) shall not constitute a Change of Control if the shareholders of the Borrower immediately prior to such transaction beneficially own, directly or indirectly through one or more intermediaries, the same proportion of voting power of the outstanding classes or series of the Borrower’s Voting Stock as such shareholders beneficially own immediately following the consummation of such transaction; provided that such Person shall become a Guarantor hereunder in accordance with the terms of Section 5.09(b) (assuming that the requirements thereunder that apply to newly acquired Restricted Subsidiaries apply to such Person) and thereafter (i) all covenants applicable to a Restricted Subsidiary shall apply to such Person, (ii) all financial calculations and financial statements made by reference to the Borrower shall be made by reference to such Person and (iii) the Administrative Agent and the Borrower shall enter into an amendment to this Agreement (which shall not require the consent of any other Lender) to give effect to the foregoing; and (2) a transaction in which the Borrower consolidates with or merges into another U.S. Person shall not constitute a Change of Control if (A) the outstanding Voting Stock of the Borrower is converted into or exchanged for the Voting Stock (other than Disqualified Equity Interests) of the surviving Person, and (B) immediately after such merger or consolidation, (x) no person or group (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is the beneficial owner (as such term is defined in Rules 13d-3 and 13d-5 under the Exchange Act) of more than 35% of the aggregate voting power of all outstanding classes or series of such surviving Person’s Voting Stock and (y) Intermediate Holdings directly owns 100% of the aggregate voting power of all outstanding classes or series of such surviving Person’s Voting Stock.

For purposes of this definition, a Person shall not be deemed to have beneficial ownership of securities subject to a stock purchase agreement, merger agreement or similar agreement until the consummation of the transactions contemplated by such agreement.

“Class” (a) when used in reference to any Loans or Borrowing, refers to whether such Loans or the Loans comprising such Borrowing, are Term B Loans, Incremental Term Loans established as a new Class of Loans, Extended Term Loans established as a new Class of Loans or Refinancing Term Loans established as a new Class of Loans, (b) when used in reference to any Commitments, refers to whether such Commitment is in respect of a commitment to make Term B Loans, Incremental Term Loans of a given Class, Extended Term Loans of a given Class or Refinancing Term Loans of a given Class, and (c) when used in reference to any Lender, refers to whether such Lender has a Loan or Commitment with respect to a particular Class of Loans or Commitments. Incremental Term Loans, Extended Term Loans or Refinancing Term Loans that have different terms and conditions shall be construed to be in different Classes.

“Closing Date” means ~~the date on which the conditions precedent set forth in Section 4.01 shall have been satisfied (or waived in accordance with Section 9.02)~~October 15, 2018.

“Closing Date Mortgaged Properties” has the meaning assigned to such term in the definition of “Mortgaged Properties.”

“Co-Documentation Agents” means U.S. Bank National Association and SunTrust Robinson Humphrey, Inc., as co-documentation agents.

“Co-Syndication Agents” means Citigroup Global Markets Inc., JPMorgan Chase Bank, N.A., PNC Capital Markets LLC and Wells Fargo Securities, LLC, as co-syndication agents.

“Collateral” means all of the “Pledged Collateral,” “Collateral” and “Mortgaged Property” referred to in the Collateral Documents and all property pledged or granted (or purported to be pledged or granted) as collateral pursuant to the Security Agreement and the other Collateral Documents.

“Collateral Documents” means, collectively, the Security Agreement, the Pledge Agreement, each of the Mortgages, each other security document, mortgage, pledge agreement or collateral agreement executed and delivered in connection with this Agreement and/or the other Loan Documents and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties.

“Commission” or “SEC” means the Securities and Exchange Commission or any federal body succeeding to its principal functions.

“Commitment” means, with respect to each Lender (to the extent applicable), such Lender’s Incremental Commitment and Term Loan Commitment, as applicable.

“Committed Loan Notice” means a notice of (a) a Borrowing, (b) a conversion of Loans from one Type to the other, or (c) a continuation of ~~Eurodollar~~SOFR Loans, pursuant to Section 2.05(a), which shall be substantially in the form of Exhibit K or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Consolidated Debt” means the total debt of the Borrower and its Consolidated Restricted Subsidiaries, as determined on a consolidated basis in accordance with GAAP.

“Consolidated EBITDA” means, for any period,

(a)    Consolidated Net Income for such period, plus

(1)    to the extent deducted in computing such Consolidated Net Income for such period, the sum (without duplication) of

(2)    all income taxes of the Borrower and its Consolidated Restricted Subsidiaries paid or accrued in accordance with GAAP,

(3)    Consolidated Interest Expense,

(4)    depreciation and amortization in accordance with GAAP,

(5)    any non-cash charges, accruals or reserves for extraordinary, unusual or nonrecurring items,

(6)    all non-cash compensation expense,

(7)    all other non-cash charges, expenses or losses, including any impairment (including any impairment of intangibles and goodwill) (excluding any non-cash charge, expense or loss that results in an accrual of a reserve for cash charges in any future period and any non-cash charge, expense or loss relating to write-offs, write downs or reserves with respect to accounts receivable or inventory),

(8)    any loss or gain on extinguishment of debt, ~~and~~

~~(9)    any restructuring and impairment charges and any cash charges in respect of non-recurring or unusual items, minus~~

(9)     any restructuring and impairments charges or expenses and any fees, charges or other expenses paid or incurred in connection with any actual or proposed non-ordinary course Investment, asset sale, acquisition, recapitalization or issuance of capital stock or incurrence of Debt or any amendment or modification of Debt, or any other non-recurring or unusual items (including the Delta Merger Transaction Expenses to the extent paid (and not reimbursed) or incurred by the Borrower and its Consolidated Restricted Subsidiaries), and

(10)     any reasonable good faith estimates of factually supportable and identifiable cost savings resulting from the Delta Merger Transactions that have been realized or for which the steps necessary for realization have been taken and are expected to be realized within 12 months of the Amendment No. 1 Effective Date, in an amount not to exceed, when aggregated with any cost savings pursuant to clause (B)(i) of the definition of “Pro Forma Basis”, 10% of Consolidated EBITDA before giving effect to such cost savings for any measurement period, which cost savings can be reasonably computed, as certified in writing in an Officer’s Certificate executed by a Responsible Officer of the Borrower and delivered to the Administrative Agent, minus

(b)    (i) to the extent added in computing Consolidated Net Income for such period, total interest income, as determined in accordance with GAAP and (ii) the payment of cash, if any, when actually paid, with respect to any charge, accrual or reserve that was deducted in determining Consolidated Net Income in such period, but added back in any prior period pursuant to clause (b)(iv).

“Consolidated Interest Expense” means, for any period, on a Pro Forma Basis (a) total interest expense of the Borrower and its Consolidated Restricted Subsidiaries for such period, as determined in accordance with GAAP, plus (b) without duplication, the consolidated interest, fees, yield or discount accrued during such period on the aggregate outstanding investment or claim held by purchasers, assignees or other transferees of (or of interests in) receivables of the Borrower and its Consolidated Restricted Subsidiaries in connection with securitization transactions (regardless of the accounting treatment of such securitization transactions).

“Consolidated Net Income” means, for any period, the consolidated net earnings (or loss) after taxes of the Borrower and its Consolidated Restricted Subsidiaries for such period, as determined in accordance with GAAP.

“Consolidated Restricted Subsidiary” means any Consolidated Subsidiary that is a Restricted Subsidiary.

“Consolidated Subsidiary” means, at any date, any Subsidiary the accounts of which would be consolidated with those of the Borrower in its consolidated financial statements at such date in accordance with GAAP.

“Consolidated Working Capital” means, with respect to the Borrower and its Restricted Subsidiaries on a consolidated basis at any date of determination, Current Assets at such date of determination minus Current Liabilities at such date of determination; provided that increases or decreases in Consolidated Working Capital shall be calculated without regard to any changes in Current Assets or Current Liabilities as a result of (a) any reclassification in accordance with GAAP of assets or liabilities, as applicable, between current and noncurrent or (b) the effects of purchase accounting.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is legally bound.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Current Assets” means, with respect to the Borrower and its Restricted Subsidiaries on a consolidated basis at any date of determination, all assets (other than cash, Permitted Investments or other cash equivalents) that would, in accordance with GAAP, be classified on a consolidated balance sheet of the Borrower and its Restricted Subsidiaries as current assets at such date of determination, other than amounts related to current or deferred taxes based on income or profits.

“Current Liabilities” means, with respect to the Borrower and its Restricted Subsidiaries on a consolidated basis at any date of determination, all liabilities that would, in accordance with GAAP, be classified on a consolidated balance sheet of the Borrower and its Restricted Subsidiaries as current liabilities at such date of determination, other than (a) the current portion of any Debt, (b) accruals of Consolidated Interest Expense (excluding Consolidated Interest Expense that is due and unpaid), (c) accruals for current or deferred taxes based on income or profits, (d) accruals, if any, of transaction costs resulting from the Transactions, and (e) accruals of any costs or expenses related to (i) severance or termination of employees prior to the Closing Date or (ii) bonuses, pension and other post-retirement benefit obligations.

“Debt” means (but without duplication of any item) (i) indebtedness for borrowed money or for the deferred purchase price of property or services other than (x) trade accounts payable on customary terms in the ordinary course of business and (y) financial obligations under management consulting contracts or noncompete agreements with unaffiliated Persons entered into in connection with the acquisition of the businesses of such Persons, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations as lessee under leases which shall have been or should be, in accordance with GAAP as of the Closing Date, recorded as capital leases, (iv) the maximum amount available to be drawn under letters of credit (including standby and commercial); provided that letters of credit that are cash collateralized, up to a maximum aggregate amount of $50,000,000 at any one time, shall not be deemed Debt, (v) net obligations under any Hedging Obligations and (vi) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clause (i), (ii), (iii), (iv) or (v) above.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Declined Prepayment Amount” has the meaning assigned to such term in Section 2.07(e).

“Declining Term Lender” has the meaning assigned to such term in Section 2.07(e).

“Default” means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

“Defaulting Lender” means, subject to Section 2.16(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two Business Days of the date when due, (b) has notified the Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, other than via an Undisclosed Administration, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.16(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrower and each other Lender promptly following such determination.

“Delta Merger” has the meaning assigned to such term in Amendment No. 1.

“ Delta Merger Agreement” has the meaning assigned to such term in Amendment No. 1.

“ Delta Merger Closing Date” has the meaning assigned to such term in Amendment No. 1.

“ Delta Merger CoC Financing” has the meaning assigned to such term in Amendment No. 1.

“ Delta Merger Debt Exchange” has the meaning assigned to such term in Amendment No. 1.

“ Delta Merger Financing” has the meaning assigned to such term in Amendment No. 1.

“ Delta Merger Transaction Expenses” means any and all fees (including consent fees), costs or expenses incurred or paid by the Permitted Holders, Intermediate Holdings, the Parent, the Borrower or any of their respective Subsidiaries in connection with or related to the Delta Merger Agreement or the Delta Merger Transactions, including any payments to officers, employees and directors as change of control payments, severance payments, special or retention bonuses, or stock options.

“ Delta Merger Transactions” has the meaning assigned to such term in Amendment No. 1.

“Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction.

“Designated Non-Cash Consideration” means the Fair Market Value of non-cash consideration received by the Borrower or any of its Restricted Subsidiaries in connection with an Asset Sale, less the amount of cash received in connection with a subsequent disposition of or collection on such Designated Non-Cash Consideration.

~~“Designation” has the meaning assigned to such term in the definition of “Unrestricted Subsidiary.”~~

~~“Designation Amount” has the meaning assigned to such term in the definition of “Unrestricted Subsidiary.”~~

“Disclosed Matters” means the actions, suits and proceedings and the environmental matters disclosed in Schedule 3.06.

“Disposition” means, with respect to any property, any sale, lease, license, sale and leaseback, assignment, conveyance, transfer or other disposition thereof. The terms “Dispose” and “Disposed of” shall have correlative meanings.

“Disqualified Equity Interests” of any Person means any class of Equity Interests of such Person that, by its terms, or by the terms of any related agreement or of any security into which it is convertible, puttable or exchangeable, is, or upon the happening of any event or the passage of time would be, required to be redeemed by such Person, whether or not at the option of the holder thereof, or matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, in whole or in part, in each case on or prior to the date that is 91 days after the Term B Maturity Date; provided, however, that any class of Equity Interests of such Person that, by its terms, authorizes such Person to satisfy in full its obligations with respect to the payment of dividends or upon maturity, redemption (pursuant to a sinking fund or otherwise) or repurchase thereof or otherwise by the delivery of Equity Interests that are not Disqualified Equity Interests, and that is not convertible, puttable or exchangeable for Disqualified Equity Interests or Debt, will not be deemed to be Disqualified Equity Interests so long as such Person satisfies its obligations with respect thereto solely by the delivery of Equity Interests that are not Disqualified Equity Interests; provided, further, however, that any Equity Interests that would not constitute Disqualified Equity Interests but for provisions thereof giving holders thereof (or the holders of any security into or for which such Equity Interests are convertible, exchangeable or exercisable) the right to require the Borrower to redeem such Equity Interests upon the occurrence of a change of control, asset sale or casualty or condemnation event occurring prior to the 91st day after the Term B Maturity Date shall not constitute Disqualified Equity Interests if such Equity Interests specifically provide that the Borrower will not redeem any such Equity Interests pursuant to such provisions prior to the Obligations (other than contingent obligations not yet accrued and payable) having been paid in full.

“Disqualified Lenders” means, as of any date, (a) those Persons identified by the Borrower in writing to the Administrative Agent prior to September 18, 2018, (b) competitors of the Borrower and its Subsidiaries that are identified by the Borrower to the Administrative Agent in writing from time to time not less than three Business Days prior to such date after the Closing Date and (c) any Affiliate of any Person described in clauses (a) or (b) above that is identified by the Borrower to the Administrative Agent in writing from time to time or clearly identifiable solely on the basis of its name as an Affiliate of such Person, other than an Affiliate of such Person that is a Bona Fide Debt Fund; provided, that Disqualified Lenders shall exclude any Person that the Borrower has designated as no longer being a “Disqualified Lender” by written notice delivered to the Administrative Agent from time to time.

“Dollars” and the sign “$” each mean the lawful currency of the United States.

“Domestic Subsidiary” means any Subsidiary of the Borrower that is organized under the laws of the United States, any state thereof or the District of Columbia.

“DQ List” has the meaning assigned to such term in Section 9.05(f)(iv).

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Environmental Action” means any administrative, regulatory or judicial action, suit, demand, demand letter, claim, notice of noncompliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law, Environmental Permit or Hazardous Materials or arising from alleged injury or threat of injury to the environment, including (a) by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any governmental or regulatory authority or any third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

“Environmental Law” means any federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, judgment, decree or judicial interpretation relating to the environment or Hazardous Materials.

“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting; provided that “Equity Interests” shall not include convertible Debt securities.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or (c) of the Internal Revenue Code (and Sections 414(m) and (o) of the Internal Revenue Code for purposes of provisions relating to Section 412 of the Internal Revenue Code).

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, or the treatment of a Pension Plan amendment as a termination, under Section 4041 or 4041A of ERISA, (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) receipt of notice from the PBGC of its intent to take action under Section 4042 of ERISA to terminate or appoint a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Section 430 or 432 of the Internal Revenue Code or Section 303 or 305 of ERISA or (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

~~“Eurodollar”  when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Eurodollar Rate.~~

~~“Eurodollar Rate” means:~~

~~(a)    for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) or a comparable or successor rate, determined in accordance with Section 2.10, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and~~

~~(b)     for any interest calculation with respect to any loan bearing interest at the Alternate Base Rate on any date, the rate per annum equal to LIBOR, at or about 11:00 a.m., London time determined two  Business Days prior to such date for U.S. Dollar deposits with a term of one month commencing that day; and~~

~~provided  that (i) to the extent a comparable or successor rate is determined in accordance with Section 2.10 in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent and (ii) in the event that the Eurodollar Rate as determined above for any Term B Loan would otherwise be less than 0.00%, such Eurodollar Rate shall be deemed to be 0.00%.~~

“Event of Default” has the meaning assigned to such term in Section 7.01.

“Excess Cash Flow” means, for any period, an amount equal to the excess of:

(a)    the sum, without duplication, of

(i)    Consolidated Net Income for such period,

(ii)    an amount equal to the amount of all non-cash charges to the extent deducted in arriving at such Consolidated Net Income,

(iii)    decreases in Consolidated Working Capital for such period (other than any such decreases arising from acquisitions or dispositions outside the ordinary course of business by the Borrower and its Restricted Subsidiaries completed during such period),

(iv)    cash receipts by the Borrower and its Restricted Subsidiaries in respect of Hedging Obligations during such fiscal year to the extent not otherwise included in such Consolidated Net Income,

(v)    the amount by which tax expense deducted in determining such Consolidated Net Income for such period exceeded taxes (including penalties and interest) paid in cash or tax reserves set aside or payable (without duplication) by the Borrower and its Restricted Subsidiaries in such period,

(vi)    any losses on Asset Sales to the extent reflected in Consolidated Net Income for such period,

(vii)    any non-cash losses reflected in Consolidated Net Income for such period due solely to fluctuations in currency values and the related tax effects according to GAAP, and

(viii)    any non-cash extraordinary, unusual or nonrecurring loss (or the tax effect of any such extraordinary, unusual or nonrecurring loss) reflected in Consolidated Net Income for such period, over

(b)    the sum, without duplication, of

(i)    an amount equal to the amount of all non-cash credits included in arriving at such Consolidated Net Income,

(ii)    without duplication of amounts deducted pursuant to clause (ix) below in prior years, the amount of Capital Expenditures or acquisitions of Intellectual Property made in cash during such period by the Borrower and its Restricted Subsidiaries, except to the extent that such Capital Expenditures or acquisitions were financed with the proceeds of Debt of the Borrower or its Restricted Subsidiaries (other than under any revolving credit facility),

(iii)    the aggregate amount of all principal payments of Debt of the Borrower and its Restricted Subsidiaries (including (A) the principal component of payments in respect of capital lease obligations, (B) the amount of any scheduled repayment of Term Loans, but excluding all other prepayments of Term Loans, and (C) all prepayments in respect of any revolving credit facility, but only to the extent there is an equivalent permanent reduction in commitments thereunder), except to the extent financed with the proceeds of other Debt (other than under any revolving credit facility) of the Borrower or its Restricted Subsidiaries,

(iv)    increases in Consolidated Working Capital for such period (other than any such increases arising from acquisitions or dispositions outside the ordinary course of business by the Borrower and its Restricted Subsidiaries completed during such period or the application of purchase accounting),

(v)    payments by the Borrower and its Restricted Subsidiaries during such period in respect of long-term liabilities of the Borrower and its Subsidiaries other than Debt, to the extent not already deducted from Consolidated Net Income, except to the extent financed with the proceeds of other Debt (other than under any revolving credit facility) of the Borrower or its Restricted Subsidiaries,

(vi)    without duplication of amounts deducted pursuant to clause (ix) below in prior fiscal years, the aggregate amount of cash consideration paid by the Borrower and its Subsidiaries (on a consolidated basis) in connection with Investments (including acquisitions) made during such period pursuant to Section 6.02 (except for those Investments made under Sections 6.02(a), (b), (c), (d), (f), (g), (i) and (j)) to the extent that such Investments were financed with internally generated cash flow of the Borrower and its Restricted Subsidiaries,

(vii)    the amount of Restricted Payments during such period (on a consolidated basis) by the Borrower and its Restricted Subsidiaries made in compliance with Section 6.03 (other than Sections 6.03(b) (except to the extent a Restricted Payment is made pursuant to Section 6.03(b) to a Person that is not the Borrower or a Restricted Subsidiary), (c), (f) and (j)) to the extent such Restricted Payments were financed with internally generated cash flow of the Borrower and its Restricted Subsidiaries,

(viii)    the aggregate amount of any premium, make-whole or penalty payments actually paid in cash by the Borrower and its Restricted Subsidiaries during such period that are made in connection with any prepayment of Debt to the extent that such payments are not deducted in calculating Consolidated Net Income and were not funded with the proceeds of other Debt (other than Debt under any revolving credit facility) of the Borrower or its Restricted Subsidiaries,

(ix)    without duplication of amounts deducted from Excess Cash Flow in prior periods, the aggregate consideration required to be paid in cash by the Borrower or any of its Restricted Subsidiaries pursuant to binding contracts (the “Contract Consideration”) entered into prior to or during such period relating to Asset Acquisitions, Capital Expenditures or acquisitions of Intellectual Property to be consummated or made during the period of four consecutive fiscal quarters of the Borrower following the end of such period, provided that to the extent the aggregate amount of internally generated cash actually utilized to finance such Asset Acquisition, Capital Expenditures or acquisitions of Intellectual Property during such period of four consecutive fiscal quarters is less than the Contract Consideration, the amount of such shortfall shall be added to the calculation of Excess Cash Flow at the end of such period of four consecutive fiscal quarters,

(x)    the amount of taxes (including penalties and interest) paid in cash or tax reserves set aside or payable (without duplication) in such period to the extent they exceed the amount of tax expense deducted in determining Consolidated Net Income for such period,

(xi)    cash expenditures in respect of Hedging Obligations during such fiscal year to the extent not deducted in arriving at such Consolidated Net Income,

(xii)    any gains on Asset Sales to the extent reflected in Consolidated Net Income for such period,

(xiii)    any non-cash gains reflected in Consolidated Net Income for such period due solely to fluctuations in currency values and the related tax effects according to GAAP,

(xiv)    any non-cash extraordinary, unusual or nonrecurring gain (or the tax effect of any such extraordinary, unusual or nonrecurring gain) reflected in Consolidated Net Income for such period, and

(xvi)    cash payments made during such period for any liability the accrual of which in a prior period did not reduce Consolidated Net Income (and so increased Excess Cash Flow in such prior period) (provided that (1) there was no other deduction to Consolidated Net Income or Excess Cash Flow related to such payment and (2) such payment is not otherwise excluded pursuant to clauses (b)(i) through (b)(xv) above).

“Excess Cash Flow Period” means each fiscal year of the Borrower, commencing with the fiscal year of the Borrower ending December 31, ~~2019~~2022.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Debt” means all Debt permitted to be incurred under Section 6.01.

“Excluded Property” has the meaning assigned thereto in the Security Agreement.

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder or under any other Loan Document, (a) Taxes imposed on or measured by such recipient’s net income (however denominated), franchise Taxes, and branch profits Taxes, in each case imposed by a jurisdiction as a result of (i) such recipient being organized under the laws of, having its principal office in or, in the case of any Lender, having its applicable lending office in such jurisdiction (or any political subdivision thereof) or (ii) any other present or former connection between such recipient and such jurisdiction (including such recipient carrying on a trade or business, having a permanent establishment or being a resident for tax purposes in such jurisdiction), other than any connection arising solely from such recipient having executed, delivered, enforced, become a party to, performed its obligations under, received payments under, received or perfected a security interest under or engaged in any other transaction pursuant to any Loan Documents (including, for the avoidance of doubt, any backup withholding in respect of any such Taxes), (b) any Taxes attributable to such Lender’s failure to comply with Section 2.13(e), (c) in the case of a Lender, any U.S. federal withholding Tax that is imposed on amounts payable to such Lender with respect to an applicable interest in a Loan or Commitment pursuant to the laws in force at the time such Lender (i) acquires such interest in the Commitment (or, to the extent a Lender acquires an interest in a Loan without acquiring an interest in the corresponding Commitment, the Loan), provided that this clause (c)(i) shall not apply to a Lender that acquires its applicable interest pursuant to a request by the Borrower under Section 2.15, or (ii) designates a new lending office, except in each case to the extent that such Lender (or its assignor, if any) was entitled, immediately prior to the designation of a new lending office (or assignment), to receive additional amounts from any Loan Party with respect to such withholding Tax pursuant to Section 2.13 and (d) any withholding Tax imposed pursuant to FATCA.

“ Existing Term B Commitment” means, as to any Term B Lender, the obligation of such Term B Lender to make Term B Loans in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule 1.01A or in the Assignment and Assumption or Incremental Assumption

Agreement pursuant to which such Term B Lender became a party hereto as the same may be changed from time to time pursuant to the terms of this Agreement (including as increased, extended or replaced as provided in Section 2.02, 2.17 and 2.18). The aggregate amount of all Existing Term B Commitments as of the Closing Date was $550,000,000.

“ Existing Term B Loans” means the Term Loans made pursuant to the Existing Term B Commitment.

“ExpressMap” means, with respect to any Mortgaged Property, an aerial map depicting material improvements utilized in connection with such Mortgaged Property, issued by a survey provider that has been selected by the Borrower and is reasonably acceptable to the Administrative Agent and in form and substance reasonably acceptable to the Administrative Agent, and is otherwise sufficient to allow the issuance of the Mortgage Policy with respect to such Mortgaged Property without any exception (other than customary exceptions) for such matters as would be shown on an accurate survey of the Mortgaged Property and with a standard “land same as survey” and such other customary survey related endorsements as the Administrative Agent may reasonably request.

“Extended Term Loan” has the meaning assigned to such term in Section 2.17(a).

“Extending Lender” has the meaning assigned to such term in Section 2.17(a).

“Extension” has the meaning assigned to such term in Section 2.17(a).

“Extension Amendment” has the meaning assigned to that term in Section 2.17(b).

“Fair Market Value” means, with respect to any asset, as determined by the Borrower, the price (after taking into account any liabilities relating to such assets) that would be negotiated in an arm’s-length transaction for cash between a willing seller and a willing and able buyer, neither of which is under any compulsion to complete the transaction.

“Facility” means any Term Facility.

“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code as of the ~~date hereof~~Closing Date (and any amended or successor version thereof that is substantively comparable and not materially more onerous to comply with), any current or future Treasury regulations or other official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code as of the date of this Agreement (or any amended or successor version described above), and any intergovernmental agreement, treaty or convention among Governmental Authorities (and any related legislation, rules or official administrative practices) implementing any of the foregoing.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to the Administrative Agent on such day on such transactions as determined by the Administrative Agent; provided that if Federal Funds Rate shall be less than zero, such rate shall be deemed zero for purpose of this Agreement.

“Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of the Borrower.

“First Priority Debt” means Consolidated Debt that is secured by a first-priority Lien on any Collateral.

“First Priority Debt Leverage Ratio” means, on a Pro Forma Basis as of any date of determination, the ratio of (a) First Priority Debt as of such date, less Unrestricted Cash of the Borrower and its Restricted Subsidiaries as of such date, if any, in an amount not to exceed $150,000,000, to (b) Consolidated EBITDA for the most recent four fiscal quarter period preceding such date for which financial statements have been or were required to be delivered pursuant to Section 5.01(a) or (b) (or, prior to the delivery of any such financial statements, the latest financial statements referred to in Section 3.04).

“Flood Documentation” means with respect to each improved Mortgaged Property, (i) a completed “life-of-loan” Federal Emergency Management Agency standard flood hazard determination (to the extent an improved Mortgaged Property has a building or mobile home located in a Special Flood Hazard Area, together with a notice about Special Flood Hazard Area status and flood disaster assistance duly executed by the applicable Loan Party relating thereto) and (ii) a copy of, or a certificate as to coverage under, and a declaration page relating to, the insurance policies, along with a copy of the underlying policies (if requested by the Administrative Agent) required by Section 5.05 hereof and the applicable provisions of the Collateral Documents, the property policy shall (A) be endorsed or otherwise amended to include a “standard” lender’s loss payable or mortgagee endorsement (as applicable), (B) the general liability policy shall name the Administrative Agent, on behalf of the Secured Parties, as additional insured, (C) sufficiently identify the property located in a Special Flood Hazard Area, the applicable flood zone designation and the flood insurance coverage and deductible relating thereto and (D) be otherwise in form and substance reasonably satisfactory to the Administrative Agent, subject to the provisions of Section 5.05.

“Flood Insurance Laws” means, collectively, (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (iii) the National Flood Insurance Reform Act of 1994 as now or hereafter in effect or any successor statute thereto, (iv) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto and (v) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto.

“ Floor” means a rate of interest equal to 0.50% per annum.

“Foreign Lender” means any Lender that is not a “United States person” as defined in Section 7701(a)(30) of the Internal Revenue Code.

“Foreign Subsidiary” means any Subsidiary of the Borrower that is not a Domestic Subsidiary.

“GAAP” means generally accepted accounting principles in the United States as set forth in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) and other sources as described in FASB ASC 105, “Generally Accepted Accounting Principles,” that are applicable to the circumstances as of the date of determination, consistently applied.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state, local, provincial or otherwise and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting regulatory capital rules or standards (including the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing).

“Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Debt or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Debt or other obligation of the payment or performance of such Debt or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Debt or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Debt or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Debt or other obligation of any other Person, whether or not such Debt or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Debt to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.

“Guarantee Agreement” means the Guarantee Agreement to be executed and delivered by each Subsidiary Guarantor, substantially in the form of Exhibit C.

“Guarantors” means Intermediate Holdings and each Subsidiary Guarantor.

“Hazardous Materials” means petroleum and petroleum products, byproducts or breakdown products, radioactive materials, asbestos-containing materials, radon gas and any other chemicals, materials or substances designated, classified or regulated as being “hazardous” or “toxic,” or words of similar import, under any federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, judgment, decree or judicial interpretation.

“Hedging Obligations” of any Person means the obligations of such Person under Swap Contracts.

“HMT” has the meaning assigned to such term in the definition of “Sanction(s).”

“Incremental Amount” means, at any time, the sum of:

(a)    the excess (if any) of

(i)    (x) the aggregate amount of all voluntary prepayments of Term Loans made prior to such time plus (y) the aggregate amount of cash actually paid by the Borrower in respect of repurchases of Term Loans made prior to such time (other than, in the case of clauses (x) and (y), prepayments and repurchases made with the proceeds of long-term Debt (it being understood that drawings under the ABL Credit Agreement are not considered to be proceeds of long-term Debt)); over

(ii)    the aggregate amount of all Incremental Term Loan Commitments established after the Closing Date and prior to such time pursuant to Section 2.02 and the aggregate amount of all commitments in respect of Incremental Equivalent Debt established after the Closing Date and prior to such time pursuant to Section 6.01(m), in each case in reliance on this clause (a); and

(b)    any amounts so long as immediately after giving pro forma effect to the establishment of any Incremental Term Loan Commitments or the commitments in respect of any Incremental Equivalent Debt, any Asset Acquisition or other transaction consummated concurrently therewith or to be consummated with the proceeds of the loans or other extensions of credit made thereunder, if, (x) in the case of Incremental Facilities or Incremental Equivalent Debt, in each case, constituting First Priority Debt, the First Priority Debt Leverage Ratio is equal to or less than ~~2.00~~1.90 to 1.00, (y) in the case of Incremental Equivalent Debt constituting Priority Debt (other than First Priority Debt), the Priority Debt Leverage Ratio is equal to or less than ~~3.00~~1.90 to 1.00 and (z) in the case of Incremental Equivalent Debt of the Borrower that is unsecured and is not guaranteed by any Subsidiary of the Borrower, the Total Leverage Ratio is equal to or less than ~~5.00~~3.60 to 1.00, and in each case of clauses (x), (y) and (z), calculated (i) as if any Incremental Term Loan Commitments or the commitments in respect of any Incremental Equivalent Debt were fully drawn on the effective date thereof and (ii) without netting any of the proceeds of any of such Incremental Facility or Incremental Equivalent Debt; provided that solely for the purposes of calculating the First Priority Debt Leverage Ratio to determine whether an Incremental Facility or Incremental Equivalent Debt may be incurred pursuant to this clause (b), such calculation shall be made without giving effect to any amount incurred simultaneously under clause (a).

“Incremental Assumption Agreement” means an Incremental Assumption Agreement in form and substance reasonably satisfactory to the Administrative Agent, among the Borrower, the Administrative Agent and, if applicable, one or more Incremental Term Lenders. For the avoidance of doubt, the Amendment No. 1 shall constitute an “Incremental Assumption Amendment”.

“Incremental Assumption Amendment” means any amendment to the Incremental Assumption Agreement.

“Incremental Commitment” means an Incremental Term Loan Commitment.

“Incremental Equivalent Debt” means Debt incurred by one or more of the Loan Parties in the form of one or more series of pari passu notes, junior lien term loans or notes, subordinated term loans or notes or senior unsecured term loans or notes; provided that the requirements applicable to the incurrence of Incremental Term Loans shall not apply; provided further, that such Debt (a) shall not be secured by any property or assets of the Loan Parties or any Restricted Subsidiary other than Collateral, and unless such Debt is unsecured, a Senior Representative acting on behalf of the holders of such Debt shall have become party to a customary intercreditor agreement reasonably satisfactory to the Borrower and the Administrative Agent reflecting the priority of the Liens securing such Debt, (b) shall not be guaranteed by any Person other than one or more Loan Parties, (c) shall not mature prior to the Latest Maturity Date in effect at the time such Debt is incurred, (d) shall not have a Weighted Average Life to Maturity shorter than the Weighted Average Life to Maturity of the Term Loans at the time such Debt is incurred, (e) in the case of Incremental Equivalent Debt in the form of one or more series of pari passu notes, Section 2.02(b)(iv) shall apply and (f) shall have covenants and events of default that are not more restrictive, taken as a whole, than the terms applicable to the Term Loans at the time such Debt is incurred (except for covenants and events of default applicable only to periods after the Latest Maturity Date in effect at the time such Debt is incurred or after the Obligations in effect at such time (other than contingent obligations not yet accrued and payable) have been paid in full), as reasonably determined by the Borrower in good faith.

“Incremental Facility” means the Incremental Commitments and the Incremental Loans made thereunder.

“Incremental Loan” means an Incremental Term Loan.

“Incremental Term Facility” means the Incremental Term Loan Commitments and the Incremental Term Loans made thereunder.

“Incremental Term Lender” means a Lender with an Incremental Term Loan Commitment or an outstanding Incremental Term Loan.

“Incremental Term Loan Commitment” means the commitment of any Lender, established pursuant to Section 2.02, to make Incremental Term Loans to the Borrower.

“Incremental Term Loans” means any term loans borrowed in connection with an Incremental Assumption Agreement.

“Indemnified Taxes” means all Taxes imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document, other than Excluded Taxes.

“Indemnitee” has the meaning assigned to such term in Section 9.04(b).

“Ineligible Institution” means (a) a Defaulting Lender, (b) except with respect to assignments made pursuant to Section 2.19, the Borrower, any of its Subsidiaries or any of its Affiliates, or (c) a company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person or relative(s) thereof.

“Information” has the meaning assigned to such term in Section 9.13.

“Inside Maturity Notes” means each of, individually, (a) the 2019 Notes, and (b) the Borrower’s (i) 7.625% senior notes due 2020, (ii) 7.875% senior notes due 2021, (iii) 8.875% debentures due 2021, (iv) 7.00% senior notes due 2022 and (v) 6.50% senior notes due 2023.

“Insolvency or Liquidation Proceeding” means:

(a)    any voluntary or involuntary case or proceeding under any Debtor Relief Law with respect to any Loan Party;

(b)    any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Loan Party or with respect to a material portion of their respective assets;

(c)    any liquidation, dissolution, reorganization or winding up of any Loan Party, whether voluntary or involuntary, whether or not under a court’s jurisdiction or supervision, and whether or not involving insolvency or bankruptcy; or

(d)    any general assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Loan Party.

“Insurance Policy Debt” means Debt of the Borrower or any of its Restricted Subsidiaries under policies of life insurance now or hereafter owned by the Borrower or any of its Restricted Subsidiaries under which policies the sole recourse for such borrowing is against such policies.

“Intellectual Property” has the meaning assigned thereto in the Security Agreement.

“Interest Election Request” means a request in the form of Exhibit K (or any other form approved by the Administrative Agent (acting reasonably)) by the Borrower to convert or continue a Borrowing in accordance with Section 2.05.

“Interest Payment Date” means (a) with respect to any ABR Loan, the last day of each March, June, September and December and (b) with respect to any ~~Eurodollar~~SOFR Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a ~~Eurodollar~~SOFR Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period.

“Interest Period” means, as to any ~~Eurodollar~~SOFR Loan, (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such ~~Eurodollar~~SOFR Loan and ending one week, one month, two months, three months or six months (or, if available to all Lenders under the applicable Facility, twelve months or any other period acceptable to the Administrative Agent) thereafter, as selected by the Borrower in its Committed Loan Notice, as the case may be, given with respect thereto, and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such ~~Eurodollar~~SOFR Loan and ending one week, one month, two months, three months or six months (or, if agreed to by all Lenders under the applicable Facility, twelve months or any other period acceptable to the Administrative Agent) thereafter, as selected by the Borrower by irrevocable Committed Loan Notice to the Administrative Agent not later than 12:00 noon, New York City time, on the date that is three Business Days prior to the last day of the then current Interest Period with respect thereto; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

(i)    if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

(ii)    the Borrower may not select an Interest Period for a Term Loan that would extend beyond the date the final payment is due on such Term Loan; and

(iii)    any Interest Period relating to a ~~Eurodollar Rate~~SOFR Loan of at least one month’s duration that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended.

“ Intermediate Holdings” has the meaning assigned to such term in Amendment No. 1 .

“ Intermediate Holdings Documentation” has the meaning assigned to such term in Amendment No. 1 .

“Investment” means, as to any Person, any direct or indirect Asset Acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, guarantee or assumption of debt of, or purchase or other acquisition of any other debt or interest in, another Person, or (c) an Asset Acquisition, less any amount paid, repaid, returned, distributed or otherwise received in cash in respect of any Investment. The amount of any Investment shall be the amount actually invested without adjustment for subsequent increases or decreases in value.

“Involuntary Disposition” means any loss of, damage to or destruction of, or any condemnation or other taking for public use of, any property of the Borrower or any Subsidiary.

“Junior Debt” means Debt for borrowed money, other than Debt incurred under or pursuant to the ABL Credit Agreement, that is (x) unsecured, or (y) by its terms subordinated or junior in right of payment or security to the Obligations.

“Junior Debt Restricted Payment” means, any payment or other distribution (whether in cash, securities or other property), directly or indirectly made by the Borrower or any of its Restricted Subsidiaries, of or in respect of principal of or interest on any Junior Debt (or any Permitted Refinancing thereof); provided, that the following shall not constitute a Junior Debt Restricted Payment:

(a)    any Permitted Refinancing thereof permitted to be incurred under Section 6.01;

(b)    payments of regularly scheduled interest and fees due thereunder, other non-principal payments thereunder, any mandatory prepayments of principal, interest and fees thereunder, scheduled payments thereon necessary to avoid the Junior Debt from constituting “applicable high yield discount obligations” within the meaning of Section 163(i)(l) of the Internal Revenue Code, and principal on the scheduled maturity date of any Junior Debt;

(c)    payments or distributions in respect of all or any portion of the Junior Debt with the proceeds from the substantially concurrent issuance, sale or exchange by the Borrower of Qualified Equity Interests; provided that such net cash proceeds are not included in any determination of the Available Amount; or

(d)    the conversion of any Junior Debt to Qualified Equity Interests of the Borrower; provided that such amounts are not included in any determination of the Available Amount.

“Latest Maturity Date” means, at any date of determination, the latest maturity date in respect of any Class of Term Loans, in each case then in effect on such date of determination.

“LCT Election” has the meaning assigned to such term in Section 1.08.

“LCT Test Date” has the meaning assigned to such term in Section 1.08.

“Lead Arrangers” means, collectively, Bank of America, N.A., Citigroup Global Markets Inc., JPMorgan Chase Bank, N.A., PNC Capital Markets LLC and Wells Fargo Securities, LLC, as joint lead arrangers and joint bookrunners.

“Lender Presentation” means the Lender Presentation dated September 2018 and made available to the Lenders in connection with this Agreement.

“Lenders” means the Persons listed on Schedule 1.01A and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption or any Incremental Assumption Agreement, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

~~“LIBOR” has the meaning assigned to such term in the definition of “Eurodollar Rate.”~~

~~“LIBOR Screen Rate” means the LIBOR quote on the applicable screen page the Administrative Agent designates to determine LIBOR (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).~~

~~“LIBOR Successor Rate” has the meaning assigned to such term in Section 2.10(b).~~

~~“LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Alternate Base Rate, Eurodollar Rate, or Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption of such LIBOR Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Administrative Agent determines in consultation with the Borrower).~~

“Lien” means, with respect to any asset, any security interest, mortgage, pledge, lien, claim, charge or encumbrance of any kind in respect of such asset.

“Limited Condition Transaction” means each of any (i) Permitted Acquisition or other similar permitted Investment whose consummation is not conditioned on the availability of, or on obtaining, third-party financing, (ii) redemption, repurchase, defeasance, satisfaction and discharge or repayment of Debt requiring irrevocable notice in advance of such redemption, repurchase, defeasance, satisfaction and discharge or repayment, (iii) Disposition or (iv) irrevocable declaration of a dividend.

“LLC Division” means the statutory division of any limited liability company into two or more limited liability companies pursuant to Section 18-217 of the Delaware Limited Liability Company Act or any comparable transaction under any similar law.

“Loan Documents” means this Agreement, the Guarantee Agreement, the Collateral Documents, the ABL Intercreditor Agreement, Amendment No. 1, any Incremental Assumption Agreement, Extension Amendment or Refinancing Amendment and any amendments or waivers to any of the foregoing.

“Loan Parties” means the Borrower, Intermediate Holdings and each Subsidiary Guarantor.

“Loans” means the loans made by the Lenders to the Borrower pursuant to this Agreement.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, property or financial condition of the Borrower and its Restricted Subsidiaries taken as a whole or that results in a material impairment of the ability of the Borrower to perform any payment obligations hereunder or (b) the validity or enforceability of this Agreement or the other Loan Documents or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder.

“Margin Stock” has the meaning assigned to it in Regulation U issued by the Board.

“Material Real Property” means any parcel of Real Property owned in fee by the Borrower or any other Loan Party located in the United States and having a gross book value (determined on a per property basis) greater than or equal to $5,500,000 as of (x) the Closing Date, for Real Property then owned or (y) the date of acquisition, for Real Property acquired after the Closing Date, in each case, as determined by the Borrower in good faith.

“Material Subsidiary” means any Restricted Subsidiary of the Borrower which, at the time of determination, (i) shall own assets comprising in excess of 2% of all of the assets of the Borrower and its Consolidated Restricted Subsidiaries on a consolidated basis or (ii) has net sales for the four fiscal quarters most recently ended in excess of 2% of the net sales of the Borrower and its Consolidated Restricted Subsidiaries on a consolidated basis~~.~~; provided, that if, at any time and from time to time after the Amendment No. 1 Effective Date, Subsidiaries that are not Guarantors solely because their individual contribution to total assets and/or net sales does not meet at least one of the thresholds set forth above have aggregate contributions to such total assets or net sales in excess of 10% as of or for the four fiscal quarters most recently ended, then the Borrower shall, not later than 90 days (or such longer period as may be agreed to by the Administrative Agent in its sole discretion) after the date by which financial statements for such fiscal quarter are required to be delivered pursuant to this Agreement (or such longer period as the Administrative Agent may agree in its reasonable discretion), (i) designate in writing to the Administrative Agent one or more of such Subsidiaries as “Material Subsidiaries” to the extent required such that the foregoing condition ceases to be true and (ii) comply with the provisions of Section 5.09 applicable to such Subsidiary.

“Moody’s” means Moody’s Investors Service, Inc.

“Mortgage Policy” has the meaning assigned to such term in Section 5.09(e)(iii)(A).

“Mortgaged Properties” means the Material Real Properties that are identified on Schedule 1.01B (the “Closing Date Mortgaged Properties”) and each additional Material Real Property encumbered by a Mortgage pursuant to Section 5.09.

“Mortgages” means, collectively, the mortgages, trust deeds, deeds of trust, deeds to secure debt, assignments of leases and rents, debentures, and other security documents securing the Obligations (including amendments to any of the foregoing) executed and delivered by a Loan Party to the Administrative Agent with respect to Mortgaged Properties (either as stand-alone documents or forming part of other Collateral Documents), each in form and substance reasonably satisfactory to the Administrative Agent and the Borrower, in each case, as amended, supplemented or otherwise modified from time to time.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

“Multiple Employer Plan” means a Plan which has two or more contributing sponsors (including the Borrower or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA.

“Net Proceeds” means:

(a)    100% of the cash proceeds actually received by the Borrower or any Restricted Subsidiary (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, and including casualty insurance settlements and condemnation awards, but in each case only as and when received) from any Asset Sale or any Recovery Event made or occurring after the Closing Date, net of (i) attorneys’ fees, accountants’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer Taxes, deed or mortgage recording Taxes, other customary expenses and brokerage, consultant and other customary fees actually incurred in connection therewith, (ii) required payments of Debt that is secured by a Lien permitted hereunder (other than pursuant to the Loan Documents and other than Incremental Equivalent Debt or other obligations secured by a Lien that is junior to the Liens securing the Obligations), including payments required under the ABL Credit Agreement with respect to assets or property constituting ABL Collateral, (iii) repayments of Incremental Term Loans and Incremental Equivalent Debt secured by a Lien that is pari passu with the Liens securing the Obligations (limited to its proportionate share of such prepayment, based on the amount of such then outstanding Debt as a percentage of all then outstanding Term Loans, Incremental Term Loans and Incremental Equivalent Debt secured by a Lien that is pari passu with the Liens securing the Obligations), (iv) Taxes paid or payable (in the good faith determination of the Borrower) as a direct result thereof, and (v) in the case of an Asset Sale, the amount of any reasonable reserve established in accordance with GAAP against any adjustment to the sale price or any liabilities (other than any Taxes deducted pursuant to clause (i) or (iv) above) (x) related to any of the applicable assets and (y) retained by the Borrower or any of the Subsidiaries including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations (provided that (1) the amount of any reduction of such reserve (other than in connection with a payment in respect of any such liability), prior to the date occurring 18 months after the date of the respective Asset Sale, shall be deemed to be cash proceeds of such Asset Sale occurring on the date of such reduction and (2) the amount of any such reserve that is maintained as of the date occurring 18 months after the date of the applicable Asset Sale shall be deemed to be Net Proceeds from such Asset Sale as of such date); provided, that, if the Borrower shall deliver an Officer’s Certificate to the Administrative Agent promptly following receipt of any such proceeds indicating the Borrower’s election to retain ~~such proceeds in order for it to be able to use any~~a portion of such proceeds, the Borrower may use up to the Reinvestment Percentage of such proceeds (x) within 12 months of such receipt, to acquire, maintain, develop, construct, improve, upgrade or repair assets useful in the business of the Borrower and the Subsidiaries or to make Asset Acquisitions and other Investments permitted hereunder (excluding Permitted Investments or intercompany Investments in Subsidiaries) or to reimburse the cost of any of the foregoing incurred on or after the date on which the Asset Sale giving rise to such proceeds was contractually committed (other than inventory) or (y) within six months of such receipt, to ~~(A)~~ repay outstanding amounts under the ABL Credit Agreement (with no requirement to permanently reduce commitments thereunder in connection therewith), in an amount ~~(not including any outstanding amounts under the ABL Credit Agreement repaid pursuant to clause (B)(2) below)~~ not to exceed $~~75,000,000~~50,000,000 in any calendar year ~~or (B) in an aggregate amount not to exceed $400,000,000, (1) redeem, repurchase or repay Inside Maturity Notes and (2) repay outstanding amounts under the ABL Credit Agreement to the extent such amounts were drawn in order to redeem, repurchase or repay Inside Maturity Notes, in the case of clauses (1) and (2) above, so long as (other than with respect to the Specified Prepayment), after giving effect to such Asset Sale and such prepayment of Inside Maturity Notes, the Total Leverage Ratio, on a Pro Forma Basis, is no greater than the Total Leverage Ratio immediately prior to such Asset Sale, then such portion of such proceeds shall not constitute Net Proceeds except to the extent not (I) within 365 days of such receipt, so used or contractually committed to be so used for the purposes set forth in clause (x) above (it being understood that if any portion of such proceeds are not so used within such 365 day period but are contractually committed within such 365 day period to be used, then such remaining portion if not so used within 180 days following the end of such~~

~~365 day period shall constitute Net Proceeds as of such date without giving effect to this proviso) or (II) within six months of such receipt, so used for the purposes set forth in clause (y) above~~; provided, further that no net cash proceeds calculated in accordance with the foregoing ~~realized in a single transaction or series of related transactions~~ shall constitute Net Proceeds unless such net cash proceeds realized shall exceed either (x) $10,000,000 in a single transaction or a series of related transactions or (y) $15,000,000 in the aggregate per fiscal year; and

(b)    100% of the cash proceeds from the incurrence, issuance or sale by the Borrower or any Restricted Subsidiary of any Debt (other than Excluded Debt, except for Refinancing Term Loans), net of all fees (including investment banking fees), commissions, costs and other expenses, in each case incurred in connection with such issuance or sale.

“Non-Bank Certificate” has the meaning assigned to such term in Section 2.13(e)(ii)(B)(3).

“Non-Consenting Lender” has the meaning assigned to such term in Section 2.15(c).

“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.

“Non-Loan Party” means any Restricted Subsidiary other than a Loan Party.

“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Borrower, Guarantor or Specified Pledgor arising under any Loan Document or otherwise with respect to any Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest, fees and other amounts that accrue after the commencement by or against any Borrower, any Guarantor, any Specified Pledgor or any Affiliate of any thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest, fees and other amounts are allowed claims in such proceeding.

“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.

“Officer’s Certificate” means a certificate of a Responsible Officer in form and substance reasonably acceptable to the Administrative Agent.

“Other Taxes” means all present or future stamp, documentary, intangible, recording, filing or similar Taxes arising from any payment made hereunder or under any other Loan Document or from the execution, delivery, registration or enforcement of, from the receipt or perfection of a security interest under or otherwise with respect to, this Agreement or any other Loan Document, except any such Taxes that are imposed with respect to an assignment (other than an assignment made pursuant to Section 2.15) as a result of any other present or former connection between such recipient and such jurisdiction (including such recipient carrying on a trade or business, having a permanent establishment or being a resident for tax purposes in such jurisdiction), other than any connection arising solely from such recipient having executed, delivered, enforced, become a party to, performed its obligations under, received payments under, received or perfected a security interest under or engaged in any other transaction pursuant to and/or enforced any Loan Documents.

“ Parent” means Chatham Delta Parent, Inc., a Delaware corporation and a Wholly Owned Subsidiary of CAM.

“ Parent Entity” means, any beneficial owner, directly or indirectly, of 100% of the outstanding Voting Stock of the Borrower.

“Participant” has the meaning assigned to such term in Section 9.05(c).

“Participant Register” has the meaning assigned to such term in Section 9.05(c).

“PBGC” means the Pension Benefit Guaranty Corporation and its successors and assigns.

“Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan but other than a Multiemployer Plan) that is maintained or is contributed to by the Borrower or any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Internal Revenue Code.

“Pension Funding Rules” means the rules of the Internal Revenue Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans set forth in Sections 412, 430, 431, 432 and 436 of the Internal Revenue Code and Sections 302, 303, 304 and 305 of ERISA.

“Perfection Certificate” means a certificate substantially in the form of Exhibit H-1 or any other form approved by the Administrative Agent (acting reasonably), as the same shall be supplemented from time to time by a Perfection Certificate Supplement or otherwise.

“Perfection Certificate Supplement” means a certificate substantially in the form of Exhibit H-2 or any other form approved by the Administrative Agent (acting reasonably).

“Periodic Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”.

“Permitted Acquisition” means any Asset Acquisition so long as, (a) on a Pro Forma Basis, immediately after giving effect thereto, no Event of Default has occurred and is continuing and (b) the aggregate consideration paid by the Borrower and its Restricted Subsidiaries attributable to acquisitions of the Equity Interests of Persons that become Restricted Subsidiaries that (after giving effect to Section 5.09(b)) do not become Subsidiary Guarantors or assets that are acquired by Restricted Subsidiaries that are not Subsidiary Guarantors (and are not required to become Subsidiary Guarantors after giving effect to Section 5.09(b)) shall not exceed $100,000,000.

“Permitted Encumbrances” means Permitted Liens pursuant to Section 6.05(a), (k), (l), (m), (n), (p), (q), (t), (u)(ii) and (z).

“ Permitted Holders” means CAM and its Subsidiaries.

“Permitted Investments” means (1) marketable direct obligations issued by, or unconditionally guaranteed by, the United States government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (2) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of one year or less from the date of acquisition issued by any commercial bank organized under the laws of the United States or any state thereof; (3) commercial paper of an issuer rated at least A-1 by S&P or P-1 by Moody’s, or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within one year from the date of acquisition; (4) repurchase obligations of any commercial bank satisfying the requirements of clause (2) of this definition with respect to securities issued or fully guaranteed or insured by the United States government; (5) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody’s; (6) securities with maturities of one year or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the requirements of clause (2) of this definition; (7) money market mutual or similar funds at least 90% of the assets of which are invested in assets satisfying the requirements of clauses (1) through (6) of this definition; (8) money market funds that (i) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, as amended, (ii) are rated AAA by S&P or Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000; and (9) in the case of any Foreign Subsidiary, investments substantially comparable to any of the foregoing investments with respect to the country in which such Foreign Subsidiary is organized.

“Permitted Liens” means Liens permitted by Section 6.05.

“Permitted Refinancing” means, with respect to any Debt, any refinancing thereof; provided, however, that: (a) no Event of Default shall have occurred and be continuing or would arise therefrom; (b) any such refinancing Debt shall (i) not have a stated maturity or weighted average life that is shorter than that of the Debt being refinanced (provided that the stated maturity or weighted average life may be shorter if the stated maturity of any principal payment (including any amortization payments) is not earlier than the earlier of (1) the stated maturity in effect prior to such refinancing or (2) 91 days after the Latest Maturity Date then in effect at the time of issuance), (ii) if the Debt being refinanced is subordinated by its terms or by the terms of any agreement or instrument relating to such Debt, be at least as subordinate to the Obligations as the Debt being refinanced (and (x) unsecured if the refinanced Debt is unsecured or (y) secured by Liens expressly junior in priority to the Liens securing the Obligations, if the refinanced Debt is secured by Liens expressly junior in priority to the Liens securing the Obligations) and (iii) be in a principal amount that does not exceed the principal amount so refinanced, plus accrued interest, plus any premium or other payment required to be paid in connection with such refinancing, plus, in either case, the amount of fees and reasonable expenses of the Borrower or any of its Restricted Subsidiaries incurred in connection with such refinancing; and (c) the sole obligor on such refinancing Debt shall be the Borrower or the original obligor on such Debt being refinanced; provided, however, that (i) any guarantor of the Debt being refinanced shall be permitted to guarantee the refinancing Debt and (ii) only to the extent such Debt being refinanced constitutes Priority Debt, any Loan Party shall be permitted to guarantee any such refinancing Debt of any other Loan Party.

“Person” means an individual, partnership, corporation (including a company or business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

“Plan” means any employee benefit plan (other than a Multiemployer Plan) within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained for employees of the Borrower or any ERISA Affiliate or any such plan to which the Borrower or any ERISA Affiliate is required to contribute on behalf of any of its employees.

“Plan of Reorganization” means any plan of reorganization, plan of liquidation, agreement for composition, or other type of plan of arrangement proposed in or in connection with any proceeding under any Debtor Relief Law.

“Platform” has the meaning assigned to such term in Section 9.17.

“Pledge Agreement” means a pledge agreement in substantially the form of Exhibit D-2, as amended, modified, supplemented or restated, among the Administrative Agent and the Specified Pledgors.

“Priority Debt” means Consolidated Debt that is either (a) secured by a Lien on any assets of the Borrower or one or more Restricted Subsidiaries and/or (b) issued or guaranteed by one or more Restricted Subsidiaries.

“Priority Debt Leverage Ratio” means, on a Pro Forma Basis as of any date of determination, the ratio of (a) Priority Debt as of such date, less Unrestricted Cash of the Borrower and its Restricted Subsidiaries as of such date, if any, in an amount not to exceed $150,000,000, to (b) Consolidated EBITDA for the most recent four fiscal quarter period preceding such date for which financial statements have been or were required to be delivered pursuant to Section 5.01(a) or (b) (or, prior to the delivery of any such financial statements, the latest financial statements referred to in Section 3.04).

“Pro Forma Basis” means, with respect to any transaction, that for purposes of calculating the availability of baskets, commitment increases or incremental facilities, such transaction shall be deemed to have occurred as of the first day of the most recent four fiscal quarter period preceding the date of such transaction for which financial statements have been or were required to be delivered pursuant to Section 5.01(a) or (b) (or, prior to the delivery of any such financial statements, the latest financial statements referred to in Section 3.04). In connection with the foregoing, (a) with respect to any Disposition (i) income statement and cash flow statement items (whether positive or negative) attributable to the property disposed of shall be excluded to the extent relating to any period occurring prior to the date of such transaction (it being agreed that with respect to any Disposition, such pro forma calculations may include a reasonable estimate of corporate overhead costs and expenses attributable to the property, assets or Subsidiary Disposed of that will no longer be incurred following such Disposition) and (ii) Debt which is retired shall be excluded and deemed to have been retired as of the first day of the applicable period, and (b) with respect to any Asset Acquisition, (i) income statement and cash flow statement items attributable to the Person or property acquired shall be included to the extent relating to any period applicable in such calculations to the extent (A) such items are not otherwise included in such income statement and cash flow statement items for the Borrower and its Subsidiaries in accordance with GAAP and (B) such items are supported by financial statements or other information (it being agreed that with respect to any Asset Acquisition, such pro forma calculations may include a reasonable good faith estimate of factually supportable and identifiable cost savings resulting from such Asset Acquisition that have been realized or for which the steps necessary for realization have been taken and are expected to be realized within 12 months of the relevant transaction, in an amount not to exceed, when aggregated with any cost savings pursuant to clause (a)(10) of the definition of “Consolidated EBITDA”, 10% of Consolidated EBITDA before giving effect to such ~~synergies~~cost savings for any measurement period, which cost savings can be reasonably computed, as certified in writing in an Officer’s Certificate executed by a Responsible Officer of the Borrower and delivered to the Administrative Agent); and (ii) any Debt incurred or assumed by the Borrower or any Subsidiary (including the Person or property acquired) in connection with such transaction and any Debt of the Person or property acquired which is not retired in connection with such transaction (A) shall be deemed to have been incurred as of the first day of the applicable period and (B) if such Debt has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Debt as at the relevant date of determination.

“Pro Rata Extension Offer” has the meaning assigned to such term in Section 2.17(a).

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Public Lender” has the meaning assigned to such term in Section 9.17.

“Purchase Offer” has the meaning assigned to such term in Section 2.19(a).

“Qualified Equity Interests” of any Person means Equity Interests of such Person other than Disqualified Equity Interests. Unless otherwise specified, Qualified Equity Interests refer to Qualified Equity Interests of the Borrower.

“Real Property” means, collectively, all right, title and interest (including any leasehold estate) in and to any and all parcels of or interests in real property owned in fee simple or leased by any Loan Party, whether by lease, license or other means, together with, in each case, all easements, hereditaments and appurtenances relating thereto, all improvements and appurtenant fixtures and equipment, incidental to the ownership, lease or operation thereof.

“Recovery Event” means any event that gives rise to the receipt by the Borrower or any of its Restricted Subsidiaries of any insurance proceeds or condemnation awards in respect of any equipment, fixed assets or real property (including any improvements thereon).

“refinance” means, in respect of any Debt, to refinance, extend, renew, refund, repay, prepay, or to issue other Debt in exchange or replacement for, such Debt.

“Refinancing Amendment” has the meaning assigned to such term in Section 2.18(c). For the avoidance of doubt, the Amendment No. 1 shall constitute a “Refinancing Amendment”.

“Refinancing Effective Date” has the meaning assigned to such term in Section 2.18(a).

“Refinancing Term Loans” has the meaning assigned to such term in Section 2.18(a). For the avoidance of doubt, the Replacement Term Loans shall constitute “Refinancing Term Loans”.

“Register” has the meaning assigned to such term in Section 9.05(b)(iv).

“ Reinvestment Percentage” means, with respect to clause (a) of the definition of “Net Proceeds”, (a) 25%, if the Total Leverage Ratio at the time of such reinvestment is less than or equal to 2.60 to 1.00 but greater than 2.10 to 1.00, (b) 50%, if the Total Leverage Ratio at the time of such reinvestment is less than or equal to 2.10 to 1.00 but greater than 1.60 to 1.00, or (c) 75%, if the Total Leverage Ratio at the time of such reinvestment is less than or equal to 1.60 to 1.00.

“Related Business” means (a) any business in which the Borrower or any Restricted Subsidiary was engaged on the Closing Date or any reasonable extension of such business, (b) the businesses of media, business services or business outsourcing and (c) any business or activity related, ancillary, incidental, synergistic or complementary to any business of the Borrower or any Restricted Subsidiary in which the Borrower or any Restricted Subsidiary was engaged on the Closing Date or any reasonable extension of such business (which shall include other businesses related to the handling and/or distribution of data used or processed in the businesses engaged in by the Borrower or any Subsidiary on the Closing Date).

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the thirty-day notice period has been waived.

“ Replacement Term Loan” shall mean a Replacement Term Loan made by (or deemed made) a Lender to Borrower pursuant to Section 2.01(b).

“ Replacement Term Loan Commitment” shall mean, with respect to each Lender, the commitment, if any, of such Lender to make (or be deemed to make pursuant to an exchange of Existing Term Loans for Replacement Term Loans) a Replacement Term Loan hereunder on the Amendment No. 1 Effective Date in the amount set forth in Schedule 1 to the Amendment No. 1, as the same may be (a) increased or extended from time to time pursuant to Section 2.17 or Section 2.18 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.05. The aggregate principal amount of the Lenders’ Replacement Term Loan Commitments on the Amendment No. 1 Effective Date is $150,000,000.

“ Replacement Term Loan Lender” shall mean a Lender with a Replacement Term Loan Commitment or an outstanding Replacement Term Loan.

“Repricing Event” means (i) any prepayment or repayment of Term B Loans with the proceeds of, or conversion of all or any portion of the Term B Loans into, any new or replacement term loans bearing interest with an All-in Yield less than the All-in Yield applicable to the Term B Loans subject to such event or (ii) any amendment, waiver or consent to this Agreement which reduces the All-in Yield applicable to the Term B Loans (it being understood that any prepayment premium with respect to a Repricing Event shall apply to any required assignment by a Non-Consenting Lender in connection with any such amendment pursuant to Section 2.15(c)); provided that in no event shall any prepayment or repayment of Term B Loans in connection with a Change of Control or a Transformative Acquisition constitute a Repricing Event.

“Required Lenders” means, at any time, Lenders having Aggregate Exposure that, taken together, represents more than 50% of the Aggregate Exposure of all Lenders at such time; provided, that the Aggregate Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time.

“Required Percentage” means, with respect to any Excess Cash Flow Period, 50%; provided, that, if the Total Leverage Ratio as of the end of such Excess Cash Flow Period is (x) less than or equal to ~~3.70~~3.00 to 1.00 but greater than ~~3.20~~2.50 to 1.00, such percentage shall be 25% or (y) less than or equal to ~~3.20~~2.50 to 1.00, such percentage shall be 0%.

“Requirements of Law” means, as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule, regulation or official administrative pronouncement or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer, assistant treasurer or controller of a Loan Party, and solely for purposes of the delivery of incumbency certificates pursuant to Section 4.01, the secretary or any assistant secretary of a Loan Party and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Restricted Payment” means (a) any dividend or other distribution (whether in cash, securities or other property) in respect of any Equity Interests in the Borrower or any Restricted Subsidiary, (b) any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests of the Borrower or any option, warrant or other right to acquire any such Equity Interests (other than convertible Debt instruments or securities) or (c) any Junior Debt Restricted Payment.

“Restricted Subsidiary” means any Subsidiary of the Borrower ~~other than Unrestricted Subsidiaries~~. Each Subsidiary of the Borrower that is a Specified Pledgor shall constitute a Restricted Subsidiary at all times.

“Retained Excess Cash Flow Amount” means, as at any date of determination, an amount determined on a cumulative basis equal to, without duplication, (a) the cumulative amount of Excess Cash Flow for all Excess Cash Flow Periods completed prior to such date, minus (b) the amount of such Excess Cash Flow required to be applied to prepay the Loans pursuant to Section 2.07(c) during or with respect to such applicable Excess Cash Flow Periods (without giving effect to any reduction in respect of prepayments of Debt as provided in clause (ii) thereof); provided that the Retained Excess Cash Flow Amount on the Amendment No. 1 Effective Date shall be $0.

~~“Revocation ” has the meaning assigned to such term in the definition of “Unrestricted Subsidiary.”~~

“Sanction(s)” means any sanction, law, rule or regulation administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority.

“Scheduled Unavailability Date” has the meaning assigned to such term in Section 2.10(b)(ii).

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 8.05 and the other Persons the Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Collateral Documents.

“Security Agreement” means a security agreement in substantially the form of Exhibit D-1, as amended, modified, supplemented or restated, among the Administrative Agent and the Loan Parties.

“Senior Representative” means, with respect to any series of Debt permitted by this Agreement to be secured by the Collateral on a pari passu or junior or subordinated basis, the trustee, administrative agent, collateral agent, security agent or similar agent under the indenture or agreement pursuant to which such Debt is issued, incurred or otherwise obtained, as the case may be, and each of their successors in such capacities.

“ SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

“ SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“ SOFR Borrowing” means, as to any Borrowing, the SOFR Loans comprising such Borrowing.

“ SOFR Loan” means a Loan that bears interest at a rate based on Adjusted Term SOFR, other than pursuant to clause (c) of the definition of “Alternate Base Rate”.

“SOFR Screen Rate” means the SOFR quote on the applicable screen page the Administrative Agent designates to determine SOFR (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).

“SOFR Successor Rate” has the meaning assigned to such term in Section 2.10(b).

“SOFR Successor Rate Conforming Changes” means, with respect to any proposed SOFR Successor Rate, any conforming changes to the definition of Alternate Base Rate, SOFR, or Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption of such SOFR Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such SOFR Successor Rate exists, in such other manner of administration as the Administrative Agent determines in consultation with the Borrower).

“Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Special Flood Hazard Area” has the meaning assigned to such term in Section 5.05(d).

“Specified Pledgor” means any direct or indirect domestic subsidiary of the Borrower that is not a Loan Party that holds Equity Interests of a first tier Foreign Subsidiary; provided that, for purposes of the definition of Specified Pledgor, the Equity Interests of Courier Tecnologia em Serviços Gráficos and Consolidated Graphics de Mexico S. de R.L. de C.V. shall not constitute Equity Interests of a first tier Foreign Subsidiary so long as Courier Tecnologia em Serviços Gráficos and Consolidated Graphics de Mexico S. de R.L. de C.V. have no material assets. As of the Closing Date, the only Specified Pledgor is RRD Netherlands, LLC.

“Specified Prepayment” means the application by the Borrower of the net cash proceeds of any Asset Sale to repay up to $172,000,000 of (a) the aggregate principal amount outstanding of the 2019 Notes or (b) amounts outstanding under the ABL Credit Agreement drawn to repay the aggregate principal amount outstanding of the 2019 Notes; provided, however, that the Specified Prepayment must occur on or prior to December 31, 2019.

“Specified Representations” means Section 3.01 (solely with respect to the organizational existence of the Borrower and, except where the failure to be validly existing, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, the other Loan Parties), Section 3.02

(solely as it relates to (x) organizational power and authority of the Loan Parties to duly authorize, execute, deliver and perform the Loan Documents and (y) the due authorization, execution, delivery and enforceability of the Loan Documents), Section 3.03 (solely as it relates to no conflicts of the Loan Documents (with respect to the execution and delivery by the Borrower and the Subsidiary Guarantors of this Agreement, the incurrence of indebtedness hereunder and the granting of the guarantees and security interests hereunder) with the organizational documents of the Loan Parties), Section 3.08, Section 3.12, Section 3.15, Section 3.17, Section 3.18 and Section 3.22.

“S&P” means S&P Global Ratings, a division of Standard & Poor’s Financial Services LLC.

“Subsidiary” means, with respect to any Person, any corporation, partnership, joint venture, limited liability company, association or other business entity (a) of which a majority of the shares of Voting Stock is at the time beneficially owned by such Person, (b) over which such Person has the ability to direct the management, or (c) whose financial results are consolidated into the financial statements of such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.

“Subsidiary Guarantor” means each Domestic Subsidiary that is a party to the Guarantee Agreement and any other Domestic Subsidiary that becomes a Subsidiary Guarantor after the ~~date hereof~~Closing Date (whether required to by this Agreement or otherwise).

“Survey” has the meaning assigned to such term in Section 5.09(e).

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, the termination value thereof.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Tender Offers” means the tender offers made by the Borrower pursuant to that certain offer to purchase, dated September 18, 2018, in respect of certain of its outstanding (a) 7.625% senior notes due 2020, (b) 7.875% senior notes due 2021, (c) 8.875% debentures due 2021 and (d) 7.000% senior notes due 2022.

“Term B Commitment” means, ~~as to any Term B Lender, the obligation of such Term B Lender to make Term B Loans in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule 1.01A~~(i) Existing Term B Commitments, (ii) Replacement Term Loan Commitments and (iii) 2022 Incremental Term Loan Commitments or in the Assignment and Assumption or Incremental Assumption Agreement pursuant to which such Term B Lender became a party hereto as the same may be changed from time to time pursuant to the terms of this Agreement (including as increased, extended or replaced as provided in Section 2.02, 2.17 and 2.18). ~~The aggregate amount of all Term B Commitments as of the Closing Date is $550,000,000.~~

“Term B Facility” means the credit facility constituted by the Term B Commitments and the Term B Loans thereunder.

“Term B Lender” means each Lender (including Replacement Term Lenders and 2022 Incremental Term Lenders) that has a Term B Commitment or that holds Term B Loans.

“Term B Loans” means the Term Loans made pursuant to the Term B Commitment.

“Term B Maturity Date” means ~~January 15~~November 1 , ~~2024~~2026.

“Term Facility” means a credit facility in respect of Term Loans hereunder, including the Term B Facility.

“Term Lender” means each Lender that holds Term Loans.

“Term Loan Commitment” means any Commitment in respect of Term Loans, including the Term B Commitments.

“Term Loans” means the Term B Loans, any Incremental Term Loan, Extended Term Loan or Refinancing Term Loans incurred hereunder.

“ Term SOFR” means,

(a)     for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and

(b)     for any calculation with respect to an ABR Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “ABR Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any ABR Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business

Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such ABR SOFR Determination Day;

provided that (i) to the extent a comparable or successor rate is determined in accordance with Section 2.10 in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent and (ii) in the event that Term SOFR as determined above for any Term B Loan would otherwise be less than the Floor, then Term SOFR shall be deemed to be the Floor.

“ Term SOFR Adjustment” means a percentage equal to (a) 0.10% per annum for 1-month Interest Periods, (b) 0.15% per annum for 3-month Interest Periods and (c) 0.25% per annum for 6-month Interest Periods.

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).

“ Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.

“Term Yield Differential” has the meaning assigned to such term in Section 2.02(b)(iv).

“Title Insurer” has the meaning assigned to such term in Section 5.09(e)(iii)(A).

“Total Leverage Ratio” means, on a Pro Forma Basis as of any date of determination, the ratio of (a) Consolidated Debt as of such date, less Unrestricted Cash of the Borrower and its Restricted Subsidiaries as of such date, if any, in an amount not to exceed $150,000,000, to (b) Consolidated EBITDA for the most recent four fiscal quarter period preceding such date for which financial statements have been or were required to be delivered pursuant to Section 5.01(a) or (b) (or, prior to the delivery of any such financial statements, the latest financial statements referred to in Section 3.04).

“Transactions” means (i) the entry into the Loan Documents and the borrowings under this Agreement to occur on the Closing Date, (ii) the repayment of certain Debt outstanding under the ABL Credit Agreement, (iii) the consummation of the Tender Offers, including the payment of any tender premium in connection therewith and (iv) the payment of fees and expenses in connection with the foregoing.

“Transformative Acquisition” means any Asset Acquisition or other Investment by the Borrower or any Restricted Subsidiary, whether by purchase, merger or otherwise, that (i) is not permitted by the terms of this Agreement immediately prior to the consummation of such Asset Acquisition or other Investment or (ii) if permitted by the terms of this Agreement immediately prior to the consummation of such Asset Acquisition or other Investment, the terms of the Loan Documents would not provide the Borrower and its Restricted Subsidiaries with adequate flexibility for the continuation or expansion of their combined operations following such consummation, as determined by the Borrower acting in good faith.

“Type” means, as to any Loan, its nature as an ABR Loan or a ~~Eurodollar~~SOFR Loan.

“Undisclosed Administration” means, in relation to a Lender or its direct or indirect parent company, the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian, or other similar official by a supervisory authority or regulator under or based on the law in the country where such Lender or such parent company is subject to home jurisdiction, if applicable law requires that such appointment not be disclosed.

“United States” means the United States of America.

“Unrestricted Cash” means, as of any date, all unrestricted cash and Permitted Investments of the Borrower and its Restricted Subsidiaries and all cash and Permitted Investments restricted solely in favor of or pursuant to any Loan Document (and, to the extent also restricted in favor of or pursuant to any Loan Document, any ABL Loan Document or any document governing or securing any Incremental Equivalent Debt).

“ U.S.  Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

~~“ Unrestricted Subsidiary” means (a) any subsidiary of the Borrower that is designated as an Unrestricted Subsidiary by the Borrower after the Closing Date in a written notice to the Administrative Agent and (b) any subsidiary of any subsidiary described in clause (a) above or this clause (b); provided that (i) no Event of Default shall have occurred and be continuing at the time of or after giving effect to the designation of a subsidiary as an Unrestricted Subsidiary (a “Designation” ) and (ii) at the time of and immediately after giving effect to such Designation, the Total Leverage Ratio determined on a Pro Forma Basis shall be less than or equal to 4.70 to 1.00;  provided,  further, that no subsidiary shall be designated as an Unrestricted Subsidiary unless (x) such subsidiary is not party to any transaction with the Borrower or any Restricted Subsidiary unless the terms of such transaction complies with Section 6.08 and (y) no Investments may be made in any such subsidiary by the Borrower or any Restricted Subsidiary except to the extent permitted under Section 6.02 (it being understood that, if a subsidiary is designated as an Unrestricted Subsidiary after the Closing Date, the aggregate Fair Market Value of all outstanding Investments owned by the Borrower and its Restricted Subsidiaries in the subsidiary so designated shall be deemed to be an Investment made as of the time of such designation and shall be subject to the limits set forth in Section 6.02). It is understood that, other than with respect to the net income of any Unrestricted Subsidiary to the extent such income has actually been distributed in cash to the Borrower or any Restricted Subsidiary during the applicable period, Unrestricted Subsidiaries shall be disregarded for the purposes of any calculation pursuant to this Agreement relating to financial matters with respect to the Borrower.~~

~~The Borrower may revoke the designation of a subsidiary as an Unrestricted Subsidiary pursuant to a written notice to the Administrative Agent so long as, after giving pro  forma effect to such revocation, (i) the Total Leverage Ratio determined on a Pro Forma Basis shall be less than or equal to no 4.70 to 1.00 and (ii) no Event of Default shall be in existence (a “Revocation” ). Upon any Revocation, such Unrestricted Subsidiary shall constitute a Restricted Subsidiary for all purposes of this Agreement and the Borrower shall comply with Section 5.09 if such subsidiary is a Domestic Subsidiary that is a Material Subsidiary. In the case of any Revocation, if the designation of such subsidiary as an Unrestricted Subsidiary caused the available basket amount referred to in Section 6.02 to be utilized by an amount equal to the aggregate Fair Market Value of all outstanding Investments owned by the Borrower and its Restricted Subsidiaries in the subsidiary so designated (the amount so utilized, the “Designation Amount”), then, effective upon such Revocation, such available basket amount shall be increased by the lesser of (i) the Designation Amount and (ii) the aggregate Fair Market Value of all outstanding Investments owned by the Borrower and its Restricted Subsidiaries in such subsidiary at the time of such Revocation.~~

“Voting Stock” means capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

“Weighted Average Life to Maturity” when applied to any Debt at any date, means the number of years obtained by dividing (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof by (ii) the number of years (calculated to the nearest one-twelfth) that shall elapse between such date and the making of such payment by (b) the then outstanding principal amount of such Debt.

“Wholly Owned Subsidiary” means, as to any Person, (a) any corporation 100% of whose common stock (other than directors’ qualifying shares or similar nominal shares to the extent required under applicable legal requirements) is at the time owned by such Person and/or one or more Wholly Owned Subsidiaries of such Person and (b) any partnership, association, joint venture, limited liability company or other entity in which such Person and/or one or more Wholly Owned Subsidiaries of such Person have 100% of the common equity interests (other than directors’ qualifying shares or similar nominal shares to the extent required under applicable legal requirements) at such time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

Section 1.02    Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Term Loan”) or by Type (e.g., a “~~Eurodollar~~SOFR Loan”) or by Class and Type (e.g., a “~~Eurodollar~~SOFR Term Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Term Loan Borrowing”) or by Type (e.g., a “~~Eurodollar~~SOFR Borrowing”) or by Class and Type (e.g., a “~~Eurodollar~~SOFR Term Loan Borrowing”).

Section 1.03    Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a)    The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document (including any organization document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented, restated, amended and restated, extended or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” (except when used as accounting terms, in which case GAAP shall apply) shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(b)    In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including.”

(c)    Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

Section 1.04    Accounting Terms.

(a)    Generally. Except as otherwise specifically prescribed herein, all accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the statements referenced in Section 3.04. Notwithstanding the foregoing, for purposes of determining compliance with any covenant contained herein, Debt of the Borrower and its Restricted Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 on financial liabilities shall be disregarded. Notwithstanding the foregoing or any other provision contained herein or in any other Loan Document, including Section 1.04(b) below, any obligations related to a lease (whether now or hereafter existing) that would be accounted for by such Person as an operating lease in accordance with GAAP as of the Closing Date (whether or not such lease exists as of the Closing Date or is thereafter entered into) shall be accounted for as an operating lease and not a capital lease for all purposes under this Agreement and the other Loan Documents.

(b)    Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Administrative Agent shall so request, the Administrative Agent and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP. Upon any agreement between the Borrower and the Administrative Agent as to any such amendment, the Administrative Agent shall provide the Lenders with prompt written notice of such amendment. Unless the Required Lenders shall have objected to such amendment within ten Business Days after the Lenders shall have been notified thereof by the Administrative Agent, such amendment shall become effective and shall be binding on all parties hereto; provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

Section 1.05    Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

Section 1.06    Times of Day; Timing of Performance. Unless otherwise specified, all references herein to times of day shall be references to New York City time (daylight or standard, as applicable). When the performance of any covenant, duty or obligation is stated to be due or required on a day that is not a Business Day, the date of such performance shall extend to the immediately succeeding Business Day.

The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “~~Eurodollar Rate~~Term SOFR” or with respect to any comparable or successor rate thereto.

Section 1.07    Currencies. Unless otherwise specifically set forth in this Agreement, monetary amounts are in Dollars. Notwithstanding anything to the contrary herein, no Default or Event of Default will arise as a result of any limitation or threshold set forth in Dollars being exceeded solely as a result of changes in currency exchange rates.

Section 1.08    Limited Conditionality. Notwithstanding anything in this Agreement or any Loan Document to the contrary, when (i) calculating any applicable ratio or basket amount in connection with incurrence of Debt, the creation of Liens, the making of any Disposition, the making of an Investment (including any Asset Acquisition), the making of any Restricted Payment or the repayment of Debt or (ii) determining compliance with any provision of this Agreement which requires that no Default or Event of Default has occurred, is continuing or would result therefrom and/or that representations and warranties be true and correct, in the case of each of clauses (i) and (ii) in connection with a Limited Condition Transaction, the date of determination of such ratio, of whether any Default or Event of Default has occurred, is continuing or would result therefrom and whether the representations and warranties are true and correct shall, at the option of the Borrower (the Borrower’s election to exercise such option in connection with any Limited Condition Transaction, an “LCT Election”), be deemed to be the date the definitive agreements for such Limited Condition Transaction are entered into (the “LCT Test Date”). If on a Pro Forma Basis after giving effect to such Limited Condition Transaction and the other transactions to be entered into in connection therewith (including any incurrence of Debt and the use of proceeds thereof) such ratios and other provisions are calculated as if such Limited Condition Transaction or other transactions had occurred as of the first day of the most recent four fiscal quarter period ending prior to such LCT Test Date for which financial statements have been or were required to be delivered pursuant to Section 5.01(a) or (b) (or, prior to the delivery of any such financials statements, the latest financial statements referred to in Section 3.04), the Borrower could have taken such action on the relevant LCT Test Date in compliance with the applicable ratios or other provisions, such provisions shall be deemed to have been complied with, unless an Event of Default pursuant to Sections 7.01(a), (b) or (g) shall be continuing on the date such Limited Condition Transaction is consummated. For the avoidance of doubt, (i) if any of such ratios or other provisions are exceeded or breached as a result of fluctuations in such ratio (including due to fluctuations in Consolidated EBITDA) or other provisions at or prior to the consummation of the relevant Limited Condition Transaction, such ratios and other provisions will not be deemed to have been exceeded as a result of such fluctuations solely for purposes of determining whether the Limited Condition Transaction is permitted hereunder and (ii) such ratios and compliance with such conditions shall not be tested at the time of consummation of such Limited Condition Transaction, unless on such date an Event of Default pursuant to Sections 7.01(a), (b) or (g) shall be continuing. If the Borrower has made an LCT Election for any Limited Condition Transaction, then in connection with any subsequent calculation of any ratio or basket availability with respect to any other Limited Condition Transaction on or following the relevant LCT Test Date and prior to the earlier of the date on which such Limited Condition Transaction is consummated or the date that the definitive agreement for such Limited Condition Transaction is terminated or expires without consummation of such Limited Condition Transaction, any such ratio or basket shall be calculated, and be required to be satisfied, on a Pro Forma Basis assuming such Limited Condition Transaction and other transactions in connection therewith (including any incurrence of Debt and the use of proceeds thereof) have been consummated. Notwithstanding anything in this Agreement or any Loan Document to the contrary, if the Borrower or its Restricted Subsidiaries (x) incurs Debt, creates Liens, makes Dispositions, makes Investments, makes Restricted Payments, or repays any Debt in connection with any Limited Condition Transaction under a ratio-based basket and (y) incurs Debt, creates Liens, makes Dispositions, makes Investments, makes Restricted Payments, or repays any Debt in connection with such Limited Condition Transaction under a non-ratio-based basket (which shall occur simultaneously with the events in clause (x) above), then the applicable ratio will be calculated with respect to any such action under the applicable ratio-based basket without regard to any such action under such non-ratio-based basket made in connection with such Limited Condition Transaction.

ARTICLE II

The Credits

Section 2.01    Commitments.

(a)    Subject to the terms and conditions hereof, each Term B Lender severally agrees to make to the Borrower Existing Term B Loans denominated in Dollars on the Closing Date in an amount equal to such Term B Lender’s Term B Commitment. Existing Term B Loans that are repaid or prepaid may not be reborrowed. All Existing Term Loans outstanding immediately prior to the Amendment No. 1 Effective Date were repaid in full on the Amendment No. 1 Effective Date or exchanged for Replacement Term Loans as described below.

(b)    Subject to the terms and conditions set forth herein and in the Amendment No. 1, each Lender with a commitment to exchange its Existing Term Loans for Replacement Term Loans or to make Replacement Term Loans pursuant to the Amendment No. 1 hereby agrees, severally and not jointly, to make (or be deemed to make) a Replacement Term Loan on the Amendment No. 1 Effective Date to the Borrower in the principal amount not to exceed its Replacement Term Loan Commitment (whether by agreeing to exchange its Existing Term Loans or by committing to make new Replacement Term Loans, in each case in accordance with the Amendment No. 1). Replacement Term Loans that are repaid or prepaid may not be reborrowed.

(c)    ~~(b)~~ At the commencement of each Interest Period for any ~~Eurodollar~~SOFR Borrowing, such Borrowing shall be in an aggregate principal amount that is an integral multiple of $1,000,000 and not less than $5,000,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate principal amount that is an integral multiple of $100,000 and not less than $500,000; provided that an ABR Borrowing may be in an aggregate principal amount that is equal to the entire unused balance of the applicable outstanding Commitment. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of 10 ~~Eurodollar~~SOFR Borrowings outstanding.

Section 2.02    Incremental Term Loans.

(a)    The Borrower may, by written notice to the Administrative Agent from time to time, request Incremental Term Loan Commitments in an amount not to exceed the Incremental Amount available at the time such Incremental Term Loans are funded or established (if commitments in respect of such Incremental Term Loans are established on a date prior to funding) from one or more Incremental Term Lenders (which may include any existing Lender (but no such Lender shall be required to participate in any such Incremental Facility without its consent), but shall be required to be Persons which would qualify as assignees of a Lender in accordance with Section 9.05) willing to provide such Incremental Term Loans in their sole discretion. Such notice shall set forth (i) the amount of the Incremental Term Loan

Commitments being requested (which shall be in minimum increments of $5,000,000 and a minimum amount of $10,000,000, or equal to the remaining Incremental Amount or, in each case, such lesser amount approved by the Administrative Agent) and (ii) the date on which such Incremental Term Loan Commitments are requested to become effective.

(b)    The Borrower and each Incremental Term Lender shall execute and deliver to the Administrative Agent an Incremental Assumption Agreement and such other documentation (including, without limitation, amendments to this Agreement) as the Administrative Agent shall reasonably specify to evidence the Incremental Term Loan Commitment of such Incremental Term Lender. Each Incremental Assumption Agreement shall specify the terms of the applicable Incremental Term Loans; provided that:

(i)    the Incremental Loans shall not be guaranteed by any subsidiaries of the Borrower that do not guarantee the Obligations and shall be secured on a pari passu basis by the same Collateral (and no additional Collateral) securing the Obligations and any Incremental Term Facility shall have the same payment priority as the Term B Facility,

(ii)    (a) the scheduled final maturity date of any Incremental Term Facility shall be no earlier than the Term B Maturity Date and (b) the Weighted Average Life to Maturity of any Incremental Term Facility shall be no shorter than the remaining Weighted Average Life to Maturity of the Term B Facility,

(iii)    no Incremental Term Facility shall participate on a greater than pro rata basis with the Term B Facility in any mandatory prepayment, and

(iv)    any Incremental Facility shall be on terms (other than pricing, amortization, maturity, prepayment premiums and mandatory prepayments) and pursuant to documentation substantially similar to the Term B Facility or otherwise reasonably acceptable to the Administrative Agent; provided that such Incremental Facility shall not have negative covenants and/or default provisions that, taken as a whole, are materially more restrictive than those applicable to the Term B Facility as determined in good faith by the Borrower unless such terms (I) are, if favorable to all then-existing Lenders, in consultation with the Administrative Agent, incorporated into this Agreement for the benefit of all then-existing Lenders (without further amendment requirements); or (II) become applicable only after the Term B Maturity Date or all Term B Loans existing at such date have been paid in full; provided, however, with respect to any Incremental Term Loans, the All-in Yield shall be as agreed by the respective Incremental Term Lenders and the Borrower, except that the All-in Yield in respect of any such Incremental Term Loans may exceed the All-in Yield in respect of the Term B Loans by no more than 0.50%, or if it does so exceed such All-in Yield (such difference, the “Term Yield Differential”) then the Applicable Rate (or the ~~“LIBOR~~ interest rate “floor” as provided in the following proviso) applicable to such Term B Loans shall be increased such that after giving effect to such increase, the Term Yield Differential shall not exceed 0.50%; provided, that to the extent any portion of the Term Yield Differential is attributable to a higher ~~“LIBOR~~ interest rate “floor” being applicable to such Incremental Term Loans, such floor shall only be included in the calculation of the Term Yield Differential to the extent such floor is greater than the ~~adjusted LIBOR~~reference rate in effect for an Interest Period of three months’ duration at such time, and, with respect to such excess, the ~~“LIBOR~~ interest rate “floor” applicable to the outstanding Term B Loans shall be increased to an amount not to exceed the ~~“LIBOR~~ interest rate “floor” applicable to such Incremental Term Loans prior to any increase in the Applicable Rate applicable to such Term B Loans then outstanding.

(c)    Incremental Term Loans may be in the form of an increase to any existing Class of Term Loans or a new Class of Term Loans. Each party hereto hereby agrees that, upon the effectiveness of any

Incremental Assumption Agreement, this Agreement shall be amended or amended and restated to the extent (but only to the extent) necessary to reflect the existence and terms of the Incremental Term Loan Commitments evidenced thereby as provided for in Section 9.02 (including amendments to increase the amortization, extend the call protection or extend the “MFN” protection of an existing Class of Term Loans to ensure fungibility with Incremental Term Loans in the form of an increase to such Class). Any amendment or amendment and restatement to this Agreement or any other Loan Document that is necessary to effect the provisions of this Section 2.02 (including, without limitation, to provide for the establishment of Incremental Term Loans) and any such collateral and other documentation shall be deemed “Loan Documents” hereunder and may be memorialized in writing between the Administrative Agent and the Borrower and furnished to the other parties hereto.

(d)    Notwithstanding the foregoing, subject to Section 1.08, no Incremental Term Loan Commitment shall become effective under this Section 2.02 unless (i) no Default or Event of Default shall exist after giving pro forma effect to such Incremental Term Loan Commitment and the incurrence of Debt thereunder and use of proceeds therefrom; (ii) the conditions set forth in Section 4.02 have been complied with whether or not a Borrowing is made under the Incremental Facility on such date (other than clause (c) thereof which shall only be required to be complied with if a Borrowing is made on such date); and (iii) the Administrative Agent shall have received documents and legal opinions as to such matters as are reasonably requested by the Administrative Agent. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Assumption Agreement.

Section 2.03    Procedure for Borrowing.

(a)    To request a Term B Loan Borrowing on any Business Day, the Borrower shall notify the Administrative Agent of such request (x) in the case of ABR Loans, by telephone or Committed Loan Notice (which notice must be received by the Administrative Agent prior to 12:00 noon, New York City time on the requested Borrowing Date) or (y) in the case of ~~Eurodollar~~SOFR Loans, by telephone or Committed Loan Notice (which notice must be received by the Administrative Agent prior to 12:00 noon, New York City time not less than three Business Days prior to the requested Borrowing Date). Any Committed Loan Notice shall be irrevocable (but may be conditioned on the occurrence of any event if the Committed Loan Notice includes a description of such event; provided that the relevant Lenders shall still be entitled to the benefits of Section 2.12) and any telephonic borrowing request must be confirmed immediately by delivery to the Administrative Agent of a Committed Loan Notice. Each such telephonic and written Committed Loan Notice shall specify the amount, Class and Type of Borrowing to be borrowed, the requested Borrowing Date and if applicable, the duration of the Interest Period with respect thereto. Upon receipt of such notice, the Administrative Agent shall promptly notify each relevant Lender thereof. For the avoidance of doubt, subject to Section 2.10, each Borrowing shall be comprised entirely of ABR Loans or ~~Eurodollar~~SOFR Loans as the Borrower may request in accordance herewith.

(b)    If no election as to the Type of Borrowing is specified for a Borrowing, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested ~~Eurodollar~~SOFR Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

Section 2.04    Funding of Borrowings.

(a)    Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 2:00 p.m. New York City time to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in New

York City or to any other account as shall have been designated by the Borrower in writing to the Administrative Agent in the applicable Committed Loan Notice. Each Lender at its option may make any ~~Eurodollar~~SOFR Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement, and such Lender shall not be entitled to any amounts payable under Section 2.11 or Section 2.13 solely in respect of increased costs resulting from such exercise and existing at the time of such exercise.

(b)    Unless the Administrative Agent shall have received notice from a Lender prior to the proposed time of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to such Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing.

(c)    The obligations of the Lenders hereunder to make Loans and to make payments pursuant to Sections 8.09 and 9.04(c) are several and not joint. The failure of any Lender to make any Loan or to make any payment under Sections 8.09 or 9.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or to make its payment under Sections 8.09 or 9.04(c).

Section 2.05    Interest Elections.

(a)    Each Borrowing initially shall be of the Type specified in the applicable Committed Loan Notice, and each ~~Eurodollar~~SOFR Borrowing shall have an initial Interest Period as specified in such Committed Loan Notice. Thereafter, the Borrower may elect to convert any Borrowing to a different Type or to continue such Borrowing as the same Type and may elect successive Interest Periods for any ~~Eurodollar~~SOFR Borrowing, all as provided in this Section. The Borrower may elect different Types or Interest Periods, as applicable, with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the relevant Lenders holding the Loans comprising the relevant portion of such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

(b)    To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone or in writing by the time that a request for a Borrowing would be required under Section 2.03, if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such Interest Election Request shall be irrevocable and any telephonic notice shall be confirmed promptly in writing.

(c)    Each telephonic and written Interest Election Request shall specify (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing), (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day, (iii) whether the resulting Borrowing is to be an ABR Borrowing or a ~~Eurodollar~~SOFR Borrowing, and (iv) if the resulting Borrowing is a ~~Eurodollar~~SOFR Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period.” If any such Interest Election Request requests a ~~Eurodollar~~SOFR Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(d)    Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each relevant Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.

(e)    If the Borrower fails to deliver a timely Interest Election Request with respect to a ~~Eurodollar~~SOFR Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be continued as such for an Interest Period of one month. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a ~~Eurodollar~~SOFR Borrowing and (ii) unless repaid, each ~~Eurodollar~~SOFR Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

Section 2.06    Repayment of Loans; Evidence of Debt.

(a)    Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender and its registered assigns and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.05) be represented by one or more promissory notes in such form payable to such payee and its registered assigns.

(b)    The Borrower shall repay principal of outstanding Term B Loans on the last Business Day of each March, June, September and December of each year (commencing on the applicable day of the first full fiscal quarter of the Borrower after the ~~Closing~~Amendment No. 1 Effective Date) prior to the Term B Maturity Date in an amount equal to $~~1,375,000~~7,500,000, and on the Term B Maturity Date, in an amount equal to the then unpaid principal amount of such Term B Loans outstanding.

(c)    Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(d)    The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the relevant Lenders and each relevant Lender’s share thereof.

(e)    The entries made in the accounts maintained pursuant to paragraph (e) or (f) of this Section shall be conclusive absent manifest error of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

Section 2.07    Prepayments.

(a)    The Borrower may at any time and from time to time prepay Loans, in whole or in part, without premium or penalty (except as specifically provided in the proviso of this sentence and in the penultimate sentence of this Section 2.07(a)), upon notice delivered to the Administrative Agent no later than 12:00 noon, New York City time, not less than three Business Days prior thereto, in the case of ~~Eurodollar~~SOFR Loans, and no later than 12:00 noon, New York City time, on the date of such notice, in the case of ABR Loans, which notice shall specify the date and amount of prepayment and the Loans to be prepaid; provided that, if a ~~Eurodollar~~SOFR Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrower shall also pay any amounts owing pursuant to Section 2.12. Each such notice may be conditioned on the occurrence of one or more events (it being understood that the Administrative Agent and Lenders shall be entitled to assume that the Loans contemplated to be prepaid by such notice are to be prepaid on the date indicated in such notice unless the Administrative Agent shall have received written notice revoking such notice of prepayment on or prior to the date of such prepayment). Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof. If any such notice is given and not revoked on or prior to the date of prepayment indicated in such notice, the amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to such date on the amount prepaid. Partial prepayments of Loans shall be in an aggregate principal amount that is an integral multiple of $1,000,000 and not less than $5,000,000. In the case of each prepayment of Loans pursuant to this Section 2.07(a), the Borrower may in its sole discretion select the Loans (of any Class) to be repaid, and such prepayment shall be paid to the appropriate Lenders in accordance with their respective pro rata share of such Loans. If any Repricing Event occurs prior to the date occurring 12 months after the ~~Closing~~Amendment No. 1 Effective Date, the Borrower agrees to pay to the Administrative Agent, for the ratable account of each Lender with Term B Loans that are subject to such Repricing Event (including any Lender which is replaced pursuant to Section 2.15(c) as a result of its refusal to consent to an amendment giving rise to such Repricing Event), a fee in an amount equal to 1.00% of the aggregate principal amount of the Term B Loans subject to such Repricing Event. Such fees shall be earned, due and payable upon the date of the occurrence of such Repricing Event.

(b)    Beginning on the Closing Date, the Borrower shall apply all Net Proceeds within ten (10) Business Days after receipt thereof to prepay Term Loans in accordance with clauses (d) and (e) below.

(c)    Not later than ten (10) Business Days after the date on which the annual financial statements are, or are required to be, delivered under Section 5.01(a) with respect to each Excess Cash Flow Period, the Borrower shall calculate Excess Cash Flow for such Excess Cash Flow Period and, if and to the extent the amount of such Excess Cash Flow is greater than $0, the Borrower shall apply an amount to prepay Term Loans equal to (i) the Required Percentage of such Excess Cash Flow minus (ii) to the extent not financed using the proceeds of long-term Debt (it being understood that drawings under the ABL Credit Agreement are not considered to be proceeds of long-term Debt), the amount of any voluntary payments of Term Loans and amounts used to repurchase outstanding principal of Term Loans during such Excess Cash Flow Period (plus, without duplication of any amounts previously deducted under this clause (ii), the amount of any such voluntary payments and amounts so used to repurchase principal of Term Loans after the end of such Excess Cash Flow Period but before the date of prepayment under this clause (c)) pursuant to Sections 2.07(a) and Section 2.19 (it being understood that the amount of any such payments pursuant to Section 2.19 shall be calculated to equal the amount of cash used to repay principal and not the principal amount deemed prepaid therewith); provided that, solely with respect to the fiscal year of the Borrower ended December 31, 2021, the Borrower shall not be required to make a payment pursuant to this Section 2.07(c). Such calculation will be set forth in an Officer’s Certificate delivered to the Administrative Agent setting forth the amount, if any, of Excess Cash Flow for such Excess Cash Flow Period, the amount of any required prepayment in respect thereof and the calculation thereof in reasonable detail.

(d)    Amounts to be applied in connection with prepayments of Term Loans pursuant to this Section 2.07 shall be applied to the prepayment of the Term Loans in accordance with Section 2.14(a) until paid in full. In connection with any mandatory prepayments by the Borrower of the Term Loans pursuant to this Section 2.07, such prepayments shall be applied on a pro rata basis to the then outstanding Term Loans being prepaid irrespective of whether such outstanding Term Loans are ABR Loans or ~~Eurodollar~~SOFR Loans; provided that with respect to such mandatory prepayment, the amount of such mandatory prepayment shall be applied (i) first to Term Loans that are ABR Loans to the full extent thereof before application to Term Loans that are ~~Eurodollar~~SOFR Loans in a manner that minimizes the amount of any payments required to be made by the Borrower pursuant to Section 2.12 and (ii) on a pro rata basis with respect to each Class of Term Loans except to the extent any Incremental Assumption Agreement, Extension Amendment or Refinancing Amendment provides that the Class of Term Loans incurred thereunder is to receive less than its pro rata share, in which case such prepayment shall be allocated to such Class of Term Loans as set forth in such Incremental Assumption Agreement, Extension Amendment or Refinancing Amendment and to the other Classes of Term Loans on a pro rata basis. Each prepayment of the Term Loans under this Section 2.07 shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.

(e)    The Borrower shall notify the Administrative Agent in writing of any mandatory prepayment of Term Loans required to be made pursuant to Section 2.07(b) or 2.07(c) at least five (5) Business Days prior to the date of such prepayment. Each such notice shall specify the date of such prepayment and provide a reasonably detailed calculation of the amount of such prepayment. The Administrative Agent will promptly notify each Term Lender of the contents of any such prepayment notice and of such Term Lender’s ratable portion of such prepayment (based on such Lender’s pro rata share of each relevant Class of the Term Loans). Any Term Lender (a “Declining Term Lender”) may elect, by delivering written notice to the Administrative Agent and the Borrower no later than 5:00 p.m. one (1) Business Day after the date of such Term Lender’s receipt of notice from the Administrative Agent regarding such prepayment, that the full amount of any mandatory prepayment otherwise required to be made with respect to the Term Loans held by such Term Lender pursuant to Section 2.07(b) or 2.07(c) not be made (the aggregate amount of such prepayments declined by the Declining Term Lenders, the “Declined Prepayment Amount”). If a Term Lender fails to deliver notice setting forth such rejection of a prepayment to the Administrative Agent within the time frame specified above or such notice fails to specify the principal amount of the Term Loans to be rejected, any such failure will be deemed an acceptance of the total amount of such mandatory prepayment of Term Loans. In the event that the Declined Prepayment Amount is greater than $0, such Declined Prepayment Amount shall be retained by the Borrower. For the avoidance of doubt, the Borrower may, at its option, apply any amounts retained in accordance with the immediately preceding sentence to prepay loans in accordance with Section 2.07(a).

(f)    Notwithstanding any other provisions of this Section  ~~2.05~~2.07, (i) to the extent that any of or all the Net Proceeds of any Asset Sale by a Foreign Subsidiary (“Foreign Asset Sale”), the Net Proceeds of any Recovery Event from a Foreign Subsidiary (a “Foreign Recovery Event”) or Excess Cash Flow attributable to Foreign Subsidiaries would be prohibited ~~or delayed~~ by applicable local law from being repatriated to the United States, an amount equal to the Net Proceeds or Excess Cash Flow that would be so affected were the Borrower or a Restricted Subsidiary to attempt to repatriate such cash will not be required to be applied to repay Term Loans at the times provided in this Section 2.07 so long, but only so long, as the applicable local law would not permit repatriation to the United States and, if ~~within one year~~ following the date on which the respective prepayment would otherwise have been required such repatriation of any such affected Net Proceeds or Excess Cash Flow is permissible under the applicable local law, even if such cash is not actually repatriated at such time, an amount equal to the amount of such Net Proceeds or Excess Cash Flow, as applicable, will be promptly (and in any event not later than ten Business Days) applied (net of an amount equal to the additional taxes of the Borrower, the Subsidiaries and the direct and indirect holders of Equity Interests in the Borrower that would be payable or reserved against and any additional costs that would be incurred as a result of a repatriation, whether or not a repatriation actually occurs) by the Borrower or the Restricted Subsidiaries to the repayment of the Term Loans pursuant to this Section 2.07 to the extent provided herein and (ii) to the extent that the Borrower has determined in good faith that repatriation of any or all of the Net Proceeds of any Foreign Asset Sale or Foreign Recovery Event or Excess Cash Flow attributable to Foreign Subsidiaries would have material adverse tax consequences with respect to such Net Proceeds or Excess Cash Flow, such Net Proceeds or Excess Cash Flow so affected will not be required to be applied to repay Term Loans at the times provided in this Section 2.07; provided that the Borrower will use commercially reasonable efforts to eliminate or reduce any such material adverse tax consequences to enable such repayment to be made; provided, further, that any such Net Proceeds prohibited by applicable local law from being repatriated shall remain in an escrow or segregated account and shall not be permitted to be reinvested or otherwise expended.

(g)    Any prepayment of Term Loans of any Class shall be applied to reduce the subsequent scheduled repayments of the Term Loans of such Class to be made pursuant to Section 2.06 as directed by the Borrower and if not directed by the Borrower, in direct order of maturity thereof, or as otherwise provided in any Extension Amendment, any Incremental Assumption Amendment or any Refinancing Amendment.

Section 2.08    Fees. The Borrower agrees to pay to the Administrative Agent the fees in the amounts and on the dates as set forth in any fee agreements with the Administrative Agent and to perform any other obligations contained therein.

Section 2.09    Interest.

(a)    The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate.

(b)    The Loans comprising each ~~Eurodollar~~SOFR Borrowing shall bear interest at ~~the Eurodollar Rate~~Adjusted Term SOFR for the Interest Period in effect for such Borrowing plus the Applicable Rate.

(c)    Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section.

(d)    Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any ~~Eurodollar~~SOFR Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(e)    All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year). The applicable Alternate Base Rate or ~~Eurodollar Rate~~Adjusted Term SOFR shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

Section 2.10    Alternate Rate of Interest.

(a)    If prior to the commencement of any Interest Period for a ~~Eurodollar~~SOFR Borrowing:

(i)    the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that adequate and reasonable means do not exist for ascertaining ~~the Eurodollar Rate~~Adjusted Term SOFR for a Loan or for the applicable Interest Period; or

(ii)    the Administrative Agent is advised by the Required Lenders that ~~the Eurodollar Rate~~Adjusted Term SOFR for a Loan or for the applicable Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent (upon the instruction of the Required Lenders in the case of clause (ii) above) notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a ~~Eurodollar~~SOFR Borrowing shall be ineffective and the Loans shall be converted to an ABR Borrowing and (ii) if any borrowing request requests a ~~Eurodollar~~SOFR Borrowing, such Borrowing shall be made as an ABR Borrowing.

(b)    Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to Borrower) that the Borrower or Required Lenders (as applicable) have determined, that:

(i)    adequate and reasonable means do not exist for ascertaining ~~LIBOR~~Term SOFR for any requested Interest Period, including, without limitation, because the ~~LIBOR~~SOFR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary,

(ii)    the administrator of the ~~LIBOR~~SOFR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which ~~LIBOR~~SOFR or the ~~LIBOR~~SOFR Screen Rate shall no longer be made available, or used for determining the interest rate of loans (such specific date, the “Scheduled Unavailability Date”), or

(iii)    syndicated loans currently being executed, or that include language similar to that contained in this Section, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace ~~LIBOR~~SOFR, then, reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and the Borrower may amend this Agreement to replace ~~LIBOR~~SOFR with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein), giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated syndicated credit facilities for such alternative benchmarks (any such proposed rate, a “~~LIBOR~~SOFR Successor Rate”), together with any proposed ~~LIBOR~~SOFR Successor Rate Conforming Changes, and any such amendment shall become effective at 5:00 p.m. (New York time) on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders do not accept such amendment.

If no ~~LIBOR~~SOFR Successor Rate has been determined and the circumstances under clause (b)(i) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain ~~Eurodollar Rate~~SOFR Loans shall be suspended (to the extent of the affected ~~Eurodollar Rate~~SOFR Loans or Interest Periods), and (y) the ~~Eurodollar Rate~~SOFR component shall no longer be utilized in determining the Alternate Base Rate. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of ~~Eurodollar Rate~~SOFR Loans (to the extent of the affected ~~Eurodollar Rate~~SOFR Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Alternate Base Rate Loans (subject to the foregoing clause (y)) in the amount specified therein.

Notwithstanding anything else herein, any definition of ~~LIBOR~~SOFR Successor Rate shall provide that in no event shall such ~~LIBOR~~SOFR Successor Rate be less than ~~zero~~the Floor for purposes of this Agreement.

Section 2.11    Increased Costs.

(a)    If any Change in Law shall:

(i)    impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (including any reserve for eurocurrency funding that may be established or reestablished under Regulation D of the Board);

(ii)    subject any Lender to any Taxes (other than any Indemnified Taxes, Other Taxes and Excluded Taxes) on its loans, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii)    impose on any Lender or the London interbank market any other condition affecting this Agreement or ~~Eurodollar~~SOFR Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making, continuing, converting into or maintaining any Loan the interest on which is determined by reference to ~~the Eurodollar Rate~~Term SOFR (or, in the case of paragraph (ii), any Loan) (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

(b)    If any Lender determines that any Change in Law affecting such Lender or any lending office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement or the Loans made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(c)    A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

(d)    Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

Section 2.12    Break Funding Payments. In the event of (a) the payment of any principal of any ~~Eurodollar~~SOFR Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any ~~Eurodollar~~SOFR Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any ~~Eurodollar~~SOFR Loan on the date specified in any notice delivered pursuant hereto (for a reason other than the failure of any Lender to make a Loan) or (d) the assignment of any ~~Eurodollar~~SOFR Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.15, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a ~~Eurodollar~~SOFR Loan, such loss, cost or expense to any Lender shall be deemed to be an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the ~~Eurodollar Rate~~Adjusted Term SOFR that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for deposits in the relevant currency of a comparable amount and period from other banks ~~in the eurocurrency market~~ (but not less than the available ~~Eurodollar Rate~~Adjusted Term SOFR quoted for the ~~Eurodollar~~Adjusted Term SOFR interest period equal to the period from the date of such event to the last day of the then current Interest Period, or if there is no such ~~Eurodollar~~Adjusted Term SOFR interest period, the lower of the ~~Eurodollar Rates~~Adjusted Term SOFR quoted for the closest ~~Eurodollar~~Adjusted Term SOFR interest periods that are longer and shorter than such period). A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower (with a copy to the Administrative Agent) and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

Section 2.13    Taxes.

(a)    Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes.

(i)    All payments by or on account of any obligation of any Loan Party hereunder or under any other Loan Document shall, except to the extent required by applicable laws, be made free and clear of and without reduction or withholding for any Taxes.

(ii)    If any Loan Party or any other applicable withholding agent shall be required by any applicable laws to withhold or deduct any Taxes from or in respect of any payment made by any Loan Party under any Loan Document (as determined by the applicable withholding agent), then (A) the applicable withholding agent shall withhold or make such deductions as are determined by such withholding agent to be required, (B) the applicable withholding agent shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with applicable law, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes or Other Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or deductions have been made (including withholding or deductions applicable to additional sums payable under this Section 2.13) the Lender (or, in the case of any amount received by the Administrative Agent for its own account, the Administrative Agent), receives an amount equal to the sum it would have received had no withholding or deduction on account of Indemnified Taxes or Other Taxes been made.

(b)    Payment of Other Taxes by the Borrower. Without limiting the provisions of subsection (a) above, the Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable laws.

(c)    Tax Indemnification. Without limiting the provisions of subsection (a) or (b) above, the Borrower shall indemnify the Administrative Agent and each Lender, and shall make payment in respect thereof within ten days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.13) paid or payable by the Administrative Agent or such Lender, as the case may be, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of any such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(d)    Evidence of Payments. Upon request by any of the Loan Parties or the Administrative Agent, as the case may be, after any payment of Taxes by any Loan Party or by the Administrative Agent to a Governmental Authority as provided in this Section 2.13, the applicable Loan Party shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the applicable Loan Party, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by laws to report such payment or other evidence of such payment reasonably satisfactory to such Loan Party or the Administrative Agent, as the case may be.

(e)    Status of Lenders; Tax Documentation.

(i)    Each Lender shall deliver to the Borrower and to the Administrative Agent, at the time or times reasonably requested by any Loan Party or the Administrative Agent, such properly completed and executed documentation prescribed by applicable laws or by the taxing authorities of any jurisdiction and such other reasonably requested information as will permit the Borrower or other applicable Loan Party or the Administrative Agent, as the case may be, to determine (A) whether or not payments made by the respective Loan Parties hereunder or under any other Loan Document are subject to withholding or deduction for any Taxes, (B) if applicable, the required rate of withholding or deduction, and (C) such Lender’s entitlement to any available exemption from, or reduction of, applicable Taxes in respect of all payments to be made to such Lender by any Loan Party pursuant to this Agreement or any other Loan Document or otherwise to establish such Lender’s status for withholding tax purposes in the applicable jurisdictions. Notwithstanding the preceding sentence, the completion, execution and submission of any documentation with respect to any Tax other than United States federal withholding tax shall not be required if in a Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii)    Without limiting the generality of the foregoing,

(A)    any Lender that is a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent) duly completed, executed originals of Internal Revenue Service Form W-9 (or any successor form) certifying that such Lender is exempt from U.S. federal backup withholding tax or such other documentation or information prescribed by applicable laws or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent, as the case may be, to determine whether or not such Lender is subject to backup withholding or information reporting requirements; and

(B)    each Foreign Lender that is entitled under the Internal Revenue Code or any applicable treaty to an exemption from or reduction of withholding Tax with respect to any payments hereunder or under any other Loan Document shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent, but only if such Foreign Lender is legally eligible to do so), duly completed, executed originals of whichever of the following is applicable

(1)    Internal Revenue Service Form W-8BEN or Internal Revenue Service Form W-8BEN E, as applicable (or any successor form) claiming eligibility for benefits of an income tax treaty to which the United States is a party,

(2)    Internal Revenue Service Form W-8ECI (or any successor form),

(3)    in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 871(h) or Section 881(c) of the Internal Revenue Code, (x) a certificate substantially in the form of Exhibit G (a “Non-Bank Certificate”) to the effect that such Foreign Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (B) a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code, or (C) a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code, and that no payments in connection with any Loan Document are effectively connected with such Foreign Lender’s conduct of a United States trade or business and (y) Internal Revenue Service Form W-8BEN or Internal Revenue Service Form W-8BEN E, as applicable (or any successor form),

(4)    to the extent a Foreign Lender is not the beneficial owner, Internal Revenue Service Form W-8IMY (or any successor form), accompanied by Internal Revenue Service Form W-8ECI, Internal Revenue Service Form W 8BEN, Internal Revenue Service Form W-8BEN E, a Non-Bank Certificate, Internal Revenue Service Form W-9, and/or other certification documents (or successor forms) from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership (and not a participating lender) and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, a Non-Bank Certificate may be provided by such Foreign Lender on behalf of such direct and indirect partner(s), or

(5)    any other form prescribed by applicable laws as a basis for claiming exemption from or a reduction in United States federal withholding Tax, together with such supplementary documentation as may be prescribed by applicable laws to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made.

(C)    If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Sections 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their FATCA obligations, to determine whether such Lender has or has not complied with such Lender’s FATCA obligations and, if necessary, to determine the amount to deduct and withhold from such payment. Solely for the purposes of this clause (C), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(iii)    Each Lender agrees that if any documentation it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall promptly update such documentation or promptly notify the Borrower and the Administrative Agent in writing of its legal ineligibility to do so.

(iv)    Notwithstanding any other provisions of this Section 2.13(e), a Lender shall not be required to deliver any documentation that such Lender is not legally eligible to deliver.

(v)    Each Lender hereby authorizes the Administrative Agent to deliver to the Loan Parties and to any successor Administrative Agent any document provided by such Lender to the Administrative Agent pursuant to this Section 2.13(e).

(f)    Treatment of Certain Refunds. Unless required by applicable laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender, or have any obligation to pay to any Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender. If the Administrative Agent or any Lender determines, in its sole discretion, that it has received a refund of any Indemnified Taxes or Other Taxes as to which it has been indemnified by a Loan Party or with respect to which any Loan Party has paid additional amounts pursuant to this Section 2.13, it shall pay to the indemnifying Loan Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by any Loan Party under this Section 2.13 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the indemnifying Loan Party, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to such Loan Party pursuant to this paragraph (f) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This paragraph (f) shall not be construed to require the Administrative Agent or any Lender to make available its Tax returns (or any other information relating to its taxes that it deems confidential) to any Loan Party or any other Person. Notwithstanding anything to the contrary in this paragraph (f), in no event will the Administrative Agent or any Lender be required to pay any amount to any Loan Party pursuant to this paragraph (f) the payment of which would place the Administrative Agent or such Lender in a less favorable net after-Tax position than the Administrative Agent or such Lender would have been if the Indemnified Taxes or Other Taxes giving rise to such refund had never been imposed.

Section 2.14    Pro Rata Treatment and Payments.

(a)    Each prepayment by the Borrower on account of principal of any Loans of any Class shall be made pro rata according to the respective outstanding principal amounts of Loans of such Class then held by the Lenders entitled to such payment (subject in the case of Term B Loans to Section 2.07(e)). All repayments of principal of any Loans at stated maturity or upon acceleration shall be allocated pro rata according to the respective outstanding principal amounts of the matured or accelerated Loans then held by the relevant Lenders. All payments of interest in respect of any Loans shall be allocated pro rata according to the outstanding interest payable then owed to the relevant Lenders. Notwithstanding the foregoing, (A) any amount payable to a Defaulting Lender under this Agreement (whether on account of principal, interest, fees or otherwise but excluding any amount that would otherwise be payable to such Defaulting Lender pursuant to Section 2.15 and Section 9.05) shall, in lieu of being distributed to such Defaulting Lender, be retained by the Administrative Agent in a segregated interest-bearing account and, subject to any applicable Requirements of Law, be applied at such time or times as may be determined by the Administrative Agent: (1) first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder (including amounts owed under Section 2.08(b) or 9.04(c)), (2) second, to the funding of any Loan required by this Agreement, as determined by the Administrative Agent, (3) third, if so determined by the Administrative Agent and Borrower, held in such account as cash collateral for future funding obligations of the Defaulting Lender under this Agreement, (4) fourth, pro rata, to the payment of any amounts owing to the Borrower or the Lenders as a result of such Defaulting Lender’s breach of its obligations under this Agreement and (5) fifth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction, and (B) if such payment is a prepayment of the principal amount of Loans, such payment shall be applied solely to prepay the Loans of all Non-Defaulting Lenders pro rata (based on the amounts owing to each) prior to being applied to the prepayment of any Loan of any Defaulting Lender.

(b)    All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 2:00 p.m., New York City time, on the date when due. All payments received by the Administrative Agent after 2:00 p.m., New York City time, may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest and fees thereon. All such payments shall be made to the Administrative Agent’s Office except that payments pursuant to Sections 2.11, 2.12, 2.13, 2.19 and 9.04 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute such payments to the relevant Lenders promptly upon receipt in like funds as received. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. In the case of any extension of any payment of principal, interest thereon shall be payable at the then applicable rate during such extension. Unless the Administrative Agent shall have received notice from the Borrower prior to the time at which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Federal Funds Rate.

(c)    Subject to the terms of the ABL Intercreditor Agreement, after the exercise of remedies provided for in Section 7.01 or the Collateral Documents (or after any Loans have automatically become immediately due and payable as contemplated by Section 7.01) and irrespective of any other provision of any Loan Document to the contrary, any amounts (including cash, equity securities, debt securities or any other property; provided that if any such amounts are not in the form of cash, then the amount of such securities or other property applied to each of clauses First through Last below shall be an amount with a fair market value equal to the stated amount required to be applied pursuant to each such clause) received on account of the Collateral or in consideration of any waiver of any rights to receive any payment of the Obligations (whether received as a consequence of the exercise of such remedies or as a distribution under any Insolvency or Liquidation Proceeding including payments in respect of “adequate protection” for the use of Collateral during such proceeding or under any Plan of Reorganization or on account of any liquidation of any Loan Party) shall be turned over to the Administrative Agent (to the extent not received directly by the Administrative Agent) and applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (other than principal, interest and fees with respect to the Loans, but including amounts payable under Section 9.04) payable to the Administrative Agent in its capacity as such (irrespective of when such amounts were incurred or accrued or whether any such amounts are allowed in any Insolvency or Liquidation Proceeding) until paid in full;

Second, to payment of that portion of all other Obligations ratably among the Secured Parties in proportion to the amount of such Obligations owing to the Secured Parties described in this Clause Second until paid in full;

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.

Section 2.15    Mitigation Obligations; Replacement of Lenders.

(a)    If any Lender requests compensation under Section 2.11, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.13, or if any Lender gives notice to the Borrower (through the Administrative Agent) pursuant to Section 2.21, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.11 or 2.13, as the case may be, or permit such Lender to rescind any notice delivered to the Borrower pursuant to Section 2.21, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. Each Lender may designate a different lending office for funding or booking its Loans hereunder or assign its rights and obligations hereunder to another of its offices, branches or affiliates; provided that the exercise of this option shall not affect the obligations of the Borrower to repay the Loan in accordance with the terms of this Agreement.

(b)    If any Lender requests compensation under Section 2.11, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.13, or if any Lender gives notice to the Borrower (through the Administrative Agent) pursuant to Section 2.21, or if any Lender is a Defaulting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.05), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.11 or payments required to be made pursuant to Section 2.13, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

(c)    If any Lender (such Lender, a “Non-Consenting Lender”) has failed to consent to a proposed amendment, waiver, discharge or termination which pursuant to the terms of Section 9.02 requires the consent of all Lenders or all of the Lenders affected and with respect to which the Required Lenders shall have granted their consent, then the Borrower shall have the right (unless such Non-Consenting Lender grants such consent) to replace such Non-Consenting Lender by requiring such Non-Consenting Lender to assign its Loans hereunder to one or more assignees reasonably acceptable to the Administrative Agent, provided that: (a) all amounts owing to such Non-Consenting Lender being replaced (other than principal and interest) shall be paid in full to such Non-Consenting Lender concurrently with such assignment, and (b) the replacement Lender (each such Lender, a “Replacement Lender”) shall purchase the foregoing by paying to such Non-Consenting Lender a price equal to the principal amount thereof plus accrued and unpaid interest thereon. In connection with any such assignment the Borrower, Administrative Agent, such Non-Consenting Lender and the Replacement Lender shall otherwise comply with Section 9.05.

(d)    Notwithstanding anything herein to the contrary, each party hereto agrees that any assignment pursuant to the terms of Section 2.15(c) may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Administrative Agent and the assignee and that the Lender making such assignment need not be a party thereto.

Section 2.16    Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a)    The Commitments and Loans of such Defaulting Lender shall not be included in determining whether the Required Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 9.02); provided that this Section 2.16(a) shall not apply to the vote of a Defaulting Lender in the case of an amendment, waiver or other modification effecting the reduction or excuse of principal amount of, or interest or fees payable on, such Defaulting Lender’s Loans or the postponement of the scheduled date of payment of such principal amount, interest or fees to such Defaulting Lender.

(b)    The rights and remedies against a Defaulting Lender under this Agreement are in addition to other rights and remedies that Borrower may have against such Defaulting Lender with respect to any funding default and that the Administrative Agent or any Lender may have against such Defaulting Lender with respect to any funding default. In the event that the Administrative Agent and the Borrower each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then such Lender will cease to be a Defaulting Lender and will be a Non-Defaulting Lender; provided that no adjustments will be made retroactively with respect to payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; provided that, except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender.

Section 2.17    Extensions of Loans.

(a)    Notwithstanding anything to the contrary in this Agreement, pursuant to one or more offers made from time to time by the Borrower to all Lenders of any Class of Term Loans on a pro rata basis (based, in the case of an offer to the Lenders under any Class of Term Loans, on the aggregate outstanding Term Loans of such Class), and on the same terms to each such Lender (“Pro Rata Extension Offers”), the Borrower is hereby permitted to consummate transactions with individual Lenders, each acting in its sole and individual discretion, that agree to such transactions from time to time to extend the maturity date of such Lender’s Loans of such Class and to otherwise modify the terms of such Lender’s Loans of such Class pursuant to the terms of the relevant Pro Rata Extension Offer (including, without limitation, increasing the interest rate or fees payable in respect of such Lender’s Loans and/or modifying the amortization schedule in respect of such Lender’s Loans). For the avoidance of doubt, the reference to “on the same terms” in the preceding sentence shall mean, in the case of an offer to the Lenders under any Class of Term Loans, that all of the Term Loans of such Class are offered to be extended for the same amount of time and that the interest rate changes and fees payable with respect to such extension are the same. Any such extension (an “Extension”) agreed to between the Borrower and any such Lender (an “Extending Lender”) will be established under this Agreement by implementing a Term Loan for such Lender if such Lender is extending an existing Term Loan (such extended Term Loan, an “Extended Term Loan”). Each Pro Rata Extension Offer shall specify the date on which the Borrower proposes that the Extended Term Loan shall be made, which shall be a date not earlier than five (5) Business Days after the date on which the Pro Rata Extension Offer is delivered to the Administrative Agent (or such shorter period agreed to by the Administrative Agent in its reasonable discretion).

(b)    The Borrower and each Extending Lender shall execute and deliver to the Administrative Agent an amendment to this Agreement (an “Extension Amendment”) and such other documentation as the Administrative Agent shall reasonably specify to evidence the Extended Term Loans of such Extending Lender. Each Extension Amendment shall specify the terms of the applicable Extended Term Loans; provided, that (i) except as to interest rates, fees and any other pricing terms, amortization, final maturity date, participation in prepayments and covenants and other provisions applicable only to the period after the maturity date of the existing Class of Term Loans from which such Extended Term Loans are extended (which shall be determined by the Borrower and set forth in the Pro Rata Extension Offer), the Extended Term Loans shall, subject to clauses (ii) and (iii) of this proviso, have (x) the same terms as the existing Class of Term Loans from which they are extended or (y) such other terms as shall be reasonably satisfactory to the Administrative Agent, (ii) the final maturity date of any Extended Term Loans shall be no earlier than the maturity date of the Class of Term Loans to which such offer relates, (iii) the Weighted Average Life to Maturity of any Extended Term Loans shall be no shorter than the remaining Weighted Average Life to Maturity of the Class of Term Loans to which such offer relates, and (iv) any Extended Term Loans may participate on a pro rata basis or a less than pro rata basis (but not a greater than pro rata basis) than the Term Loans in any mandatory prepayment hereunder. Upon the effectiveness of any Extension Amendment, this Agreement shall be amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Extended Term Loans evidenced thereby as provided for in Section 9.02(c). Any such deemed amendment may be memorialized in writing by the Administrative Agent with the Borrower’s consent (not to be unreasonably withheld) and furnished to the other parties hereto.

(c)    Upon the effectiveness of any such Extension, the applicable Extending Lender’s Term Loan will be automatically designated an Extended Term Loan.

(d)    Notwithstanding anything to the contrary set forth in this Agreement or any other Loan Document (including without limitation this Section 2.17), (i) no Extended Term Loan is required to be in any minimum amount or any minimum increment, (ii) any Extending Lender may extend all or any portion of its Term Loans pursuant to one or more Pro Rata Extension Offers (subject to applicable proration in the case of over participation) (including the extension of any Extended Term Loan), (iii) there shall be no condition to any Extension of any Loan at any time or from time to time other than notice to the Administrative Agent of such Extension and the terms of the Extended Term Loan implemented thereby, (iv) all Extended Term Loans and all obligations in respect thereof shall be Obligations of the relevant Loan Parties under this Agreement and the other Loan Documents that rank equally and ratably in right of security with all other Obligations of the Class being extended and (v) there shall be no borrower (other than the Borrower) and no guarantors (other than the Subsidiary Guarantors) in respect of any such Extended Term Loans.

(e)    Each Extension shall be consummated pursuant to procedures set forth in the associated Pro Rata Extension Offer; provided, that the Borrower shall cooperate with the Administrative Agent prior to making any Pro Rata Extension Offer to establish reasonable procedures with respect to mechanical provisions relating to such Extension, including, without limitation, timing, rounding and other adjustments.

Section 2.18    Refinancing Amendments.

(a)    Notwithstanding anything to the contrary in this Agreement, the Borrower may by written notice to the Administrative Agent establish one or more additional tranches of term loans under this Agreement (such loans, “Refinancing Term Loans”), all proceeds of which are used to refinance in whole or in part any Class of Term Loans pursuant to Section 2.07(b). Each such notice shall specify the date (each, a “Refinancing Effective Date”) on which the Borrower proposes that the Refinancing Term Loans shall be made, which shall be a date not less than five (5) Business Days after the date on which such notice is delivered to the Administrative Agent (or such shorter period agreed to by the Administrative Agent in its sole discretion); provided, that:

(i)    before and after giving effect to the Borrowing of such Refinancing Term Loans on the Refinancing Effective Date each of the conditions set forth in Section 4.02 shall be satisfied;

(ii)    the final maturity date of the Refinancing Term Loans shall be no earlier than the maturity date of the refinanced Term Loans;

(iii)    the Weighted Average Life to Maturity of such Refinancing Term Loans shall be no shorter than the then-remaining Weighted Average Life to Maturity of the refinanced Term Loans;

(iv)    the aggregate principal amount of the Refinancing Term Loans shall not exceed the outstanding principal amount of the refinanced Term Loans plus amounts used to pay fees, expenses, commissions, underwriting discounts and premiums and accrued interest associated therewith;

(v)    all other terms applicable to such Refinancing Term Loans (other than provisions relating to original issue discount, upfront fees, interest rates and any other pricing terms, optional prepayment or mandatory prepayment or redemption terms shall be as agreed between the Borrower and the Lenders providing such Refinancing Term Loans) taken as a whole shall (as determined by the Borrower in good faith) be substantially similar to, or no more restrictive to the Borrower and its Restricted Subsidiaries than, the terms, taken as a whole, applicable to the Term Loans being refinanced (except to the extent such covenants and other terms apply solely to any period after the Latest Maturity Date or are otherwise reasonably acceptable to the Administrative Agent);

(vi)    there shall be no borrower (other than the Borrower) and no guarantors (other than the Subsidiary Guarantors) in respect of such Refinancing Term Loans;

(vii)    Refinancing Term Loans shall not be secured by any asset of the Borrower and its subsidiaries other than the Collateral; and

(viii)    Refinancing Term Loans may participate on a pro rata basis or on a less than pro rata basis (but not on a greater than pro rata basis) in any mandatory prepayments (other than as provided otherwise in the case of such prepayments pursuant to Section 2.07(b)) hereunder, as specified in the applicable Refinancing Amendment.

(b)    The Borrower may approach any Lender or any other person that would be a permitted assignee pursuant to Section 9.05 to provide all or a portion of the Refinancing Term Loans; provided, that any Lender offered or approached to provide all or a portion of the Refinancing Term Loans may elect or decline, in its sole discretion, to provide a Refinancing Term Loan. Any Refinancing Term Loans made on any Refinancing Effective Date shall be designated an additional Class of Term Loans for all purposes of this Agreement; provided, further, that any Refinancing Term Loans may, to the extent provided in the applicable Refinancing Amendment governing such Refinancing Term Loans, be designated as an increase in any previously established Class of Term Loans made to the Borrower.

(c)    The Borrower and each Lender providing the applicable Refinancing Term Loans shall execute and deliver to the Administrative Agent an amendment to this Agreement (a “Refinancing Amendment”) and such other documentation as the Administrative Agent shall reasonably specify to evidence such Refinancing Term Loans. For purposes of this Agreement and the other Loan Documents, if a Lender is providing a Refinancing Term Loan, such Lender will be deemed to have a Term Loan having the terms of such Refinancing Term Loan. Notwithstanding anything to the contrary set forth in this Agreement or any other Loan Document (including without limitation this Section 2.18), (i) no Refinancing Term Loan is required to be in any minimum amount or any minimum increment, (ii) there shall be no condition to any incurrence of any Refinancing Term Loan at any time or from time to time other than those set forth in clause (a) above and (iii) all Refinancing Term Loans and all obligations in respect thereof shall be Obligations under this Agreement and the other Loan Documents that rank equally and ratably in right of security with the refinanced Term Loans and all Obligations in respect thereof.

(d)    Each party hereto hereby agrees that, upon the Refinancing Effective Date of any Refinancing Term Loans, this Agreement shall be amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Refinancing Term Loans evidenced thereby as provided for in Section 9.02. Any amendment to this Agreement or any other Loan Document that is necessary to effect the provisions of this Section 2.18 (including, without limitation, to provide for the establishment of Refinancing Term Loans) and any such collateral and other documentation shall be deemed “Loan Documents” hereunder and may be memorialized in writing between the Administrative Agent and the Borrower and furnished to the other parties hereto.

Section 2.19    Loan Repurchases.

(a)    Subject to the terms and conditions set forth or referred to below, the Borrower may from time to time, at its discretion, conduct modified Dutch auctions in order to purchase its Term Loans of one or more Classes (as determined by the Borrower) (each, a “Purchase Offer”), each such Purchase Offer to be managed by a financial institution chosen by the Borrower and reasonably acceptable to the Administrative Agent (in such capacity, the “Auction Manager” (it being understood that the Administrative Agent shall be under no obligation to act as Auction Manager)), so long as the following conditions are satisfied:

(i)    each Purchase Offer shall be conducted in accordance with the procedures, terms and conditions set forth in this Section 2.19 and the Auction Procedures;

(ii)    no Default or Event of Default shall have occurred and be continuing on the date of the delivery of each notice of an auction and at the time of (and immediately after giving effect to) the purchase of any Term Loans in connection with any Purchase Offer;

(iii)    the principal amount (calculated on the face amount thereof) of each and all Classes of Term Loans that the Borrower offers to purchase in any such Purchase Offer shall be no less than $25,000,000 (unless another amount is agreed to by the Administrative Agent) (across all such Classes);

(iv)    the aggregate principal amount (calculated on the face amount thereof) of all Term Loans of the applicable Class or Classes so purchased by the Borrower shall automatically be cancelled and retired by the Borrower on the settlement date of the relevant purchase (and may not be resold), and in no event shall the Borrower be entitled to any vote hereunder in connection with such Term Loans;

(v)    no more than one Purchase Offer with respect to any Class may be ongoing at any one time;

(vi)    any Purchase Offer with respect to any Class shall be offered to all Term Lenders holding Term Loans of such Class on a pro rata basis;

(vii)    no Purchase Offer may be funded with drawings under the ABL Credit Agreement; and

(viii)    all parties to the relevant transactions shall render customary “big-boy” disclaimer letters.

(b)    The Borrower must terminate any Purchase Offer if it fails to satisfy one or more of the conditions set forth above which are required to be met at the time which otherwise would have been the time of purchase of Term Loans pursuant to such Purchase Offer. If the Borrower commences any Purchase Offer (and all relevant requirements set forth above which are required to be satisfied at the time of the commencement of such Purchase Offer have in fact been satisfied), and if at such time of commencement the Borrower reasonably believes that all required conditions set forth above which are required to be satisfied at the time of the consummation of such Purchase Offer shall be satisfied, then the Borrower shall have no liability to any Lender for any termination of such Purchase Offer as a result of its failure to satisfy one or more of the conditions set forth above which are required to be met at the time which otherwise would have been the time of consummation of such Purchase Offer, and any such failure shall not result in any Default or Event of Default hereunder. With respect to all purchases of Term Loans of any Class or Classes made by the Borrower pursuant to this Section 2.19, the Borrower shall pay on the settlement date of each such purchase all accrued and unpaid interest (except to the extent otherwise set forth in the relevant offering documents), if any, on the purchased Term Loans of the applicable Class or Classes up to the settlement date of such purchase.

(c)    The Administrative Agent and the Lenders hereby consent to the Purchase Offers and the other transactions effected pursuant to and in accordance with the terms of this Section 2.19; provided, that notwithstanding anything to the contrary contained herein, no Lender shall have an obligation to participate in any such Purchase Offer. For the avoidance of doubt, it is understood and agreed that the provisions of Sections 2.12, 2.14 and 9.05 will not apply to the purchases of Term Loans pursuant to Purchase Offers made pursuant to and in accordance with the provisions of this Section 2.19. The Auction Manager acting in its capacity as such hereunder shall be entitled to the benefits of the provisions of Article VIII and Section 9.04 to the same extent as if each reference therein to the “~~Agents~~agents ” were a reference to the Auction Manager, and the Administrative Agent shall cooperate with the Auction Manager as reasonably requested by the Auction Manager in order to enable it to perform its responsibilities and duties in connection with each Purchase Offer.

Section 2.20    MIRE Event. Notwithstanding anything to the contrary herein, the making, increasing, extension or renewal of any Loans pursuant to this Agreement (including any incremental credit facilities, but excluding any continuation or conversion of Borrowings) after the Closing Date shall be subject to flood insurance due diligence in accordance with Section 5.09(e)(i) and flood insurance compliance in accordance with Section 5.05 hereto.

Section 2.21    Illegality. If any Lender determines that any Requirement of Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender to maintain Loans whose interest is determined by reference to ~~the Eurodollar Rate~~Adjusted Term SOFR, or to determine or charge interest rates based upon ~~the Eurodollar Rate~~Adjusted Term SOFR, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, then, upon notice thereof by such Lender to the Borrower (through the Administrative Agent), (a) any obligation of such Lender to maintain or continue ~~Eurodollar Rate~~SOFR Loans or to convert ABR Loans to ~~Eurodollar Rate~~SOFR Loans shall be suspended, and (b) if such notice asserts the illegality of such Lender maintaining ABR Loans the interest rate on which is determined by reference to the ~~Eurodollar Rate~~SOFR component of the Alternate Base Rate, the interest rate on which ABR Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the ~~Eurodollar Rate~~SOFR component of the Alternate Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (i) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), convert all ~~Eurodollar Rate~~SOFR Loans of such Lender to ABR Loans (the interest rate on which ABR Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the ~~Eurodollar Rate~~SOFR component of the Alternate Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such ~~Eurodollar Rate~~SOFR Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such ~~Eurodollar Rate~~SOFR Loans and (ii) if such notice asserts the illegality of such Lender determining or charging interest rates based upon ~~the Eurodollar Rate~~Adjusted Term SOFR, the Administrative Agent shall during the period of such suspension compute the Alternate Base Rate applicable to such Lender without reference to the ~~Eurodollar Rate~~SOFR component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon ~~the Eurodollar Rate~~Adjusted Term SOFR. Upon any such conversion, the Borrower shall also pay accrued interest on the amount so converted.

ARTICLE III

Representations and Warranties

~~The~~Each of Intermediate Holdings and the Borrower represents and warrants to the Lenders that:

Section 3.01    Organization; Powers. Each Loan Party (i) is duly organized, validly existing and, if applicable, in good standing under the laws of the jurisdiction of its organization and (ii) has all requisite power and authority to carry on its business as now conducted and is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except, in the case of this clause (ii), where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

Section 3.02    Authorization; Enforceability. The Transactions (including the performance of the Loan Documents) are within the corporate or other organizational powers of the Loan Parties and have been duly authorized by all necessary corporate or other organizational action. This Agreement has been and each other Loan Document will be duly executed and delivered by each Loan Party party thereto. This Agreement constitutes, and each other Loan Document when executed and delivered will constitute, a legal, valid and binding obligation of each Loan Party party thereto, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights or remedies generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Section 3.03    Governmental Approvals; No Conflicts. The Transactions (including the performance of the Loan Documents) (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect or those which the failure to obtain would not be reasonably expected to result in a Material Adverse Effect and (ii) the filings referred to in Section 3.12, (b) will not violate (x) any applicable law or regulation or (y) the charter, by-laws or other organizational documents of the Borrower or any other Loan Party or any order of any Governmental Authority except where any such violation would not reasonably expected to result in a Material Adverse Effect, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any other Loan Party or its assets except as would not reasonably expected to result in a Material Adverse Effect, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Material Subsidiaries (other than any Permitted Lien).

Section 3.04    Financial Position.

(a)    The consolidated balance sheets of the Borrower and its Consolidated Subsidiaries as of December 31, 2017, and the related consolidated statements of income, cash flow and shareholders’ equity of the Borrower and its Consolidated Subsidiaries for the fiscal year then ended, copies of which have been furnished to each Lender, fairly present the financial condition of the Borrower and its Consolidated Subsidiaries as at such date and the consolidated results of the operations of the Borrower and its Consolidated Subsidiaries for the period ended on such date, all in accordance with in accordance with GAAP consistently applied throughout the period covered thereby.

(b)    The consolidated balance sheets of the Borrower and its Consolidated Subsidiaries as of March 31, 2018, and June 30, 2018, and the related consolidated statements of income, cash flow and shareholders’ equity of the Borrower and its Consolidated Subsidiaries for the fiscal quarter then ended, copies of which have been furnished to each Lender, fairly present the financial condition of the Borrower and its Consolidated Subsidiaries as at such date and the consolidated results of the operations of the Borrower and its Consolidated Subsidiaries for the period ended on such date, all in accordance with GAAP consistently applied throughout the period covered thereby.

Section 3.05    Properties; Flood Documentation.

(a)    Each of the Borrower and its Material Subsidiaries has good title to, or valid leasehold interests in, all of the Real Property and all its personal property material to its business, except for minor defects in title and Permitted Liens that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes or as, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(b)    Each of the Borrower and its Material Subsidiaries owns, or is validity licensed to use, all Intellectual Property used or held for use by such entities or necessary to operate their respective business as currently conducted and contemplated to be conducted, and the operation of their respective businesses by the Borrower and its Material Subsidiaries does not infringe upon or otherwise violate the rights of any other Person, except for any such Intellectual Property or infringements or violations that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(c)    As to all improved Mortgaged Properties, (i) the Administrative Agent has received the Flood Documentation with respect to such Mortgaged Property on or prior to the granting of such Mortgage thereon, and (ii) all flood hazard insurance policies required pursuant to Section 5.05 with respect to any such Mortgaged Property have been obtained and remain in full force and effect to the extent required by such Section 5.05.

Section 3.06    Litigation and Environmental Matters.

(a)    There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened in writing against or affecting the Borrower or any of its Restricted Subsidiaries (i) that would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) on the Closing Date, that would reasonably be expected to materially and adversely affect the legality, validity or enforceability of this Agreement or the Transactions.

(b)    Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, neither the Borrower nor any of its Restricted Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any Environmental Permit, (ii) has become subject to any liability under Environmental Law, (iii) has received written notice of any Environmental Action or (iv) knows of any basis reasonably likely to result in any liability under Environmental Law.

Section 3.07    Compliance with Laws and Agreements. Each of the Borrower and its Material Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except (a) in such instances in which such compliance (or failure to comply) is being contested in good faith by appropriate proceedings diligently conducted or (b) where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

Section 3.08    Investment Company Status; Margin Stock.

(a)    No Loan Party is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X.

(b)    Following application of the proceeds of each Loan to the Borrower, less than 25% of the value of the assets of the Borrower and its Consolidated Subsidiaries will consist of Margin Stock.

(c)    The Borrower is not principally engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

Section 3.09    Taxes. Each of the Borrower and its Material Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Material Subsidiary, as applicable, has set aside on its books adequate reserves in accordance with GAAP or (b) to the extent that the failure to do so would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect.

Section 3.10    ERISA.

(a)    Except to the extent that it could not reasonably be expected to have a Material Adverse Effect, each Plan is in compliance with the applicable provisions of ERISA, the Internal Revenue Code and other federal or state laws and each Plan that is intended to be a qualified plan under Section 401(a) of the Internal Revenue Code has received a favorable determination letter from the Internal Revenue Service to the effect that the form of such Plan is qualified under Section 401(a) of the Internal Revenue Code and the trust related thereto has been determined by the Internal Revenue Service to be exempt from federal income tax under Section 501(a) of the Internal Revenue Code, or an application for such a letter is currently being processed by the Internal Revenue Service. To the best knowledge of the Borrower, nothing has occurred that would prevent or cause the loss of such tax-qualified status, except to the extent that it could not reasonably be expected to have a Material Adverse Effect.

(b)    There are no pending or, to the best knowledge of the Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could be reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.

(c)    Except to the extent that it could not reasonably be expected to have a Material Adverse Effect, (i) no ERISA Event has occurred, and neither the Borrower nor any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan or Multiemployer Plan; (ii) the Borrower and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained; (iii) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Internal Revenue Code) is 60% or higher and neither the Borrower nor any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below 60% as of the most recent valuation date; (iv) neither the Borrower nor any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid; (v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; and (vi) no Pension Plan has been terminated by the plan administrator thereof nor by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan.

(d)    The assets of the Borrower are not and will not be deemed to include “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans.

Section 3.11    Disclosure.

(a)    Neither the Lender Presentation nor any of the other reports, financial statements, certificates or other written information furnished by or on behalf of the Borrower to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished), taken as a whole, contained any material misstatement of fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading as of the date furnished; provided that with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed by the Borrower to be reasonable at the time.

(b)    As of the Closing Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects.

Section 3.12    Liens; Security Interests in the Collateral.

(a)    The Security Agreement and the Pledge Agreement (and the other Collateral Documents, upon execution thereof will, to the extent required thereby) are effective to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a security interest in the Collateral described therein (subject to any limitations specified therein). When financing statements specified on Schedule 3.12 in appropriate form are filed in the offices specified on Schedule 3.12, the Administrative Agent shall have a perfected Lien on, and security interest in, all right, title and interest of the Loan Parties and the Specified Pledgors in such Collateral (subject to any limitations specified therein) to the extent perfection of such security interest can be perfected by the filing of a financing statement, as security for the Obligations, in each case prior and superior in right to any other Person (subject to Permitted Liens). Upon the taking of possession or control by the Administrative Agent of Collateral with respect to which a security interest may be perfected by possession or control, the Liens created by the Collateral Documents shall constitute first priority perfected Liens on, and security interests in, such Collateral (subject to Permitted Liens).

(b)    When the Security Agreement or an ancillary document thereunder is properly filed and recorded in the United States Patent and Trademark Office and the United States Copyright Office, and, with respect to Collateral in which a security interest cannot be perfected by such filings, upon the proper filing of the financing statements referred to in clause (a) above, the Administrative Agent (for the benefit of the Secured Parties) shall have a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties thereunder in the United States Intellectual Property included in the Collateral listed in such ancillary document (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a Lien on material registered trademarks and patents, trademark and patent applications and registered copyrights acquired by the Loan Parties after the Closing Date).

(c)    The Mortgages shall be effective to create in favor of the Administrative Agent (for the benefit of the Secured Parties) or, if so contemplated by the respective Mortgage, the Administrative Agent and the other Secured Parties, legal, valid and enforceable Liens on all of the Loan Parties’ rights, titles and interests in and to the Mortgaged Property thereunder and the proceeds thereof, and when such Mortgages are validly filed, registered or recorded in the proper real estate filing, registration or recording offices, and all required mortgage Taxes and recording and registration charges are duly paid, the Administrative Agent (for the benefit of the Secured Parties) shall have valid Liens with record or registered notice to third parties on all rights, titles and interests of the Loan Parties in such Mortgaged Property.

Section 3.13    No Change. Since December 31, 2017, there has been no material adverse change in the business, financial condition, results of operations or properties of the Borrower and its Restricted Subsidiaries, taken as a whole.

Section 3.14    Subsidiaries. (a) Schedule 3.14 sets forth, as of the Closing Date, (i) the name and jurisdiction of organization of each Subsidiary that is a Loan Party and each of its direct Subsidiaries, (ii) the name and jurisdiction of organization of each Subsidiary that is a Specified Pledgor and each of its direct Foreign Subsidiaries and (iii) as to each such Subsidiary and first tier Foreign Subsidiary, the number of each class of its Equity Interests authorized, the number outstanding, the number of shares covered by all outstanding options, warrants, rights of conversion or purchase and similar rights and the percentage of each class of Equity Interests owned by any Loan Party or Specified Pledgor on the Closing Date, (b) all Equity Interests of the Borrower and its Subsidiaries are duly and validly issued and are fully paid and, in the case of common stock of a corporation that is a Domestic Subsidiary or a first tier Foreign Subsidiary, non-assessable, and, as of the Closing Date, other than the Equity Interests of the Borrower and except as set forth in Schedule 3.14, are owned by the Borrower, directly or indirectly through Wholly Owned Subsidiaries, (c) each Loan Party is the record and beneficial owner of, and has good and marketable title to, the Equity Interests pledged by it under the Security Agreement, free of any and all Liens, except the security interest created by the Security Agreement and Permitted Liens, (d) each Specified Pledgor is the record and beneficial owner of, and has good and marketable title to, the Equity Interests pledged by it under the Pledge Agreement, free of any and all Liens, except the security interest created by the Pledge Agreement and Permitted Liens and (e) as of the Closing Date, no party other than the Borrower or its Subsidiaries owns any outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than directors and directors’ qualifying shares or similar nominal shares to the extent required under applicable legal requirements) of any nature relating to any Equity Interest of any of the Domestic Subsidiaries and the first tier Foreign Subsidiaries. No consent of any Person, including any other general or limited partner any other member of a limited liability company, any shareholder or any trust beneficiary, that has not been received is necessary in connection with the creation, perfection or first priority status (subject to Permitted Liens) of the security interest of the Administrative Agent in any Equity Interests pledged to the Administrative Agent for the benefit of the Secured Parties under the Security Agreement or the Pledge Agreement or the exercise by the Administrative Agent of the voting or other rights provided for in the Security Agreement or the Pledge Agreement or the exercise of remedies in respect thereof.

Section 3.15    Solvency. Immediately after the consummation of the Delta Merger Transactions ~~to occur on the Closing Date, including the making of each Loan to be made on the Closing Date and the application of the proceeds of such Loans~~, the Borrower and its Subsidiaries on a consolidated basis are Solvent.

Section 3.16    No Default. No Default or Event of Default has occurred and is continuing.

Section 3.17    OFAC. Neither the Borrower, nor any of its Subsidiaries, nor, to the knowledge of the Borrower and its Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity that is, or is owned or controlled by any Person that is (i) the target of any Sanctions, (ii) included on OFAC’s List of Specially Designated nationals, HMT’s Consolidated List of Financial Sanctions Targets and the Investment Ban List, or any similar list enforced by any other relevant sanctions authority or (iii) located, organized or resident in a Designated Jurisdiction.

Section 3.18    Anti-Corruption Laws. The Borrower and its Subsidiaries have conducted their businesses in compliance in all material respects with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions (collectively, “Anti-Corruption Laws”) and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.

Section 3.19    EEA Financial Institutions. No Loan Party is an EEA Financial Institution.

Section 3.20    Use of Proceeds. The Borrower ~~will use~~used the proceeds of the Existing Term B Loans to finance the Transactions, to pay fees and expenses in connection therewith, and for working capital and other general corporate purposes. The Borrower will use the proceeds of the Replacement Term Loans made (or deemed to be made) and the Incremental Term Loans made on the Amendment No. 1 Effective Date in accordance with the provisions of Amendment No. 1.

Section 3.21    Insurance. The Borrower and its Material Subsidiaries maintain, with financially sound and responsible insurance companies (which may include so-called captive insurance companies), such insurance against such risks as are customarily insured against by Persons engaged in similar businesses; provided that the Borrower and its Material Subsidiaries may self-insure to the same extent as such other Persons.

Section 3.22    USA PATRIOT Act. Borrower and each of its subsidiaries is in compliance with the applicable provisions of the USA PATRIOT Act in all material respects.

ARTICLE IV

Conditions

Section 4.01    Closing Date. The obligations of the Lenders to make the initial Loans hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

(a)    The Administrative Agent (or its counsel) shall have received (including by telecopy or email transmission) from each Loan Party party to the relevant Loan Document, a counterpart of this Agreement, the Guarantee Agreement, the Security Agreement, the Pledge Agreement and the ABL Intercreditor Agreement, in each case signed on behalf of such Loan Party.

(b)    The Administrative Agent shall have received a written opinion (addressed to the Administrative Agent and the Lenders as of the Closing Date and dated the Closing Date) of (i) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Borrower and certain of the Loan Parties and (ii) the local counsel identified on Schedule 4.01, in each case in form and substance reasonably satisfactory to the Administrative Agent.

(c)    The Administrative Agent shall have received (i) a certificate of the Secretary of each Loan Party certifying (x) copies attached thereto of the resolutions of the board of directors or other applicable authorizing body or Person of such Loan Party authorizing and empowering certain officers of such Loan Party to effect such borrowings or other transactions hereunder as such officers may deem necessary or desirable for proper corporate purposes, subject to the limitations set forth in such resolutions, (y) copies attached thereto of the Certificate of Incorporation and by-laws (or similar organizational documents) of such Loan Party and (z) the names and true signatures of the officers of such Loan Party executing this Agreement and the other documents to be executed and delivered by such Loan Party hereunder, substantially in the form of Exhibit E, and (ii) a certificate from the relevant Secretary of State dated a date reasonably close to the ~~date hereof~~Closing Date as to the good standing of and organizational documents filed by each Loan Party.

(d)    The Administrative Agent shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of the Borrower, confirming that (a) the representations and warranties contained in Article III are correct in all material respects on and as of the Closing Date and (b) as of the Closing Date, no Default or Event of Default has occurred and is continuing.

(e)    There shall have been delivered to the Administrative Agent an executed Perfection Certificate.

(f)    The Administrative Agent shall have received a solvency certificate in the form of Exhibit I, dated the Closing Date and signed by a Financial Officer of the Borrower.

(g)    Substantially concurrently with the funding of the Loans on the Closing Date, the Administrative Agent, the Lead Arrangers and the Lenders shall have received all reasonable accrued fees and other amounts due and payable on or prior to the Closing Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including the reasonable and documented fees of Cahill Gordon & Reindel LLP, legal counsel to the Administrative Agent, the Lead Arrangers and the Lenders) required to be reimbursed or paid by the Borrower hereunder.

(h)    (i) Since December 31, 2017, there has been no material adverse change in the business, financial condition, results of operations or properties of the Borrower and its Restricted Subsidiaries, taken as a whole and (ii) there shall exist no action, suit or proceeding (investigative, judicial or otherwise) against the Borrower or any of its Subsidiaries pending before any court or arbitrator or any governmental body, agency or official, or to the knowledge of the Borrower, threatened, that could reasonably be expected to have a Material Adverse Effect.

(i)    The Administrative Agent shall have received the results of a recent Lien search with respect to each Loan Party, and such search shall reveal no Liens on any of the assets of the Loan Parties except for Liens permitted by Section 6.05 or discharged on or prior to the Closing Date pursuant to documentation reasonably satisfactory to the Administrative Agent.

(j)    The Administrative Agent shall have received, to the extent required to be delivered to the Administrative Agent pursuant to the Security Agreement and/or the Pledge Agreement, the certificates representing the certificated Equity Interests pledged pursuant to the Security Agreement and/or the Pledge Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and all Debt owing to any Loan Party, other than Excluded Property, shall have been pledged or assigned for security purposes pursuant to the Collateral Documents and the Administrative Agent shall have received, to the extent required to be delivered to the Administrative Agent pursuant to the Security Agreement and/or the Pledge Agreement, instruments evidencing such Debt, endorsed in blank.

(k)    Each Uniform Commercial Code financing statement or other filing required by the Security Agreement shall be in proper form for filing.

(l)    (i) Each Loan Party shall have provided the documentation and other information requested by the Lenders that is required by authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the Act, in each case as requested at least five (5) Business Days prior to the Closing Date and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall have provided a Beneficial Ownership Certification in relation to the Borrower at least three (3) Business Days prior to the Closing Date.

(m)    The Administrative Agent shall have received an executed promissory note with respect to each Lender that requested such promissory note at least one Business Day prior to the Closing Date and in a form approved by the Administrative Agent.

(n)    The Borrower shall have paid as of the Closing Date immediately after giving effect thereto to the Administrative Agent for the account of each of the Lenders, an upfront fee as separately agreed.

(o)    Substantially concurrently with the funding of the Loans on the Closing Date, the debt securities tendered in connection with the Tender Offers on or prior to the Early Tender Date (as defined in the offering materials for the Tender Offers) and accepted for purchase by the Borrower will be repurchased by the Borrower pursuant to the Tender Offers.

(p)    The Administrative Agent shall have received an executed amendment to the ABL Credit Agreement in form and substance reasonably satisfactory to the Administrative Agent.

The Administrative Agent shall notify the Borrower and the Lenders of the Closing Date, and such notice shall be conclusive and binding.

Section 4.02    Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing (other than a continuation or conversion of an existing Borrowing) and any extension of credit pursuant to Section 2.02, 2.17 or 2.18 is subject to the satisfaction of the following conditions, subject to Section 1.08 with respect to Incremental Term Loans only:

(a)    The representations and warranties contained in this Agreement shall be true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality or Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects) on and as of the date of such Borrowing, except to the extent that any such representation and warranty relates to an earlier date (in which case such representation and warranty shall have been true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality or Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects) as of such earlier date); provided that in the case of any Incremental Facility used to finance a Limited Condition Transaction permitted hereunder, to the extent the Lenders participating in such Incremental Facility agree, this Section 4.02(a) shall require only the Specified Representations and customary “acquisition agreement representations” (i.e., those representations of the seller or target (as applicable) in the applicable acquisition agreement that are material to the interests of the Lenders and only to the extent that the Borrower or its applicable subsidiary has the right to terminate its obligations under the applicable acquisition agreement as a result of the failure of such representations to be accurate) be true and correct in all material respects (except, in the case of the Specified Representations, to the extent that any such representation and warranty is qualified by materiality or Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects).

(b)    At the time of and immediately after giving effect to such Borrowing, no Default or Event of Default shall have occurred and be continuing.

(c)    The Administrative Agent shall have received a Committed Loan Notice in accordance with Section 2.03.

Each Borrowing (other than a continuation or conversion of an existing Borrowing) shall be deemed to constitute a representation and warranty by the Borrower or other applicable Loan Party on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section.

ARTICLE V

Affirmative Covenants

Until the principal of and interest on each Loan, all fees payable hereunder and all other Obligations (other than contingent obligations not yet accrued and payable) shall have been paid in full and all Commitments have been terminated, Intermediate Holdings and the Borrower covenants and agrees with the Lenders that:

Section 5.01    Financial Statements; Other Information. The Borrower will furnish to the Administrative Agent (for delivery to the Lenders) and, in the case of clause (h), each requesting Lender:

(a)    within 120 days after the end of each fiscal year of the Borrower, including for the fiscal year ended on or around December 31, 2021 (or 150 days in the case of the fiscal year of the Borrower ended on or around December 31, 2022), but in no case earlier than when such report shall be required to be filed with the Commission, a copy of the Borrower’s Annual Report on Form 10 K filed with the Commission for such year, or any similar annual report required to be filed by the Borrower with the Commission (provided that if the Borrower shall no longer be required to so file with the Commission, the Borrower will nonetheless thereafter continue to furnish to the Lenders such financial statements ~~and related materials as would have comprised such filings, at such times as the Borrower would have otherwise delivered the same to the Commission~~), together with (x) customary management discussion and analysis of financial condition and results of operations and (y) an audit opinion by Deloitte & Touche LLP or other independent public accountants of recognized national standing with respect to the Borrower’s consolidated financial statements for such fiscal year (without a “going concern” or like qualification or exception (other than with respect to, or resulting from, an upcoming maturity date of Debt that is scheduled to occur within one year from the time such opinion is delivered or any potential inability to satisfy any financial maintenance covenant on a future date or in a future period) and without any qualification or exception as to the scope of such audit except as to the effectiveness of internal control over financial reporting with respect to any subsidiary acquired during such fiscal year in accordance with Regulation S-X under the Exchange Act, as interpreted by the implementation guidance of the U.S. Securities Exchange Commission) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated subsidiaries on a consolidated basis in accordance with GAAP consistently applied (except as approved by such accountants and disclosed therein);

(b)    within 60 days after the end of each of the first three quarters of each fiscal year of the Borrower, but in no case earlier than when such report shall be required to be filed with the Commission, a copy of the Borrower’s Quarterly Report on Form 10 Q filed with the Commission for such quarter, or any similar quarterly report required to be filed by the Borrower with the Commission (provided that if the Borrower shall no longer be required to so file with the Commission, the Borrower shall nonetheless thereafter continue to furnish to the Lenders such financial statements ~~and related materials as would have comprised such filings, at such times as the Borrower would have otherwise delivered the same to the Commission~~), together with customary management discussion and analysis of financial condition and results of operations;

(c)    not later than 120 days following the first day of each fiscal year of the Borrower, a forecast (including projected quarterly income and cash flow statements and annual balance sheets for the Borrower and its Subsidiaries on a consolidated basis) with appropriate principal assumptions upon which such forecast is based;

(d)    simultaneously with the delivery of the reports referred to in clauses (a) and (b) above, a certificate of a Responsible Officer of the Borrower (i) stating whether there exists on the date of such certificate any Default or Event of Default and setting forth the details thereof and the action which the Borrower is taking with respect thereto and (ii) in the case of certificates delivered simultaneously with the delivery of the reports referred to in clause (a) above, setting forth in reasonable detail the calculations for Excess Cash Flow for such period and Available Amount as of the end of such period;

(e)    promptly after the sending or filing thereof, copies of all reports which the Borrower sends to any of its security holders, and copies of all reports and registration statements (other than Form S-8 or any similar form) which the Borrower files with the Commission or any national securities exchange;

(f)    concurrently with the delivery of financial statements pursuant to clause (a) above, a Perfection Certificate Supplement (or a certificate confirming that there has been no change in information since the date of the Perfection Certificate or latest Perfection Certificate Supplement), signed by a Responsible Officer of the Borrower;

(g)    simultaneously with the delivery of the reports referred to in clauses (a) and (b) above, the related consolidating financial statements reflecting ~~adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such consolidated financial statements (or other~~any reconciliation reasonably acceptable to the Administrative Agent~~)~~;

(h)    promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act and the Beneficial Ownership Regulation; and

(i)    promptly following any reasonable request therefor, such other information regarding the operations, business affairs and financial position of the Borrower or any Restricted Subsidiary, or compliance with the terms of this Agreement, as the Administrative Agent (on its own behalf or at the request of any Lender) may reasonably request.

Documents required to be delivered pursuant to this Section 5.01 (to the extent any such documents are included in materials otherwise filed with the Commission) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 9.01; or (ii) on which such documents are posted on the Borrower’s behalf on the Platform (or such other Internet or intranet website, if any, to which each Lender and the Administrative Agent have access whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that (i) the Borrower shall deliver (including by electronic mail) paper copies of such documents to the Administrative Agent or any Lender upon its request to the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) the Borrower shall notify the Administrative Agent (by facsimile or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

Section 5.02    Notices of Material Events. The Borrower will furnish to the Administrative Agent for delivery to each Lender written notice of the following promptly following any Responsible Officer’s knowledge thereof:

(a)    the occurrence of any Default;

(b)    the institution of, or any adverse final judgment in, any litigation, arbitration proceeding or governmental proceeding which, in the Borrower’s judgment, would reasonably be expected to have a Material Adverse Effect; and

(c)    the occurrence of any ERISA Event that would reasonably be expected to have a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

Section 5.03    Existence; Conduct of Business. The Borrower will, and will cause each of its Material Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business except in each case (i) where the failure to do so would not reasonably be expected to result in a Material Adverse Effect or (ii) as such action is not prohibited under Sections 6.05 or 6.06 or pursuant to a Disposition not prohibited by the terms of this Agreement.

Section 5.04    Payment of Taxes. The Borrower will, and will cause each of its Restricted Subsidiaries to, pay its Tax liabilities that, if not paid, would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Restricted Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect.

Section 5.05    Maintenance of Properties; Insurance. The Borrower will, and will cause each of its Restricted Subsidiaries to:

(a)    Keep and maintain all property useful and necessary to the conduct of its business in good working order and condition, ordinary wear and tear excepted, except where the failure to do so would not have a Material Adverse Effect.

(b)    Maintain, with financially sound and reputable insurance companies (which may include so-called captive insurance companies), or in accordance with self-insurance policies to the extent as companies engaged in similar businesses, insurance (subject to customary deductibles and retentions) against such risks as are customarily insured against by companies engaged in the same or similar business as reasonably determined by the Borrower and cause the Administrative Agent to be listed as a lender’s loss payee or additional insured, as applicable, on the general and umbrella liability and property insurance (including business interruption) of the Borrower and the other

Loan Parties. Notwithstanding the foregoing, Borrower and the subsidiaries may (i) maintain all such insurance with any combination of primary and excess insurance, and (ii) maintain any or all such insurance pursuant to master or so-called “blanket policies” insuring any or all Collateral and/or other Real Property which does not constitute Collateral (and in such event the loss payee endorsement shall be limited or otherwise modified accordingly).

(c)    At the time of delivery of the applicable Mortgage (or such later date as may be agreed to by the Administrative Agent in its reasonable discretion), cause such property insurance policy with respect to the Mortgaged Property subject to such Mortgage to be endorsed or otherwise amended to include a “standard” lender’s loss payable mortgage endorsement, in form and substance reasonably satisfactory to the Administrative Agent; deliver a certificate of insurance with respect to such Mortgaged Property to the Administrative Agent; and deliver to the Administrative Agent, prior to or concurrently with the cancellation or nonrenewal of any such policy of insurance covered by this clause (c), a copy of a renewal or replacement (or other evidence of renewal of a policy previously delivered to the Administrative Agent) insurance certificate with respect thereto.

(d)    If any building or mobile home on an improved Mortgaged Property is at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area (each a “Special Flood Hazard Area”) with respect to which flood insurance has been made available under the Flood Insurance Laws, (i) maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and (ii) deliver to the Administrative Agent evidence of such compliance in form and substance reasonably acceptable to the Administrative Agent.

Section 5.06    Books and Records; Inspection Rights. The Borrower will, and will cause each of its Restricted Subsidiaries to, keep proper books of record and account in which full, true and correct entries in all material respects are made of all financial transactions of the Borrower and each such Restricted Subsidiary in accordance with generally accepted accounting principles. The Borrower will, and will cause each of its Restricted Subsidiaries to, upon reasonable notice from the Administrative Agent, permit any representatives designated by the Administrative Agent to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants all at such reasonable times during normal business hours as are mutually agreed by the Borrower and as often as reasonably requested, provided that such visits, inspections, examinations and discussions shall, so long as no Event of Default has occurred and is continuing, take place no more often than one time per fiscal year on a date to be determined by, and shall be coordinated by, the Borrower and the Administrative Agent; provided further, that the Administrative Agent shall have delivered a written request for such inspection to the Borrower prior to the date of any such inspection and that the information provided to the Lenders pursuant to this Section 5.06 shall be subject to the provisions of Section 9.13; provided further, that neither the Administrative Agent nor any of its representatives shall discuss the affairs of the Borrower with the Borrower’s independent accountants except in the presence of a Responsible Officer of the Borrower. Neither the Administrative Agent nor any Lender shall have any duty to any Loan Party to make any inspection, nor to share any results of any inspection, appraisal or report with any Loan Party. Notwithstanding anything to the contrary in this Section 5.06, none of the Borrower nor any of its Restricted Subsidiaries will be required to disclose, permit the inspection, examination or making of extracts, or discussion of, any documents, information or other matter that (i) in respect of which disclosure to the Administrative Agent is then prohibited by law, rule or regulation or any agreement binding on the Borrower or any of its Restricted Subsidiaries, as long as such agreement was not entered into in contemplation of or in connection with such inspection or (ii) in any of the Borrower or any of its Restricted Subsidiaries’ reasonable judgment, would compromise, or likely cause the Borrower or any Restricted Subsidiary of the Borrower to lose the benefit of protection in respect of, any attorney-client privilege, privilege afforded to attorney work product or similar privilege.

Section 5.07    Compliance with Laws. The Borrower will, and will cause each of its Restricted Subsidiaries to, comply in all material respects with all applicable laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

Section 5.08    Use of Proceeds. The proceeds of the Loans will be used only to finance the general corporate purposes of the Borrower and its Restricted Subsidiaries, including to fund the Transactions. No proceeds of any Loan will be used, directly or indirectly, or contributed or otherwise made available to any Subsidiary or other Person, in violation of Anti-Corruption Laws, or to fund any activities of or business with any individual or entity, or in any Designated Jurisdiction, that, at the time of such funding, is the target of Sanctions, or in any other manner that will result in a violation by a party to this Agreement or any of its Related Parties (including any individual or entity participating in the transaction, whether as Lender, Lead Arranger, Administrative Agent or otherwise) of Sanctions. The Borrower will use the proceeds of the Replacement Term Loans made (or deemed to be made) and the Incremental Term Loans made on the Amendment No. 1 Effective Date in accordance with the provisions of Amendment No. 1.

Section 5.09    Guarantors and Collateral.

(a)    Subject to the terms of the ABL Intercreditor Agreement and, with respect to any Material Real Property, clause (e) below, with respect to any property acquired after the Closing Date by any Loan Party (including, without limitation, any acquisition pursuant to an LLC Division) that is intended to be subject to the Lien created by any of the Collateral Documents but is not so subject, promptly (and in any event within 90 days after the acquisition thereof, or such longer period as may be agreed to the Administrative Agent in its sole discretion) (i) execute and deliver to the Administrative Agent such amendments or supplements to the relevant Collateral Documents or such other documents as the Administrative Agent shall deem necessary or advisable to grant to the Administrative Agent, for its benefit and for the benefit of the other Secured Parties, a Lien on such property subject to no Liens other than Permitted Liens and (ii) take all actions necessary to cause such Lien to be duly perfected to the extent required by such Collateral Document in accordance with all applicable requirements of law, including the filing of financing statements in such jurisdictions as may be reasonably requested by the Administrative Agent. The Borrower shall otherwise take such actions and execute and/or deliver to the Administrative Agent such documents as the Administrative Agent shall require to confirm the validity, perfection and priority of the Lien of the Collateral Documents on such after-acquired properties.

(b)    With respect to any Person that is or becomes a Domestic Subsidiary (including, without limitation, pursuant to an LLC Division) (other than (1) a Domestic Subsidiary of a Foreign Subsidiary that is a CFC, (2) a Domestic Subsidiary that owns (directly or through one or more entities that are disregarded for U.S. federal income tax purposes) no material assets other than Equity Interests in one or more Foreign Subsidiaries that are CFCs, (3) ~~an Unrestricted Subsidiary~~[reserved] or (4) any Domestic Subsidiary that is prohibited (but only for so long as such Domestic Subsidiary would be prohibited) by applicable law or by contractual obligations existing at the time of acquisition (but not entered into in contemplation thereof) from guaranteeing the Obligations or if guaranteeing the Obligations would require governmental (including regulatory) consent, approval, license or authorization unless in each case of clause (1), (2), (3) and (4), each Subsidiary is an obligor or guarantor under the ABL Credit Agreement) that is a Material Subsidiary after the Closing Date, (i) cause such new Domestic Subsidiary, promptly (and in any event within 90 days after such Person becomes a Material Subsidiary, or such longer period as may be agreed to by the Administrative Agent in its sole discretion) (A) to become a party to the Guarantee Agreement, (B)

to become a party to the Security Agreement and (C) to take all actions necessary or advisable in the opinion of the Administrative Agent to cause the Liens or security interests created by the Collateral Documents to be duly perfected to the extent required by such agreement in accordance with all applicable requirements of law, including the filing of financing statements in such jurisdictions as may be reasonably requested by the Administrative Agent and (ii) deliver to the Administrative Agent the certificates, if any, representing all of the Equity Interests of such Subsidiary (and those held by such Subsidiary in other Subsidiaries to the extent required by the Security Agreement), together with undated stock powers or other appropriate instruments of transfer executed and delivered in blank by a duly authorized officer of the holder(s) of such Equity Interests, and, to the extent required by the Security Agreement, all intercompany notes owing from such Subsidiary to any Loan Party together with instruments of transfer executed and delivered in blank by a duly authorized officer of such Loan Party.

(c)    With respect to any Person that becomes a Specified Pledgor or any Specified Pledgor that acquires Equity Interests of a first tier Foreign Subsidiary, within 90 days (x) if such Specified Pledgor is not party to the Pledge Agreement, cause such Specified Pledgor to execute a joinder agreement to the Pledge Agreement in substantially the form annexed thereto and (y) cause such Specified Pledgor to take all actions necessary or advisable to cause the Liens created by the Pledge Agreement to be duly perfected to the extent required by the Pledge Agreement.

(d)    For the avoidance of doubt and notwithstanding anything to the contrary in any of the Loan Documents, in no event shall any (i)(x) non-Wholly Owned Subsidiary or (y) newly-formed Subsidiary that is intended to be and becomes a non-Wholly Owned Subsidiary within 90 days of its formation, be required to become a Subsidiary Guarantor or party to the Security Agreement; and (ii) action in any non-U.S. jurisdiction or required by the laws of any non-U.S. jurisdiction be required in order to create any security interests in assets located or titled outside of the U.S. or to perfect such security interests (it being understood that there shall be no security agreements or pledge agreements governed under the laws of any non-U.S. jurisdiction).

(e)    With respect to any Closing Date Mortgaged Property, within one hundred twenty (120) days following the Closing Date (or such longer period as may be agreed to by the Administrative Agent in its reasonable discretion), and with respect to any Material Real Property acquired after the Closing Date, within one hundred twenty (120) days after such acquisition (but in no event prior to forty-five (45) days after the Borrower has given notice of such acquisition to the Administrative Agent and in no event prior to the Borrower receiving confirmation from the Administrative Agent that flood insurance due diligence and compliance in accordance with Section 5.09(e)(i) has been completed or such longer period as may be agreed to by the Administrative Agent in its reasonable discretion) or such later date as the Administrative Agent may agree to in its reasonable discretion), the Borrower shall, or shall cause the applicable Loan Party to, grant to the Administrative Agent a Mortgage on such Material Real Property, which Mortgage shall constitute valid and enforceable Liens on the applicable Loan Party’s right, title and interest in and to such Material Real Property, subject to no other Liens except Permitted Encumbrances, and record, register or file, the Mortgage in such manner and in such places as is required by law to establish the Liens in favor of the Administrative Agent (for the benefit of the Secured Parties) required to be granted pursuant to the Mortgages and pay, and cause each such Loan Party to pay, in full, all Taxes, fees and other charges required to be paid in connection with such recording, registration or filing of the Mortgages. Unless otherwise waived by the Administrative Agent or the applicable Lender (solely with respect to clause (i)(B) below), with respect to each such Mortgage, the Borrowers shall cause the following requirements to be satisfied with respect to such Mortgaged Property:

(i)    (A) the Administrative Agent shall have received with respect to each Mortgaged Property the Flood Documentation and (B) each Lender shall have received (through the Administrative Agent) any other reasonable documents or information reasonably requested by such Lender (through the Administrative Agent) to enable such Lender to comply, in the determination of the Administrative Agent, with any applicable Flood Insurance Laws and all applicable rules and regulations promulgated pursuant thereto;

(ii)    the Administrative Agent shall have received:

(A)    counterparts of each Mortgage to be entered into with respect to each such Mortgaged Property duly executed and delivered by the record owner of such Mortgaged Property and suitable for recording, registering or filing (together with any other forms or undertakings that are required or customary to effect such recording, registration or filing) in all filing, registration or recording offices that the Administrative Agent may reasonably deem necessary or desirable in order to create a valid and enforceable Lien subject to no other Liens except Permitted Encumbrances, at the time of filing, registration or recordation thereof, and

(B)    with respect to the Mortgage encumbering each such Mortgaged Property, opinions of local counsel regarding the enforceability of the Mortgages and such other matters customarily covered in real estate mortgage counsel opinions as the Administrative Agent may reasonably request, if and to the extent, and in such form, as local counsel customarily provides such opinions as to such other matters, and

(iii)    the Administrative Agent shall have received:

(A)    a policy or policies or marked up unconditional binder of title insurance (“Mortgage Policy”), in the amount of the book value of the respective Mortgaged Property, issued by a nationally recognized title insurance company (“Title Insurer”) insuring the Lien of each Mortgage as a valid first priority Lien on the Mortgaged Property described therein, free of any other Liens except Permitted Encumbrances, together with such customary endorsements, coinsurance and reinsurance as the Administrative Agent may reasonably request and which are available at commercially reasonable rates in the jurisdiction where the applicable Mortgaged Property is located (provided, however, that in lieu of a zoning endorsement, Administrative Agent shall accept a zoning report from a nationally recognized zoning report provider), and

(B)    either (x) a survey of each Mortgaged Property (including all improvements, easements and other customary matters thereon reasonably required by the Administrative Agent), as applicable, for which all necessary fees (where applicable) have been paid, which (A) complies in all material respects with the minimum detail requirements of the American Land Title Association and American Congress of Surveying and Mapping as such requirements are in effect on the date of preparation of such survey and (B) is sufficient for such Title Insurer to remove all standard survey exceptions from the title insurance policy relating to such Mortgaged Property or otherwise reasonably acceptable to the Administrative Agent; provided, however, that so long as the Title Insurer shall accept the same to eliminate the standard survey exceptions from such policy or policies, in lieu of a new or revised survey Borrowers may provide a “no material change” affidavit with respect to any prior survey for the respective Mortgaged Property (which prior survey otherwise substantially complies with the foregoing survey requirements), or (y) if Borrower so elects, an ExpressMap (each of (x) and (y), a “Survey”).

Section 5.10    Further Assurances. Promptly upon the reasonable request by the Administrative Agent, the Borrower shall, and shall cause the Subsidiary Guarantors to, (a) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Loan Document, and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent may reasonably require from time to time in order to (i) carry out the purposes of the Loan Documents, (ii) to the fullest extent permitted by applicable law, subject any Loan Party’s assets, including Equity Interests to the Liens granted by the Security Agreement and the other Collateral Documents to the extent required thereunder and (iii) except as otherwise contemplated by the Collateral Documents, perfect and maintain the validity, effectiveness and priority (subject to the terms of the ABL Intercreditor Agreement) of the Collateral Documents and any of the Liens created thereunder. Upon the exercise by the Administrative Agent of any power, right, privilege or remedy pursuant to any Loan Document which requires any consent, approval, registration, qualification or authorization of any Governmental Authority, execute and deliver all applications, certifications, instruments and other documents and papers that the Administrative Agent may reasonably require. If requested by the Administrative Agent or any Lender, the Borrower will, and will cause each of its Subsidiary Guarantors to cooperate with and provide any information necessary for the Administrative Agent or such Lender, as the case may be, to conduct its flood due diligence and flood insurance compliance.

Section 5.11    Information Regarding Collateral and Loan Documents. The Borrower shall not and shall not permit any other Loan Party or Specified Pledgor to effect any change in (i) such Loan Party’s or Specified Pledgor’s legal name, (ii) the location of such Loan Party’s or Specified Pledgor’s chief executive office, (iii) such Loan Party’s or Specified Pledgor’s identity or organizational structure, (iv) such Loan Party’s or Specified Pledgor’s Federal Taxpayer Identification Number or organizational identification number, if any, or (v) such Loan Party’s or Specified Pledgor’s jurisdiction of organization (in each case, including by merging with or into any other entity, reorganizing, dissolving, liquidating, reorganizing or organizing in any other jurisdiction), until (A) it shall have given the Administrative Agent not less than 10 days’ prior written notice (in a form bearing the signature of a Responsible Officer), or such lesser notice period agreed to by the Administrative Agent, of its intention so to do, clearly describing such change and providing such other information in connection therewith as the Administrative Agent may reasonably request and (B) it shall have taken all action reasonably satisfactory to the Administrative Agent to maintain the perfection and priority of the security interest of the Administrative Agent for the benefit of the Secured Parties in the Collateral, if applicable. Each Loan Party agrees to promptly provide the Administrative Agent with certified organization documents reflecting any of the changes described in the preceding sentence.

Section 5.12    Conference Calls. The Borrower shall, within 10 days (or such later date as the Administrative Agent may agree in its reasonable discretion) after the date of the delivery of the quarterly and annual financial information pursuant to clause (a) or (b) of Section 5.01, hold a conference call or teleconference, at a time selected by the Borrower and reasonably acceptable to the Administrative Agent, with all of the Lenders that choose to participate, to review the financial results of the previous fiscal quarter or year, as the case may be, of the Borrower (it being understood that any such call may be combined with any similar call held for any of the Borrower’s other lenders or security holders); provided, however, that the Borrower shall not be required to hold a conference call or teleconference with respect to the fiscal year ended December 31, 2021.

Section 5.13    Ratings. The Borrower shall use commercially reasonable efforts to obtain and to maintain public ratings from Moody’s and S&P for the Term Loans; provided, however, that the Borrower shall not be required to obtain or maintain any specific rating.

Section 5.14    Post-Closing Requirements.

(a)    Within 30 days following the Closing Date (or such longer period as may be agreed to by the Administrative Agent in its reasonable discretion), the Borrower shall deliver insurance certificates and endorsements contemplated by Section 5.05(b), in form and substance reasonably satisfactory to the Administrative Agent.

(b)    Within 20 Business Days following the Closing Date (or such longer period as may be agreed to by the Administrative Agent in its reasonable discretion), the applicable Loan Parties shall, to the extent required under the Security Agreement, enter into new, or amend existing, Deposit Account Control Agreements (as defined in the Security Agreement) and Securities Account Control Agreements (as defined in the Security Agreement) in form and substance reasonably satisfactory to the Administrative Agent.

(c)    Within 30 days following the Closing Date (or such longer period as may be agreed to by the Administrative Agent in its reasonable discretion), (x) the Administrative Agent shall have received certified copies of UCC lien searches in such jurisdictions requested by the Administrative Agent, listing all effective financing statements that name Chicago Delivery Inc., Courier Advisory Group, Inc., Courier Logistics Services, LLC, Courier Corporation, Esselte Corporation, Esselte Newco, Inc., United Express System, Inc., and Valid USA, Inc., as debtor and (y) the Borrower will take such actions as may be reasonably requested by the Administrative Agent based on the results of the searches described in clause (x) above.

(d)    Within 10 Business Days following the Closing Date (or such longer period as may be agreed to by the Administrative Agent in its reasonable discretion), the Administrative Agent shall have received (x) all certificates, agreements or instruments representing or evidencing the Specified LLC Equity Interests (as defined in the Security Agreement) in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank, to the extent such Specified LLC Equity Interests are represented or evidenced by any such certificates, agreements or instruments and (y) a Pledge Amendment (as defined in the Security Agreement) with respect to the Specified LLC Equity Interests, which Pledge Amendment shall be deemed to supplement Schedule 9(a) of the Perfection Certificate and Schedule 1 of the Security Agreement with respect to the Specified LLC Equity Interests.

(e)    Within 10 Business Days following the Closing Date (or such longer period as may be agreed to by the Administrative Agent in its reasonable discretion), the instrument described below shall have been properly endorsed, assigned and delivered to the Revolving Credit Collateral Agent (as defined in the ABL Intercreditor Agreement), accompanied by instruments of transfer or assignment duly executed in blank:

Issuer	Borrower	Amount	Date of Issuance	Interest Rate	Maturity Date
RR Donnelley & Sons Company	TMC SUPPLY CHAIN SOLUTIONS	$5,441,390.00	9/18/17	0%	1/1/27

ARTICLE VI

Negative Covenants

Until the principal of and interest on each Loan, all fees payable hereunder and all other Obligations (other than contingent obligations not yet accrued and payable) shall have been paid in full and all Commitments have been terminated, the Borrower (and, with respect to Section 6.12, Intermediate Holdings) covenants and agrees with the Lenders that:

Section 6.01    Debt. The Borrower will not, and will not permit any Restricted Subsidiary to, create or suffer to exist any Debt other than:

(a)    (i) Debt under the Loan Documents and (ii) Debt incurred pursuant to the ABL Credit Agreement and the related credit documents in an aggregate principal amount not to exceed $800,000,000, and, in the case of this clause (ii), to the extent constituting Debt, any Secured Cash Management Obligations (other than in respect of letters of credit or indebtedness for borrowed money) and any Secured Hedge Obligations (in each case, as defined in the ABL Credit Agreement) secured by the Collateral securing the obligations under the ABL Credit Agreement pursuant to the ABL Loan Documents, and any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of the Debt referred to in this clause (ii) that meets the definition of Permitted Refinancing (it being understood that if the amount of any Debt is increased in connection with any extension, renewal or replacement, the amount permitted as a Permitted Refinancing shall be permitted under this clause (a)(ii) and the amount above the amount permitted as a Permitted Refinancing shall be permitted if permitted under another clause of this Section 6.01);

(b)    Debt issued and outstanding or available under existing lines of credit or other facilities on the Closing Date so long as such Debt is listed on Schedule 6.01 hereto, and any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part thereof that meets the definition of Permitted Refinancing (it being understood that if the amount of any Debt is increased in connection with any extension, renewal or replacement, the amount permitted as a Permitted Refinancing shall be permitted under this clause (b) and the amount above the amount permitted as a Permitted Refinancing shall be permitted if permitted under another clause of this Section 6.01);

(c)    Debt (i) among Loan Parties, (ii) from a Restricted Subsidiary that is not a Loan Party owing to a Loan Party to the extent permitted by Section 6.02, or (iii) among Restricted Subsidiaries that are not Loan Parties;

(d)    cash management obligations and Debt incurred in respect of netting services, overdraft protection and similar arrangements;

(e)    Debt of a Person that existed at the time such Person is acquired and becomes a Restricted Subsidiary of the Borrower or Debt of a Person that existed at the time such Person is merged or consolidated with a Restricted Subsidiary or Debt acquired by a Restricted Subsidiary in connection with an Asset Acquisition, in each case, to the extent such Debt was not created in contemplation of such acquisition, merger or consolidation and is not secured by any assets other than those acquired so long as ~~(i)~~ on a Pro Forma Basis after giving effect thereto, the Total Leverage Ratio does not exceed ~~5.00~~2.60 to 1.00 ~~and (ii) all such Debt outstanding pursuant to this clause (e) incurred by a Restricted Subsidiary that is not a Subsidiary Guarantor shall not exceed $100,000,000 in the aggregate at any time~~;

(f)    any earn-out obligation that comprises a portion of the consideration for an acquisition or Debt consisting of obligations under deferred compensation or other similar arrangements incurred in connection with an acquisition;

(g)    capital lease obligations and purchase money obligations for the purchase of goods on ordinary trade terms, fixed assets or capital assets so long as all such Debt outstanding pursuant to this clause (g) shall not exceed $50,000,000 in the aggregate at any time;

(h)    Guarantees with respect to Debt of Loan Parties permitted under this Section 6.01, but, in the case of any Guarantee by any Restricted Subsidiary of Debt of the Borrower, other than Debt incurred by the Borrower pursuant to clauses (b), (e) or (k)(i) of this Section 6.01;

(i)    Debt at Restricted Subsidiaries that are not Subsidiary Guarantors, so long as all Debt outstanding pursuant to this clause (i) shall not exceed ~~$150,000,000~~ in the aggregate (x) $75,000,000, if the Total Leverage Ratio is greater than 2.60 to 1.00 or (y) $100,000,000, if the Total Leverage Ratio is equal to or less than 2.60 to 1.00;

(j)    other Debt in the aggregate not to exceed $~~100,000,000~~80,000,000 ;

(k)    additional Debt so long as on a Pro Forma Basis after giving effect to such transaction, (i) in the case of unsecured Debt of the Borrower that is not Guaranteed by any Subsidiary of the Borrower, the Total Leverage Ratio is ~~5.00~~3.60 to 1.00 or less, (ii) in the case of First Priority Debt of the Borrower or any Restricted Subsidiary, the First Priority Debt Leverage Ratio is ~~2.00~~1.90 to 1.00 or less and (iii) in the case of Priority Debt that is not First Priority Debt, the Priority Debt Leverage Ratio is ~~3.00~~1.90 to 1.00 or less; provided that all such Debt (other than Debt incurred by a Restricted Subsidiary that is not a Subsidiary Guarantor) shall not mature prior to the Latest Maturity Date in effect at the time such Debt is incurred and shall not have a Weighted Average Life to Maturity shorter than the Weighted Average Life to Maturity of the Term Loans at the time such Debt is incurred; provided~~,~~ further~~,~~ that ~~all such Debt outstanding pursuant to this clause (k) incurred by a Restricted Subsidiary that is not a Subsidiary Guarantor shall not exceed $150,000,000 in the aggregate at any time;~~, notwithstanding anything to the contrary in this clause (k), including compliance with the applicable First Priority Debt Leverage Ratio and the Priority Debt Leverage Ratio level set forth hereunder, the 2022 Incremental Term Loans may be incurred on the Amendment No. 1 Effective Date.

(l)    Debt of a Restricted Subsidiary that is a joint venture so long as all Debt outstanding pursuant to this clause (l) shall not exceed $75,000,000 in the aggregate;

(m)    Incremental Equivalent Debt in an amount not to exceed, when taken together with all other Incremental Equivalent Debt and Incremental Facilities, the Incremental Amount, and any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part thereof that meets the definition of Permitted Refinancing (it being understood that if the amount of any Debt is increased in connection with any extension, renewal or replacement, the amount permitted as a Permitted Refinancing shall be permitted under this clause (m) and the amount above the amount permitted as a Permitted Refinancing shall be permitted if permitted under another clause of this Section 6.01);

(n)    Debt in respect of bid, performance, surety bonds or completion bonds issued for the account of the Borrower or any Restricted Subsidiary in the ordinary course of business, including guarantees or obligations of the Borrower or any Restricted Subsidiary with respect to letters of credit supporting such bid, performance, surety or completion obligations; ~~and~~

(o)    Hedging Obligations under Swap Contracts entered into for non-speculative purposes~~.~~; and

(p)    the Delta Merger Financing, the Delta Merger CoC Financing and any other Debt incurred in connection with or relating to the Delta Merger Transactions and any refinancing Debt in respect thereof.

Notwithstanding anything else herein to the contrary, Debt at Restricted Subsidiaries that are not Loan Parties shall (other than with respect to Debt permitted pursuant to Sections 6.01(c)(ii) and (c)(iii)) not exceed, at any one time outstanding, in the aggregate (x) $75,000,000, if the Total Leverage Ratio is greater than 2.60 to 1.00 or (y) $100,000,000, if the Total Leverage Ratio is equal to or less than 2.60 to 1.00.

Section 6.02    Investments. The Borrower shall not, and shall not permit any of its Restricted Subsidiaries to, make or hold any Investments, except:

(a)    Investments in cash and Permitted Investments;

(b)    Investments by the Borrower and its Restricted Subsidiaries outstanding on the Closing Date and listed on Schedule 6.02 hereto and any modification or replacement thereof not involving an increase in the aggregate amount of such Investments as of the Closing Date (it being understood that if the amount of any Investment is increased in connection with any modification or replacement, the amount outstanding on the Closing Date shall be permitted under this clause (b)(i) and the increased amount shall be permitted if permitted under another clause or sub-clause of this Section 6.02);

(c)    Investments in current assets, including extensions of credit in the nature of accounts receivable or notes receivable and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors in the ordinary course of business;

(d)    Guarantees permitted by Section 6.01;

(e)    Permitted Acquisitions;

(f)    Investments (i) by the Borrower in any Subsidiary Guarantor, (ii) by any Subsidiary Guarantor in the Borrower, (iii) by a Subsidiary Guarantor in another Subsidiary Guarantor, (iv) by a Restricted Subsidiary that is not a Loan Party in another Restricted Subsidiary (including a Loan Party to the extent any Debt of a Loan Party is subordinated to the Secured Obligations pursuant to a global intercompany note), and (v) not exceeding $100,000,000 in the aggregate at any time from the Borrower or a Subsidiary Guarantor in a Restricted Subsidiary that is not a Subsidiary Guarantor;

(g)    Investments in an amount not to exceed the portion of the Available Amount on the date of such election that the Borrower elects to apply to this Section 6.02(g); provided that after giving effect thereto no Event of Default shall have occurred and be continuing;

(h)    loans and advances to directors, employees and officers of the Borrower or any Restricted Subsidiary in the ordinary course of business (including for travel, entertainment and relocation expenses) in an aggregate principal amount for the Borrower and its Restricted Subsidiaries not to exceed $10,000,000 at any one time outstanding;

(i)    Investments to the extent that payment for such Investments is made with Qualified Equity Interests of the Borrower; provided that the issuance of such Equity Interests are not included in any determination of the Available Amount;

(j)    Investments arising out of the receipt by the Borrower or a Restricted Subsidiary of non-cash consideration for the sale of assets not prohibited by the terms of this Agreement; ~~and~~

(k)    other Investments not to exceed $~~150,000,000~~125,000,000 in the aggregate at any time outstanding~~.~~; and

(l)     any Investments in connection with or relating to the Delta Merger Transactions.

Section 6.03    Restricted Payments. The Borrower shall not, and shall not permit any of its Restricted Subsidiaries to, declare or make, directly or indirectly, any Restricted Payment, other than, in each case:

(a)    the payment by the Borrower or any Restricted Subsidiary of any dividend or the consummation of any irrevocable redemption within 60 days after the date of declaration thereof or giving the notice of the redemption, if on the date of declaration or notice the payment would have complied with this Section 6.03 (assuming, in the case of redemption, the giving of the notice would have been deemed to be a Restricted Payment at such time and such deemed Restricted Payment would have been permitted at such time); provided that any Restricted Payment pursuant to this clause (a) shall be deemed to have utilized capacity under the exception that such Restricted Payment would have been permitted to have been made in reliance of at the time of declaration or notice of redemption, as applicable;

(b)    a Restricted Subsidiary may make a dividend or distribution (A) to the Borrower or another Restricted Subsidiary (and, in the case of a Restricted Subsidiary that is not a Wholly Owned Subsidiary, to each owner of Equity Interests of such Restricted Subsidiary such that the Borrower or Restricted Subsidiary receives at least its pro rata share of such dividend or distribution) or (B) to the extent required by applicable law, regulation or order, any other Person;

(c)    the Borrower or a Restricted Subsidiary may declare and pay dividends and other payments solely in Qualified Equity Interests of the Borrower or redeem any of its Equity Interests in exchange for, or out of the proceeds of the substantially concurrent issuance and sale of, Qualified Equity Interests of the Borrower or through accretion or accumulation of such dividends on such Equity Interests; provided that the issuance of such Equity Interests are not included in any determination of the Available Amount;

(d)    the Borrower or any Restricted Subsidiary may, in the ordinary course of business, (x) repurchase its equity interests owned by retiring directors, officers or employees of the Borrower and (y) make payments to directors, officers or employees of the Borrower or any of its Restricted Subsidiaries upon termination of employment in connection with the exercise of stock options, stock appreciation rights or similar equity or equity-based incentives pursuant to management or other incentive plans or in connection with the death or disability of such employees;

(e)    the Borrower or any Restricted Subsidiary may, in the ordinary course of business, repurchase restricted equity interests of the Borrower issued as compensation to officers, directors and employees upon the vesting of such restricted equity interests if the Fair Market Value of such repurchased equity interests represent an amount equal to the tax withholding obligations of such officers, directors and employees that result from the vesting of such restricted equity interests;

(f)    any Restricted Payment made out of the net cash proceeds of the substantially concurrent sale of, or made by exchange for, Qualified Equity Interests or Junior Debt of the same payment and lien priority of any Junior Debt being prepaid or exchanged therefor pursuant to this clause (f) of the Borrower (other than Qualified Equity Interests issued or sold to a Restricted Subsidiary of the Borrower or an employee stock ownership plan or to a trust established by the

Borrower or any of its Restricted Subsidiaries for the benefit of their employees) or a substantially concurrent cash capital contribution received by the Borrower from its stockholders; provided that such net cash proceeds are not included in any determination of the Available Amount;

(g)    payments or distributions to dissenting stockholders of a Person acquired by the Borrower or a Restricted Subsidiary pursuant to an Asset Acquisition permitted by Section 6.02;

(h)    Restricted Payments in the form of ~~quarterly dividend payments on the Borrower’s common stock not to exceed $0.03 per share; provided that after giving effect thereto no Event of Default shall have occurred and be continuing;~~payment by the Borrower of, or loans, advances, dividends or distributions by the Borrower to any Parent Entity to pay, dividends on the common stock or equity of the Borrower or any Parent Entity following a public offering of such common stock or equity after the Delta Merger Closing Date in an amount not to exceed in any fiscal year 6% of the net cash proceeds received by the Borrower (whether directly, or indirectly through a contribution to common equity capital by any Parent Entity) in or from such public offering;

(i)    the Borrower may make other Restricted Payments of $~~60,000,000~~50,000,000 in the aggregate, subject to no Event of Default immediately before and immediately after giving pro forma effect thereto;

(j)    Restricted Payments in an amount not to exceed the portion of the Available Amount on the date of such election that the Borrower elects to apply to this Section 6.03(j); provided that after giving effect thereto on a Pro Forma Basis (i) no Event of Default shall have occurred and be continuing and (ii) the Total Leverage Ratio is equal to or less than ~~4.70~~2.60 to 1.00;

(k)    the Borrower may consummate the Tender Offers; ~~and~~

(l)    the Borrower may make Junior Debt Restricted Payments in respect of the Inside Maturity Notes~~.~~; provided such payment is made within six months of the applicable maturity date of such Inside Maturity Notes;

(m)     the Borrower may make Restricted Payments in connection with or related to the Delta Merger Transactions;

(n)     payments made to any Parent Entity to allow any Parent Entity to pay (i) administrative expenses and corporate overhead, franchise fees and customary director fees, (ii) premiums and deductibles in respect of directors and officers insurance policies and umbrella excess insurance policies obtained from third-party insurers and indemnities for the benefit of its directors, officers and employees and (iii) reasonable fees and expenses incurred in connection with any debt or equity offering or any acquisition or strategic transaction by any Parent Entity;

(o)     so long as no Event of Default has occurred and is continuing, the payment of management fees not to exceed $3,000,000 in the aggregate in any fiscal year; and

(p)     (i) if the Borrower or any of its Restricted Subsidiaries is a member of a group filing a consolidated, combined, or unitary federal (and, as applicable, state or local) income tax return with any Parent Entity, to allow any Parent Entity to pay federal, state and local income taxes in respect of the income of Borrower or its Restricted Subsidiaries; provided that the maximum distributions by Borrower to any Parent Entity under this Section 6.03(p) shall not exceed the federal, state and local income taxes for which the Borrower would be liable if it did not file as a consolidated, combined, or unitary income tax return with any Parent Entity and (ii) to allow any Parent Entity to pay franchise and excise taxes, fees and other similar taxes and expenses, in each case, required to maintain its existence.

Section 6.04    Burdensome Agreements. The Borrower shall not, nor shall it permit its Material Subsidiaries to, enter into, or permit to exist, any consensual Contractual Obligation that (a) encumbers or restricts the ability of such Material Subsidiary to (i) make dividends or distributions to the Borrower, (ii) pay any Debt or other obligation owed to the Borrower, (iii) make loans or advances to the Borrower or (iv) transfer any of its property to the Borrower or (b) encumbers or restricts the ability of the Borrower or such Material Subsidiary to pledge its property pursuant to the Loan Documents or any renewals, refinancings, exchanges, refundings or extensions thereof (other than pursuant to the ABL Intercreditor Agreement), except, in each case, those (1) existing under (x) the Loan Documents and any other agreement in effect on the Closing Date and (y) the ABL Credit Agreement and the other ABL Loan Documents, and in each case any amendments, modifications, restatements, renewals, extensions, supplements, refundings, replacements or refinancings thereof, provided that the encumbrances and restrictions in any such amendments, modifications, restatements, renewals, extensions, supplements, refundings, replacements or refinancings are not materially more restrictive, taken as a whole, than those contained in such existing agreement, (2) existing under, by reason of, or with respect to, applicable law, rule, regulation or order, (3) with respect to any Person or the property or assets of a Person acquired by the Borrower or any Material Subsidiary existing at the time of such acquisition and not incurred in connection with or in contemplation of such acquisition and any amendments, modifications, restatements, renewals, extensions, supplements, refundings, replacements or refinancings thereof, provided that the encumbrances or restrictions in any such amendments, modifications, restatements, renewals, extensions, supplements, refundings, replacements, or refinancings are not materially more restrictive, taken as a whole, than those in effect at the time of the acquisition, (4) that restrict in a customary manner the subletting, assignment or transfer of any property or asset that is subject to a lease, license, conveyance or contract or are customary provisions restricting the subletting or assignment thereof, (5) existing by virtue of any transfer of, agreement to transfer, option or right with respect to, or Lien on, any property or assets of the Borrower or any Material Subsidiary not otherwise prohibited by the Loan Documents, (6) arising or agreed to in the ordinary course of business, not relating to any Debt, and that do not, individually or in the aggregate, materially detract from the value of any property or assets of the Borrower or any Material Subsidiary, (7) existing under, by reason of or with respect to any agreement for the sale or other disposition of all or substantially all of the capital stock of, or property and assets of, a Material Subsidiary that restrict distributions by that Material Subsidiary pending such sale or other disposition, (8) existing under, by reason of, or with respect to, customary supermajority voting provisions and customary provisions with respect to the disposition or distribution of assets or property, in each case contained in joint venture, partnership or limited liability company agreements, (9) restrictions on cash or other deposits or net worth imposed by customers or lessors or required by insurance, surety or bonding companies, in each case, under contracts, leases or other agreements entered into in the ordinary course of business, (10) with respect to any Lien that is permitted to be incurred pursuant to Section 6.05, and (11) encumbrances or restrictions contained in the documents governing any Debt or other instrument or agreement entered into after the Closing Date that, as determined by the Borrower, will not materially adversely affect the Borrower’s ability to make payments on the Loans.

Section 6.05    Liens. The Borrower shall not create, incur, assume or suffer to exist, or permit any of its Restricted Subsidiaries to create, incur, assume or suffer to exist, any Lien, upon or with respect to any of its properties or assets, whether now owned or hereafter acquired, in each case to secure any Debt of any Person or entity, other than the following:

(a)    Liens existing on the Closing Date and listed on Schedule 6.05 hereto;

(b)    Liens arising in connection with the obligations of the Borrower or any Restricted Subsidiary under industrial revenue bonds;

(c)    Liens on assets of a Restricted Subsidiary of a Loan Party to secure Debt of such Restricted Subsidiary to any Loan Party;

(d)    purchase money Liens claimed by sellers of goods on ordinary trade terms provided that no financing statement has been filed to perfect such Liens, and provided that no such Lien shall extend to assets of any character other than the goods being acquired;

(e)    Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by such Person in the ordinary course of business not prohibited by this Agreement;

(f)    Liens securing Debt or other obligations on property of a Person that becomes a Restricted Subsidiary of the Borrower or of any of its Restricted Subsidiaries after the ~~date hereof~~Closing Date in accordance with Section 6.02 and existing at the time such corporation is merged or consolidated with the Borrower or any Restricted Subsidiary, at the time such corporation or firm (or division thereof) becomes a Restricted Subsidiary of the Borrower or any of its Restricted Subsidiaries, or at the time of a sale, lease or other disposition of the properties of a corporation or a firm (or division thereof) as an entirety or substantially as an entirety to the Borrower or a Restricted Subsidiary, provided that such Liens were not created in contemplation of such merger, consolidation, acquisition, sale, lease or disposition and do not extend to assets other than those of the Person merged into or consolidated with the Borrower or such Restricted Subsidiary or acquired by the Borrower or such Restricted Subsidiary and such Debt was permitted by Section 6.01(e); provided that such Liens, with respect to ABL Collateral only, are expressly made junior to the Liens in favor of the Administrative Agent;

(g)    Liens on life insurance policies owned by the Borrower or any Restricted Subsidiary, securing Insurance Policy Debt;

(h)    (i) pledges or deposits by such Person under workers’ compensation laws, unemployment insurance laws or other social security legislation, and deposits securing liability to insurance carriers under related insurance or self-insurance arrangements, (ii) Liens incurred in the ordinary course of business securing insurance premiums or reimbursement obligations under insurance policies related to the items specified in the foregoing clause (i), or (iii) obligations in respect of letters of credit or bank guarantees that have been posted by such Person to support the payment of the items set forth in clauses (i) and (ii) of this clause (h);

(i)    (i) deposits to secure the performance of bids, tenders, contracts (other than for borrowed money) or leases to which such Person is a party, (ii) deposits to secure public or statutory obligations of such Person, surety and appeal bonds, performance bonds and other obligations of a like nature, (iii) deposits as security for contested taxes, import duties or the payment of rent, and (iv) obligations in respect of letters of credit or bank guarantees that have been posted by such Person to support the payment of items set forth in clauses (i) and (ii) of this clause (i);

(j)    Liens consisting of pledges or deposits of cash or securities made by such Person as a condition to obtaining or maintaining any licenses issued to it by, or to satisfy other similar requirements of, any applicable Governmental Authority;

(k)    Liens imposed by law, such as (i) carriers’, warehousemen’s and mechanics’ materialmen’s, landlords’, or repairmen’s Liens, or (ii) other like Liens arising in the ordinary course of business securing obligations which are not overdue by more than 60 days or which if more than 60 days overdue, the period of grace, if any, related thereto has not expired or which are being contested in good faith by appropriate proceedings;

(l)    Liens arising out of judgments or awards not constituting an Event of Default;

(m)    Liens for property taxes not yet due and payable or which are being contested in good faith and by appropriate proceedings and as to which appropriate reserves are being maintained to the extent required in accordance with GAAP;

(n)    survey exceptions, encumbrances, easements or reservations of, or rights of others for rights of way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or other restrictions or encumbrances as to the use of real properties or Liens incidental to the conduct of the business of such Person or to the ownership of its properties which do not in the aggregate materially impair their use in the ordinary operation of the business of such Person;

(o)    Liens arising in the ordinary course of business by virtue of any contractual, statutory or common law provision relating to banker’s Liens, rights of set-off or similar rights and remedies covering deposit or securities accounts (including funds or other assets credited thereto and pooling and netting arrangements) or other funds maintained with a depository institution or securities intermediary;

(p)    any zoning, building or similar laws or rights reserved to or vested in any Governmental Authority;

(q)    Liens arising from precautionary UCC financing statement filings (or similar filings under applicable law) regarding leases entered into by such Person;

(r)    Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;

(s)    purchase money Liens on fixed and capital assets financed with Debt permitted under Section 6.01(g), including Liens constituting the interest of a lessor under a lease that would be capitalized on the lessee’s balance sheet in accordance with GAAP as in effect on the Closing Date, or under a sale-leaseback transaction, in each case relating to equipment, provided that after giving effect thereto the related Debt was permitted under Section 6.01(g);

(t)    any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any Liens referred to in the foregoing clause (a); provided that the principal amount of Debt secured thereby shall not exceed the principal amount of Debt so secured at the time of such extension, renewal or replacement, plus accrued interest, plus any premium or other payment required to be paid in connection with such refinancing, plus, in either case, the amount of fees and reasonable expenses of the Borrower or any of its Restricted Subsidiaries incurred in connection with such refinancing, and that such extension, renewal or replacement Lien shall be limited to all or a part of the property which is subject to the Lien so extended, renewed or replaced (plus improvements on such property);

(u)    (i) Liens securing the Obligations and any Debt incurred pursuant to Section 6.01(m), and (ii) Liens securing Debt and other obligations at Restricted Subsidiaries that are not Subsidiary Guarantors if such Liens are solely on non-Subsidiary Guarantor assets;

(v)    Liens on Collateral securing obligations in respect of Debt permitted by Section 6.01(a)(ii) or Section 6.01(k)(ii); provided that (x) with respect to ABL Collateral only, subject to the ABL Intercreditor Agreement, such Liens may be senior to the Liens in favor of the Administrative Agent (and if such Liens are senior to the Liens in favor of the Administrative Agent with respect to ABL Collateral, then such Liens must be junior to the Liens in favor of the Administrative Agent with respect to Collateral not constituting ABL Collateral), (y) to the extent any such Debt is secured by Liens on Collateral ranking pari passu with the Term Loans, Section 2.02(b)(iv) shall apply and (z) such Debt shall be subject to the ABL Intercreditor Agreement or another customary intercreditor agreement reasonably acceptable to the Administrative Agent;

(w)    additional Liens so long as the aggregate principal outstanding amount of the obligations secured thereby does not exceed $50,000,000 at any time;

(x)    Liens securing obligations in respect of trade-related letters of credit and covering the goods (or the documents of title in respect of such goods) financed or the purchase of which is supported by such letters of credit and the proceeds and products thereof;

(y)    any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Restricted Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition, (ii) such Lien shall not apply to any other property or assets of the Borrower or any Restricted Subsidiary and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition and any Permitted Refinancing in respect thereof;

(z)    with respect to the Mortgaged Properties, (i) any exceptions listed on the Mortgage Policies accepted by the Administrative Agent with respect to such Mortgaged Properties and (ii) matters that are disclosed by a Survey accepted by the Administrative Agent;

(aa)    licenses, sublicenses, covenants not to sue, releases or other rights under Intellectual Property granted to others in the ordinary course of business or in the reasonable business judgment of the Borrower or any Restricted Subsidiary;

(bb)    Liens on the ~~Equity Interests of any Unrestricted Subsidiary; and~~Collateral securing obligations in respect of Debt permitted by Section 6.01(l); provided that, (x) such Liens shall be pari passu to the Liens in favor of the Administrative Agent and (y) such Liens shall be subject to the ABL Intercreditor Agreement or another customary intercreditor agreement reasonably acceptable to the Administrative Agent; and

(cc)    Liens securing obligations in respect of Debt permitted by Section 6.01(k)(iii); provided that, if such Liens are on Collateral, (x) such Liens shall be junior to the Liens in favor of the Administrative Agent and (y) the Debt secured by such Liens shall be subject to the ABL Intercreditor Agreement or another customary intercreditor agreement reasonably acceptable to the Administrative Agent.

Section 6.06    Merger; Sale of Assets. The Borrower shall not, and shall not permit its Restricted Subsidiaries to, merge or consolidate with or into any other Person, or sell, transfer, lease or otherwise dispose of all or substantially all of its assets (including, in each case, pursuant to an LLC Division) (whether now owned or hereafter required), except:

(a)    the Borrower or a Restricted Subsidiary may merge or consolidate with or into any other Person; provided that, if the Borrower is a party to such merger or consolidation, the Borrower is the surviving entity and if a Subsidiary Guarantor is a party to such merger or consolidation a Subsidiary Guarantor is the surviving entity;

(b)    any Restricted Subsidiary that is a Subsidiary Guarantor may sell or otherwise dispose of any or all of its assets to the Borrower or a Subsidiary Guarantor, and any Restricted Subsidiary that is not a Subsidiary Guarantor may sell or otherwise dispose of any or all of its assets to any other Person; provided that (i) after giving effect to such merger, consolidation, sale or other disposition, no Default or Event of Default shall exist, and (ii) in the case of a transaction involving a Restricted Subsidiary, the assets to be sold or conveyed do not constitute all or substantially all of the assets of the Borrower and its Restricted Subsidiaries, taken as a whole; and

(c)    the Borrower or a Restricted Subsidiary may consummate Permitted Acquisitions not involving a merger of the Borrower.

For the avoidance of doubt, nothing contained in this Section 6.06 shall prohibit the ability of the Borrower and its Restricted Subsidiaries to make Investments not prohibited by Section 6.02, to make Restricted Payments not prohibited by Section 6.03 or to consummate Dispositions not prohibited by the terms of this Agreement.

Section 6.07    Conduct of Business. The Borrower and its Restricted Subsidiaries will not engage in any material line of business substantially different from the lines of business conducted by the Borrower and its Restricted Subsidiaries on the Closing Date and any Related Business.

Section 6.08    Transactions with Affiliates. The Borrower shall not, and shall not permit its Restricted Subsidiaries to, enter into any transaction of any kind with any Affiliate of the Borrower that is not a Restricted Subsidiary of the Borrower, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to the Borrower or such Restricted Subsidiary as would be obtainable by the Borrower or such Restricted Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate; provided that the foregoing restriction shall not apply to (a) transactions for Fair Market Value of less than $25,000,000, (b) transactions between or among the Borrower and its Restricted Subsidiaries, (c) entering into employment and severance arrangements with directors, officers and employees, (d) Restricted Payments not prohibited under Section 6.03, (e) Investments permitted under Section 6.02 that would be subject to this Section 6.08 because the Borrower or a Restricted Subsidiary owns Equity Interests in or otherwise Controls such Person, (f) any transaction with an Affiliate where the only consideration paid by the Borrower or any Restricted Subsidiary is Qualified Equity Interests ~~and~~, (g) any other transaction approved by a majority of the disinterested members of the Borrower as being fair to the Borrower and its Restricted Subsidiaries and (h) transactions in connection with or relating to the Delta Merger Transactions.

For purposes of this Section 6.08, any transaction with any Affiliate shall be deemed to have satisfied the standard set forth in the language preceding the proviso in this Section 6.08, if such transaction has been approved by the board of directors of the Borrower or Restricted Subsidiary of the Borrower, as applicable.

Section 6.09    Changes in Fiscal Periods. The Borrower will not change its fiscal year to end on a day other than December 31 or change its method of determining fiscal quarters without the Administrative Agent’s prior written consent (such consent not to be unreasonably withheld) and, in any event, no more than one (1) time while this Agreement is in effect.

Section 6.10    Restrictions on Amendments of Certain Documents.

(a)    The Borrower will not, and will not permit any Restricted Subsidiary to, amend its organizational documents in a manner that is materially adverse to the Lenders.

(b)    The Borrower will not, and will not permit any Restricted Subsidiary to, amend the terms of any Junior Debt in a manner that is materially adverse to the Lenders.

Section 6.11    Asset Sales. The Borrower shall not, and shall not permit any Restricted Subsidiary to, consummate any Asset Sale, unless (i) at the time of such Asset Sale, no Event of Default pursuant to clauses (a), (b) or (g) of Section 7.01 has occurred and is continuing or would result from such Asset Sale, and (ii) at least 75% of the purchase price for such asset shall be paid to the Borrower or such Restricted Subsidiary in cash or Permitted Investments; provided that (1) any Designated Non-Cash Consideration received in respect of such Asset Sale having an aggregate Fair Market Value, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (1) from and after the Closing Date, not in excess of $~~250,000,000~~50,000,000 , with the Fair Market Value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value, shall be deemed cash and (2) any liabilities or obligations that are assumed by the transferee in connection with such Disposition shall be deemed cash and any securities, notes or other obligations received by the Borrower or any of its Restricted Subsidiaries from the transferee or Affiliates in connection with such Asset Sale shall be deemed cash if the Borrower or the applicable Restricted Subsidiary intends at the time of receipt to convert such securities, notes or other obligations to cash within fifteen months of receipt thereof (with the proceeds thereof being cash proceeds upon any such conversion); provided, further, that any such Asset Sale shall be for Fair Market Value.

Section 6.12    Passive Holdings. With respect to Intermediate Holdings, engage in any material business activities or have any material properties or liabilities, other than (i) the consummation of the Delta Merger Transactions, (ii) its ownership of the Voting Stock or other Equity Interests of Borrower and of other Persons to the extent not otherwise prohibited under the Loan Documents, (iii) the maintenance of its legal existence (including the ability to incur fees, costs and expenses relating to the maintenance and performance of activities relating to its officers, directors, managers and employees and those of its Parent Entity, Subsidiaries and direct or indirect Investments), (iv) the entering into, and the performance of its obligations with respect to, (x) the Loan Documents, (y) any Incremental Equivalent Debt or any refinancing Debt and any other Debt permitted under the Agreement (and any refinancing or replacements thereof) and (z) the consummation of any other transaction not otherwise prohibited by this Article VI, (v) any public offering by Borrower, Intermediate Holdings, the Parent or a Parent Entity thereof of its common stock or, in the case of any Subsidiary or direct or indirect Investment, any other issuance or sale of its Equity Interests (including, for the avoidance of doubt, performing activities in preparation for and consummating any such offering, issuance or sale, the making of any dividend or distribution on account of, or any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value of, any shares of any class of its Equity Interests), (vi) financing activities, including the issuance of securities, incurrence of debt, payment of dividends, making contributions to the capital of any Loan Party, their respective Subsidiaries and/or in connection with a direct or indirect Investment, (vii) participating in tax, accounting and other administrative matters as a member of any consolidated, unitary, combined or other similar group, including compliance with applicable law and legal, tax and accounting matters related thereto and activities relating to its officers, directors, managers and employees, (viii) holding any cash and cash equivalents or other Permitted Investment, (ix) holding any other property received by it as a distribution from any of its Subsidiaries or direct or indirect Investments and making further distributions with such property, (x) providing indemnification to officers, managers and directors, (xi) holding director and shareholder meetings, preparing organizational records and other organizational activities required to maintain its separate organizational structure or to comply with applicable laws, ordinances, regulations, rules, orders, judgments, decrees or permits, (xii) filing tax returns and paying taxes and other customary obligations related thereto in the ordinary course (and contesting any taxes or taking other appropriate actions with respect thereto), (xiii) entering into and performance of obligations with respect to contracts and other arrangements in connection with the activities contemplated by this Section 6.12, (xiv) the preparation of reports to Governmental Authorities and to its shareholders or other holders of Equity Interests, (xv) the performance of obligations under and compliance with its organizational documents, any demands or requests from or requirements of a Governmental Authority or any applicable law, ordinance, regulation, rule, order, judgment, decree or permit, including as a result of or in connection with the activities of its Subsidiaries or its direct or indirect Investments, (xvi) any activities incidental to the foregoing or customary for passive holding companies, including, for the avoidance of doubt, entering into transactions not otherwise prohibited under this Agreement for the direct benefit of the Loan Parties and/or its Subsidiaries and/or its direct or indirect Investments, or otherwise acting as a conduit for the transmission of funds between such Persons and guaranteeing the obligations of the Loan Parties, and (xvii) special purpose holding company activities and properties and liabilities reasonably incidental to the foregoing clauses (i) through (xvi).

ARTICLE VII

Events of Default

Section 7.01    Events of Default. If any of the following events (“Events of Default”) shall have occurred and be continuing:

(a)    the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

(b)    the Borrower shall fail to pay any interest on any Loan or any fee payable under this Agreement, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five Business Days;

(c)    any written representation or warranty, certification or statement made or deemed made by the Borrower or any other Loan Party in this Agreement or any other Loan Document or in any certificate furnished pursuant to this Agreement or any other Loan Document, shall prove to have been incorrect in any material respect when made or deemed made;

(d)    any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02(a), 5.03 (with respect to the Borrower’s existence) or 5.08 or in Article VI;

(e)    any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in this Agreement or any other Loan Document (including Section 12 of the Amendment No. 1) to which it is a party (other than those specified in clause (a), (b), (c) or (d) of this Section 7.01), and such failure shall continue unremedied for a period of 30 days after written notice thereof from the Administrative Agent to the Borrower;

(f)    the Borrower or any ~~Material~~Restricted Subsidiary shall fail to pay any principal of or premium or interest on any Debt, any obligations in respect of acceptances, letters of credit or other similar instruments, of the Borrower or such ~~Material~~Restricted Subsidiary which is outstanding in a principal amount of at least $75,000,000 in the aggregate (but excluding Debt arising under this Agreement), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt or other obligation; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt or other obligation and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or permit the acceleration of, the maturity of such Debt or other obligation; or any Debt or other such obligation in which the outstanding principal exceeds $75,000,000 shall be otherwise declared to be due and payable (by acceleration or otherwise) or required to be prepaid, redeemed, defeased or otherwise repurchased by the Borrower or any ~~Material~~Restricted Subsidiary (other than by a regularly-scheduled required prepayment), or any offer to prepay, redeem, defease or purchase such Debt shall be required to be made, prior to the stated maturity thereof; or there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from any event of default under such Swap Contract as to which the Borrower or any ~~Material~~Restricted Subsidiary is the Defaulting Party (as defined in such Swap Contract) and the Swap Termination Value owed by the Borrower or such ~~Material~~Restricted Subsidiary as a result thereof is greater than $75,000,000;

(g)    (i) the Borrower or any ~~Material~~Restricted Subsidiary (A) shall generally not pay its debts as such debts become due, or (B) shall admit in writing its inability to pay its debts generally, or (C) shall make a general assignment for the benefit of creditors; or (ii) any proceeding shall be instituted by or against the Borrower or any ~~Material~~Restricted Subsidiary seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property, and in the event of any such proceeding instituted against the Borrower or any ~~Material~~Restricted Subsidiary (but not instituted by it), such proceeding shall remain undismissed or unstayed for a period of 60 days or shall result in the entry of an order for relief, the appointment of a trustee or receiver, or other action in such proceeding or result adverse to the Borrower or such ~~Material~~Restricted Subsidiary, as applicable; (iii) the Borrower or any ~~Material~~Restricted Subsidiary shall take any corporate action to authorize any of the actions set forth above in this subsection (g)(i)(B), (i)(C) or (ii);

(h)    one or more final judgments or orders for the payment of money, in an aggregate amount exceeding $75,000,000 at any one time outstanding (exclusive of judgment amounts fully covered by insurance, to the extent the insurer has not denied in writing liability in respect thereof), shall be rendered against the Borrower or any ~~Material~~Restricted Subsidiary and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order, or (ii) such judgments or orders shall not be discharged (or provision shall not have been made for such discharge), a stay of execution thereof shall not be obtained, or such judgments or orders shall not be paid or bonded, within 60 days from the date of entry thereof, and the Borrower or such ~~Material~~Restricted Subsidiary, as the case may be, shall not, within such 60-day period, appeal therefrom and cause the execution thereof to be stayed pending such appeal;

(i)    (i) an ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC that would reasonably be expected to have a Material Adverse Effect, or (ii) the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any payment or payments with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Borrower in an aggregate amount in excess of $75,000,000;

(j)    any Collateral Document after delivery thereof including pursuant to Section 5.09 shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority Lien (in the case of Mortgaged Property, subject to Permitted Encumbrances and in the case of all other Collateral, subject to Permitted Liens) on the Collateral purported to be covered thereby; provided that it shall not be an Event of Default under this clause (j) if the Administrative Agent shall not have, or shall cease to have, a valid and perfected first priority Lien (subject to Permitted Liens) on Collateral purported to be covered thereby that has a fair market value, individually or in the aggregate, of less than $20,000,000;

(k)    this Agreement or the Guarantee Agreement, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or the Borrower or any Loan Party contests the validity or enforceability of any material provision of this Agreement or the Guarantee Agreement; or the Borrower or any Loan Party denies that it has any or further liability or obligation under any material provision of this Agreement (with respect to the Borrower) or the Guarantee Agreement (with respect to any other Loan Party), or purports to revoke, terminate or rescind any material provision of this Agreement or the Guarantee Agreement; ~~or~~

(l)    a Change of Control shall occur;

(m)     the Borrower shall fail to consummate the Delta Merger Debt Exchange within ten Business Days of the Amendment No. 1 Effective Date; or

(n)     prior to 11:59 p.m. on the Amendment No. 1 Effective Date (or such later time as may be agreed to by the Administrative Agent in its sole discretion), Intermediate Holdings and the Borrower shall have failed to deliver the Intermediate Holdings Documentation to the Administrative Agent;

then, and in every such event (other than an event with respect to the Borrower described in clause (g) of this Section 7.01), and at any time thereafter during the continuance of such event, the Administrative Agent, at the request of the Required Lenders, shall, by notice to the Borrower, declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable during the continuation of such event) by the Borrower, and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind (other than notice from the Administrative Agent), all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (g) of this Section 7.01, the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

ARTICLE VIII

The Administrative Agent

Section 8.01    Appointment and Authorization. Each of the Lenders hereby irrevocably appoints Bank of America, N.A. to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof and of the other Loan Documents, together with such actions and powers as are reasonably incidental thereto. The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto (including, for the avoidance of doubt, exercising any discretion under Section 5.14 or otherwise). In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 8.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent, shall be entitled to the benefits of all provisions of this Article VIII and Article IX (including Section 9.04, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto.

Section 8.02    Administrative Agent and Affiliates. The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Restricted Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

Section 8.03    Action by Administrative Agent. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Restricted Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or otherwise, in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered under or in connection with this Agreement or any other Loan Document, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or in any other Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, the other Loan Documents or any other agreement, instrument or document, (v) the creation, perfection or priority of any Lien purported to be created by the Collateral Documents or the value or sufficiency of any Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein or in any other Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. Without limiting the generality of the foregoing, the use of the term “contractual representative” or “agent” (or similar term) in this Agreement or any other Loan Document with reference to Bank of America, as Administrative Agent, is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law.

The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions of this Agreement relating to Disqualified Lenders. Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Lender or (y) have any liability with respect to or arising out of any assignment or participation of Loans or Commitments, or disclosure of confidential information, to any Disqualified Lender.

Section 8.04    Consultation with Experts. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

Section 8.05    Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct with respect to the actions of such sub-agents or their selection.

Section 8.06    Successor Administrative Agent.

(a)    The Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor, ~~which shall be a bank with an office in the United States, or an Affiliate of any such bank~~ with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above, provided that in no event shall any such successor Administrative Agent be a Defaulting Lender or Disqualified Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.

(b)    If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Borrower and such Person, remove such Person as Administrative Agent and, in consultation with the Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.

(c)    With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 9.06 and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 9.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them (i) while the retiring or removed Administrative Agent was acting as Administrative Agent and (ii) after such resignation or removal for as long as any of them continues to act in any capacity hereunder or under the other Loan Documents, including (a) acting as collateral agent or otherwise holding any collateral security on behalf of any of the Lenders and (b) in respect of any actions taken in connection with transferring the agency to any successor Administrative Agent.

Section 8.07    Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

Section 8.08    Lead Arrangers; Co-Syndication Agents; Co-Documentation Agents. Notwithstanding anything to the contrary herein, none of the Lead Arrangers, the Co-Syndication Agents ~~or~~, Co-Documentation Agents or the Amendment No. 1 Arranger shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, if applicable, as the Administrative Agent or a Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lead Arrangers, the Co-Syndication Agents ~~or~~, the Co-Documentation Agents or the Arranger No. 1 in deciding to enter into this Agreement or any other Loan Document or in taking or not taking any action hereunder or thereunder.

Section 8.09    Tax Indemnification by the Lenders. To the extent required by any applicable Requirements of Law, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. Without limiting or expanding the provisions of Section 2.13, each Lender shall indemnify and hold harmless the Administrative Agent against, and shall make payable in respect thereof within 10 days after demand therefor, all Taxes and all related losses, claims, liabilities and expenses (including fees, charges and disbursements of any counsel for the Administrative Agent) incurred by or asserted against the Administrative Agent by the Internal Revenue Service or any other Governmental Authority as a result of the failure of the Administrative Agent to properly withhold Tax from any amounts paid to or for the account of such Lender for any reason (including, without limitation, because the appropriate form was not delivered or not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstance that rendered the exemption from, or reduction of withholding Tax ineffective), whether or not such Taxes are correctly or legally asserted. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due the Administrative Agent under this Section 8.09. The agreements in this Section 8.09 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of the commitments and the repayment, satisfaction or discharge of all other Obligations.

Section 8.10    Administrative Agent May File Proofs of Claim; Credit Bidding. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise

(a)    to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under this Agreement) allowed in such judicial proceeding; and

(b)    to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under this Agreement.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender to authorize the Administrative Agent to vote in respect of the claim of any Lender or in any such proceeding.

The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code of the United States, including under Sections 363, 1123 or 1129 of the Bankruptcy Code of the United States, or any similar Laws in any other jurisdictions to which a Loan Party is subject, or (b) at any other sale or foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable Law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that would vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) in the asset or assets so purchased (or in the Equity Interests or debt instruments of the acquisition vehicle or vehicles that are used to consummate such purchase). In connection with any such bid (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles to make a bid, (ii) to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof, shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 9.02 of this Agreement), and (iii) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of debt credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Lenders pro rata and the Equity Interests and/or debt instruments issued by any acquisition vehicle on account of the Obligations that had been assigned to the acquisition vehicle shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action.

Section 8.11    ERISA Matters.

(a)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent, the Lead Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(i)    such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans or this Agreement,

(ii)    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans and this Agreement,

(iii)    (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans and this Agreement, or

(iv)    such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b)    In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent, the Lead Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that none of the Administrative Agent or the Lead Arrangers or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

Section 8.12    Erroneous Payments. If a payment is made by or on behalf of the Administrative Agent in error in excess of the amount of any payment actually made by, or on behalf of, the Borrower if in respect of the Obligations or if a Lender is not otherwise entitled to receive such funds at such time of such payment, which payment was not intended for such Lender under the Loan Documents, then such Lender or recipient shall forthwith on demand repay to the Administrative Agent the portion of such payment that was made in error (or otherwise not intended to be received) in same day funds, together with interest thereon in respect of each day from and including the date such amount was made available by or on behalf of the Administrative Agent to such Lender or recipient to the date such amount is repaid to the Administrative Agent (or its Affiliate) in same day funds at the Federal Funds Effective Rate from time to time in effect; provided that the Administrative Agent shall have notified such Lender of such payment within five (5) Business Days after the making thereof; provided further that this Section 8.12 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such erroneous payment not been made by the Administrative Agent. Each Lender that fails to return such amounts to the Administrative Agent within two (2) Business Days after receipt of such notice shall be a Defaulting Lender for all purposes under this Agreement, and each Lender hereby agrees that the Administrative Agent is authorized at any time and from time to time thereafter, to the fullest extent permitted by law, to set off and apply any and all deposits of such Lender (general or special, time or demand, provisional or final) at any time held by the Administrative Agent for the account of such Lender against any such amounts. Each Lender irrevocably waives the discharge for value defense and any other claim of entitlement to, or in respect of, any such payment. Any determination by the Administrative Agent that a payment was made in error or that Lender is not otherwise entitled to receive any payment shall be made by the Administrative Agent in its sole discretion and shall be conclusive, absent manifest error.

ARTICLE IX

Miscellaneous

Section 9.01    Notices.

(a)    Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in clause (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or electronic mail as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i)    if to the Borrower or the Administrative Agent, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 9.01; and

(ii)    if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Borrower).

Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in clause (b) below shall be effective as provided in such clause (b).

(b)    Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail, FpML messaging, and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.

(c)    THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s, any Loan Party’s or the Administrative Agent’s transmission of Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service, or through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Borrower, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

(d)    Each of the Borrower and the Administrative Agent may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the Borrower and the Administrative Agent. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, facsimile number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and Requirements of Law, including United States Federal and state securities Requirements of Law, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States Federal or state securities laws.

(e)    The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic notices and Committed Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Administrative Agent, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

Section 9.02    Waivers; Amendments.

(a)    No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default at the time.

(b)    Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended, amended and restated or modified except as provided in Sections 2.02, 2.17 and 2.18 or pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders and acknowledged by the Administrative Agent or by the Borrower and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce or forgive the principal amount of any Loan or reduce (subject to Section 2.10(b)) or forgive the rate of interest thereon, or reduce or forgive any fees payable hereunder, without the written consent of each Lender directly affected thereby (it being understood that the waiver of (or amendment to the terms of) any obligation to pay amounts pursuant to Section 2.09(c) or a defined term related thereto shall not constitute a reduction or forgiveness of principal, interest or fees), (iii) postpone the scheduled date of payment of the principal amount of any Loan, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender directly affected thereby, (iv) except as provided in Section 9.15, release all or substantially all of the Collateral securing the Obligations or all or substantially all of the value of the Guarantees provided by the Guarantors taken as a whole without the written consent of each Lender, (v) change any of the provisions of this Section or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; provided that such provisions may be amended or amended and restated pursuant to the establishment of Incremental Term Loans pursuant to Section 2.02, Extended Term Loans pursuant to Section 2.17 or Refinancing Term Loans pursuant to Section 2.18, in each case, in order to restrict affiliated lenders and other persons from being included in such definitions, (vi) change any of the provisions of Section 2.14 that would alter the waterfall or pro rata sharing of payments required thereby without the written consent of each Lender directly affected thereby or (vii) subordinate the Obligations or, except ~~as expressly permitted hereunder~~with respect to Liens incurred under Section 6.05(s) , the Liens securing the Obligations without the written consent of each Lender directly affected hereby; provided, further, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder without the prior written consent of the Administrative Agent.

(c)    Notwithstanding the foregoing, technical and conforming modifications to the Loan Documents may be made (including by amendment and restatement) with the consent of the Borrower and the Administrative Agent (but without the consent of any Lender) to the extent necessary (A) to effectuate any Incremental Facilities, Refinancing Term Loans or Extended Term Loans in a manner consistent with Sections 2.02, 2.17 and 2.18 and as may be necessary to establish such Incremental Facilities, Refinancing Term Loans or Extended Term Loans as a separate Class or tranche from any existing Term Loans and, in the case of Extended Term Loans, to reduce the amortization schedule of the related existing Class of Term Loans proportionately, (B) to effectuate a transaction permitted pursuant to the second paragraph of the definition of “Change of Control,” (C) to implement a ~~LIBOR~~SOFR Successor Rate and any ~~LIBOR~~SOFR Successor Rate Conforming Changes in accordance with Section 2.10(b), (D) to incorporate terms favorable to the Lenders in accordance with Section 2.02 or (E) to cure any ambiguity, omission, error, defect or inconsistency and, in each case under this clause (E), such amendment shall become effective without any further action or consent of any other party to any Loan Document if the same is not objected to in writing by the Required Lenders within ten Business Days following receipt of notice thereof.

Section 9.03    Enforcement. Notwithstanding anything to the contrary contained herein or in any other Loan Document (but subject to the terms of the ABL Intercreditor Agreement), the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.01 for the benefit of all the Lenders; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) any Lender from exercising setoff rights in accordance with Section 9.09 (subject to the terms of Section 2.14 and the ABL Intercreditor Agreement), or (c) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) subject to the ABL Intercreditor Agreement, the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 7.01 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to the ABL Intercreditor Agreement and Section 2.14, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.

Section 9.04    Expenses; Indemnity; Damage Waiver.

(a)    The Borrower shall pay (i) all reasonable, documented, out-of-pocket expenses incurred by the Administrative Agent and its Related Parties (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, restatements, modifications or waivers (or any proposed amendments, restatements, modifications or waivers) of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), and (ii) all reasonable, documented, out-of-pocket expenses incurred by the Administrative Agent or any Lender (including the fees, charges and disbursements of any counsel for the Administrative Agent or any Lender) in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made hereunder, including all such reasonable, documented, out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

(b)    The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof) and each Lender, each Lead Arranger and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and reasonable, documented, out-of-pocket related expenses (including the reasonable, documented fees, charges and disbursements of (A) one primary counsel for all Indemnitees in any one action and (B) one local counsel in each applicable jurisdiction unless, in each case, in the reasonable opinion of such counsel representation of all Indemnitees would be inappropriate due to the existence of an actual or potential conflict of interest) that may be incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) any Loan or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by a Borrower or any of its Subsidiaries, or any Environmental Actions related in any way to a Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party or by any such persons directors, shareholders or creditors, and regardless of whether any Indemnitee is a party thereto, in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or any of its Related Parties or (y) result from a claim brought by the Borrower against an Indemnitee for breach in bad faith or a material breach of such Indemnitee’s obligations hereunder or under any other Loan Document, if such Borrower has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.

(c)    To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by the Borrower to the Administrative Agent (or any sub-agent thereof) or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent) or such Related Party, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) in connection with such capacity.

(d)    To the fullest extent permitted by applicable law, the parties shall not assert, and each hereby waives, any claim against any Indemnitee, the Borrower or any of its Subsidiaries, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof; provided that the foregoing shall not in any way limit the indemnification obligations of the Borrower pursuant to clause (b) above to the extent that such special, indirect, consequential or punitive damages are included in any claim by a third party unaffiliated with the applicable Indemnitee with respect to which the applicable Indemnitee is entitled to indemnification pursuant to clause (b) above. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee or any of its Related Parties as determined by a final and nonappealable judgment of a court of competent jurisdiction.

(e)    All amounts due under this Section shall be payable not later than ten Business Days after demand therefor.

(f)    The agreements in this Section shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Obligations.

Section 9.05    Successors and Assigns.

(a)    The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)    (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees (“assignee” or “assignees”) all or a portion of its rights and obligations under this Agreement (including all or a portion of the Loans at the time owing to it) with the prior written consent of:

(A)    the Borrower (such consent not to be unreasonably withheld, conditioned or delayed); provided that no consent of the Borrower shall be required for an assignment (i) of a Term Loan to a Lender, an Affiliate of a Lender or an Approved Fund or (ii) if an Event of Default pursuant to Section 7.01(a), (b) or (g) has occurred and is continuing, any other assignee; provided, further, that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice of the proposed assignment; and

(B)    the Administrative Agent (such consent not to be unreasonably withheld or delayed), provided that no consent of the Administrative Agent shall be required for an assignment of any Term Loan to an assignee that is a Lender, an Affiliate of a Lender or an Approved Fund.

(ii)    Assignments shall be subject to the following additional conditions:

(A)    except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Loans of any Class, the amount of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000, unless each of the Borrower and the Administrative Agent otherwise consent, provided that no such consent of the Borrower shall be required if an Event of Default under clause (a), (b) or (g) of Section 7.01 has occurred and is continuing;

(B)    each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement;

(C)    the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 (unless waived by the Administrative Agent in its sole discretion);

(D)    the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire;

(E)    the assignee shall not be (i) the Borrower or any of the Borrower’s Affiliates except in accordance with Section 2.19 and clause (e) below or (ii) a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural Person); and

(F)    no Ineligible Institution shall constitute a permitted assignee under this Agreement.

(iii)    Subject to acceptance and recording thereof pursuant to paragraph (b)(v) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.11, 2.12, 2.13 and 9.04 with respect to facts and circumstances occurring prior to the effective date of such assignment). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.05 shall be subject to clause (f) below.

(iv)    The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount (and related interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender (with respect to such Lender’s own interests only), at any reasonable time and from time to time upon reasonable prior notice.

(v)    Upon its receipt of a duly completed Assignment and Assumption with respect to a permitted assignment executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section (unless waived), and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(c)    (i) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks, institutions or other entities (a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and/or obligations under this Agreement and the other Loan Documents. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement and the other Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (c)(ii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.11, 2.12 and 2.13 (subject to the requirements and limitations of such Sections and Section 2.15); provided that any documentation required to be provided pursuant to Section 2.13(e) shall be provided solely to the participating Lender) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.09 as though it were a Lender; provided that such Participant shall be subject to Section 2.14(c) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and related interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Loans or other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary in connection with a Tax audit or other proceeding or other governmental inquiry to establish that such Loans or other obligations are in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and the parties hereto shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

(ii)    A Participant shall not be entitled to receive any greater payment under Section 2.11 or 2.13 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, except to the extent such entitlement to receive a greater payment results from a Change in Law after the Participant becomes a Participant.

(d)    Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank or other applicable central bank that governs or regulates the activities of such Lender, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(e)    Any Lender may, so long as no Default or Event of Default has occurred and is continuing, at any time, assign all or a portion of its rights and obligations with respect to Term Loans under this Agreement to the Borrower or one of its Subsidiaries through (x) Dutch auctions open to all Lenders on a pro rata basis in accordance with procedures of the type described in Section 2.19 or (y) notwithstanding any other provision in this Agreement, open market purchase on a non-pro rata basis; provided that in connection with assignments pursuant to clauses (x) and (y) above:

(i)    if a Subsidiary is the assignee, upon such assignment, transfer or contribution, such Subsidiary shall automatically be deemed to have contributed the principal amount of such Term Loans, plus all accrued and unpaid interest thereon, to the Borrower; or

(ii)    if the assignee is the Borrower (including through contribution or transfers set forth in clause (i) above), (A) the principal amount of such Term Loans, along with all accrued and unpaid interest thereon, so contributed, assigned or transferred to the Borrower shall be deemed automatically cancelled and extinguished on the date of such contribution, assignment or transfer, (B) the aggregate outstanding principal amount of Term Loans of the remaining Lenders shall reflect such cancellation and extinguishing of the Term Loans then held by the Borrower and (C) the Borrower shall promptly provide notice to the Administrative Agent of such contribution, assignment or transfer of such Term Loans, and the Administrative Agent, upon receipt of such notice, shall reflect the cancellation of the applicable Term Loans in the Register;

(iii)    no such purchase shall be funded with a drawing under the ABL Credit Agreement;

(iv)    all parties to the relevant transactions shall render customary “big-boy” disclaimer letters; and

(v)    at the time any the Borrower or any of its Subsidiaries is making purchases of Term Loans it shall enter into an assignment and assumption agreement reasonably satisfactory to the Administrative Agent documenting the foregoing;

(f)    (i) No assignment or, to the extent the DQ List has been posted on the Platform for all Lenders, participation, shall be made to any Person that was a Disqualified Lender as of the date (the “Trade Date”) on which the applicable Lender entered into a binding agreement to sell and assign or participate all or a portion of its rights and/or obligations under this Agreement to such Person (unless the Borrower has consented to such assignment as otherwise contemplated by this Section 9.05, in which case such Person will not be considered a Disqualified Institution for the purpose of such assignment). For the avoidance of doubt, with respect to any assignee or participant that becomes a Disqualified Lender after the applicable Trade Date, (x) such assignee shall not retroactively be disqualified from becoming a Lender or participant and (y) the execution by the Borrower of an Assignment and Assumption with respect to such assignee will not by itself result in such assignee no longer being considered a Disqualified Lender. Any assignment in violation of this clause (f)(i) shall not be void, but the other provisions of this clause (f) shall apply.

(ii)    If any assignment is made to any Disqualified Lender without the Borrower’s prior consent in violation of clause (i) above, or if any Person becomes a Disqualified Institution after the applicable Trade Date, the Borrower may, at its sole expense and effort, upon notice to the applicable Disqualified Lender and the Administrative Agent, (A) in the case of outstanding Term Loans held by Disqualified Lenders, prepay such Term Loan by paying the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Lender paid to acquire such Term Loans, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder and under the other Loan Documents and/or (B) require such Disqualified Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in this Section 9.05), all of its interest, rights and obligations under this Agreement and related Loan Documents to another assignee that shall assume such obligations at the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Lender paid to acquire such interests, rights and obligations, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder and the other Loan Documents; provided that (i) the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in clause (b)(ii)(C) of this Section 9.05, and (ii) such assignment does not conflict with applicable laws.

(iii)    Notwithstanding anything to the contrary contained in this Agreement, Disqualified Lenders (A) will not (x) have the right to receive information, reports or other materials provided to Lenders by the Borrower, the Administrative Agent or any other Lender, (y) attend or participate in meetings attended by the Lenders and the Administrative Agent, or (z) access any electronic site established for the Lenders or confidential communications from counsel to or financial advisors of the Administrative Agent or the Lenders and (B) (x) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Loan Document, each Disqualified Lender will be deemed to have consented in the same proportion as the Lenders that are not Disqualified Lenders consented to such matter, and (y) for purposes of voting on any Plan of Reorganization, each Disqualified Lender party hereto hereby agrees (1) not to vote on such Plan of Reorganization, (2) if such Disqualified Lender does vote on such Plan of Reorganization notwithstanding the restriction in the foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code of the United States (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such Plan of Reorganization in accordance with Section 1126(c) of the Bankruptcy Code of the United States (or any similar provision in any other Debtor Relief Laws) and (3) not to contest any request by any party for a determination by an applicable court of competent jurisdiction effectuating the foregoing clause (2).

(iv)    The Administrative Agent shall have the right, and the Borrower hereby expressly authorizes the Administrative Agent, to (A) post the list of Disqualified Lenders provided by the Borrower and any updates thereto from time to time (collectively, the “DQ List”) on the Platform, including that portion of the Platform that is designated for “public side” Lenders or (B) provide the DQ List to each Lender requesting the same.

Section 9.06    Survival. All covenants, agreements, representations and warranties made by any Loan Parties herein, in the other Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or the other Loan Documents shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid. The provisions of Sections 2.11, 2.12, 2.13 and 9.04 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments, any assignment of rights by or replacement of a Lender or the termination of this Agreement or any provision hereof.

Section 9.07    Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent or the Lead Arranger constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective as provided in Section 4.01, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by email or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 9.08    Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 9.09    Right of Setoff . If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have. Each Lender agrees to notify the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

Section 9.10    Governing Law; Jurisdiction; Consent to Service of Process.

(a)    This Agreement and the other Loan Documents and any claims, controversy, dispute or cause of action (whether in contract or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby (including any power of attorney set forth in the Loan Documents) and thereby shall be governed by and construed in accordance with the law of the State of New York.

(b)    The Borrower and each other Loan Party irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Lender or any Related Party of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York sitting in New York County, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Borrower or any other Loan Party or their respective properties in the courts of any jurisdiction.

(c)    The Borrower and each other Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)    Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 9.11    WAIVER OF JURY TRIAL . EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED TO IT, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 9.12    Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 9.13    Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or under thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations (it being understood that the DQ List may be disclosed to any assignee or Participant, or prospective assignee or Participant), (g) with the consent of the Borrower, (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or an agreement described in clause (f) hereof or (ii) becomes available to the Administrative Agent or any Lender on a non-confidential basis from a source other than the Borrower, (i) on a confidential basis to (x) any rating agency in connection with rating the Borrower or any of its subsidiaries or the Loans hereunder, (y) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the facilities or (z) market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent in connection with the administration and management of this Agreement and the other Loan Documents or (j) subject to an agreement containing provisions substantially the same as those of this Section, to any Person to whom or for whose benefit that such Lender pledges or assigns a security interest pursuant to Section 9.05(d). For purposes of this Section, “Information” means all information received from the Borrower or its Affiliates relating to the Borrower, its subsidiaries or their businesses, other than any such information that is available to the Administrative Agent or any Lender on a non-confidential basis prior to disclosure by the Borrower or its Affiliates and other than information pertaining to this

Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would reasonably accord to its own confidential information.

Subject to Section 9.18, each Lender acknowledges that information furnished to it pursuant to this Agreement or the other Loan Documents may include material non-public information concerning the Borrower and its Affiliates and their related parties or their respective securities, and confirms that it has developed compliance procedures regarding the use of material non-public information and that it will handle such material non-public information in accordance with those procedures and applicable law, including Federal and state securities laws.

Subject to Section 9.18, all information, including requests for waivers and amendments, furnished by the Borrower or the Administrative Agent pursuant to, or in the course of administering, this Agreement or the other Loan Documents will be syndicate level information, which may contain material non-public information about the Borrower and its Affiliates and their related parties or their respective securities. Accordingly, each Lender represents to the Borrower and the Administrative Agent that it has identified in its ~~administrative questionnaire~~Administrative Questionnaire a credit contact who may receive information that may contain material non-public information in accordance with its compliance procedures and applicable law, including Federal and state securities laws.

Section 9.14    USA PATRIOT Act. Each Lender subject to the Act hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is hereby required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Act.

Section 9.15    Collateral and Guarantee Matters.

(a)    The Lenders irrevocably authorize the Administrative Agent to enter into the ABL Intercreditor Agreement and any other customary intercreditor agreement or arrangement in form and substance reasonably satisfactory to the Administrative Agent with the holders of any Debt secured by Liens on the Collateral (or any agent thereof) permitted under this Agreement that in the good faith determination of the Administrative Agent is necessary to effectuate the incurrence of such Debt.

(b)    Any Lien on any property granted to or held by the Administrative Agent under any Loan Document shall, subject to the provisions of the ABL Intercreditor Agreement, automatically be released, and each of the Lenders irrevocably authorizes the Administrative Agent to take any action to release any such Lien on or to file any UCC-3 amendment related to any property granted to or held by the Administrative Agent under any Loan Document: (i) upon termination of the Commitments and payment in full of all Obligations (other than contingent indemnification obligations), (ii) that is sold, transferred or conveyed to a Person that is not a Loan Party (and in the case of Equity Interests of first tier Foreign Subsidiaries, to a Person that is not a Loan Party or a Specified Pledgor) as part of or in connection with any sale, transfer or conveyance permitted hereunder or under any other Loan Document, (iii) that is or becomes Excluded Property or is not and is not required to be collateral to secure the Obligations, (iv) if approved, authorized or ratified in writing in accordance with Section 9.02, (v) that is owned by a Subsidiary Guarantor upon (or substantially simultaneously with) release of such Subsidiary Guarantor from its obligations under the Guarantee Agreement pursuant to clause (c) below or (vi) as expressly provided in the ABL Intercreditor Agreement.

(c)    Any Subsidiary Guarantor shall, subject to the provisions of the ABL Intercreditor Agreement, automatically be released from its obligations under the Guarantee Agreement, and each of the Lenders irrevocably authorizes the Administrative Agent to take any action to release any such Subsidiary Guarantor from its obligations under the Guarantee Agreement, if such Person ceases to be a Restricted Subsidiary as a result of a transaction permitted hereunder~~.~~; provided that no Subsidiary Guarantor shall be released from such obligations under the Guarantee Agreement solely by virtue of no longer being a Wholly Owned Subsidiary of the Borrower unless (i) the Borrower or the applicable Restricted Subsidiary is deemed to have made an Investment in such subsidiary in the amount of its outstanding Investment therein at such time, and such Investment is permitted under Section 6.02 at such time and (ii) such Subsidiary does not continue to be a Wholly Owned Subsidiary of the Borrower and/or one or more Affiliates (other than any bona fide portfolio company of any investor so long as, in the case of any such portfolio company, the primary purpose of the relevant transaction (as determined by the Borrower in good faith) is not the release of the relevant Guarantee) thereof.

(d)    Each of the Lenders irrevocably authorizes the Administrative Agent, upon request of the Borrower or any Subsidiary Guarantor, to subordinate (or release, in the case of Liens permitted under Section 6.05(d) or Section 6.05(s)) any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted (i) to exist or to be incurred pursuant to Section 6.05(d), Section 6.05(s) or Section 6.05(v) or (ii) to be superior to the Lien of the applicable Collateral Documents by Section 6.05.

(e)    Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, release any Subsidiary Guarantor from its obligations under the Guarantee Agreement, or enter into an intercreditor agreement pursuant to this Section 9.15. In each case as specified in this Section 9.15, the Administrative Agent will, at the Loan Parties’ expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release or subordination of such item of Collateral from the assignment and security interest granted under the Collateral Documents, or to release such Subsidiary Guarantor from its obligations under the Guarantee Agreement, in each case in accordance with the terms of the Loan Documents and this Section 9.15, subject to receipt by the Administrative Agent at its reasonable request of a certificate of an authorized officer of the Borrower certifying that such transaction and release or subordination are permitted under this Agreement and the other Loan Documents.

(f)    The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.

Section 9.16    No Advisory or Fiduciary Relationship. In connection with all aspects of each transaction contemplated hereby, the Borrower acknowledges and agrees for itself and on behalf of the Loan Parties that (i) the Loans provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Loan Parties, on the one hand, and the Agent Parties and the Lenders, on the other hand, and the Loan Parties are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (ii) in connection with the process leading to such transaction, each of the Agent Parties and the Lenders is and has been acting solely as a principal and is not the agent or fiduciary for the Loan Parties; (iii) the Lead Arrangers, Agent Parties and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from, and may conflict with, those of the Borrower and its Affiliates, and none of the Lead Arrangers or the Agent Parties has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (iv) the Agent Parties and the Lenders have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and the Loan Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate.

Section 9.17    Platform; Borrower Materials. The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Lead Arrangers will make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks, Syndtrak, ClearPar, or a substantially similar electronic transmission system (the “Platform”) and (b) certain of the Lenders (each a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Lead Arrangers and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to the Borrower or its securities for purposes of United States federal securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 9.13); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated as “Public Side Information”; and (z) the Administrative Agent and the Lead Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform that is not marked as “Public Side Information.” Notwithstanding the foregoing, the Borrower shall be under no obligation to mark any Borrower Materials “PUBLIC.”

Section 9.18    Electronic Execution of Assignments and Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other loan notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.

Section 9.19    Acknowledgment and Consent to Bail-In of EEA Financial Institutions. Solely to the extent any Lender that is an EEA Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender or Issuing Bank that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and

(b)    the effects of any Bail-In Action on any such liability, including, if applicable:

(A)    a reduction in full or in part or cancellation of any such liability;

(B)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(C)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

Section 9.20    California Judicial Reference. If any action or proceeding is filed in a court of the State of California by or against any party hereto in connection with any of the transactions contemplated by this Agreement or any other Loan Document, (a) the court shall, and is hereby directed to, make a general reference pursuant to California Code of Civil Procedure Section 638 to a referee (who shall be a single active or retired judge) to hear and determine all of the issues in such action or proceeding (whether of fact or of law) and to report a statement of decision, provided that at the option of any party to such proceeding, any such issues pertaining to a “provisional remedy” as defined in California Code of Civil Procedure Section 1281.8 shall be heard and determined by the court, and (b) without limiting the generality of Section 9.04, the Borrower shall be solely responsible to pay all fees and expenses of any referee appointed in such action or proceeding.

Section 9.21    ABL Intercreditor Agreement.

(a)    EACH LENDER PARTY HERETO UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT IT (AND EACH OF ITS SUCCESSORS AND ASSIGNS) AND EACH OTHER LENDER (AND EACH OF THEIR SUCCESSORS AND ASSIGNS) SHALL BE BOUND BY THE ABL INTERCREDITOR AGREEMENT, WHICH IN CERTAIN CIRCUMSTANCES MAY REQUIRE (AS MORE FULLY PROVIDED THEREIN) THE TAKING OF CERTAIN ACTIONS BY THE LENDERS.

(b)    THE PROVISIONS OF THIS SECTION 9.21 ARE NOT INTENDED TO SUMMARIZE OR FULLY DESCRIBE THE PROVISIONS OF THE ABL INTERCREDITOR AGREEMENT. REFERENCE MUST BE MADE TO THE ABL INTERCREDITOR AGREEMENT ITSELF TO UNDERSTAND ALL TERMS AND CONDITIONS THEREOF. EACH LENDER IS RESPONSIBLE FOR MAKING ITS OWN ANALYSIS AND REVIEW OF THE ABL INTERCREDITOR AGREEMENT AND THE TERMS AND PROVISIONS THEREOF, AND NO AGENT OR ANY OF AFFILIATES MAKES ANY REPRESENTATION TO ANY LENDER AS TO THE SUFFICIENCY OR ADVISABILITY OF THE PROVISIONS CONTAINED IN THE ABL INTERCREDITOR AGREEMENT. A COPY OF THE ABL INTERCREDITOR AGREEMENT MAY BE OBTAINED FROM THE ADMINISTRATIVE AGENT.

[Remainder of page intentionally left blank.]

~~Execution Version~~

EXHIBIT A TO AMENDMENT NO. 1

Published CUSIP No. 74971KAJ4

CREDIT AGREEMENT

Dated as of October 15, 2018,

amended as of the Amendment No. 1 Effective Date,

among

R.R. DONNELLEY & SONS COMPANY,

as Borrower,

THE LENDERS PARTY HERETO,

and

~~BANK OF AMERICA, N.A.,~~

JEFFERIES FINANCE LLC,

as Administrative Agent

~~BANK OF AMERICA, N.A.,~~

~~CITIGROUP GLOBAL MARKETS INC.,~~

~~JPMORGAN CHASE BANK, N.A.,~~

~~PNC CAPITAL MARKETS LLC~~

~~and~~

~~WELLS FARGO SECURITIES, LLC,~~

~~as Joint Lead Arrangers and Joint Bookrunners,~~

~~CITIGROUP GLOBAL MARKETS INC.,~~

~~JPMORGAN CHASE BANK, N.A.,~~

~~PNC CAPITAL MARKETS LLC~~

~~and~~

~~WELLS FARGO SECURITIES, LLC,~~

~~as Co-Syndication Agents,~~

~~and~~

~~U.S. BANK NATIONAL ASSOCIATION~~

~~and~~

~~SUNTRUST ROBINSON HUMPHREY, INC.,~~

~~as Co-Documentation Agents~~

Page

ARTICLE I

DEFINITIONS

Section 1.01	Defined Terms	1
Section 1.02	Classification of Loans and Borrowings	~~37~~41
Section 1.03	Other Interpretive Provisions	~~37~~41
Section 1.04	Accounting Terms	~~38~~42
Section 1.05	Rounding	~~38~~42
Section 1.06	Times of Day; Timing of Performance	~~38~~43
Section 1.07	Currencies	~~39~~43
Section 1.08	Limited Conditionality	~~39~~43

ARTICLE II

THE CREDITS

Section 2.01	Commitments	~~40~~44
Section 2.02	Incremental Term Loans	~~40~~44
Section 2.03	Procedure for Borrowing	~~42~~46
Section 2.04	Funding of Borrowings	~~42~~46
Section 2.05	Interest Elections	~~43~~47
Section 2.06	Repayment of Loans; Evidence of Debt	~~44~~48
Section 2.07	Prepayments	~~44~~49
Section 2.08	Fees	~~47~~51
Section 2.09	Interest	~~47~~51
Section 2.10	Alternate Rate of Interest	~~47~~52
Section 2.11	Increased Costs	~~48~~53
Section 2.12	Break Funding Payments	~~49~~54
Section 2.13	Taxes	~~50~~54
Section 2.14	Pro Rata Treatment and Payments	~~53~~58
Section 2.15	Mitigation Obligations; Replacement of Lenders	~~55~~59
Section 2.16	Defaulting Lenders	~~56~~60
Section 2.17	Extensions of Loans	~~56~~61
Section 2.18	Refinancing Amendments	~~58~~62
Section 2.19	Loan Repurchases	~~59~~64
Section 2.20	MIRE Event	~~60~~65
Section 2.21	Illegality	~~61~~65

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.01	Organization; Powers	~~61~~66
Section 3.02	Authorization; Enforceability	~~61~~66
Section 3.03	Governmental Approvals; No Conflicts	~~62~~66
Section 3.04	Financial Position	~~62~~66

-i-

Page

Section 3.05	Properties; Flood Documentation	~~62~~67
Section 3.06	Litigation and Environmental Matters	~~63~~67
Section 3.07	Compliance with Laws and Agreements	~~63~~67
Section 3.08	Investment Company Status; Margin Stock	~~63~~67
Section 3.09	Taxes	~~63~~68
Section 3.10	ERISA	~~63~~68
Section 3.11	Disclosure	~~64~~69
Section 3.12	Liens; Security Interests in the Collateral	~~65~~69
Section 3.13	No Change	~~65~~70
Section 3.14	Subsidiaries	~~65~~70
Section 3.15	Solvency	~~66~~70
Section 3.16	No Default	~~66~~70
Section 3.17	OFAC	~~66~~70
Section 3.18	Anti-Corruption Laws	~~66~~70
Section 3.19	EEA Financial Institutions	~~66~~71
Section 3.20	Use of Proceeds	~~66~~71
Section 3.21	Insurance	~~66~~71
Section 3.22	USA PATRIOT Act	~~67~~71

ARTICLE IV

CONDITIONS

Section 4.01	Closing Date	~~67~~71
Section 4.02	Each Credit Event	~~69~~73

ARTICLE V

AFFIRMATIVE COVENANTS

Section 5.01	Financial Statements; Other Information	~~70~~74
Section 5.02	Notices of Material Events	~~71~~76
Section 5.03	Existence; Conduct of Business	~~72~~76
Section 5.04	Payment of Taxes	~~72~~76
Section 5.05	Maintenance of Properties; Insurance	~~72~~76
Section 5.06	Books and Records; Inspection Rights	~~73~~77
Section 5.07	Compliance with Laws	~~73~~78
Section 5.08	Use of Proceeds	~~73~~78
Section 5.09	Guarantors and Collateral	~~74~~78
Section 5.10	Further Assurances	~~76~~81
Section 5.11	Information Regarding Collateral and Loan Documents	~~77~~81
Section 5.12	Conference Calls	~~77~~81
Section 5.13	Ratings	~~77~~81
Section 5.14	Post-Closing Requirements	~~77~~82

ARTICLE VI

NEGATIVE COVENANTS

Section 6.01	Debt	~~78~~83
Section 6.02	Investments	~~80~~85

-ii-

Page

Section 6.03	Restricted Payments	~~81~~86
Section 6.04	Burdensome Agreements	~~82~~88
Section 6.05	Liens	~~83~~88
Section 6.06	Merger; Sale of Assets	~~86~~91
Section 6.07	Conduct of Business	~~87~~92
Section 6.08	Transactions with Affiliates	~~87~~92
Section 6.09	Changes in Fiscal Periods	~~87~~92
Section 6.10	Restrictions on Amendments of Certain Documents	~~87~~93
Section 6.11	Asset Sales	~~87~~93
Section 6.12	Passive Holdings	93

ARTICLE VII

EVENTS OF DEFAULT

Section 7.01	Events of Default	~~88~~94

ARTICLE VIII

THE ADMINISTRATIVE AGENT

Section 8.01	Appointment and Authorization	~~90~~97
Section 8.02	Administrative Agent and Affiliates	~~91~~97
Section 8.03	Action by Administrative Agent	~~91~~97
Section 8.04	Consultation with Experts	~~92~~98
Section 8.05	Delegation of Duties	~~92~~98
Section 8.06	Successor Administrative Agent	~~92~~98
Section 8.07	Credit Decision	~~93~~99
Section 8.08	Lead Arrangers; Co-Syndication Agents; Co-Documentation Agents	~~93~~99
Section 8.09	Tax Indemnification by the Lenders	~~93~~100
Section 8.10	Administrative Agent May File Proofs of Claim; Credit Bidding	~~94~~100
Section 8.11	ERISA Matters	~~95~~101
Section 8.12	Erroneous Payments	102

ARTICLE IX

MISCELLANEOUS

Section 9.01	Notices	~~96~~103
Section 9.02	Waivers; Amendments	~~98~~105
Section 9.03	Enforcement	~~99~~106
Section 9.04	Expenses; Indemnity; Damage Waiver	~~99~~106
Section 9.05	Successors and Assigns	~~101~~108
Section 9.06	Survival	~~105~~112
Section 9.07	Counterparts; Integration; Effectiveness	~~106~~112
Section 9.08	Severability	~~106~~113
Section 9.09	Right of Setoff	~~106~~113
Section 9.10	Governing Law; Jurisdiction; Consent to Service of Process	~~106~~113
Section 9.11	WAIVER OF JURY TRIAL	~~107~~114
Section 9.12	Headings	~~107~~114
Section 9.13	Confidentiality	~~107~~114

-iii-

Page

Section 9.14	USA PATRIOT Act	~~108~~115
Section 9.15	Collateral and Guarantee Matters	~~108~~115
Section 9.16	No Advisory or Fiduciary Relationship	~~109~~116
Section 9.17	Platform; Borrower Materials	~~110~~117
Section 9.18	Electronic Execution of Assignments and Certain Other Documents	~~110~~117
Section 9.19	Acknowledgment and Consent to Bail-In of EEA Financial Institutions	~~111~~117
Section 9.20	California Judicial Reference	~~111~~118
Section 9.21	ABL Intercreditor Agreement	~~111~~118

-iv-

SCHEDULES:

Schedule 1.01A	—	Commitments
Schedule 1.01B	—	Closing Date Mortgaged Properties
Schedule 3.06	—	Disclosed Matters
Schedule 3.12	—	Filings
Schedule 3.14	—	Subsidiary Guarantors
Schedule 4.01	—	Local Counsel
Schedule 6.01	—	Existing Debt
Schedule 6.02	—	Existing Investments
Schedule 6.05	—	Existing Liens
Schedule 9.01	—	Notices

EXHIBITS:

Exhibit A	—	Form of Assignment and Assumption
Exhibit B	—	Form of Borrower Purchasing Party Assignment Agreement
Exhibit C	—	Form of Guarantee Agreement
Exhibit D-1	—	Form of Security Agreement
Exhibit D-2	—	Form of Pledge Agreement
Exhibit E	—	Form of Secretary Certificate
Exhibit F	—	Form of ABL Intercreditor Agreement
Exhibit G	—	Form of Non-Bank Certificate
Exhibit H-1	—	Form of Perfection Certificate
Exhibit H-2	—	Form of Perfection Certificate Supplement
Exhibit I	—	Form of Solvency Certificate
Exhibit J	—	Auction Procedures
Exhibit K	—	Form of Committed Loan Notice

-v-

CREDIT AGREEMENT, dated as of October 15, 2018 (as amended, restated, extended, supplemented or otherwise modified from time to time, this “Agreement”), among R.R. DONNELLEY & SONS COMPANY, a Delaware corporation (the “Borrower”), the LENDERS party hereto from time to time and ~~BANK OF AMERICA, N.A.~~JEFFERIES FINANCE LLC, as Administrative Agent.

The parties hereto agree as follows:

ARTICLE I

Definitions

Section 1.01 Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“2019 Notes” means the Borrower’s 11.25% senior notes due 2019.

“2022 Incremental Term Lender” means a Lender with a 2022 Incremental Term Loan Commitment or an outstanding 2022 Incremental Term Loan.

“2022 Incremental Term Loan Commitments” has the meaning assigned to such term in Amendment No. 1.

“2022 Incremental Term Loans” has the meaning assigned to such term in Amendment No. 1.

“ABL Agent” means Wells Fargo Bank ~~of America, N.A.~~, National Association, as administrative agent under the ABL Credit Agreement or any successor thereto acting in such capacity.

“ABL Collateral” has the meaning assigned to such term in the ABL Intercreditor Agreement.

“ABL Credit Agreement” means (i) that certain Second Amended and Restated Credit Agreement, dated as of September 29, 2017, amended as of the ~~Closing~~Amendment No. 1 Effective Date and as amended, supplemented, restated, amended and restated, extended or otherwise modified from time to time after the ~~Closing~~Amendment No. 1 Effective Date, among the Borrower, the Subsidiary Guarantors, the lenders party thereto, the ABL Agent and the other parties thereto, and (ii) any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any Debt or other financial accommodation that has been incurred to refinance or replace (subject to the limitations set forth herein) in whole or in part and with the same or different lenders, in a greater or lesser principal or commitment amount, the Debt and other obligations outstanding under (x) the credit agreement referred to in clause (i) or (y) any subsequent ABL Credit Agreement, unless such agreement or instrument expressly provides that it is not intended to be and is not an ABL Credit Agreement hereunder. Any reference to the ABL Credit Agreement hereunder shall be deemed a reference to any ABL Credit Agreement then in existence.

“ABL Intercreditor Agreement” means that certain ABL Intercreditor Agreement, dated as of the Closing Date, by and among the Administrative Agent, the ABL Agent and the other parties thereto from time to time, substantially in the form of Exhibit F.

“ABL Loan Documents” has the meaning assigned to the term “Loan Documents” (or similar term) in the ABL Credit Agreement.

“ABR” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

“ABR Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”.

“Act” has the meaning assigned to such term in Section 9.14.

“Additional Term Loan Commitments” has the meaning assigned to such term in Amendment No. 1.

“Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment.

“Administrative Agent” means Bank of America in its capacity as the contractual representative and agent for all of the Secured Parties for purposes of this Agreement, as designated and appointed in accordance with Article VIII, and any successor thereto as provided herein.

“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 9.01, or such other address or account as the Administrative Agent may from time to time notify to the Borrower and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, Controls, is Controlled by or is under common Control with such Person. For purposes of this Agreement and the other Loan Documents, Jefferies LLC and its Affiliates shall be deemed to be Affiliates of Jefferies Finance LLC and its Affiliates.

“Agent Parties” has the meaning assigned to such term in Section 9.01(c).

“Aggregate Exposure” means, with respect to any Lender at any time, the aggregate then outstanding principal amount of such Lender’s Term Loans.

“Agreement” has the meaning assigned to such term in the preamble to this Credit Agreement.

“All-in Yield” means, as to any Loans (or other Debt, if applicable), the yield thereon to Lenders (or other lenders, as applicable) providing such Loans (or other Debt, if applicable) in the primary syndication thereof, whether in the form of interest rate, margin, original issue discount, upfront fees, rate floors or otherwise; provided, that original issue discount and upfront fees shall be equated to interest rate based on an assumed four year average life (or, if less, the stated life to maturity at the time of the incurrence of such Loans or other Debt, if applicable); provided, further, that “All-in Yield” shall not include arrangement, commitment, underwriting, structuring or similar fees (regardless of whether paid in whole or in part to any or all lenders), other fees not paid generally to all lenders of such Loans (or other Debt, if applicable) and customary consent fees for an amendment paid generally to consenting lenders; and provided, further, any Debt that is fixed rate Debt shall, for the purpose of determining the “~~All-In~~All-in Yield,” be swapped to a floating rate on a customary match maturity basis.

“Alternate Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by the Administrative Agent as its “prime rate” and (c) ~~the Eurodollar Rate~~Adjusted Term SOFR for a one-month tenor in effect on such day plus 1.00%. The “prime rate”~~is a rate set by the Administrative Agent based upon various factors including the Administrative Agent’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by the Administrative Agent shall take effect at the opening of business on the day specified in the public announcement of such change.~~means, for any day, the prime rate published in the Wall Street Journal for such day, provided that if the Wall Street Journal ceases to publish for any reason such rate of interest, “prime rate” means the prime lending rate as set forth on the Bloomberg page PRIMBB Index (or successor page) for such day (or such other service as determined by the Administrative Agent from time to time for purposes of providing quotations of prime lending interest rates); each change in the prime rate shall be effective on the date such change is effective. The prime rate is not necessarily the lowest rate charged by any financial institution to its customers.

“Amendment No. 1 Arranger” has the meaning assigned to such term in Amendment No. 1.

“Amendment No. 1 Effective Date” has the meaning assigned to such term in Amendment No. 1.

“Amendment No. 1” means Amendment No. 1 to this Agreement, dated as of the Amendment No. 1 Effective Date, by and among the Borrower, Bank of America, N.A., as the resigning administrative agent, the Administrative Agent and the Lenders party thereto.

“Anti-Corruption Laws” has the meaning assigned to such term in Section 3.18.

“Applicable Percentage” means, with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) of the Aggregate Exposure of all Lenders represented by the Aggregate Exposure of such Lender (or, if all Term Loans have been repaid, such percentage immediately prior to such repayment).

“Applicable Rate” means (a) for each Term B Loan (including the Replacement Term Loans), 5.00% for ~~Eurodollar~~SOFR Loans and 4.00% for ABR Loans and (b) for each Type of Incremental Term Loan (other than the 2022 Incremental Term Loans), such per annum rates as shall be agreed to by the Borrower and the applicable Incremental Term Lenders as shown in the applicable Incremental Assumption Agreement.

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Asset Acquisition” means:

(1) an Investment by the Borrower or any Restricted Subsidiary in any other Person if, as a result of such Investment, such Person shall become a Restricted Subsidiary, or shall be merged with or into the Borrower or any Restricted Subsidiary, or

(2) the acquisition by the Borrower or any Restricted Subsidiary of all or substantially all of the assets or equity interests of any other Person or any division or line of business of any other Person.

“Asset Sale” means any sale, issuance, conveyance, transfer, lease, assignment or other disposition by the Borrower or any Restricted Subsidiary to any Person other than the Borrower or any Guarantor (including by means of a sale and leaseback transaction, a merger or consolidation or an LLC Division) (collectively, for purposes of this definition, a “transfer”), in one transaction or a series of related transactions, of any assets of the Borrower or any of its Restricted Subsidiaries other than dispositions of inventory in the ordinary course of business. For purposes of this definition, the term “Asset Sale” shall not include:

(1) transfers of cash or Permitted Investments;

(2) transfers of assets (including Equity Interests) that are governed by, and made in accordance with, Section 6.06;

(3) Restricted Payments not prohibited by Section 6.03 and Investments not prohibited by Section 6.02;

(4) the creation of any Lien permitted by Section 6.05;

(5) transfers of assets that are (i) damaged, worn out or obsolete or (ii) replaced by or exchanged for assets of similar suitability and value;

(6) dispositions of property by the Borrower or any Subsidiary to the Borrower or to a Restricted Subsidiary that is a Wholly Owned Subsidiary; provided that if the transferor of such property is a Loan Party, the transferee thereof must be a Loan Party;

(7) Involuntary Dispositions;

(8) Asset Swaps (including assumption of liabilities or obligations in connection therewith) useful in the business of the Borrower and its Subsidiaries;

(9) sales or grants of licenses, cross-licenses or sublicenses to use the patents, trade secrets, know-how and other Intellectual Property or other intangible assets, the abandonment, cancellation or other disposition of Intellectual Property, and licenses, leases or subleases or other occupancy arrangements of other assets, of the Borrower or any Restricted Subsidiary, to the extent not materially interfering with the required use of such property by the Borrower and the Restricted Subsidiaries;

(10) the sale or discount of accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof (and not as part of any financing of receivables);

(11) Dispositions of Investments to the extent required by, or made pursuant to, customary buy/sell arrangements between the holders of Equity Interests pursuant to shareholders’ or joint venture agreements or similar arrangements; ~~and~~

(12) any transfer or series of related transfers that, but for this clause, would be Asset Sales, if the aggregate Fair Market Value of the assets transferred in such transaction or any such series of related transactions does not exceed $10,000,000~~.~~; and

(13) any dispositions of assets in connection with or relating to the Delta Merger Transactions.

“Asset Swap” means any exchange of assets of the Borrower or any Restricted Subsidiary for assets of another Person (including Equity Interests of a Person whose primary business in a Related Business) that are intended to be used by the Borrower or any Restricted Subsidiary in a Related Business.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.05), and accepted by the Administrative Agent, in substantially the form of Exhibit A (or, in the case of assignments to the Borrower or any of its Subsidiaries, in substantially the form of Exhibit B) or any other form (including electronic documentation generated by use of an electronic platform) approved by the Administrative Agent.

“Auction Manager” has the meaning assigned to such term in Section 2.19(a).

“Auction Procedures” means auction procedures with respect to Purchase Offers set forth in Exhibit J hereto.

“Available Amount” means, as at any date of determination, an amount determined on a cumulative basis equal to, without duplication:

(a) the Retained Excess Cash Flow Amount (commencing with the fiscal year of the Borrower ending December 31, 2022); plus

(b) the cumulative amount of all Declined Prepayment Amounts; plus

(c) the net cash proceeds of any sale of Qualified Equity Interests by, or capital contribution to the common equity of, the Borrower (other than by a Restricted Subsidiary or in connection with the consummation of the Delta Merger) and not utilized as the basis for any other Restricted Payment, Investment or prepayment of Debt hereunder; ~~plus~~minus

~~(d) in the event that any Unrestricted Subsidiary designated as such after the Closing Date is redesignated as a Restricted Subsidiary or has been merged or consolidated with or into or transfers or conveys its assets to, or is liquidated into, the Borrower or a Restricted Subsidiary of the Borrower, or the Equity Interests of such Unrestricted Subsidiary or such Unrestricted Subsidiary’s assets are sold or otherwise disposed of to another Person (other than another Unrestricted Subsidiary), in each case after Closing Date, the lesser of (i) the Fair Market Value of the Investments of the Borrower and its Restricted Subsidiaries in such Unrestricted Subsidiary made utilizing the Available Amount at the time of such redesignation, merger, consolidation, liquidation, transfer or conveyance, or of such sale or disposition of the Equity Interests or assets of such Unrestricted Subsidiary, as applicable, and (ii) the Fair Market Value of the original Investments of the Borrower and its Restricted Subsidiaries in such Unrestricted Subsidiary made utilizing the Available Amount; minus~~

(d) [reserved];

(e) the cumulative amount of Restricted Payments made with the Available Amount from and after the Closing Date and on or prior to such time; minus

(f) the cumulative amount of Investments made with the Available Amount from and after the Closing Date and on or prior to such time (net of any dividends, distributions, profits, returns or similar amounts in respect of any such Investments (not to exceed the original amount of such Investments)); minus

(g) the cumulative amount of Debt prepaid with the Available Amount from and after the Closing Date and on or prior to such time.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Basel III” means, collectively, those certain agreements on capital requirements, leverage ratios and liquidity standards contained in “Basel III: A Global Regulatory Framework for More Resilient Banks and Banking Systems,” “Basel III: International Framework for Liquidity Risk Measurement, Standards and Monitoring,” and “Guidance for National Authorities Operating the Countercyclical Capital Buffer,” each as published by the Basel Committee on Banking Supervision in December 2010 (as revised from time to time), and as implemented by a Lender’s primary U.S. federal banking regulatory authority or primary non-U.S. financial regulatory authority, as applicable.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Internal Revenue Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Internal Revenue Code) the assets of any such “employee benefit plan” or “plan.”

“Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Board of Directors” means the Board of Directors of the Borrower or any committee thereof duly authorized to act on behalf of such Board of Directors.

“Bona Fide Debt Fund” means any fund or investment vehicle that is primarily engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and other similar extensions of credit in the ordinary course.

“Borrower”~~means R.R. Donnelley & Sons Company, a Delaware corporation~~has the meaning assigned to such term in the preamble to this Credit Agreement.

“Borrower Materials” has the meaning assigned to such term in Section 9.17.

“Borrowing” means a Loan of the same Class and Type, made, converted or continued on the same date and, in the case of ~~Eurodollar~~SOFR Loans, as to which a single Interest Period is in effect.

“Borrowing Date” means any Business Day specified by the Borrower as a date on which the Borrower requests the relevant Lenders to make Loans hereunder.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that when used in connection with a ~~Eurodollar~~SOFR Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in Dollar deposits in the London interbank market.

“CAM” means Chatham Asset Management, LLC, a Delaware limited liability company, together with its Affiliates.

“Capital Expenditures” means, without duplication, all expenditures made (whether made in the form of cash or other property) or costs incurred for the acquisition or improvement of fixed or capital assets of the Borrower and its Restricted Subsidiaries (excluding normal replacements and maintenance which are properly charged to current operations), in each case that are (or should be) set forth as capital expenditures in a consolidated statement of cash flows of the Borrower and its Restricted Subsidiaries for such period, in each case prepared in accordance with GAAP.

“CFC” means a Subsidiary that is a “controlled foreign corporation” within the meaning of Section 957 of the Internal Revenue Code or a Subsidiary of such a Subsidiary.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) compliance by any Lender (or, for purposes of Section 2.11(b), by any lending office of such Lender or by such Lender’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives (including the rules for systemically important banks contained in “Global systemically important banks: assessment methodology and the additional loss absorbency requirement – Rules text” published by the Basel Committee on Banking Supervision in November 2011, as amended, supplemented or restated) promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law,” regardless of the date created, adopted or issued, but only to the extent it is the general policy of a Lender to impose applicable increased costs or costs in connection with capital adequacy and liquidity requirements similar to those described in clauses (a) and (b) of Section 2.11 generally on other similarly situated borrowers under similar circumstances under agreements permitting such impositions; provided that such Lender shall only be required to certify compliance with such requirement and shall not be obliged to provide any other information.

“Change of Control” means (i) if any Person, or a group of Persons acting in concert, other than the Permitted Holders, shall at any time acquire beneficial ownership (within the meaning of Rule 13d-3 of the Commission under the Exchange Act), directly or indirectly, of Voting Stock of the Borrower representing 35% or more of the combined voting power of all Voting Stock of the Borrower or (ii) if Intermediate Holdings at any time ceases to directly own 100% of the Voting Stock of the Borrower.

Notwithstanding the foregoing, (1) a transaction in which the Borrower becomes a subsidiary of another Person (other than a Person that is an individual) shall not constitute a Change of Control if the shareholders of the Borrower immediately prior to such transaction beneficially own, directly or indirectly through one or more intermediaries, the same proportion of voting power of the outstanding classes or series of the Borrower’s Voting Stock as such shareholders beneficially own immediately following the consummation of such transaction; provided that such Person shall become a Guarantor hereunder in accordance with the terms of Section 5.09(b) (assuming that the requirements thereunder that apply to newly acquired Restricted Subsidiaries apply to such Person) and thereafter (i) all covenants applicable to a Restricted Subsidiary shall apply to such Person, (ii) all financial calculations and financial statements made by reference to the Borrower shall be made by reference to such Person and (iii) the Administrative Agent and the Borrower shall enter into an amendment to this Agreement (which shall not require the consent of any other Lender) to give effect to the foregoing; and (2) a transaction in which the Borrower consolidates with or merges into another U.S. Person shall not constitute a Change of Control if (A) the outstanding Voting Stock of the Borrower is converted into or exchanged for the Voting Stock (other than Disqualified Equity Interests) of the surviving Person, and (B) immediately after such merger or consolidation, (x) no person or group (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is the beneficial owner (as such term is defined in Rules 13d-3 and 13d-5 under the Exchange Act) of more than 35% of the aggregate voting power of all outstanding classes or series of such surviving Person’s Voting Stock and (y) Intermediate Holdings directly owns 100% of the aggregate voting power of all outstanding classes or series of such surviving Person’s Voting Stock.

For purposes of this definition, a Person shall not be deemed to have beneficial ownership of securities subject to a stock purchase agreement, merger agreement or similar agreement until the consummation of the transactions contemplated by such agreement.

“Class” (a) when used in reference to any Loans or Borrowing, refers to whether such Loans or the Loans comprising such Borrowing, are Term B Loans, Incremental Term Loans established as a new Class of Loans, Extended Term Loans established as a new Class of Loans or Refinancing Term Loans established as a new Class of Loans, (b) when used in reference to any Commitments, refers to whether such Commitment is in respect of a commitment to make Term B Loans, Incremental Term Loans of a given Class, Extended Term Loans of a given Class or Refinancing Term Loans of a given Class, and (c) when used in reference to any Lender, refers to whether such Lender has a Loan or Commitment with respect to a particular Class of Loans or Commitments. Incremental Term Loans, Extended Term Loans or Refinancing Term Loans that have different terms and conditions shall be construed to be in different Classes.

“Closing Date” means ~~the date on which the conditions precedent set forth in Section 4.01 shall have been satisfied (or waived in accordance with Section 9.02)~~October 15, 2018.

“Closing Date Mortgaged Properties” has the meaning assigned to such term in the definition of “Mortgaged Properties.”

“Co-Documentation Agents” means U.S. Bank National Association and SunTrust Robinson Humphrey, Inc., as co-documentation agents.

“Co-Syndication Agents” means Citigroup Global Markets Inc., JPMorgan Chase Bank, N.A., PNC Capital Markets LLC and Wells Fargo Securities, LLC, as co-syndication agents.

“Collateral” means all of the “Pledged Collateral,” “Collateral” and “Mortgaged Property” referred to in the Collateral Documents and all property pledged or granted (or purported to be pledged or granted) as collateral pursuant to the Security Agreement and the other Collateral Documents.

“Collateral Documents” means, collectively, the Security Agreement, the Pledge Agreement, each of the Mortgages, each other security document, mortgage, pledge agreement or collateral agreement executed and delivered in connection with this Agreement and/or the other Loan Documents and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties.

“Commission” or “SEC” means the Securities and Exchange Commission or any federal body succeeding to its principal functions.

“Commitment” means, with respect to each Lender (to the extent applicable), such Lender’s Incremental Commitment and Term Loan Commitment, as applicable.

“Committed Loan Notice” means a notice of (a) a Borrowing, (b) a conversion of Loans from one Type to the other, or (c) a continuation of ~~Eurodollar~~SOFR Loans, pursuant to Section 2.05(a), which shall be substantially in the form of Exhibit K or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Consolidated Debt” means the total debt of the Borrower and its Consolidated Restricted Subsidiaries, as determined on a consolidated basis in accordance with GAAP.

“Consolidated EBITDA” means, for any period,

(a) Consolidated Net Income for such period, plus

(1) to the extent deducted in computing such Consolidated Net Income for such period, the sum (without duplication) of

(2) all income taxes of the Borrower and its Consolidated Restricted Subsidiaries paid or accrued in accordance with GAAP,

(3) Consolidated Interest Expense,

(4) depreciation and amortization in accordance with GAAP,

(5) any non-cash charges, accruals or reserves for extraordinary, unusual or nonrecurring items,

(6) all non-cash compensation expense,

(7) all other non-cash charges, expenses or losses, including any impairment (including any impairment of intangibles and goodwill) (excluding any non-cash charge, expense or loss that results in an accrual of a reserve for cash charges in any future period and any non-cash charge, expense or loss relating to write-offs, write downs or reserves with respect to accounts receivable or inventory),

(8) any loss or gain on extinguishment of debt, ~~and~~

~~(9) any restructuring and impairment charges and any cash charges in respect of non-recurring or unusual items, minus~~

(9) any restructuring and impairments charges or expenses and any fees, charges or other expenses paid or incurred in connection with any actual or proposed non-ordinary course Investment, asset sale, acquisition, recapitalization or issuance of capital stock or incurrence of Debt or any amendment or modification of Debt, or any other non-recurring or unusual items (including the Delta Merger Transaction Expenses to the extent paid (and not reimbursed) or incurred by the Borrower and its Consolidated Restricted Subsidiaries), and

(10) any reasonable good faith estimates of factually supportable and identifiable cost savings resulting from the Delta Merger Transactions that have been realized or for which the steps necessary for realization have been taken and are expected to be realized within 12 months of the Amendment No. 1 Effective Date, in an amount not to exceed, when aggregated with any cost savings pursuant to clause (B)(i) of the definition of “Pro Forma Basis”, 10% of Consolidated EBITDA before giving effect to such cost savings for any measurement period, which cost savings can be reasonably computed, as certified in writing in an Officer’s Certificate executed by a Responsible Officer of the Borrower and delivered to the Administrative Agent, minus

(b) (i) to the extent added in computing Consolidated Net Income for such period, total interest income, as determined in accordance with GAAP and (ii) the payment of cash, if any, when actually paid, with respect to any charge, accrual or reserve that was deducted in determining Consolidated Net Income in such period, but added back in any prior period pursuant to clause (b)(iv).

“Consolidated Interest Expense” means, for any period, on a Pro Forma Basis (a) total interest expense of the Borrower and its Consolidated Restricted Subsidiaries for such period, as determined in accordance with GAAP, plus (b) without duplication, the consolidated interest, fees, yield or discount accrued during such period on the aggregate outstanding investment or claim held by purchasers, assignees or other transferees of (or of interests in) receivables of the Borrower and its Consolidated Restricted Subsidiaries in connection with securitization transactions (regardless of the accounting treatment of such securitization transactions).

“Consolidated Net Income” means, for any period, the consolidated net earnings (or loss) after taxes of the Borrower and its Consolidated Restricted Subsidiaries for such period, as determined in accordance with GAAP.

“Consolidated Restricted Subsidiary” means any Consolidated Subsidiary that is a Restricted Subsidiary.

“Consolidated Subsidiary” means, at any date, any Subsidiary the accounts of which would be consolidated with those of the Borrower in its consolidated financial statements at such date in accordance with GAAP.

“Consolidated Working Capital” means, with respect to the Borrower and its Restricted Subsidiaries on a consolidated basis at any date of determination, Current Assets at such date of determination minus Current Liabilities at such date of determination; provided that increases or decreases in Consolidated Working Capital shall be calculated without regard to any changes in Current Assets or Current Liabilities as a result of (a) any reclassification in accordance with GAAP of assets or liabilities, as applicable, between current and noncurrent or (b) the effects of purchase accounting.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is legally bound.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Current Assets” means, with respect to the Borrower and its Restricted Subsidiaries on a consolidated basis at any date of determination, all assets (other than cash, Permitted Investments or other cash equivalents) that would, in accordance with GAAP, be classified on a consolidated balance sheet of the Borrower and its Restricted Subsidiaries as current assets at such date of determination, other than amounts related to current or deferred taxes based on income or profits.

“Current Liabilities” means, with respect to the Borrower and its Restricted Subsidiaries on a consolidated basis at any date of determination, all liabilities that would, in accordance with GAAP, be classified on a consolidated balance sheet of the Borrower and its Restricted Subsidiaries as current liabilities at such date of determination, other than (a) the current portion of any Debt, (b) accruals of Consolidated Interest Expense (excluding Consolidated Interest Expense that is due and unpaid), (c) accruals for current or deferred taxes based on income or profits, (d) accruals, if any, of transaction costs resulting from the Transactions, and (e) accruals of any costs or expenses related to (i) severance or termination of employees prior to the Closing Date or (ii) bonuses, pension and other post-retirement benefit obligations.

“Debt” means (but without duplication of any item) (i) indebtedness for borrowed money or for the deferred purchase price of property or services other than (x) trade accounts payable on customary terms in the ordinary course of business and (y) financial obligations under management consulting contracts or noncompete agreements with unaffiliated Persons entered into in connection with the acquisition of the businesses of such Persons, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations as lessee under leases which shall have been or should be, in accordance with GAAP as of the Closing Date, recorded as capital leases, (iv) the maximum amount available to be drawn under letters of credit (including standby and commercial); provided that letters of credit that are cash collateralized, up to a maximum aggregate amount of $50,000,000 at any one time, shall not be deemed Debt, (v) net obligations under any Hedging Obligations and (vi) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clause (i), (ii), (iii), (iv) or (v) above.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Declined Prepayment Amount” has the meaning assigned to such term in Section 2.07(e).

“Declining Term Lender” has the meaning assigned to such term in Section 2.07(e).

“Default” means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

“Defaulting Lender” means, subject to Section 2.16(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two Business Days of the date when due, (b) has notified the Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, other than via an Undisclosed Administration, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.16(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrower and each other Lender promptly following such determination.

“Delta Merger” has the meaning assigned to such term in Amendment No. 1.

“Delta Merger Agreement” has the meaning assigned to such term in Amendment No. 1.

“Delta Merger Closing Date” has the meaning assigned to such term in Amendment No. 1.

“Delta Merger CoC Financing” has the meaning assigned to such term in Amendment No. 1.

“Delta Merger Debt Exchange” has the meaning assigned to such term in Amendment No. 1.

“Delta Merger Financing” has the meaning assigned to such term in Amendment No. 1.

“Delta Merger Transaction Expenses” means any and all fees (including consent fees), costs or expenses incurred or paid by the Permitted Holders, Intermediate Holdings, the Parent, the Borrower or any of their respective Subsidiaries in connection with or related to the Delta Merger Agreement or the Delta Merger Transactions, including any payments to officers, employees and directors as change of control payments, severance payments, special or retention bonuses, or stock options.

“Delta Merger Transactions” has the meaning assigned to such term in Amendment No. 1.

“Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction.

“Designated Non-Cash Consideration” means the Fair Market Value of non-cash consideration received by the Borrower or any of its Restricted Subsidiaries in connection with an Asset Sale, less the amount of cash received in connection with a subsequent disposition of or collection on such Designated Non-Cash Consideration.

~~“Designation” has the meaning assigned to such term in the definition of “Unrestricted Subsidiary.”~~

~~“Designation Amount” has the meaning assigned to such term in the definition of “Unrestricted Subsidiary.”~~

“Disclosed Matters” means the actions, suits and proceedings and the environmental matters disclosed in Schedule 3.06.

“Disposition” means, with respect to any property, any sale, lease, license, sale and leaseback, assignment, conveyance, transfer or other disposition thereof. The terms “Dispose” and “Disposed of” shall have correlative meanings.

“Disqualified Equity Interests” of any Person means any class of Equity Interests of such Person that, by its terms, or by the terms of any related agreement or of any security into which it is convertible, puttable or exchangeable, is, or upon the happening of any event or the passage of time would be, required to be redeemed by such Person, whether or not at the option of the holder thereof, or matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, in whole or in part, in each case on or prior to the date that is 91 days after the Term B Maturity Date; provided, however, that any class of Equity Interests of such Person that, by its terms, authorizes such Person to satisfy in full its obligations with respect to the payment of dividends or upon maturity, redemption (pursuant to a sinking fund or otherwise) or repurchase thereof or otherwise by the delivery of Equity Interests that are not Disqualified Equity Interests, and that is not convertible, puttable or exchangeable for Disqualified Equity Interests or Debt, will not be deemed to be Disqualified Equity Interests so long as such Person satisfies its obligations with respect thereto solely by the delivery of Equity Interests that are not Disqualified Equity Interests; provided, further, however, that any Equity Interests that would not constitute Disqualified Equity Interests but for provisions thereof giving holders thereof (or the holders of any security into or for which such Equity Interests are convertible, exchangeable or exercisable) the right to require the Borrower to redeem such Equity Interests upon the occurrence of a change of control, asset sale or casualty or condemnation event occurring prior to the 91st day after the Term B Maturity Date shall not constitute Disqualified Equity Interests if such Equity Interests specifically provide that the Borrower will not redeem any such Equity Interests pursuant to such provisions prior to the Obligations (other than contingent obligations not yet accrued and payable) having been paid in full.

“Disqualified Lenders” means, as of any date, (a) those Persons identified by the Borrower in writing to the Administrative Agent prior to September 18, 2018, (b) competitors of the Borrower and its Subsidiaries that are identified by the Borrower to the Administrative Agent in writing from time to time not less than three Business Days prior to such date after the Closing Date and (c) any Affiliate of any Person described in clauses (a) or (b) above that is identified by the Borrower to the Administrative Agent in writing from time to time or clearly identifiable solely on the basis of its name as an Affiliate of such Person, other than an Affiliate of such Person that is a Bona Fide Debt Fund; provided, that Disqualified Lenders shall exclude any Person that the Borrower has designated as no longer being a “Disqualified Lender” by written notice delivered to the Administrative Agent from time to time.

“Dollars” and the sign “$” each mean the lawful currency of the United States.

“Domestic Subsidiary” means any Subsidiary of the Borrower that is organized under the laws of the United States, any state thereof or the District of Columbia.

“DQ List” has the meaning assigned to such term in Section 9.05(f)(iv).

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Environmental Action” means any administrative, regulatory or judicial action, suit, demand, demand letter, claim, notice of noncompliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law, Environmental Permit or Hazardous Materials or arising from alleged injury or threat of injury to the environment, including (a) by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any governmental or regulatory authority or any third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

“Environmental Law” means any federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, judgment, decree or judicial interpretation relating to the environment or Hazardous Materials.

“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting; provided that “Equity Interests” shall not include convertible Debt securities.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or (c) of the Internal Revenue Code (and Sections 414(m) and (o) of the Internal Revenue Code for purposes of provisions relating to Section 412 of the Internal Revenue Code).

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, or the treatment of a Pension Plan amendment as a termination, under Section 4041 or 4041A of ERISA, (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) receipt of notice from the PBGC of its intent to take action under Section 4042 of ERISA to terminate or appoint a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Section 430 or 432 of the Internal Revenue Code or Section 303 or 305 of ERISA or (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

~~“Eurodollar” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Eurodollar Rate.~~

~~“Eurodollar Rate” means:~~

~~(a) for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) or a comparable or successor rate, determined in accordance with Section 2.10, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and~~

~~(b) for any interest calculation with respect to any loan bearing interest at the Alternate Base Rate on any date, the rate per annum equal to LIBOR, at or about 11:00 a.m., London time determined two Business Days prior to such date for U.S. Dollar deposits with a term of one month commencing that day; and~~

~~provided that (i) to the extent a comparable or successor rate is determined in accordance with Section 2.10 in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent and (ii) in the event that the Eurodollar Rate as determined above for any Term B Loan would otherwise be less than 0.00%, such Eurodollar Rate shall be deemed to be 0.00%.~~

“Event of Default” has the meaning assigned to such term in Section 7.01.

“Excess Cash Flow” means, for any period, an amount equal to the excess of:

(a) the sum, without duplication, of

(i) Consolidated Net Income for such period,

(ii) an amount equal to the amount of all non-cash charges to the extent deducted in arriving at such Consolidated Net Income,

(iii) decreases in Consolidated Working Capital for such period (other than any such decreases arising from acquisitions or dispositions outside the ordinary course of business by the Borrower and its Restricted Subsidiaries completed during such period),

(iv) cash receipts by the Borrower and its Restricted Subsidiaries in respect of Hedging Obligations during such fiscal year to the extent not otherwise included in such Consolidated Net Income,

(v) the amount by which tax expense deducted in determining such Consolidated Net Income for such period exceeded taxes (including penalties and interest) paid in cash or tax reserves set aside or payable (without duplication) by the Borrower and its Restricted Subsidiaries in such period,

(vi) any losses on Asset Sales to the extent reflected in Consolidated Net Income for such period,

(vii) any non-cash losses reflected in Consolidated Net Income for such period due solely to fluctuations in currency values and the related tax effects according to GAAP, and

(viii) any non-cash extraordinary, unusual or nonrecurring loss (or the tax effect of any such extraordinary, unusual or nonrecurring loss) reflected in Consolidated Net Income for such period, over

(b) the sum, without duplication, of

(i) an amount equal to the amount of all non-cash credits included in arriving at such Consolidated Net Income,

(ii) without duplication of amounts deducted pursuant to clause (ix) below in prior years, the amount of Capital Expenditures or acquisitions of Intellectual Property made in cash during such period by the Borrower and its Restricted Subsidiaries, except to the extent that such Capital Expenditures or acquisitions were financed with the proceeds of Debt of the Borrower or its Restricted Subsidiaries (other than under any revolving credit facility),

(iii) the aggregate amount of all principal payments of Debt of the Borrower and its Restricted Subsidiaries (including (A) the principal component of payments in respect of capital lease obligations, (B) the amount of any scheduled repayment of Term Loans, but excluding all other prepayments of Term Loans, and (C) all prepayments in respect of any revolving credit facility, but only to the extent there is an equivalent permanent reduction in commitments thereunder), except to the extent financed with the proceeds of other Debt (other than under any revolving credit facility) of the Borrower or its Restricted Subsidiaries,

(iv) increases in Consolidated Working Capital for such period (other than any such increases arising from acquisitions or dispositions outside the ordinary course of business by the Borrower and its Restricted Subsidiaries completed during such period or the application of purchase accounting),

(v) payments by the Borrower and its Restricted Subsidiaries during such period in respect of long-term liabilities of the Borrower and its Subsidiaries other than Debt, to the extent not already deducted from Consolidated Net Income, except to the extent financed with the proceeds of other Debt (other than under any revolving credit facility) of the Borrower or its Restricted Subsidiaries,

(vi) without duplication of amounts deducted pursuant to clause (ix) below in prior fiscal years, the aggregate amount of cash consideration paid by the Borrower and its Subsidiaries (on a consolidated basis) in connection with Investments (including acquisitions) made during such period pursuant to Section 6.02 (except for those Investments made under Sections 6.02(a), (b), (c), (d), (f), (g), (i) and (j)) to the extent that such Investments were financed with internally generated cash flow of the Borrower and its Restricted Subsidiaries,

(vii) the amount of Restricted Payments during such period (on a consolidated basis) by the Borrower and its Restricted Subsidiaries made in compliance with Section 6.03 (other than Sections 6.03(b) (except to the extent a Restricted Payment is made pursuant to Section 6.03(b) to a Person that is not the Borrower or a Restricted Subsidiary), (c), (f) and (j)) to the extent such Restricted Payments were financed with internally generated cash flow of the Borrower and its Restricted Subsidiaries,

(viii) the aggregate amount of any premium, make-whole or penalty payments actually paid in cash by the Borrower and its Restricted Subsidiaries during such period that are made in connection with any prepayment of Debt to the extent that such payments are not deducted in calculating Consolidated Net Income and were not funded with the proceeds of other Debt (other than Debt under any revolving credit facility) of the Borrower or its Restricted Subsidiaries,

(ix) without duplication of amounts deducted from Excess Cash Flow in prior periods, the aggregate consideration required to be paid in cash by the Borrower or any of its Restricted Subsidiaries pursuant to binding contracts (the “Contract Consideration”) entered into prior to or during such period relating to Asset Acquisitions, Capital Expenditures or acquisitions of Intellectual Property to be consummated or made during the period of four consecutive fiscal quarters of the Borrower following the end of such period, provided that to the extent the aggregate amount of internally generated cash actually utilized to finance such Asset Acquisition, Capital Expenditures or acquisitions of Intellectual Property during such period of four consecutive fiscal quarters is less than the Contract Consideration, the amount of such shortfall shall be added to the calculation of Excess Cash Flow at the end of such period of four consecutive fiscal quarters,

(x) the amount of taxes (including penalties and interest) paid in cash or tax reserves set aside or payable (without duplication) in such period to the extent they exceed the amount of tax expense deducted in determining Consolidated Net Income for such period,

(xi) cash expenditures in respect of Hedging Obligations during such fiscal year to the extent not deducted in arriving at such Consolidated Net Income,

(xii) any gains on Asset Sales to the extent reflected in Consolidated Net Income for such period,

(xiii) any non-cash gains reflected in Consolidated Net Income for such period due solely to fluctuations in currency values and the related tax effects according to GAAP,

(xiv) any non-cash extraordinary, unusual or nonrecurring gain (or the tax effect of any such extraordinary, unusual or nonrecurring gain) reflected in Consolidated Net Income for such period, and

(xvi) cash payments made during such period for any liability the accrual of which in a prior period did not reduce Consolidated Net Income (and so increased Excess Cash Flow in such prior period) (provided that (1) there was no other deduction to Consolidated Net Income or Excess Cash Flow related to such payment and (2) such payment is not otherwise excluded pursuant to clauses (b)(i) through (b)(xv) above).

“Excess Cash Flow Period” means each fiscal year of the Borrower, commencing with the fiscal year of the Borrower ending December 31, ~~2019~~2022.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Debt” means all Debt permitted to be incurred under Section 6.01.

“Excluded Property” has the meaning assigned thereto in the Security Agreement.

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder or under any other Loan Document, (a) Taxes imposed on or measured by such recipient’s net income (however denominated), franchise Taxes, and branch profits Taxes, in each case imposed by a jurisdiction as a result of (i) such recipient being organized under the laws of, having its principal office in or, in the case of any Lender, having its applicable lending office in such jurisdiction (or any political subdivision thereof) or (ii) any other present or former connection between such recipient and such jurisdiction (including such recipient carrying on a trade or business, having a permanent establishment or being a resident for tax purposes in such jurisdiction), other than any connection arising solely from such recipient having executed, delivered, enforced, become a party to, performed its obligations under, received payments under, received or perfected a security interest under or engaged in any other transaction pursuant to any Loan Documents (including, for the avoidance of doubt, any backup withholding in respect of any such Taxes), (b) any Taxes attributable to such Lender’s failure to comply with Section 2.13(e), (c) in the case of a Lender, any U.S. federal withholding Tax that is imposed on amounts payable to such Lender with respect to an applicable interest in a Loan or Commitment pursuant to the laws in force at the time such Lender (i) acquires such interest in the Commitment (or, to the extent a Lender acquires an interest in a Loan without acquiring an interest in the corresponding Commitment, the Loan), provided that this clause (c)(i) shall not apply to a Lender that acquires its applicable interest pursuant to a request by the Borrower under Section 2.15, or (ii) designates a new lending office, except in each case to the extent that such Lender (or its assignor, if any) was entitled, immediately prior to the designation of a new lending office (or assignment), to receive additional amounts from any Loan Party with respect to such withholding Tax pursuant to Section 2.13 and (d) any withholding Tax imposed pursuant to FATCA.

“Existing Term B Commitment” means, as to any Term B Lender, the obligation of such Term B Lender to make Term B Loans in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule 1.01A or in the Assignment and Assumption or Incremental Assumption Agreement pursuant to which such Term B Lender became a party hereto as the same may be changed from time to time pursuant to the terms of this Agreement (including as increased, extended or replaced as provided in Section 2.02, 2.17 and 2.18). The aggregate amount of all Existing Term B Commitments as of the Closing Date was $550,000,000.

“Existing Term B Loans” means the Term Loans made pursuant to the Existing Term B Commitment.

“ExpressMap” means, with respect to any Mortgaged Property, an aerial map depicting material improvements utilized in connection with such Mortgaged Property, issued by a survey provider that has been selected by the Borrower and is reasonably acceptable to the Administrative Agent and in form and substance reasonably acceptable to the Administrative Agent, and is otherwise sufficient to allow the issuance of the Mortgage Policy with respect to such Mortgaged Property without any exception (other than customary exceptions) for such matters as would be shown on an accurate survey of the Mortgaged Property and with a standard “land same as survey” and such other customary survey related endorsements as the Administrative Agent may reasonably request.

“Extended Term Loan” has the meaning assigned to such term in Section 2.17(a).

“Extending Lender” has the meaning assigned to such term in Section 2.17(a).

“Extension” has the meaning assigned to such term in Section 2.17(a).

“Extension Amendment” has the meaning assigned to that term in Section 2.17(b).

“Fair Market Value” means, with respect to any asset, as determined by the Borrower, the price (after taking into account any liabilities relating to such assets) that would be negotiated in an arm’s-length transaction for cash between a willing seller and a willing and able buyer, neither of which is under any compulsion to complete the transaction.

“Facility” means any Term Facility.

“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code as of the ~~date hereof~~Closing Date (and any amended or successor version thereof that is substantively comparable and not materially more onerous to comply with), any current or future Treasury regulations or other official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code as of the date of this Agreement (or any amended or successor version described above), and any intergovernmental agreement, treaty or convention among Governmental Authorities (and any related legislation, rules or official administrative practices) implementing any of the foregoing.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to the Administrative Agent on such day on such transactions as determined by the Administrative Agent; provided that if Federal Funds Rate shall be less than zero, such rate shall be deemed zero for purpose of this Agreement.

“Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of the Borrower.

“First Priority Debt” means Consolidated Debt that is secured by a first-priority Lien on any Collateral.

“First Priority Debt Leverage Ratio” means, on a Pro Forma Basis as of any date of determination, the ratio of (a) First Priority Debt as of such date, less Unrestricted Cash of the Borrower and its Restricted Subsidiaries as of such date, if any, in an amount not to exceed $150,000,000, to (b) Consolidated EBITDA for the most recent four fiscal quarter period preceding such date for which financial statements have been or were required to be delivered pursuant to Section 5.01(a) or (b) (or, prior to the delivery of any such financial statements, the latest financial statements referred to in Section 3.04).

“Flood Documentation” means with respect to each improved Mortgaged Property, (i) a completed “life-of-loan” Federal Emergency Management Agency standard flood hazard determination (to the extent an improved Mortgaged Property has a building or mobile home located in a Special Flood Hazard Area, together with a notice about Special Flood Hazard Area status and flood disaster assistance duly executed by the applicable Loan Party relating thereto) and (ii) a copy of, or a certificate as to coverage under, and a declaration page relating to, the insurance policies, along with a copy of the underlying policies (if requested by the Administrative Agent) required by Section 5.05 hereof and the applicable provisions of the Collateral Documents, the property policy shall (A) be endorsed or otherwise amended to include a “standard” lender’s loss payable or mortgagee endorsement (as applicable), (B) the general liability policy shall name the Administrative Agent, on behalf of the Secured Parties, as additional insured, (C) sufficiently identify the property located in a Special Flood Hazard Area, the applicable flood zone designation and the flood insurance coverage and deductible relating thereto and (D) be otherwise in form and substance reasonably satisfactory to the Administrative Agent, subject to the provisions of Section 5.05.

“Flood Insurance Laws” means, collectively, (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (iii) the National Flood Insurance Reform Act of 1994 as now or hereafter in effect or any successor statute thereto, (iv) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto and (v) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto.

“Floor” means a rate of interest equal to 0.50% per annum.

“Foreign Lender” means any Lender that is not a “United States person” as defined in Section 7701(a)(30) of the Internal Revenue Code.

“Foreign Subsidiary” means any Subsidiary of the Borrower that is not a Domestic Subsidiary.

“GAAP” means generally accepted accounting principles in the United States as set forth in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) and other sources as described in FASB ASC 105, “Generally Accepted Accounting Principles,” that are applicable to the circumstances as of the date of determination, consistently applied.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state, local, provincial or otherwise and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting regulatory capital rules or standards (including the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing).

“Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Debt or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Debt or other obligation of the payment or performance of such Debt or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Debt or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Debt or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Debt or other obligation of any other Person, whether or not such Debt or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Debt to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.

“Guarantee Agreement” means the Guarantee Agreement to be executed and delivered by each Subsidiary Guarantor, substantially in the form of Exhibit C.

“Guarantors” means Intermediate Holdings and each Subsidiary Guarantor.

“Hazardous Materials” means petroleum and petroleum products, byproducts or breakdown products, radioactive materials, asbestos-containing materials, radon gas and any other chemicals, materials or substances designated, classified or regulated as being “hazardous” or “toxic,” or words of similar import, under any federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, judgment, decree or judicial interpretation.

“Hedging Obligations” of any Person means the obligations of such Person under Swap Contracts.

“HMT” has the meaning assigned to such term in the definition of “Sanction(s).”

“Incremental Amount” means, at any time, the sum of:

(a) the excess (if any) of

(i) (x) the aggregate amount of all voluntary prepayments of Term Loans made prior to such time plus (y) the aggregate amount of cash actually paid by the Borrower in respect of repurchases of Term Loans made prior to such time (other than, in the case of clauses (x) and (y), prepayments and repurchases made with the proceeds of long-term Debt (it being understood that drawings under the ABL Credit Agreement are not considered to be proceeds of long-term Debt)); over

(ii) the aggregate amount of all Incremental Term Loan Commitments established after the Closing Date and prior to such time pursuant to Section 2.02 and the aggregate amount of all commitments in respect of Incremental Equivalent Debt established after the Closing Date and prior to such time pursuant to Section 6.01(m), in each case in reliance on this clause (a); and

(b) any amounts so long as immediately after giving pro forma effect to the establishment of any Incremental Term Loan Commitments or the commitments in respect of any Incremental Equivalent Debt, any Asset Acquisition or other transaction consummated concurrently therewith or to be consummated with the proceeds of the loans or other extensions of credit made thereunder, if, (x) in the case of Incremental Facilities or Incremental Equivalent Debt, in each case, constituting First Priority Debt, the First Priority Debt Leverage Ratio is equal to or less than ~~2.00~~1.90 to 1.00, (y) in the case of Incremental Equivalent Debt constituting Priority Debt (other than First Priority Debt), the Priority Debt Leverage Ratio is equal to or less than ~~3.00~~1.90 to 1.00 and (z) in the case of Incremental Equivalent Debt of the Borrower that is unsecured and is not guaranteed by any Subsidiary of the Borrower, the Total Leverage Ratio is equal to or less than ~~5.00~~3.60 to 1.00, and in each case of clauses (x), (y) and (z), calculated (i) as if any Incremental Term Loan Commitments or the commitments in respect of any Incremental Equivalent Debt were fully drawn on the effective date thereof and (ii) without netting any of the proceeds of any of such Incremental Facility or Incremental Equivalent Debt; provided that solely for the purposes of calculating the First Priority Debt Leverage Ratio to determine whether an Incremental Facility or Incremental Equivalent Debt may be incurred pursuant to this clause (b), such calculation shall be made without giving effect to any amount incurred simultaneously under clause (a).

“Incremental Assumption Agreement” means an Incremental Assumption Agreement in form and substance reasonably satisfactory to the Administrative Agent, among the Borrower, the Administrative Agent and, if applicable, one or more Incremental Term Lenders. For the avoidance of doubt, the Amendment No. 1 shall constitute an “Incremental Assumption Amendment”.

“Incremental Assumption Amendment” means any amendment to the Incremental Assumption Agreement.

“Incremental Commitment” means an Incremental Term Loan Commitment.

“Incremental Equivalent Debt” means Debt incurred by one or more of the Loan Parties in the form of one or more series of pari passu notes, junior lien term loans or notes, subordinated term loans or notes or senior unsecured term loans or notes; provided that the requirements applicable to the incurrence of Incremental Term Loans shall not apply; provided further, that such Debt (a) shall not be secured by any property or assets of the Loan Parties or any Restricted Subsidiary other than Collateral, and unless such Debt is unsecured, a Senior Representative acting on behalf of the holders of such Debt shall have become party to a customary intercreditor agreement reasonably satisfactory to the Borrower and the Administrative Agent reflecting the priority of the Liens securing such Debt, (b) shall not be guaranteed by any Person other than one or more Loan Parties, (c) shall not mature prior to the Latest Maturity Date in effect at the time such Debt is incurred, (d) shall not have a Weighted Average Life to Maturity shorter than the Weighted Average Life to Maturity of the Term Loans at the time such Debt is incurred, (e) in the case of Incremental Equivalent Debt in the form of one or more series of pari passu notes, Section 2.02(b)(iv) shall apply and (f) shall have covenants and events of default that are not more restrictive, taken as a whole, than the terms applicable to the Term Loans at the time such Debt is incurred (except for covenants and events of default applicable only to periods after the Latest Maturity Date in effect at the time such Debt is incurred or after the Obligations in effect at such time (other than contingent obligations not yet accrued and payable) have been paid in full), as reasonably determined by the Borrower in good faith.

“Incremental Facility” means the Incremental Commitments and the Incremental Loans made thereunder.

“Incremental Loan” means an Incremental Term Loan.

“Incremental Term Facility” means the Incremental Term Loan Commitments and the Incremental Term Loans made thereunder.

“Incremental Term Lender” means a Lender with an Incremental Term Loan Commitment or an outstanding Incremental Term Loan.

“Incremental Term Loan Commitment” means the commitment of any Lender, established pursuant to Section 2.02, to make Incremental Term Loans to the Borrower.

“Incremental Term Loans” means any term loans borrowed in connection with an Incremental Assumption Agreement.

“Indemnified Taxes” means all Taxes imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document, other than Excluded Taxes.

“Indemnitee” has the meaning assigned to such term in Section 9.04(b).

“Ineligible Institution” means (a) a Defaulting Lender, (b) except with respect to assignments made pursuant to Section 2.19, the Borrower, any of its Subsidiaries or any of its Affiliates, or (c) a company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person or relative(s) thereof.

“Information” has the meaning assigned to such term in Section 9.13.

“Inside Maturity Notes” means each of, individually, (a) the 2019 Notes, and (b) the Borrower’s (i) 7.625% senior notes due 2020, (ii) 7.875% senior notes due 2021, (iii) 8.875% debentures due 2021, (iv) 7.00% senior notes due 2022 and (v) 6.50% senior notes due 2023.

“Insolvency or Liquidation Proceeding” means:

(a) any voluntary or involuntary case or proceeding under any Debtor Relief Law with respect to any Loan Party;

(b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Loan Party or with respect to a material portion of their respective assets;

(c) any liquidation, dissolution, reorganization or winding up of any Loan Party, whether voluntary or involuntary, whether or not under a court’s jurisdiction or supervision, and whether or not involving insolvency or bankruptcy; or

(d) any general assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Loan Party.

“Insurance Policy Debt” means Debt of the Borrower or any of its Restricted Subsidiaries under policies of life insurance now or hereafter owned by the Borrower or any of its Restricted Subsidiaries under which policies the sole recourse for such borrowing is against such policies.

“Intellectual Property” has the meaning assigned thereto in the Security Agreement.

“Interest Election Request” means a request in the form of Exhibit K (or any other form approved by the Administrative Agent (acting reasonably)) by the Borrower to convert or continue a Borrowing in accordance with Section 2.05.

“Interest Payment Date” means (a) with respect to any ABR Loan, the last day of each March, June, September and December and (b) with respect to any ~~Eurodollar~~SOFR Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a ~~Eurodollar~~SOFR Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period.

“Interest Period” means, as to any ~~Eurodollar~~SOFR Loan, (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such ~~Eurodollar~~SOFR Loan and ending one week, one month, two months, three months or six months (or, if available to all Lenders under the applicable Facility, twelve months or any other period acceptable to the Administrative Agent) thereafter, as selected by the Borrower in its Committed Loan Notice, as the case may be, given with respect thereto, and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such ~~Eurodollar~~SOFR Loan and ending one week, one month, two months, three months or six months (or, if agreed to by all Lenders under the applicable Facility, twelve months or any other period acceptable to the Administrative Agent) thereafter, as selected by the Borrower by irrevocable Committed Loan Notice to the Administrative Agent not later than 12:00 noon, New York City time, on the date that is three Business Days prior to the last day of the then current Interest Period with respect thereto; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

(i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

(ii) the Borrower may not select an Interest Period for a Term Loan that would extend beyond the date the final payment is due on such Term Loan; and

(iii) any Interest Period relating to a ~~Eurodollar Rate~~SOFR Loan of at least one month’s duration that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended.

“Intermediate Holdings” has the meaning assigned to such term in Amendment No. 1.

“Intermediate Holdings Documentation” has the meaning assigned to such term in Amendment No. 1.

“Investment” means, as to any Person, any direct or indirect Asset Acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, guarantee or assumption of debt of, or purchase or other acquisition of any other debt or interest in, another Person, or (c) an Asset Acquisition, less any amount paid, repaid, returned, distributed or otherwise received in cash in respect of any Investment. The amount of any Investment shall be the amount actually invested without adjustment for subsequent increases or decreases in value.

“Involuntary Disposition” means any loss of, damage to or destruction of, or any condemnation or other taking for public use of, any property of the Borrower or any Subsidiary.

“Junior Debt” means Debt for borrowed money, other than Debt incurred under or pursuant to the ABL Credit Agreement, that is (x) unsecured, or (y) by its terms subordinated or junior in right of payment or security to the Obligations.

“Junior Debt Restricted Payment” means, any payment or other distribution (whether in cash, securities or other property), directly or indirectly made by the Borrower or any of its Restricted Subsidiaries, of or in respect of principal of or interest on any Junior Debt (or any Permitted Refinancing thereof); provided, that the following shall not constitute a Junior Debt Restricted Payment:

(a) any Permitted Refinancing thereof permitted to be incurred under Section 6.01;

(b) payments of regularly scheduled interest and fees due thereunder, other non-principal payments thereunder, any mandatory prepayments of principal, interest and fees thereunder, scheduled payments thereon necessary to avoid the Junior Debt from constituting “applicable high yield discount obligations” within the meaning of Section 163(i)(l) of the Internal Revenue Code, and principal on the scheduled maturity date of any Junior Debt;

(c) payments or distributions in respect of all or any portion of the Junior Debt with the proceeds from the substantially concurrent issuance, sale or exchange by the Borrower of Qualified Equity Interests; provided that such net cash proceeds are not included in any determination of the Available Amount; or

(d) the conversion of any Junior Debt to Qualified Equity Interests of the Borrower; provided that such amounts are not included in any determination of the Available Amount.

“Latest Maturity Date” means, at any date of determination, the latest maturity date in respect of any Class of Term Loans, in each case then in effect on such date of determination.

“LCT Election” has the meaning assigned to such term in Section 1.08.

“LCT Test Date” has the meaning assigned to such term in Section 1.08.

“Lead Arrangers” means, collectively, Bank of America, N.A., Citigroup Global Markets Inc., JPMorgan Chase Bank, N.A., PNC Capital Markets LLC and Wells Fargo Securities, LLC, as joint lead arrangers and joint bookrunners.

“Lender Presentation” means the Lender Presentation dated September 2018 and made available to the Lenders in connection with this Agreement.

“Lenders” means the Persons listed on Schedule 1.01A and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption or any Incremental Assumption Agreement, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

~~“LIBOR” has the meaning assigned to such term in the definition of “Eurodollar Rate.”~~

~~“LIBOR Screen Rate” means the LIBOR quote on the applicable screen page the Administrative Agent designates to determine LIBOR (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).~~

~~“LIBOR Successor Rate” has the meaning assigned to such term in Section 2.10(b).~~

~~“LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Alternate Base Rate, Eurodollar Rate, or Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption of such LIBOR Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Administrative Agent determines in consultation with the Borrower).~~

“Lien” means, with respect to any asset, any security interest, mortgage, pledge, lien, claim, charge or encumbrance of any kind in respect of such asset.

“Limited Condition Transaction” means each of any (i) Permitted Acquisition or other similar permitted Investment whose consummation is not conditioned on the availability of, or on obtaining, third-party financing, (ii) redemption, repurchase, defeasance, satisfaction and discharge or repayment of Debt requiring irrevocable notice in advance of such redemption, repurchase, defeasance, satisfaction and discharge or repayment, (iii) Disposition or (iv) irrevocable declaration of a dividend.

“LLC Division” means the statutory division of any limited liability company into two or more limited liability companies pursuant to Section 18-217 of the Delaware Limited Liability Company Act or any comparable transaction under any similar law.

“Loan Documents” means this Agreement, the Guarantee Agreement, the Collateral Documents, the ABL Intercreditor Agreement, Amendment No. 1, any Incremental Assumption Agreement, Extension Amendment or Refinancing Amendment and any amendments or waivers to any of the foregoing.

“Loan Parties” means the Borrower, Intermediate Holdings and each Subsidiary Guarantor.

“Loans” means the loans made by the Lenders to the Borrower pursuant to this Agreement.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, property or financial condition of the Borrower and its Restricted Subsidiaries taken as a whole or that results in a material impairment of the ability of the Borrower to perform any payment obligations hereunder or (b) the validity or enforceability of this Agreement or the other Loan Documents or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder.

“Margin Stock” has the meaning assigned to it in Regulation U issued by the Board.

“Material Real Property” means any parcel of Real Property owned in fee by the Borrower or any other Loan Party located in the United States and having a gross book value (determined on a per property basis) greater than or equal to $5,500,000 as of (x) the Closing Date, for Real Property then owned or (y) the date of acquisition, for Real Property acquired after the Closing Date, in each case, as determined by the Borrower in good faith.

“Material Subsidiary” means any Restricted Subsidiary of the Borrower which, at the time of determination, (i) shall own assets comprising in excess of 2% of all of the assets of the Borrower and its Consolidated Restricted Subsidiaries on a consolidated basis or (ii) has net sales for the four fiscal quarters most recently ended in excess of 2% of the net sales of the Borrower and its Consolidated Restricted Subsidiaries on a consolidated basis~~.~~; provided, that if, at any time and from time to time after the Amendment No. 1 Effective Date, Subsidiaries that are not Guarantors solely because their individual contribution to total assets and/or net sales does not meet at least one of the thresholds set forth above have aggregate contributions to such total assets or net sales in excess of 10% as of or for the four fiscal quarters most recently ended, then the Borrower shall, not later than 90 days (or such longer period as may be agreed to by the Administrative Agent in its sole discretion) after the date by which financial statements for such fiscal quarter are required to be delivered pursuant to this Agreement (or such longer period as the Administrative Agent may agree in its reasonable discretion), (i) designate in writing to the Administrative Agent one or more of such Subsidiaries as “Material Subsidiaries” to the extent required such that the foregoing condition ceases to be true and (ii) comply with the provisions of Section 5.09 applicable to such Subsidiary.

“Moody’s” means Moody’s Investors Service, Inc.

“Mortgage Policy” has the meaning assigned to such term in Section 5.09(e)(iii)(A).

“Mortgaged Properties” means the Material Real Properties that are identified on Schedule 1.01B (the “Closing Date Mortgaged Properties”) and each additional Material Real Property encumbered by a Mortgage pursuant to Section 5.09.

“Mortgages” means, collectively, the mortgages, trust deeds, deeds of trust, deeds to secure debt, assignments of leases and rents, debentures, and other security documents securing the Obligations (including amendments to any of the foregoing) executed and delivered by a Loan Party to the Administrative Agent with respect to Mortgaged Properties (either as stand-alone documents or forming part of other Collateral Documents), each in form and substance reasonably satisfactory to the Administrative Agent and the Borrower, in each case, as amended, supplemented or otherwise modified from time to time.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

“Multiple Employer Plan” means a Plan which has two or more contributing sponsors (including the Borrower or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA.

“Net Proceeds” means:

(a) 100% of the cash proceeds actually received by the Borrower or any Restricted Subsidiary (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, and including casualty insurance settlements and condemnation awards, but in each case only as and when received) from any Asset Sale or any Recovery Event made or occurring after the Closing Date, net of (i) attorneys’ fees, accountants’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer Taxes, deed or mortgage recording Taxes, other customary expenses and brokerage, consultant and other customary fees actually incurred in connection therewith, (ii) required payments of Debt that is secured by a Lien permitted hereunder (other than pursuant to the Loan Documents and other than Incremental Equivalent Debt or other obligations secured by a Lien that is junior to the Liens securing the Obligations), including payments required under the ABL Credit Agreement with respect to assets or property constituting ABL Collateral, (iii) repayments of Incremental Term Loans and Incremental Equivalent Debt secured by a Lien that is pari passu with the Liens securing the Obligations (limited to its proportionate share of such prepayment, based on the amount of such then outstanding Debt as a percentage of all then outstanding Term Loans, Incremental Term Loans and Incremental Equivalent Debt secured by a Lien that is pari passu with the Liens securing the Obligations), (iv) Taxes paid or payable (in the good faith determination of the Borrower) as a direct result thereof, and (v) in the case of an Asset Sale, the amount of any reasonable reserve established in accordance with GAAP against any adjustment to the sale price or any liabilities (other than any Taxes deducted pursuant to clause (i) or (iv) above) (x) related to any of the applicable assets and (y) retained by the Borrower or any of the Subsidiaries including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations (provided that (1) the amount of any reduction of such reserve (other than in connection with a payment in respect of any such liability), prior to the date occurring 18 months after the date of the respective Asset Sale, shall be deemed to be cash proceeds of such Asset Sale occurring on the date of such reduction and (2) the amount of any such reserve that is maintained as of the date occurring 18 months after the date of the applicable Asset Sale shall be deemed to be Net Proceeds from such Asset Sale as of such date); provided, that, if the Borrower shall deliver an Officer’s Certificate to the Administrative Agent promptly following receipt of any such proceeds indicating the Borrower’s election to retain ~~such proceeds in order for it to be able to use any~~a portion of such proceeds, the Borrower may use up to the Reinvestment Percentage of such proceeds (x) within 12 months of such receipt, to acquire, maintain, develop, construct, improve, upgrade or repair assets useful in the business of the Borrower and the Subsidiaries or to make Asset Acquisitions and other Investments permitted hereunder (excluding Permitted Investments or intercompany Investments in Subsidiaries) or to reimburse the cost of any of the foregoing incurred on or after the date on which the Asset Sale giving rise to such proceeds was contractually committed (other than inventory) or (y) within six months of such receipt, to ~~(A)~~ repay outstanding amounts under the ABL Credit Agreement (with no requirement to permanently reduce commitments thereunder in connection therewith), in an amount ~~(not including any outstanding amounts under the ABL Credit Agreement repaid pursuant to clause (B)(2) below)~~ not to exceed $~~75,000,000~~50,000,000 in any calendar year ~~or (B) in an aggregate amount not to exceed $400,000,000, (1) redeem, repurchase or repay Inside Maturity Notes and (2) repay outstanding amounts under the ABL Credit Agreement to the extent such amounts were drawn in order to redeem, repurchase or repay Inside Maturity Notes, in the case of clauses (1) and (2) above, so long as (other than with respect to the Specified Prepayment), after giving effect to such Asset Sale and such prepayment of Inside Maturity Notes, the Total Leverage Ratio, on a Pro Forma Basis, is no greater than the Total Leverage Ratio immediately prior to such Asset Sale, then such portion of such proceeds shall not constitute Net Proceeds except to the extent not (I) within 365 days of such receipt, so used or contractually committed to be so used for the purposes set forth in clause (x) above (it being understood that if any portion of such proceeds are not so used within such 365 day period but are contractually committed within such 365 day period to be used, then~~

~~such remaining portion if not so used within 180 days following the end of such 365 day period shall constitute Net Proceeds as of such date without giving effect to this proviso) or (II) within six months of such receipt, so used for the purposes set forth in clause (y) above~~; provided, further that no net cash proceeds calculated in accordance with the foregoing ~~realized in a single transaction or series of related transactions~~ shall constitute Net Proceeds unless such net cash proceeds realized shall exceed either (x) $10,000,000 in a single transaction or a series of related transactions or (y) $15,000,000 in the aggregate per fiscal year; and

(b) 100% of the cash proceeds from the incurrence, issuance or sale by the Borrower or any Restricted Subsidiary of any Debt (other than Excluded Debt, except for Refinancing Term Loans), net of all fees (including investment banking fees), commissions, costs and other expenses, in each case incurred in connection with such issuance or sale.

“Non-Bank Certificate” has the meaning assigned to such term in Section 2.13(e)(ii)(B)(3).

“Non-Consenting Lender” has the meaning assigned to such term in Section 2.15(c).

“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.

“Non-Loan Party” means any Restricted Subsidiary other than a Loan Party.

“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Borrower, Guarantor or Specified Pledgor arising under any Loan Document or otherwise with respect to any Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest, fees and other amounts that accrue after the commencement by or against any Borrower, any Guarantor, any Specified Pledgor or any Affiliate of any thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest, fees and other amounts are allowed claims in such proceeding.

“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.

“Officer’s Certificate” means a certificate of a Responsible Officer in form and substance reasonably acceptable to the Administrative Agent.

“Other Taxes” means all present or future stamp, documentary, intangible, recording, filing or similar Taxes arising from any payment made hereunder or under any other Loan Document or from the execution, delivery, registration or enforcement of, from the receipt or perfection of a security interest under or otherwise with respect to, this Agreement or any other Loan Document, except any such Taxes that are imposed with respect to an assignment (other than an assignment made pursuant to Section 2.15) as a result of any other present or former connection between such recipient and such jurisdiction (including such recipient carrying on a trade or business, having a permanent establishment or being a resident for tax purposes in such jurisdiction), other than any connection arising solely from such recipient having executed, delivered, enforced, become a party to, performed its obligations under, received payments under, received or perfected a security interest under or engaged in any other transaction pursuant to and/or enforced any Loan Documents.

“Parent” means Chatham Delta Parent, Inc., a Delaware corporation and a Wholly Owned Subsidiary of CAM.

“Parent Entity” means, any beneficial owner, directly or indirectly, of 100% of the outstanding Voting Stock of the Borrower.

“Participant” has the meaning assigned to such term in Section 9.05(c).

“Participant Register” has the meaning assigned to such term in Section 9.05(c).

“PBGC” means the Pension Benefit Guaranty Corporation and its successors and assigns.

“Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan but other than a Multiemployer Plan) that is maintained or is contributed to by the Borrower or any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Internal Revenue Code.

“Pension Funding Rules” means the rules of the Internal Revenue Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans set forth in Sections 412, 430, 431, 432 and 436 of the Internal Revenue Code and Sections 302, 303, 304 and 305 of ERISA.

“Perfection Certificate” means a certificate substantially in the form of Exhibit H-1 or any other form approved by the Administrative Agent (acting reasonably), as the same shall be supplemented from time to time by a Perfection Certificate Supplement or otherwise.

“Perfection Certificate Supplement” means a certificate substantially in the form of Exhibit H-2 or any other form approved by the Administrative Agent (acting reasonably).

“Periodic Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”.

“Permitted Acquisition” means any Asset Acquisition so long as, (a) on a Pro Forma Basis, immediately after giving effect thereto, no Event of Default has occurred and is continuing and (b) the aggregate consideration paid by the Borrower and its Restricted Subsidiaries attributable to acquisitions of the Equity Interests of Persons that become Restricted Subsidiaries that (after giving effect to Section 5.09(b)) do not become Subsidiary Guarantors or assets that are acquired by Restricted Subsidiaries that are not Subsidiary Guarantors (and are not required to become Subsidiary Guarantors after giving effect to Section 5.09(b)) shall not exceed $100,000,000.

“Permitted Encumbrances” means Permitted Liens pursuant to Section 6.05(a), (k), (l), (m), (n), (p), (q), (t), (u)(ii) and (z).

“Permitted Holders” means CAM and its Subsidiaries.

“Permitted Investments” means (1) marketable direct obligations issued by, or unconditionally guaranteed by, the United States government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (2) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of one year or less from the date of acquisition issued by any commercial bank organized under the laws of the United States or any state thereof; (3) commercial paper of an issuer rated at least A-1 by S&P or P-1 by Moody’s, or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within one year from the date of acquisition; (4) repurchase obligations of any commercial bank satisfying the requirements of clause (2) of this definition with respect to securities issued or fully guaranteed or insured by the United States government; (5) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody’s; (6) securities with maturities of one year or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the requirements of clause (2) of this definition; (7) money market mutual or similar funds at least 90% of the assets of which are invested in assets satisfying the requirements of clauses (1) through (6) of this definition; (8) money market funds that (i) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, as amended, (ii) are rated AAA by S&P or Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000; and (9) in the case of any Foreign Subsidiary, investments substantially comparable to any of the foregoing investments with respect to the country in which such Foreign Subsidiary is organized.

“Permitted Liens” means Liens permitted by Section 6.05.

“Permitted Refinancing” means, with respect to any Debt, any refinancing thereof; provided, however, that: (a) no Event of Default shall have occurred and be continuing or would arise therefrom; (b) any such refinancing Debt shall (i) not have a stated maturity or weighted average life that is shorter than that of the Debt being refinanced (provided that the stated maturity or weighted average life may be shorter if the stated maturity of any principal payment (including any amortization payments) is not earlier than the earlier of (1) the stated maturity in effect prior to such refinancing or (2) 91 days after the Latest Maturity Date then in effect at the time of issuance), (ii) if the Debt being refinanced is subordinated by its terms or by the terms of any agreement or instrument relating to such Debt, be at least as subordinate to the Obligations as the Debt being refinanced (and (x) unsecured if the refinanced Debt is unsecured or (y) secured by Liens expressly junior in priority to the Liens securing the Obligations, if the refinanced Debt is secured by Liens expressly junior in priority to the Liens securing the Obligations) and (iii) be in a principal amount that does not exceed the principal amount so refinanced, plus accrued interest, plus any premium or other payment required to be paid in connection with such refinancing, plus, in either case, the amount of fees and reasonable expenses of the Borrower or any of its Restricted Subsidiaries incurred in connection with such refinancing; and (c) the sole obligor on such refinancing Debt shall be the Borrower or the original obligor on such Debt being refinanced; provided, however, that (i) any guarantor of the Debt being refinanced shall be permitted to guarantee the refinancing Debt and (ii) only to the extent such Debt being refinanced constitutes Priority Debt, any Loan Party shall be permitted to guarantee any such refinancing Debt of any other Loan Party.

“Person” means an individual, partnership, corporation (including a company or business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

“Plan” means any employee benefit plan (other than a Multiemployer Plan) within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained for employees of the Borrower or any ERISA Affiliate or any such plan to which the Borrower or any ERISA Affiliate is required to contribute on behalf of any of its employees.

“Plan of Reorganization” means any plan of reorganization, plan of liquidation, agreement for composition, or other type of plan of arrangement proposed in or in connection with any proceeding under any Debtor Relief Law.

“Platform” has the meaning assigned to such term in Section 9.17.

“Pledge Agreement” means a pledge agreement in substantially the form of Exhibit D-2, as amended, modified, supplemented or restated, among the Administrative Agent and the Specified Pledgors.

“Priority Debt” means Consolidated Debt that is either (a) secured by a Lien on any assets of the Borrower or one or more Restricted Subsidiaries and/or (b) issued or guaranteed by one or more Restricted Subsidiaries.

“Priority Debt Leverage Ratio” means, on a Pro Forma Basis as of any date of determination, the ratio of (a) Priority Debt as of such date, less Unrestricted Cash of the Borrower and its Restricted Subsidiaries as of such date, if any, in an amount not to exceed $150,000,000, to (b) Consolidated EBITDA for the most recent four fiscal quarter period preceding such date for which financial statements have been or were required to be delivered pursuant to Section 5.01(a) or (b) (or, prior to the delivery of any such financial statements, the latest financial statements referred to in Section 3.04).

“Pro Forma Basis” means, with respect to any transaction, that for purposes of calculating the availability of baskets, commitment increases or incremental facilities, such transaction shall be deemed to have occurred as of the first day of the most recent four fiscal quarter period preceding the date of such transaction for which financial statements have been or were required to be delivered pursuant to Section 5.01(a) or (b) (or, prior to the delivery of any such financial statements, the latest financial statements referred to in Section 3.04). In connection with the foregoing, (a) with respect to any Disposition (i) income statement and cash flow statement items (whether positive or negative) attributable to the property disposed of shall be excluded to the extent relating to any period occurring prior to the date of such transaction (it being agreed that with respect to any Disposition, such pro forma calculations may include a reasonable estimate of corporate overhead costs and expenses attributable to the property, assets or Subsidiary Disposed of that will no longer be incurred following such Disposition) and (ii) Debt which is retired shall be excluded and deemed to have been retired as of the first day of the applicable period, and (b) with respect to any Asset Acquisition, (i) income statement and cash flow statement items attributable to the Person or property acquired shall be included to the extent relating to any period applicable in such calculations to the extent (A) such items are not otherwise included in such income statement and cash flow statement items for the Borrower and its Subsidiaries in accordance with GAAP and (B) such items are supported by financial statements or other information (it being agreed that with respect to any Asset Acquisition, such pro forma calculations may include a reasonable good faith estimate of factually supportable and identifiable cost savings resulting from such Asset Acquisition that have been realized or for which the steps necessary for realization have been taken and are expected to be realized within 12 months of the relevant transaction, in an amount not to exceed, when aggregated with any cost savings pursuant to clause (a)(10) of the definition of “Consolidated EBITDA”, 10% of Consolidated EBITDA before giving effect to such ~~synergies~~cost savings for any measurement period, which cost savings can be reasonably computed, as certified in writing in an Officer’s Certificate executed by a Responsible Officer of the Borrower and delivered to the Administrative Agent); and (ii) any Debt incurred or assumed by the Borrower or any Subsidiary (including the Person or property acquired) in connection with such transaction and any Debt of the Person or property acquired which is not retired in connection with such transaction (A) shall be deemed to have been incurred as of the first day of the applicable period and (B) if such Debt has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Debt as at the relevant date of determination.

“Pro Rata Extension Offer” has the meaning assigned to such term in Section 2.17(a).

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Public Lender” has the meaning assigned to such term in Section 9.17.

“Purchase Offer” has the meaning assigned to such term in Section 2.19(a).

“Qualified Equity Interests” of any Person means Equity Interests of such Person other than Disqualified Equity Interests. Unless otherwise specified, Qualified Equity Interests refer to Qualified Equity Interests of the Borrower.

“Real Property” means, collectively, all right, title and interest (including any leasehold estate) in and to any and all parcels of or interests in real property owned in fee simple or leased by any Loan Party, whether by lease, license or other means, together with, in each case, all easements, hereditaments and appurtenances relating thereto, all improvements and appurtenant fixtures and equipment, incidental to the ownership, lease or operation thereof.

“Recovery Event” means any event that gives rise to the receipt by the Borrower or any of its Restricted Subsidiaries of any insurance proceeds or condemnation awards in respect of any equipment, fixed assets or real property (including any improvements thereon).

“refinance” means, in respect of any Debt, to refinance, extend, renew, refund, repay, prepay, or to issue other Debt in exchange or replacement for, such Debt.

“Refinancing Amendment” has the meaning assigned to such term in Section 2.18(c). For the avoidance of doubt, the Amendment No. 1 shall constitute a “Refinancing Amendment”.

“Refinancing Effective Date” has the meaning assigned to such term in Section 2.18(a).

“Refinancing Term Loans” has the meaning assigned to such term in Section 2.18(a). For the avoidance of doubt, the Replacement Term Loans shall constitute “Refinancing Term Loans”.

“Register” has the meaning assigned to such term in Section 9.05(b)(iv).

“Reinvestment Percentage” means, with respect to clause (a) of the definition of “Net Proceeds”, (a) 25%, if the Total Leverage Ratio at the time of such reinvestment is less than or equal to 2.60 to 1.00 but greater than 2.10 to 1.00, (b) 50%, if the Total Leverage Ratio at the time of such reinvestment is less than or equal to 2.10 to 1.00 but greater than 1.60 to 1.00, or (c) 75%, if the Total Leverage Ratio at the time of such reinvestment is less than or equal to 1.60 to 1.00.

“Related Business” means (a) any business in which the Borrower or any Restricted Subsidiary was engaged on the Closing Date or any reasonable extension of such business, (b) the businesses of media, business services or business outsourcing and (c) any business or activity related, ancillary, incidental, synergistic or complementary to any business of the Borrower or any Restricted Subsidiary in which the Borrower or any Restricted Subsidiary was engaged on the Closing Date or any reasonable extension of such business (which shall include other businesses related to the handling and/or distribution of data used or processed in the businesses engaged in by the Borrower or any Subsidiary on the Closing Date).

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the thirty-day notice period has been waived.

“Replacement Term Loan” shall mean a Replacement Term Loan made by (or deemed made) a Lender to Borrower pursuant to Section 2.01(b).

“Replacement Term Loan Commitment” shall mean, with respect to each Lender, the commitment, if any, of such Lender to make (or be deemed to make pursuant to an exchange of Existing Term Loans for Replacement Term Loans) a Replacement Term Loan hereunder on the Amendment No. 1 Effective Date in the amount set forth in Schedule 1 to the Amendment No. 1, as the same may be (a) increased or extended from time to time pursuant to Section 2.17 or Section 2.18 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.05. The aggregate principal amount of the Lenders’ Replacement Term Loan Commitments on the Amendment No. 1 Effective Date is $150,000,000.

“Replacement Term Loan Lender” shall mean a Lender with a Replacement Term Loan Commitment or an outstanding Replacement Term Loan.

“Repricing Event” means (i) any prepayment or repayment of Term B Loans with the proceeds of, or conversion of all or any portion of the Term B Loans into, any new or replacement term loans bearing interest with an All-in Yield less than the All-in Yield applicable to the Term B Loans subject to such event or (ii) any amendment, waiver or consent to this Agreement which reduces the All-in Yield applicable to the Term B Loans (it being understood that any prepayment premium with respect to a Repricing Event shall apply to any required assignment by a Non-Consenting Lender in connection with any such amendment pursuant to Section 2.15(c)); provided that in no event shall any prepayment or repayment of Term B Loans in connection with a Change of Control or a Transformative Acquisition constitute a Repricing Event.

“Required Lenders” means, at any time, Lenders having Aggregate Exposure that, taken together, represents more than 50% of the Aggregate Exposure of all Lenders at such time; provided, that the Aggregate Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time.

“Required Percentage” means, with respect to any Excess Cash Flow Period, 50%; provided, that, if the Total Leverage Ratio as of the end of such Excess Cash Flow Period is (x) less than or equal to ~~3.70~~3.00 to 1.00 but greater than ~~3.20~~2.50 to 1.00, such percentage shall be 25% or (y) less than or equal to ~~3.20~~2.50 to 1.00, such percentage shall be 0%.

“Requirements of Law” means, as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule, regulation or official administrative pronouncement or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer, assistant treasurer or controller of a Loan Party, and solely for purposes of the delivery of incumbency certificates pursuant to Section 4.01, the secretary or any assistant secretary of a Loan Party and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Restricted Payment” means (a) any dividend or other distribution (whether in cash, securities or other property) in respect of any Equity Interests in the Borrower or any Restricted Subsidiary, (b) any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests of the Borrower or any option, warrant or other right to acquire any such Equity Interests (other than convertible Debt instruments or securities) or (c) any Junior Debt Restricted Payment.

“Restricted Subsidiary” means any Subsidiary of the Borrower ~~other than Unrestricted Subsidiaries~~. Each Subsidiary of the Borrower that is a Specified Pledgor shall constitute a Restricted Subsidiary at all times.

“Retained Excess Cash Flow Amount” means, as at any date of determination, an amount determined on a cumulative basis equal to, without duplication, (a) the cumulative amount of Excess Cash Flow for all Excess Cash Flow Periods completed prior to such date, minus (b) the amount of such Excess Cash Flow required to be applied to prepay the Loans pursuant to Section 2.07(c) during or with respect to such applicable Excess Cash Flow Periods (without giving effect to any reduction in respect of prepayments of Debt as provided in clause (ii) thereof); provided that the Retained Excess Cash Flow Amount on the Amendment No. 1 Effective Date shall be $0.

~~“Revocation” has the meaning assigned to such term in the definition of “Unrestricted Subsidiary.”~~

“Sanction(s)” means any sanction, law, rule or regulation administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority.

“Scheduled Unavailability Date” has the meaning assigned to such term in Section 2.10(b)(ii).

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 8.05 and the other Persons the Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Collateral Documents.

“Security Agreement” means a security agreement in substantially the form of Exhibit D-1, as amended, modified, supplemented or restated, among the Administrative Agent and the Loan Parties.

“Senior Representative” means, with respect to any series of Debt permitted by this Agreement to be secured by the Collateral on a pari passu or junior or subordinated basis, the trustee, administrative agent, collateral agent, security agent or similar agent under the indenture or agreement pursuant to which such Debt is issued, incurred or otherwise obtained, as the case may be, and each of their successors in such capacities.

“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Borrowing” means, as to any Borrowing, the SOFR Loans comprising such Borrowing.

“SOFR Loan” means a Loan that bears interest at a rate based on Adjusted Term SOFR, other than pursuant to clause (c) of the definition of “Alternate Base Rate”.

“SOFR Screen Rate” means the SOFR quote on the applicable screen page the Administrative Agent designates to determine SOFR (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).

“SOFR Successor Rate” has the meaning assigned to such term in Section 2.10(b).

“SOFR Successor Rate Conforming Changes” means, with respect to any proposed SOFR Successor Rate, any conforming changes to the definition of Alternate Base Rate, SOFR, or Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption of such SOFR Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such SOFR Successor Rate exists, in such other manner of administration as the Administrative Agent determines in consultation with the Borrower).

“Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Special Flood Hazard Area” has the meaning assigned to such term in Section 5.05(d).

“Specified Pledgor” means any direct or indirect domestic subsidiary of the Borrower that is not a Loan Party that holds Equity Interests of a first tier Foreign Subsidiary; provided that, for purposes of the definition of Specified Pledgor, the Equity Interests of Courier Tecnologia em Serviços Gráficos and Consolidated Graphics de Mexico S. de R.L. de C.V. shall not constitute Equity Interests of a first tier Foreign Subsidiary so long as Courier Tecnologia em Serviços Gráficos and Consolidated Graphics de Mexico S. de R.L. de C.V. have no material assets. As of the Closing Date, the only Specified Pledgor is RRD Netherlands, LLC.

“Specified Prepayment” means the application by the Borrower of the net cash proceeds of any Asset Sale to repay up to $172,000,000 of (a) the aggregate principal amount outstanding of the 2019 Notes or (b) amounts outstanding under the ABL Credit Agreement drawn to repay the aggregate principal amount outstanding of the 2019 Notes; provided, however, that the Specified Prepayment must occur on or prior to December 31, 2019.

“Specified Representations” means Section 3.01 (solely with respect to the organizational existence of the Borrower and, except where the failure to be validly existing, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, the other Loan Parties), Section 3.02 (solely as it relates to (x) organizational power and authority of the Loan Parties to duly authorize, execute, deliver and perform the Loan Documents and (y) the due authorization, execution, delivery and enforceability of the Loan Documents), Section 3.03 (solely as it relates to no conflicts of the Loan Documents (with respect to the execution and delivery by the Borrower and the Subsidiary Guarantors of this Agreement, the incurrence of indebtedness hereunder and the granting of the guarantees and security interests hereunder) with the organizational documents of the Loan Parties), Section 3.08, Section 3.12, Section 3.15, Section 3.17, Section 3.18 and Section 3.22.

“S&P” means S&P Global Ratings, a division of Standard & Poor’s Financial Services LLC.

“Subsidiary” means, with respect to any Person, any corporation, partnership, joint venture, limited liability company, association or other business entity (a) of which a majority of the shares of Voting Stock is at the time beneficially owned by such Person, (b) over which such Person has the ability to direct the management, or (c) whose financial results are consolidated into the financial statements of such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.

“Subsidiary Guarantor” means each Domestic Subsidiary that is a party to the Guarantee Agreement and any other Domestic Subsidiary that becomes a Subsidiary Guarantor after the ~~date hereof~~Closing Date (whether required to by this Agreement or otherwise).

“Survey” has the meaning assigned to such term in Section 5.09(e).

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, the termination value thereof.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Tender Offers” means the tender offers made by the Borrower pursuant to that certain offer to purchase, dated September 18, 2018, in respect of certain of its outstanding (a) 7.625% senior notes due 2020, (b) 7.875% senior notes due 2021, (c) 8.875% debentures due 2021 and (d) 7.000% senior notes due 2022.

“Term B Commitment” means, ~~as to any Term B Lender, the obligation of such Term B Lender to make Term B Loans in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule 1.01A~~(i) Existing Term B Commitments, (ii) Replacement Term Loan Commitments and (iii) 2022 Incremental Term Loan Commitments or in the Assignment and Assumption or Incremental Assumption Agreement pursuant to which such Term B Lender became a party hereto as the same may be changed from time to time pursuant to the terms of this Agreement (including as increased, extended or replaced as provided in Section 2.02, 2.17 and 2.18). ~~The aggregate amount of all Term B Commitments as of the Closing Date is $550,000,000.~~

“Term B Facility” means the credit facility constituted by the Term B Commitments and the Term B Loans thereunder.

“Term B Lender” means each Lender (including Replacement Term Lenders and 2022 Incremental Term Lenders) that has a Term B Commitment or that holds Term B Loans.

“Term B Loans” means the Term Loans made pursuant to the Term B Commitment.

“Term B Maturity Date” means ~~January 15~~November 1, ~~2024~~2026.

“Term Facility” means a credit facility in respect of Term Loans hereunder, including the Term B Facility.

“Term Lender” means each Lender that holds Term Loans.

“Term Loan Commitment” means any Commitment in respect of Term Loans, including the Term B Commitments.

“Term Loans” means the Term B Loans, any Incremental Term Loan, Extended Term Loan or Refinancing Term Loans incurred hereunder.

“Term SOFR” means,

(a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and

(b) for any calculation with respect to an ABR Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “ABR Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any ABR Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such ABR SOFR Determination Day;

provided that (i) to the extent a comparable or successor rate is determined in accordance with Section 2.10 in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent and (ii) in the event that Term SOFR as determined above for any Term B Loan would otherwise be less than the Floor, then Term SOFR shall be deemed to be the Floor.

“Term SOFR Adjustment” means a percentage equal to (a) 0.10% per annum for 1-month Interest Periods, (b) 0.15% per annum for 3-month Interest Periods and (c) 0.25% per annum for 6-month Interest Periods.

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).

“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.

“Term Yield Differential” has the meaning assigned to such term in Section 2.02(b)(iv).

“Title Insurer” has the meaning assigned to such term in Section 5.09(e)(iii)(A).

“Total Leverage Ratio” means, on a Pro Forma Basis as of any date of determination, the ratio of (a) Consolidated Debt as of such date, less Unrestricted Cash of the Borrower and its Restricted Subsidiaries as of such date, if any, in an amount not to exceed $150,000,000, to (b) Consolidated EBITDA for the most recent four fiscal quarter period preceding such date for which financial statements have been or were required to be delivered pursuant to Section 5.01(a) or (b) (or, prior to the delivery of any such financial statements, the latest financial statements referred to in Section 3.04).

“Transactions” means (i) the entry into the Loan Documents and the borrowings under this Agreement to occur on the Closing Date, (ii) the repayment of certain Debt outstanding under the ABL Credit Agreement, (iii) the consummation of the Tender Offers, including the payment of any tender premium in connection therewith and (iv) the payment of fees and expenses in connection with the foregoing.

“Transformative Acquisition” means any Asset Acquisition or other Investment by the Borrower or any Restricted Subsidiary, whether by purchase, merger or otherwise, that (i) is not permitted by the terms of this Agreement immediately prior to the consummation of such Asset Acquisition or other Investment or (ii) if permitted by the terms of this Agreement immediately prior to the consummation of such Asset Acquisition or other Investment, the terms of the Loan Documents would not provide the Borrower and its Restricted Subsidiaries with adequate flexibility for the continuation or expansion of their combined operations following such consummation, as determined by the Borrower acting in good faith.

“Type” means, as to any Loan, its nature as an ABR Loan or a ~~Eurodollar~~SOFR Loan.

“Undisclosed Administration” means, in relation to a Lender or its direct or indirect parent company, the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian, or other similar official by a supervisory authority or regulator under or based on the law in the country where such Lender or such parent company is subject to home jurisdiction, if applicable law requires that such appointment not be disclosed.

“United States” means the United States of America.

“Unrestricted Cash” means, as of any date, all unrestricted cash and Permitted Investments of the Borrower and its Restricted Subsidiaries and all cash and Permitted Investments restricted solely in favor of or pursuant to any Loan Document (and, to the extent also restricted in favor of or pursuant to any Loan Document, any ABL Loan Document or any document governing or securing any Incremental Equivalent Debt).

“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

~~“Unrestricted Subsidiary” means (a) any subsidiary of the Borrower that is designated as an Unrestricted Subsidiary by the Borrower after the Closing Date in a written notice to the Administrative Agent and (b) any subsidiary of any subsidiary described in clause (a) above or this clause (b); provided that (i) no Event of Default shall have occurred and be continuing at the time of or after giving effect to the designation of a subsidiary as an Unrestricted Subsidiary (a “Designation”) and (ii) at the time of and immediately after giving effect to such Designation, the Total Leverage Ratio determined on a Pro Forma Basis shall be less than or equal to 4.70 to 1.00; provided, further, that no subsidiary shall be designated as an Unrestricted Subsidiary unless (x) such subsidiary is not party to any transaction with the Borrower or any Restricted Subsidiary unless the terms of such transaction complies with Section 6.08 and (y) no Investments may be made in any such subsidiary by the Borrower or any Restricted Subsidiary except to the extent permitted under Section 6.02 (it being understood that, if a subsidiary is designated as an Unrestricted Subsidiary after the Closing Date, the aggregate Fair Market Value of all outstanding Investments owned by the Borrower and its Restricted Subsidiaries in the subsidiary so designated shall be deemed to be an Investment made as of the time of such designation and shall be subject to the limits set forth in Section 6.02). It is understood that, other than with respect to the net income of any Unrestricted Subsidiary to the extent such income has actually been distributed in cash to the Borrower or any Restricted Subsidiary during the applicable period, Unrestricted Subsidiaries shall be disregarded for the purposes of any calculation pursuant to this Agreement relating to financial matters with respect to the Borrower.~~

~~The Borrower may revoke the designation of a subsidiary as an Unrestricted Subsidiary pursuant to a written notice to the Administrative Agent so long as, after giving pro forma effect to such revocation, (i) the Total Leverage Ratio determined on a Pro Forma Basis shall be less than or equal to no 4.70 to 1.00 and (ii) no Event of Default shall be in existence (a “Revocation”). Upon any Revocation, such Unrestricted Subsidiary shall constitute a Restricted Subsidiary for all purposes of this Agreement and the Borrower shall comply with Section 5.09 if such subsidiary is a Domestic Subsidiary that is a Material Subsidiary. In the case of any Revocation, if the designation of such subsidiary as an Unrestricted Subsidiary caused the available basket amount referred to in Section 6.02 to be utilized by an amount equal to the aggregate Fair Market Value of all outstanding Investments owned by the Borrower and its Restricted Subsidiaries in the subsidiary so designated (the amount so utilized, the “Designation Amount”), then, effective upon such Revocation, such available basket amount shall be increased by the lesser of (i) the Designation Amount and (ii) the aggregate Fair Market Value of all outstanding Investments owned by the Borrower and its Restricted Subsidiaries in such subsidiary at the time of such Revocation.~~

“Voting Stock” means capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

“Weighted Average Life to Maturity” when applied to any Debt at any date, means the number of years obtained by dividing (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof by (ii) the number of years (calculated to the nearest one-twelfth) that shall elapse between such date and the making of such payment by (b) the then outstanding principal amount of such Debt.

“Wholly Owned Subsidiary” means, as to any Person, (a) any corporation 100% of whose common stock (other than directors’ qualifying shares or similar nominal shares to the extent required under applicable legal requirements) is at the time owned by such Person and/or one or more Wholly Owned Subsidiaries of such Person and (b) any partnership, association, joint venture, limited liability company or other entity in which such Person and/or one or more Wholly Owned Subsidiaries of such Person have 100% of the common equity interests (other than directors’ qualifying shares or similar nominal shares to the extent required under applicable legal requirements) at such time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

Section 1.02 Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Term Loan”) or by Type (e.g., a “~~Eurodollar~~SOFR Loan”) or by Class and Type (e.g., a “~~Eurodollar~~SOFR Term Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Term Loan Borrowing”) or by Type (e.g., a “~~Eurodollar~~SOFR Borrowing”) or by Class and Type (e.g., a “~~Eurodollar~~SOFR Term Loan Borrowing”).

Section 1.03 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

i) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document (including any organization document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented, restated, amended and restated, extended or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” (except when used as accounting terms, in which case GAAP shall apply) shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

ii) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including.”

iii) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

Section 1.04 Accounting Terms.

(a) Generally. Except as otherwise specifically prescribed herein, all accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the statements referenced in Section 3.04. Notwithstanding the foregoing, for purposes of determining compliance with any covenant contained herein, Debt of the Borrower and its Restricted Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 on financial liabilities shall be disregarded. Notwithstanding the foregoing or any other provision contained herein or in any other Loan Document, including Section 1.04(b) below, any obligations related to a lease (whether now or hereafter existing) that would be accounted for by such Person as an operating lease in accordance with GAAP as of the Closing Date (whether or not such lease exists as of the Closing Date or is thereafter entered into) shall be accounted for as an operating lease and not a capital lease for all purposes under this Agreement and the other Loan Documents.

(b) Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Administrative Agent shall so request, the Administrative Agent and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP. Upon any agreement between the Borrower and the Administrative Agent as to any such amendment, the Administrative Agent shall provide the Lenders with prompt written notice of such amendment. Unless the Required Lenders shall have objected to such amendment within ten Business Days after the Lenders shall have been notified thereof by the Administrative Agent, such amendment shall become effective and shall be binding on all parties hereto; provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

Section 1.05 Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

Section 1.06 Times of Day; Timing of Performance. Unless otherwise specified, all references herein to times of day shall be references to New York City time (daylight or standard, as applicable). When the performance of any covenant, duty or obligation is stated to be due or required on a day that is not a Business Day, the date of such performance shall extend to the immediately succeeding Business Day.

The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “~~Eurodollar Rate~~Term SOFR” or with respect to any comparable or successor rate thereto.

Section 1.07 Currencies. Unless otherwise specifically set forth in this Agreement, monetary amounts are in Dollars. Notwithstanding anything to the contrary herein, no Default or Event of Default will arise as a result of any limitation or threshold set forth in Dollars being exceeded solely as a result of changes in currency exchange rates.

Section 1.08 Limited Conditionality. Notwithstanding anything in this Agreement or any Loan Document to the contrary, when (i) calculating any applicable ratio or basket amount in connection with incurrence of Debt, the creation of Liens, the making of any Disposition, the making of an Investment (including any Asset Acquisition), the making of any Restricted Payment or the repayment of Debt or (ii) determining compliance with any provision of this Agreement which requires that no Default or Event of Default has occurred, is continuing or would result therefrom and/or that representations and warranties be true and correct, in the case of each of clauses (i) and (ii) in connection with a Limited Condition Transaction, the date of determination of such ratio, of whether any Default or Event of Default has occurred, is continuing or would result therefrom and whether the representations and warranties are true and correct shall, at the option of the Borrower (the Borrower’s election to exercise such option in connection with any Limited Condition Transaction, an “LCT Election”), be deemed to be the date the definitive agreements for such Limited Condition Transaction are entered into (the “LCT Test Date”). If on a Pro Forma Basis after giving effect to such Limited Condition Transaction and the other transactions to be entered into in connection therewith (including any incurrence of Debt and the use of proceeds thereof) such ratios and other provisions are calculated as if such Limited Condition Transaction or other transactions had occurred as of the first day of the most recent four fiscal quarter period ending prior to such LCT Test Date for which financial statements have been or were required to be delivered pursuant to Section 5.01(a) or (b) (or, prior to the delivery of any such financials statements, the latest financial statements referred to in Section 3.04), the Borrower could have taken such action on the relevant LCT Test Date in compliance with the applicable ratios or other provisions, such provisions shall be deemed to have been complied with, unless an Event of Default pursuant to Sections 7.01(a), (b) or (g) shall be continuing on the date such Limited Condition Transaction is consummated. For the avoidance of doubt, (i) if any of such ratios or other provisions are exceeded or breached as a result of fluctuations in such ratio (including due to fluctuations in Consolidated EBITDA) or other provisions at or prior to the consummation of the relevant Limited Condition Transaction, such ratios and other provisions will not be deemed to have been exceeded as a result of such fluctuations solely for purposes of determining whether the Limited Condition Transaction is permitted hereunder and (ii) such ratios and compliance with such conditions shall not be tested at the time of consummation of such Limited Condition Transaction, unless on such date an Event of Default pursuant to Sections 7.01(a), (b) or (g) shall be continuing. If the Borrower has made an LCT Election for any Limited Condition Transaction, then in connection with any subsequent calculation of any ratio or basket availability with respect to any other Limited Condition Transaction on or following the relevant LCT Test Date and prior to the earlier of the date on which such Limited Condition Transaction is consummated or the date that the definitive agreement for such Limited Condition Transaction is terminated or expires without consummation of such Limited Condition Transaction, any such ratio or basket shall be calculated, and be required to be satisfied, on a Pro Forma Basis assuming such Limited Condition Transaction and other transactions in connection therewith (including any incurrence of Debt and the use of proceeds thereof) have been consummated. Notwithstanding anything in this Agreement or any Loan Document to the contrary, if the Borrower or its Restricted Subsidiaries (x) incurs Debt, creates Liens, makes Dispositions, makes Investments, makes Restricted Payments, or repays any Debt in connection with any Limited Condition Transaction under a ratio-based basket and (y) incurs Debt, creates Liens, makes Dispositions, makes Investments, makes Restricted Payments, or repays any Debt in connection with such Limited Condition Transaction under a non-ratio-based basket (which shall occur simultaneously with the events in clause (x) above), then the applicable ratio will be calculated with respect to any such action under the applicable ratio-based basket without regard to any such action under such non-ratio-based basket made in connection with such Limited Condition Transaction.

ARTICLE II

The Credits

Section 2.01 Commitments.

(a) Subject to the terms and conditions hereof, each Term B Lender severally agrees to make to the Borrower Existing Term B Loans denominated in Dollars on the Closing Date in an amount equal to such Term B Lender’s Term B Commitment. Existing Term B Loans that are repaid or prepaid may not be reborrowed. All Existing Term Loans outstanding immediately prior to the Amendment No. 1 Effective Date were repaid in full on the Amendment No. 1 Effective Date or exchanged for Replacement Term Loans as described below.

(b) Subject to the terms and conditions set forth herein and in the Amendment No. 1, each Lender with a commitment to exchange its Existing Term Loans for Replacement Term Loans or to make Replacement Term Loans pursuant to the Amendment No. 1 hereby agrees, severally and not jointly, to make (or be deemed to make) a Replacement Term Loan on the Amendment No. 1 Effective Date to the Borrower in the principal amount not to exceed its Replacement Term Loan Commitment (whether by agreeing to exchange its Existing Term Loans or by committing to make new Replacement Term Loans, in each case in accordance with the Amendment No. 1). Replacement Term Loans that are repaid or prepaid may not be reborrowed.

(~~b~~c) At the commencement of each Interest Period for any ~~Eurodollar~~SOFR Borrowing, such Borrowing shall be in an aggregate principal amount that is an integral multiple of $1,000,000 and not less than $5,000,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate principal amount that is an integral multiple of $100,000 and not less than $500,000; provided that an ABR Borrowing may be in an aggregate principal amount that is equal to the entire unused balance of the applicable outstanding Commitment. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of 10 ~~Eurodollar~~SOFR Borrowings outstanding.

Section 2.02 Incremental Term Loans.

(a) The Borrower may, by written notice to the Administrative Agent from time to time, request Incremental Term Loan Commitments in an amount not to exceed the Incremental Amount available at the time such Incremental Term Loans are funded or established (if commitments in respect of such Incremental Term Loans are established on a date prior to funding) from one or more Incremental Term Lenders (which may include any existing Lender (but no such Lender shall be required to participate in any such Incremental Facility without its consent), but shall be required to be Persons which would qualify as assignees of a Lender in accordance with Section 9.05) willing to provide such Incremental Term Loans in their sole discretion. Such notice shall set forth (i) the amount of the Incremental Term Loan Commitments being requested (which shall be in minimum increments of $5,000,000 and a minimum amount of $10,000,000, or equal to the remaining Incremental Amount or, in each case, such lesser amount approved by the Administrative Agent) and (ii) the date on which such Incremental Term Loan Commitments are requested to become effective.

(b) The Borrower and each Incremental Term Lender shall execute and deliver to the Administrative Agent an Incremental Assumption Agreement and such other documentation (including, without limitation, amendments to this Agreement) as the Administrative Agent shall reasonably specify to evidence the Incremental Term Loan Commitment of such Incremental Term Lender. Each Incremental Assumption Agreement shall specify the terms of the applicable Incremental Term Loans; provided that:

(i) the Incremental Loans shall not be guaranteed by any subsidiaries of the Borrower that do not guarantee the Obligations and shall be secured on a pari passu basis by the same Collateral (and no additional Collateral) securing the Obligations and any Incremental Term Facility shall have the same payment priority as the Term B Facility,

(ii) (a) the scheduled final maturity date of any Incremental Term Facility shall be no earlier than the Term B Maturity Date and (b) the Weighted Average Life to Maturity of any Incremental Term Facility shall be no shorter than the remaining Weighted Average Life to Maturity of the Term B Facility,

(iii) no Incremental Term Facility shall participate on a greater than pro rata basis with the Term B Facility in any mandatory prepayment, and

(iv) any Incremental Facility shall be on terms (other than pricing, amortization, maturity, prepayment premiums and mandatory prepayments) and pursuant to documentation substantially similar to the Term B Facility or otherwise reasonably acceptable to the Administrative Agent; provided that such Incremental Facility shall not have negative covenants and/or default provisions that, taken as a whole, are materially more restrictive than those applicable to the Term B Facility as determined in good faith by the Borrower unless such terms (I) are, if favorable to all then-existing Lenders, in consultation with the Administrative Agent, incorporated into this Agreement for the benefit of all then-existing Lenders (without further amendment requirements); or (II) become applicable only after the Term B Maturity Date or all Term B Loans existing at such date have been paid in full; provided, however, with respect to any Incremental Term Loans, the All-in Yield shall be as agreed by the respective Incremental Term Lenders and the Borrower, except that the All-in Yield in respect of any such Incremental Term Loans may exceed the All-in Yield in respect of the Term B Loans by no more than 0.50%, or if it does so exceed such All-in Yield (such difference, the “Term Yield Differential”) then the Applicable Rate (or the ~~“LIBOR~~interest rate “floor” as provided in the following proviso) applicable to such Term B Loans shall be increased such that after giving effect to such increase, the Term Yield Differential shall not exceed 0.50%; provided, that to the extent any portion of the Term Yield Differential is attributable to a higher ~~“LIBOR~~interest rate “floor” being applicable to such Incremental Term Loans, such floor shall only be included in the calculation of the Term Yield Differential to the extent such floor is greater than the ~~adjusted LIBOR~~reference rate in effect for an Interest Period of three months’ duration at such time, and, with respect to such excess, the ~~“LIBOR~~interest rate “floor” applicable to the outstanding Term B Loans shall be increased to an amount not to exceed the ~~“LIBOR~~interest rate “floor” applicable to such Incremental Term Loans prior to any increase in the Applicable Rate applicable to such Term B Loans then outstanding.

(c) Incremental Term Loans may be in the form of an increase to any existing Class of Term Loans or a new Class of Term Loans. Each party hereto hereby agrees that, upon the effectiveness of any Incremental Assumption Agreement, this Agreement shall be amended or amended and restated to the extent (but only to the extent) necessary to reflect the existence and terms of the Incremental Term Loan Commitments evidenced thereby as provided for in Section 9.02 (including amendments to increase the amortization, extend the call protection or extend the “MFN” protection of an existing Class of Term Loans to ensure fungibility with Incremental Term Loans in the form of an increase to such Class). Any amendment or amendment and restatement to this Agreement or any other Loan Document that is necessary to effect the provisions of this Section 2.02 (including, without limitation, to provide for the establishment of Incremental Term Loans) and any such collateral and other documentation shall be deemed “Loan Documents” hereunder and may be memorialized in writing between the Administrative Agent and the Borrower and furnished to the other parties hereto.

(d) Notwithstanding the foregoing, subject to Section 1.08, no Incremental Term Loan Commitment shall become effective under this Section 2.02 unless (i) no Default or Event of Default shall exist after giving pro forma effect to such Incremental Term Loan Commitment and the incurrence of Debt thereunder and use of proceeds therefrom; (ii) the conditions set forth in Section 4.02 have been complied with whether or not a Borrowing is made under the Incremental Facility on such date (other than clause (c) thereof which shall only be required to be complied with if a Borrowing is made on such date); and (iii) the Administrative Agent shall have received documents and legal opinions as to such matters as are reasonably requested by the Administrative Agent. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Assumption Agreement.

Section 2.03 Procedure for Borrowing.

(a) To request a Term B Loan Borrowing on any Business Day, the Borrower shall notify the Administrative Agent of such request (x) in the case of ABR Loans, by telephone or Committed Loan Notice (which notice must be received by the Administrative Agent prior to 12:00 noon, New York City time on the requested Borrowing Date) or (y) in the case of ~~Eurodollar~~SOFR Loans, by telephone or Committed Loan Notice (which notice must be received by the Administrative Agent prior to 12:00 noon, New York City time not less than three Business Days prior to the requested Borrowing Date). Any Committed Loan Notice shall be irrevocable (but may be conditioned on the occurrence of any event if the Committed Loan Notice includes a description of such event; provided that the relevant Lenders shall still be entitled to the benefits of Section 2.12) and any telephonic borrowing request must be confirmed immediately by delivery to the Administrative Agent of a Committed Loan Notice. Each such telephonic and written Committed Loan Notice shall specify the amount, Class and Type of Borrowing to be borrowed, the requested Borrowing Date and if applicable, the duration of the Interest Period with respect thereto. Upon receipt of such notice, the Administrative Agent shall promptly notify each relevant Lender thereof. For the avoidance of doubt, subject to Section 2.10, each Borrowing shall be comprised entirely of ABR Loans or ~~Eurodollar~~SOFR Loans as the Borrower may request in accordance herewith.

(b) If no election as to the Type of Borrowing is specified for a Borrowing, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested ~~Eurodollar~~SOFR Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

Section 2.04 Funding of Borrowings.

(a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 2:00 p.m. New York City time to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in New

York City or to any other account as shall have been designated by the Borrower in writing to the Administrative Agent in the applicable Committed Loan Notice. Each Lender at its option may make any ~~Eurodollar~~SOFR Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement, and such Lender shall not be entitled to any amounts payable under Section 2.11 or Section 2.13 solely in respect of increased costs resulting from such exercise and existing at the time of such exercise.

(b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed time of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to such Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing.

(c) The obligations of the Lenders hereunder to make Loans and to make payments pursuant to Sections 8.09 and 9.04(c) are several and not joint. The failure of any Lender to make any Loan or to make any payment under Sections 8.09 or 9.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or to make its payment under Sections 8.09 or 9.04(c).

Section 2.05 Interest Elections.

(a) Each Borrowing initially shall be of the Type specified in the applicable Committed Loan Notice, and each ~~Eurodollar~~SOFR Borrowing shall have an initial Interest Period as specified in such Committed Loan Notice. Thereafter, the Borrower may elect to convert any Borrowing to a different Type or to continue such Borrowing as the same Type and may elect successive Interest Periods for any ~~Eurodollar~~SOFR Borrowing, all as provided in this Section. The Borrower may elect different Types or Interest Periods, as applicable, with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the relevant Lenders holding the Loans comprising the relevant portion of such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

(b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone or in writing by the time that a request for a Borrowing would be required under Section 2.03, if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such Interest Election Request shall be irrevocable and any telephonic notice shall be confirmed promptly in writing.

(c) Each telephonic and written Interest Election Request shall specify (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing), (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day, (iii) whether the resulting Borrowing is to be an ABR Borrowing or a ~~Eurodollar~~SOFR Borrowing, and (iv) if the resulting Borrowing is a ~~Eurodollar~~SOFR Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period.” If any such Interest Election Request requests a ~~Eurodollar~~SOFR Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each relevant Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.

(e) If the Borrower fails to deliver a timely Interest Election Request with respect to a ~~Eurodollar~~SOFR Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be continued as such for an Interest Period of one month. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a ~~Eurodollar~~SOFR Borrowing and (ii) unless repaid, each ~~Eurodollar~~SOFR Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

Section 2.06 Repayment of Loans; Evidence of Debt.

(a) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender and its registered assigns and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.05) be represented by one or more promissory notes in such form payable to such payee and its registered assigns.

(b) The Borrower shall repay principal of outstanding Term B Loans on the last Business Day of each March, June, September and December of each year (commencing on the applicable day of the first full fiscal quarter of the Borrower after the ~~Closing~~Amendment No. 1 Effective Date) prior to the Term B Maturity Date in an amount equal to $~~1,375,000~~7,500,000 , and on the Term B Maturity Date, in an amount equal to the then unpaid principal amount of such Term B Loans outstanding.

(c) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(d) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the relevant Lenders and each relevant Lender’s share thereof.

(e) The entries made in the accounts maintained pursuant to paragraph (e) or (f) of this Section shall be conclusive absent manifest error of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

Section 2.07 Prepayments.

(a) The Borrower may at any time and from time to time prepay Loans, in whole or in part, without premium or penalty (except as specifically provided in the proviso of this sentence and in the penultimate sentence of this Section 2.07(a)), upon notice delivered to the Administrative Agent no later than 12:00 noon, New York City time, not less than three Business Days prior thereto, in the case of ~~Eurodollar~~SOFR Loans, and no later than 12:00 noon, New York City time, on the date of such notice, in the case of ABR Loans, which notice shall specify the date and amount of prepayment and the Loans to be prepaid; provided that, if a ~~Eurodollar~~SOFR Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrower shall also pay any amounts owing pursuant to Section 2.12. Each such notice may be conditioned on the occurrence of one or more events (it being understood that the Administrative Agent and Lenders shall be entitled to assume that the Loans contemplated to be prepaid by such notice are to be prepaid on the date indicated in such notice unless the Administrative Agent shall have received written notice revoking such notice of prepayment on or prior to the date of such prepayment). Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof. If any such notice is given and not revoked on or prior to the date of prepayment indicated in such notice, the amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to such date on the amount prepaid. Partial prepayments of Loans shall be in an aggregate principal amount that is an integral multiple of $1,000,000 and not less than $5,000,000. In the case of each prepayment of Loans pursuant to this Section 2.07(a), the Borrower may in its sole discretion select the Loans (of any Class) to be repaid, and such prepayment shall be paid to the appropriate Lenders in accordance with their respective pro rata share of such Loans. If any Repricing Event occurs prior to the date occurring 12 months after the ~~Closing~~Amendment No. 1 Effective Date, the Borrower agrees to pay to the Administrative Agent, for the ratable account of each Lender with Term B Loans that are subject to such Repricing Event (including any Lender which is replaced pursuant to Section 2.15(c) as a result of its refusal to consent to an amendment giving rise to such Repricing Event), a fee in an amount equal to 1.00% of the aggregate principal amount of the Term B Loans subject to such Repricing Event. Such fees shall be earned, due and payable upon the date of the occurrence of such Repricing Event.

(b) Beginning on the Closing Date, the Borrower shall apply all Net Proceeds within ten (10) Business Days after receipt thereof to prepay Term Loans in accordance with clauses (d) and (e) below.

(c) Not later than ten (10) Business Days after the date on which the annual financial statements are, or are required to be, delivered under Section 5.01(a) with respect to each Excess Cash Flow Period, the Borrower shall calculate Excess Cash Flow for such Excess Cash Flow Period and, if and to the extent the amount of such Excess Cash Flow is greater than $0, the Borrower shall apply an amount to prepay Term Loans equal to (i) the Required Percentage of such Excess Cash Flow minus (ii) to the extent not financed using the proceeds of long-term Debt (it being understood that drawings under the ABL Credit Agreement are not considered to be proceeds of long-term Debt), the amount of any voluntary payments of Term Loans and amounts used to repurchase outstanding principal of Term Loans during such Excess Cash Flow Period (plus, without duplication of any amounts previously deducted under this clause (ii), the amount of any such voluntary payments and amounts so used to repurchase principal of Term Loans after the end of such Excess Cash Flow Period but before the date of prepayment under this clause (c)) pursuant to Sections 2.07(a) and Section 2.19 (it being understood that the amount of any such payments pursuant to Section 2.19 shall be calculated to equal the amount of cash used to repay principal and not the principal amount deemed prepaid therewith); provided that, solely with respect to the fiscal year of the Borrower ended December 31, 2021, the Borrower shall not be required to make a payment pursuant to this Section 2.07(c). Such calculation will be set forth in an Officer’s Certificate delivered to the Administrative Agent setting forth the amount, if any, of Excess Cash Flow for such Excess Cash Flow Period, the amount of any required prepayment in respect thereof and the calculation thereof in reasonable detail.

(d) Amounts to be applied in connection with prepayments of Term Loans pursuant to this Section 2.07 shall be applied to the prepayment of the Term Loans in accordance with Section 2.14(a) until paid in full. In connection with any mandatory prepayments by the Borrower of the Term Loans pursuant to this Section 2.07, such prepayments shall be applied on a pro rata basis to the then outstanding Term Loans being prepaid irrespective of whether such outstanding Term Loans are ABR Loans or ~~Eurodollar~~SOFR Loans; provided that with respect to such mandatory prepayment, the amount of such mandatory prepayment shall be applied (i) first to Term Loans that are ABR Loans to the full extent thereof before application to Term Loans that are ~~Eurodollar~~SOFR Loans in a manner that minimizes the amount of any payments required to be made by the Borrower pursuant to Section 2.12 and (ii) on a pro rata basis with respect to each Class of Term Loans except to the extent any Incremental Assumption Agreement, Extension Amendment or Refinancing Amendment provides that the Class of Term Loans incurred thereunder is to receive less than its pro rata share, in which case such prepayment shall be allocated to such Class of Term Loans as set forth in such Incremental Assumption Agreement, Extension Amendment or Refinancing Amendment and to the other Classes of Term Loans on a pro rata basis. Each prepayment of the Term Loans under this Section 2.07 shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.

(e) The Borrower shall notify the Administrative Agent in writing of any mandatory prepayment of Term Loans required to be made pursuant to Section 2.07(b) or 2.07(c) at least five (5) Business Days prior to the date of such prepayment. Each such notice shall specify the date of such prepayment and provide a reasonably detailed calculation of the amount of such prepayment. The Administrative Agent will promptly notify each Term Lender of the contents of any such prepayment notice and of such Term Lender’s ratable portion of such prepayment (based on such Lender’s pro rata share of each relevant Class of the Term Loans). Any Term Lender (a “Declining Term Lender”) may elect, by delivering written notice to the Administrative Agent and the Borrower no later than 5:00 p.m. one (1) Business Day after the date of such Term Lender’s receipt of notice from the Administrative Agent regarding such prepayment, that the full amount of any mandatory prepayment otherwise required to be made with respect to the Term Loans held by such Term Lender pursuant to Section 2.07(b) or 2.07(c) not be made (the aggregate amount of such prepayments declined by the Declining Term Lenders, the “Declined Prepayment Amount”). If a Term Lender fails to deliver notice setting forth such rejection of a prepayment to the Administrative Agent within the time frame specified above or such notice fails to specify the principal amount of the Term Loans to be rejected, any such failure will be deemed an acceptance of the total amount of such mandatory prepayment of Term Loans. In the event that the Declined Prepayment Amount is greater than $0, such Declined Prepayment Amount shall be retained by the Borrower. For the avoidance of doubt, the Borrower may, at its option, apply any amounts retained in accordance with the immediately preceding sentence to prepay loans in accordance with Section 2.07(a).

(f) Notwithstanding any other provisions of this Section  ~~2.05~~2.07, (i) to the extent that any of or all the Net Proceeds of any Asset Sale by a Foreign Subsidiary (“Foreign Asset Sale”), the Net Proceeds of any Recovery Event from a Foreign Subsidiary (a “Foreign Recovery Event”) or Excess Cash Flow attributable to Foreign Subsidiaries would be prohibited ~~or delayed~~ by applicable local law from being repatriated to the United States, an amount equal to the Net Proceeds or Excess Cash Flow that would be so affected were the Borrower or a Restricted Subsidiary to attempt to repatriate such cash will not be required to be applied to repay Term Loans at the times provided in this Section 2.07 so long, but only so long, as the applicable local law would not permit repatriation to the United States and, if ~~within one year~~ following the date on which the respective prepayment would otherwise have been required such repatriation of any such affected Net Proceeds or Excess Cash Flow is permissible under the applicable local law, even if such cash is not actually repatriated at such time, an amount equal to the amount of such Net Proceeds or Excess Cash Flow, as applicable, will be promptly (and in any event not later than ten Business Days) applied (net of an amount equal to the additional taxes of the Borrower, the Subsidiaries and the direct and indirect holders of Equity Interests in the Borrower that would be payable or reserved against and any additional costs that would be incurred as a result of a repatriation, whether or not a repatriation actually occurs) by the Borrower or the Restricted Subsidiaries to the repayment of the Term Loans pursuant to this Section 2.07 to the extent provided herein and (ii) to the extent that the Borrower has determined in good faith that repatriation of any or all of the Net Proceeds of any Foreign Asset Sale or Foreign Recovery Event or Excess Cash Flow attributable to Foreign Subsidiaries would have material adverse tax consequences with respect to such Net Proceeds or Excess Cash Flow, such Net Proceeds or Excess Cash Flow so affected will not be required to be applied to repay Term Loans at the times provided in this Section 2.07; provided that the Borrower will use commercially reasonable efforts to eliminate or reduce any such material adverse tax consequences to enable such repayment to be made; provided, further, that any such Net Proceeds prohibited by applicable local law from being repatriated shall remain in an escrow or segregated account and shall not be permitted to be reinvested or otherwise expended.

(g) Any prepayment of Term Loans of any Class shall be applied to reduce the subsequent scheduled repayments of the Term Loans of such Class to be made pursuant to Section 2.06 as directed by the Borrower and if not directed by the Borrower, in direct order of maturity thereof, or as otherwise provided in any Extension Amendment, any Incremental Assumption Amendment or any Refinancing Amendment.

Section 2.08 Fees. The Borrower agrees to pay to the Administrative Agent the fees in the amounts and on the dates as set forth in any fee agreements with the Administrative Agent and to perform any other obligations contained therein.

Section 2.09 Interest.

(a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate.

(b) The Loans comprising each ~~Eurodollar~~SOFR Borrowing shall bear interest at ~~the Eurodollar Rate~~Adjusted Term SOFR for the Interest Period in effect for such Borrowing plus the Applicable Rate.

(c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section.

(d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any ~~Eurodollar~~SOFR Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year). The applicable Alternate Base Rate or ~~Eurodollar Rate~~Adjusted Term SOFR shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

Section 2.10 Alternate Rate of Interest.

(a) If prior to the commencement of any Interest Period for a ~~Eurodollar~~SOFR Borrowing:

(i) the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that adequate and reasonable means do not exist for ascertaining ~~the Eurodollar Rate~~Adjusted Term SOFR for a Loan or for the applicable Interest Period; or

(ii) the Administrative Agent is advised by the Required Lenders that ~~the Eurodollar Rate~~Adjusted Term SOFR for a Loan or for the applicable Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent (upon the instruction of the Required Lenders in the case of clause (ii) above) notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a ~~Eurodollar~~SOFR Borrowing shall be ineffective and the Loans shall be converted to an ABR Borrowing and (ii) if any borrowing request requests a ~~Eurodollar~~SOFR Borrowing, such Borrowing shall be made as an ABR Borrowing.

(b) Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to Borrower) that the Borrower or Required Lenders (as applicable) have determined, that:

(i) adequate and reasonable means do not exist for ascertaining ~~LIBOR~~Term SOFR for any requested Interest Period, including, without limitation, because the ~~LIBOR~~SOFR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary,

(ii) the administrator of the ~~LIBOR~~SOFR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which ~~LIBOR~~SOFR or the ~~LIBOR~~SOFR Screen Rate shall no longer be made available, or used for determining the interest rate of loans (such specific date, the “Scheduled Unavailability Date”), or

(iii) syndicated loans currently being executed, or that include language similar to that contained in this Section, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace ~~LIBOR~~SOFR, then, reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and the Borrower may amend this Agreement to replace ~~LIBOR~~SOFR with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein), giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated syndicated credit facilities for such alternative benchmarks (any such proposed rate, a “~~LIBOR~~SOFR Successor Rate”), together with any proposed ~~LIBOR~~SOFR Successor Rate Conforming Changes, and any such amendment shall become effective at 5:00 p.m. (New York time) on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders do not accept such amendment.

If no ~~LIBOR~~SOFR Successor Rate has been determined and the circumstances under clause (b)(i) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain ~~Eurodollar Rate~~SOFR Loans shall be suspended (to the extent of the affected ~~Eurodollar Rate~~SOFR Loans or Interest Periods), and (y) the ~~Eurodollar Rate~~SOFR component shall no longer be utilized in determining the Alternate Base Rate. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of ~~Eurodollar Rate~~SOFR Loans (to the extent of the affected ~~Eurodollar Rate~~SOFR Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Alternate Base Rate Loans (subject to the foregoing clause (y)) in the amount specified therein.

Notwithstanding anything else herein, any definition of ~~LIBOR~~SOFR Successor Rate shall provide that in no event shall such ~~LIBOR~~SOFR Successor Rate be less than ~~zero~~the Floor for purposes of this Agreement.

Section 2.11 Increased Costs.

(a) If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (including any reserve for eurocurrency funding that may be established or reestablished under Regulation D of the Board);

(ii) subject any Lender to any Taxes (other than any Indemnified Taxes, Other Taxes and Excluded Taxes) on its loans, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii) impose on any Lender or the London interbank market any other condition affecting this Agreement or ~~Eurodollar~~SOFR Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making, continuing, converting into or maintaining any Loan the interest on which is determined by reference to ~~the Eurodollar Rate~~Term SOFR (or, in the case of paragraph (ii), any Loan) (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

(b) If any Lender determines that any Change in Law affecting such Lender or any lending office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement or the Loans made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

(d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

Section 2.12 Break Funding Payments. In the event of (a) the payment of any principal of any ~~Eurodollar~~SOFR Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any ~~Eurodollar~~SOFR Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any ~~Eurodollar~~SOFR Loan on the date specified in any notice delivered pursuant hereto (for a reason other than the failure of any Lender to make a Loan) or (d) the assignment of any ~~Eurodollar~~SOFR Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.15, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a ~~Eurodollar~~SOFR Loan, such loss, cost or expense to any Lender shall be deemed to be an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the ~~Eurodollar Rate~~Adjusted Term SOFR that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for deposits in the relevant currency of a comparable amount and period from other banks ~~in the eurocurrency market~~ (but not less than the available ~~Eurodollar Rate~~Adjusted Term SOFR quoted for the ~~Eurodollar~~Adjusted Term SOFR interest period equal to the period from the date of such event to the last day of the then current Interest Period, or if there is no such ~~Eurodollar~~Adjusted Term SOFR interest period, the lower of the ~~Eurodollar Rates~~Adjusted Term SOFR quoted for the closest ~~Eurodollar~~Adjusted Term SOFR interest periods that are longer and shorter than such period). A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower (with a copy to the Administrative Agent) and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

Section 2.13 Taxes.

(a) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes.

(1) All payments by or on account of any obligation of any Loan Party hereunder or under any other Loan Document shall, except to the extent required by applicable laws, be made free and clear of and without reduction or withholding for any Taxes.

(2) If any Loan Party or any other applicable withholding agent shall be required by any applicable laws to withhold or deduct any Taxes from or in respect of any payment made by any Loan Party under any Loan Document (as determined by the applicable withholding agent), then (A) the applicable withholding agent shall withhold or make such deductions as are determined by such withholding agent to be required, (B) the applicable withholding agent shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with applicable law, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes or Other Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or deductions have been made (including withholding or deductions applicable to additional sums payable under this Section 2.13) the Lender (or, in the case of any amount received by the Administrative Agent for its own account, the Administrative Agent), receives an amount equal to the sum it would have received had no withholding or deduction on account of Indemnified Taxes or Other Taxes been made.

(b) Payment of Other Taxes by the Borrower. Without limiting the provisions of subsection (a) above, the Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable laws.

(c) Tax Indemnification. Without limiting the provisions of subsection (a) or (b) above, the Borrower shall indemnify the Administrative Agent and each Lender, and shall make payment in respect thereof within ten days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.13) paid or payable by the Administrative Agent or such Lender, as the case may be, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of any such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(d) Evidence of Payments. Upon request by any of the Loan Parties or the Administrative Agent, as the case may be, after any payment of Taxes by any Loan Party or by the Administrative Agent to a Governmental Authority as provided in this Section 2.13, the applicable Loan Party shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the applicable Loan Party, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by laws to report such payment or other evidence of such payment reasonably satisfactory to such Loan Party or the Administrative Agent, as the case may be.

(e) Status of Lenders; Tax Documentation.

(3) Each Lender shall deliver to the Borrower and to the Administrative Agent, at the time or times reasonably requested by any Loan Party or the Administrative Agent, such properly completed and executed documentation prescribed by applicable laws or by the taxing authorities of any jurisdiction and such other reasonably requested information as will permit the Borrower or other applicable Loan Party or the Administrative Agent, as the case may be, to determine (A) whether or not payments made by the respective Loan Parties hereunder or under any other Loan Document are subject to withholding or deduction for any Taxes, (B) if applicable, the required rate of withholding or deduction, and (C) such Lender’s entitlement to any available exemption from, or reduction of, applicable Taxes in respect of all payments to be made to such Lender by any Loan Party pursuant to this Agreement or any other Loan Document or otherwise to establish such Lender’s status for withholding tax purposes in the applicable jurisdictions. Notwithstanding the preceding sentence, the completion, execution and submission of any documentation with respect to any Tax other than United States federal withholding tax shall not be required if in a Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(4) Without limiting the generality of the foregoing,

(a) any Lender that is a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent) duly completed, executed originals of Internal Revenue Service Form W-9 (or any successor form) certifying that such Lender is exempt from U.S. federal backup withholding tax or such other documentation or information prescribed by applicable laws or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent, as the case may be, to determine whether or not such Lender is subject to backup withholding or information reporting requirements; and

(b) each Foreign Lender that is entitled under the Internal Revenue Code or any applicable treaty to an exemption from or reduction of withholding Tax with respect to any payments hereunder or under any other Loan Document shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent, but only if such Foreign Lender is legally eligible to do so), duly completed, executed originals of whichever of the following is applicable

(1) Internal Revenue Service Form W-8BEN or Internal Revenue Service Form W-8BEN E, as applicable (or any successor form) claiming eligibility for benefits of an income tax treaty to which the United States is a party,

(2) Internal Revenue Service Form W-8ECI (or any successor form),

(3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 871(h) or Section 881(c) of the Internal Revenue Code, (x) a certificate substantially in the form of Exhibit G (a “Non-Bank Certificate”) to the effect that such Foreign Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (B) a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code, or (C) a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code, and that no payments in connection with any Loan Document are effectively connected with such Foreign Lender’s conduct of a United States trade or business and (y) Internal Revenue Service Form W-8BEN or Internal Revenue Service Form W-8BEN E, as applicable (or any successor form),

(4) to the extent a Foreign Lender is not the beneficial owner, Internal Revenue Service Form W-8IMY (or any successor form), accompanied by Internal Revenue Service Form W-8ECI, Internal Revenue Service Form W 8BEN, Internal Revenue Service Form W-8BEN E, a Non-Bank Certificate, Internal Revenue Service Form W-9, and/or other certification documents (or successor forms) from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership (and not a participating lender) and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, a Non-Bank Certificate may be provided by such Foreign Lender on behalf of such direct and indirect partner(s), or

(5) any other form prescribed by applicable laws as a basis for claiming exemption from or a reduction in United States federal withholding Tax, together with such supplementary documentation as may be prescribed by applicable laws to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made.

(c) If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Sections 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their FATCA obligations, to determine whether such Lender has or has not complied with such Lender’s FATCA obligations and, if necessary, to determine the amount to deduct and withhold from such payment. Solely for the purposes of this clause (C), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(5) Each Lender agrees that if any documentation it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall promptly update such documentation or promptly notify the Borrower and the Administrative Agent in writing of its legal ineligibility to do so.

(6) Notwithstanding any other provisions of this Section 2.13(e), a Lender shall not be required to deliver any documentation that such Lender is not legally eligible to deliver.

(7) Each Lender hereby authorizes the Administrative Agent to deliver to the Loan Parties and to any successor Administrative Agent any document provided by such Lender to the Administrative Agent pursuant to this Section 2.13(e).

(f) Treatment of Certain Refunds. Unless required by applicable laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender, or have any obligation to pay to any Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender. If the Administrative Agent or any Lender determines, in its sole discretion, that it has received a refund of any Indemnified Taxes or Other Taxes as to which it has been indemnified by a Loan Party or with respect to which any Loan Party has paid additional amounts pursuant to this Section 2.13, it shall pay to the indemnifying Loan Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by any Loan Party under this Section 2.13 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the indemnifying Loan Party, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to such Loan Party pursuant to this paragraph (f) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This paragraph (f) shall not be construed to require the Administrative Agent or any Lender to make available its Tax returns (or any other information relating to its taxes that it deems confidential) to any Loan Party or any other Person. Notwithstanding anything to the contrary in this paragraph (f), in no event will the Administrative Agent or any Lender be required to pay any amount to any Loan Party pursuant to this paragraph (f) the payment of which would place the Administrative Agent or such Lender in a less favorable net after-Tax position than the Administrative Agent or such Lender would have been if the Indemnified Taxes or Other Taxes giving rise to such refund had never been imposed.

Section 2.14 Pro Rata Treatment and Payments.

(a) Each prepayment by the Borrower on account of principal of any Loans of any Class shall be made pro rata according to the respective outstanding principal amounts of Loans of such Class then held by the Lenders entitled to such payment (subject in the case of Term B Loans to Section 2.07(e)). All repayments of principal of any Loans at stated maturity or upon acceleration shall be allocated pro rata according to the respective outstanding principal amounts of the matured or accelerated Loans then held by the relevant Lenders. All payments of interest in respect of any Loans shall be allocated pro rata according to the outstanding interest payable then owed to the relevant Lenders. Notwithstanding the foregoing, (A) any amount payable to a Defaulting Lender under this Agreement (whether on account of principal, interest, fees or otherwise but excluding any amount that would otherwise be payable to such Defaulting Lender pursuant to Section 2.15 and Section 9.05) shall, in lieu of being distributed to such Defaulting Lender, be retained by the Administrative Agent in a segregated interest-bearing account and, subject to any applicable Requirements of Law, be applied at such time or times as may be determined by the Administrative Agent: (1) first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder (including amounts owed under Section 2.08(b) or 9.04(c)), (2) second, to the funding of any Loan required by this Agreement, as determined by the Administrative Agent, (3) third, if so determined by the Administrative Agent and Borrower, held in such account as cash collateral for future funding obligations of the Defaulting Lender under this Agreement, (4) fourth, pro rata, to the payment of any amounts owing to the Borrower or the Lenders as a result of such Defaulting Lender’s breach of its obligations under this Agreement and (5) fifth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction, and (B) if such payment is a prepayment of the principal amount of Loans, such payment shall be applied solely to prepay the Loans of all Non-Defaulting Lenders pro rata (based on the amounts owing to each) prior to being applied to the prepayment of any Loan of any Defaulting Lender.

(b) All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 2:00 p.m., New York City time, on the date when due. All payments received by the Administrative Agent after 2:00 p.m., New York City time, may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest and fees thereon. All such payments shall be made to the Administrative Agent’s Office except that payments pursuant to Sections 2.11, 2.12, 2.13, 2.19 and 9.04 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute such payments to the relevant Lenders promptly upon receipt in like funds as received. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. In the case of any extension of any payment of principal, interest thereon shall be payable at the then applicable rate during such extension. Unless the Administrative Agent shall have received notice from the Borrower prior to the time at which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Federal Funds Rate.

(c) Subject to the terms of the ABL Intercreditor Agreement, after the exercise of remedies provided for in Section 7.01 or the Collateral Documents (or after any Loans have automatically become immediately due and payable as contemplated by Section 7.01) and irrespective of any other provision of any Loan Document to the contrary, any amounts (including cash, equity securities, debt securities or any other property; provided that if any such amounts are not in the form of cash, then the amount of such securities or other property applied to each of clauses First through Last below shall be an amount with a fair market value equal to the stated amount required to be applied pursuant to each such clause) received on account of the Collateral or in consideration of any waiver of any rights to receive any payment of the Obligations (whether received as a consequence of the exercise of such remedies or as a distribution under any Insolvency or Liquidation Proceeding including payments in respect of “adequate protection” for the use of Collateral during such proceeding or under any Plan of Reorganization or on account of any liquidation of any Loan Party) shall be turned over to the Administrative Agent (to the extent not received directly by the Administrative Agent) and applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (other than principal, interest and fees with respect to the Loans, but including amounts payable under Section 9.04) payable to the Administrative Agent in its capacity as such (irrespective of when such amounts were incurred or accrued or whether any such amounts are allowed in any Insolvency or Liquidation Proceeding) until paid in full;

Second, to payment of that portion of all other Obligations ratably among the Secured Parties in proportion to the amount of such Obligations owing to the Secured Parties described in this Clause Second until paid in full;

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.

Section 2.15 Mitigation Obligations; Replacement of Lenders.

(a) If any Lender requests compensation under Section 2.11, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.13, or if any Lender gives notice to the Borrower (through the Administrative Agent) pursuant to Section 2.21, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.11 or 2.13, as the case may be, or permit such Lender to rescind any notice delivered to the Borrower pursuant to Section 2.21, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. Each Lender may designate a different lending office for funding or booking its Loans hereunder or assign its rights and obligations hereunder to another of its offices, branches or affiliates; provided that the exercise of this option shall not affect the obligations of the Borrower to repay the Loan in accordance with the terms of this Agreement.

(b) If any Lender requests compensation under Section 2.11, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.13, or if any Lender gives notice to the Borrower (through the Administrative Agent) pursuant to Section 2.21, or if any Lender is a Defaulting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.05), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.11 or payments required to be made pursuant to Section 2.13, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

(c) If any Lender (such Lender, a “Non-Consenting Lender”) has failed to consent to a proposed amendment, waiver, discharge or termination which pursuant to the terms of Section 9.02 requires the consent of all Lenders or all of the Lenders affected and with respect to which the Required Lenders shall have granted their consent, then the Borrower shall have the right (unless such Non-Consenting Lender grants such consent) to replace such Non-Consenting Lender by requiring such Non-Consenting Lender to assign its Loans hereunder to one or more assignees reasonably acceptable to the Administrative Agent, provided that: (a) all amounts owing to such Non-Consenting Lender being replaced (other than principal and interest) shall be paid in full to such Non-Consenting Lender concurrently with such assignment, and (b) the replacement Lender (each such Lender, a “Replacement Lender”) shall purchase the foregoing by paying to such Non-Consenting Lender a price equal to the principal amount thereof plus accrued and unpaid interest thereon. In connection with any such assignment the Borrower, Administrative Agent, such Non-Consenting Lender and the Replacement Lender shall otherwise comply with Section 9.05.

(d) Notwithstanding anything herein to the contrary, each party hereto agrees that any assignment pursuant to the terms of Section 2.15(c) may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Administrative Agent and the assignee and that the Lender making such assignment need not be a party thereto.

Section 2.16 Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

iv) The Commitments and Loans of such Defaulting Lender shall not be included in determining whether the Required Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 9.02); provided that this Section 2.16(a) shall not apply to the vote of a Defaulting Lender in the case of an amendment, waiver or other modification effecting the reduction or excuse of principal amount of, or interest or fees payable on, such Defaulting Lender’s Loans or the postponement of the scheduled date of payment of such principal amount, interest or fees to such Defaulting Lender.

v) The rights and remedies against a Defaulting Lender under this Agreement are in addition to other rights and remedies that Borrower may have against such Defaulting Lender with respect to any funding default and that the Administrative Agent or any Lender may have against such Defaulting Lender with respect to any funding default. In the event that the Administrative Agent and the Borrower each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then such Lender will cease to be a Defaulting Lender and will be a Non-Defaulting Lender; provided that no adjustments will be made retroactively with respect to payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; provided that, except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender.

Section 2.17 Extensions of Loans.

(a) Notwithstanding anything to the contrary in this Agreement, pursuant to one or more offers made from time to time by the Borrower to all Lenders of any Class of Term Loans on a pro rata basis (based, in the case of an offer to the Lenders under any Class of Term Loans, on the aggregate outstanding Term Loans of such Class), and on the same terms to each such Lender (“Pro Rata Extension Offers”), the Borrower is hereby permitted to consummate transactions with individual Lenders, each acting in its sole and individual discretion, that agree to such transactions from time to time to extend the maturity date of such Lender’s Loans of such Class and to otherwise modify the terms of such Lender’s Loans of such Class pursuant to the terms of the relevant Pro Rata Extension Offer (including, without limitation, increasing the interest rate or fees payable in respect of such Lender’s Loans and/or modifying the amortization schedule in respect of such Lender’s Loans). For the avoidance of doubt, the reference to “on the same terms” in the preceding sentence shall mean, in the case of an offer to the Lenders under any Class of Term Loans, that all of the Term Loans of such Class are offered to be extended for the same amount of time and that the interest rate changes and fees payable with respect to such extension are the same. Any such extension (an “Extension”) agreed to between the Borrower and any such Lender (an “Extending Lender”) will be established under this Agreement by implementing a Term Loan for such Lender if such Lender is extending an existing Term Loan (such extended Term Loan, an “Extended Term Loan”). Each Pro Rata Extension Offer shall specify the date on which the Borrower proposes that the Extended Term Loan shall be made, which shall be a date not earlier than five (5) Business Days after the date on which the Pro Rata Extension Offer is delivered to the Administrative Agent (or such shorter period agreed to by the Administrative Agent in its reasonable discretion).

(b) The Borrower and each Extending Lender shall execute and deliver to the Administrative Agent an amendment to this Agreement (an “Extension Amendment”) and such other documentation as the Administrative Agent shall reasonably specify to evidence the Extended Term Loans of such Extending Lender. Each Extension Amendment shall specify the terms of the applicable Extended Term Loans; provided, that (i) except as to interest rates, fees and any other pricing terms, amortization, final maturity date, participation in prepayments and covenants and other provisions applicable only to the period after the maturity date of the existing Class of Term Loans from which such Extended Term Loans are extended (which shall be determined by the Borrower and set forth in the Pro Rata Extension Offer), the Extended Term Loans shall, subject to clauses (ii) and (iii) of this proviso, have (x) the same terms as the existing Class of Term Loans from which they are extended or (y) such other terms as shall be reasonably satisfactory to the Administrative Agent, (ii) the final maturity date of any Extended Term Loans shall be no earlier than the maturity date of the Class of Term Loans to which such offer relates, (iii) the Weighted Average Life to Maturity of any Extended Term Loans shall be no shorter than the remaining Weighted Average Life to Maturity of the Class of Term Loans to which such offer relates, and (iv) any Extended Term Loans may participate on a pro rata basis or a less than pro rata basis (but not a greater than pro rata basis) than the Term Loans in any mandatory prepayment hereunder. Upon the effectiveness of any Extension Amendment, this Agreement shall be amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Extended Term Loans evidenced thereby as provided for in Section 9.02(c). Any such deemed amendment may be memorialized in writing by the Administrative Agent with the Borrower’s consent (not to be unreasonably withheld) and furnished to the other parties hereto.

(c) Upon the effectiveness of any such Extension, the applicable Extending Lender’s Term Loan will be automatically designated an Extended Term Loan.

(d) Notwithstanding anything to the contrary set forth in this Agreement or any other Loan Document (including without limitation this Section 2.17), (i) no Extended Term Loan is required to be in any minimum amount or any minimum increment, (ii) any Extending Lender may extend all or any portion of its Term Loans pursuant to one or more Pro Rata Extension Offers (subject to applicable proration in the case of over participation) (including the extension of any Extended Term Loan), (iii) there shall be no condition to any Extension of any Loan at any time or from time to time other than notice to the Administrative Agent of such Extension and the terms of the Extended Term Loan implemented thereby, (iv) all Extended Term Loans and all obligations in respect thereof shall be Obligations of the relevant Loan Parties under this Agreement and the other Loan Documents that rank equally and ratably in right of security with all other Obligations of the Class being extended and (v) there shall be no borrower (other than the Borrower) and no guarantors (other than the Subsidiary Guarantors) in respect of any such Extended Term Loans.

(e) Each Extension shall be consummated pursuant to procedures set forth in the associated Pro Rata Extension Offer; provided, that the Borrower shall cooperate with the Administrative Agent prior to making any Pro Rata Extension Offer to establish reasonable procedures with respect to mechanical provisions relating to such Extension, including, without limitation, timing, rounding and other adjustments.

Section 2.18 Refinancing Amendments.

(a) Notwithstanding anything to the contrary in this Agreement, the Borrower may by written notice to the Administrative Agent establish one or more additional tranches of term loans under this Agreement (such loans, “Refinancing Term Loans”), all proceeds of which are used to refinance in whole or in part any Class of Term Loans pursuant to Section 2.07(b). Each such notice shall specify the date (each, a “Refinancing Effective Date”) on which the Borrower proposes that the Refinancing Term Loans shall be made, which shall be a date not less than five (5) Business Days after the date on which such notice is delivered to the Administrative Agent (or such shorter period agreed to by the Administrative Agent in its sole discretion); provided, that:

(i) before and after giving effect to the Borrowing of such Refinancing Term Loans on the Refinancing Effective Date each of the conditions set forth in Section 4.02 shall be satisfied;

(ii) the final maturity date of the Refinancing Term Loans shall be no earlier than the maturity date of the refinanced Term Loans;

(iii) the Weighted Average Life to Maturity of such Refinancing Term Loans shall be no shorter than the then-remaining Weighted Average Life to Maturity of the refinanced Term Loans;

(iv) the aggregate principal amount of the Refinancing Term Loans shall not exceed the outstanding principal amount of the refinanced Term Loans plus amounts used to pay fees, expenses, commissions, underwriting discounts and premiums and accrued interest associated therewith;

(v) all other terms applicable to such Refinancing Term Loans (other than provisions relating to original issue discount, upfront fees, interest rates and any other pricing terms, optional prepayment or mandatory prepayment or redemption terms shall be as agreed between the Borrower and the Lenders providing such Refinancing Term Loans) taken as a whole shall (as determined by the Borrower in good faith) be substantially similar to, or no more restrictive to the Borrower and its Restricted Subsidiaries than, the terms, taken as a whole, applicable to the Term Loans being refinanced (except to the extent such covenants and other terms apply solely to any period after the Latest Maturity Date or are otherwise reasonably acceptable to the Administrative Agent);

(vi) there shall be no borrower (other than the Borrower) and no guarantors (other than the Subsidiary Guarantors) in respect of such Refinancing Term Loans;

(vii) Refinancing Term Loans shall not be secured by any asset of the Borrower and its subsidiaries other than the Collateral; and

(viii) Refinancing Term Loans may participate on a pro rata basis or on a less than pro rata basis (but not on a greater than pro rata basis) in any mandatory prepayments (other than as provided otherwise in the case of such prepayments pursuant to Section 2.07(b)) hereunder, as specified in the applicable Refinancing Amendment.

(b) The Borrower may approach any Lender or any other person that would be a permitted assignee pursuant to Section 9.05 to provide all or a portion of the Refinancing Term Loans; provided, that any Lender offered or approached to provide all or a portion of the Refinancing Term Loans may elect or decline, in its sole discretion, to provide a Refinancing Term Loan. Any Refinancing Term Loans made on any Refinancing Effective Date shall be designated an additional Class of Term Loans for all purposes of this Agreement; provided, further, that any Refinancing Term Loans may, to the extent provided in the applicable Refinancing Amendment governing such Refinancing Term Loans, be designated as an increase in any previously established Class of Term Loans made to the Borrower.

(c) The Borrower and each Lender providing the applicable Refinancing Term Loans shall execute and deliver to the Administrative Agent an amendment to this Agreement (a “Refinancing Amendment”) and such other documentation as the Administrative Agent shall reasonably specify to evidence such Refinancing Term Loans. For purposes of this Agreement and the other Loan Documents, if a Lender is providing a Refinancing Term Loan, such Lender will be deemed to have a Term Loan having the terms of such Refinancing Term Loan. Notwithstanding anything to the contrary set forth in this Agreement or any other Loan Document (including without limitation this Section 2.18), (i) no Refinancing Term Loan is required to be in any minimum amount or any minimum increment, (ii) there shall be no condition to any incurrence of any Refinancing Term Loan at any time or from time to time other than those set forth in clause (a) above and (iii) all Refinancing Term Loans and all obligations in respect thereof shall be Obligations under this Agreement and the other Loan Documents that rank equally and ratably in right of security with the refinanced Term Loans and all Obligations in respect thereof.

(d) Each party hereto hereby agrees that, upon the Refinancing Effective Date of any Refinancing Term Loans, this Agreement shall be amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Refinancing Term Loans evidenced thereby as provided for in Section 9.02. Any amendment to this Agreement or any other Loan Document that is necessary to effect the provisions of this Section 2.18 (including, without limitation, to provide for the establishment of Refinancing Term Loans) and any such collateral and other documentation shall be deemed “Loan Documents” hereunder and may be memorialized in writing between the Administrative Agent and the Borrower and furnished to the other parties hereto.

Section 2.19 Loan Repurchases.

(a) Subject to the terms and conditions set forth or referred to below, the Borrower may from time to time, at its discretion, conduct modified Dutch auctions in order to purchase its Term Loans of one or more Classes (as determined by the Borrower) (each, a “Purchase Offer”), each such Purchase Offer to be managed by a financial institution chosen by the Borrower and reasonably acceptable to the Administrative Agent (in such capacity, the “Auction Manager” (it being understood that the Administrative Agent shall be under no obligation to act as Auction Manager)), so long as the following conditions are satisfied:

(i) each Purchase Offer shall be conducted in accordance with the procedures, terms and conditions set forth in this Section 2.19 and the Auction Procedures;

(ii) no Default or Event of Default shall have occurred and be continuing on the date of the delivery of each notice of an auction and at the time of (and immediately after giving effect to) the purchase of any Term Loans in connection with any Purchase Offer;

(iii) the principal amount (calculated on the face amount thereof) of each and all Classes of Term Loans that the Borrower offers to purchase in any such Purchase Offer shall be no less than $25,000,000 (unless another amount is agreed to by the Administrative Agent) (across all such Classes);

(iv) the aggregate principal amount (calculated on the face amount thereof) of all Term Loans of the applicable Class or Classes so purchased by the Borrower shall automatically be cancelled and retired by the Borrower on the settlement date of the relevant purchase (and may not be resold), and in no event shall the Borrower be entitled to any vote hereunder in connection with such Term Loans;

(v) no more than one Purchase Offer with respect to any Class may be ongoing at any one time;

(vi) any Purchase Offer with respect to any Class shall be offered to all Term Lenders holding Term Loans of such Class on a pro rata basis;

(vii) no Purchase Offer may be funded with drawings under the ABL Credit Agreement; and

(viii) all parties to the relevant transactions shall render customary “big-boy” disclaimer letters.

(b) The Borrower must terminate any Purchase Offer if it fails to satisfy one or more of the conditions set forth above which are required to be met at the time which otherwise would have been the time of purchase of Term Loans pursuant to such Purchase Offer. If the Borrower commences any Purchase Offer (and all relevant requirements set forth above which are required to be satisfied at the time of the commencement of such Purchase Offer have in fact been satisfied), and if at such time of commencement the Borrower reasonably believes that all required conditions set forth above which are required to be satisfied at the time of the consummation of such Purchase Offer shall be satisfied, then the Borrower shall have no liability to any Lender for any termination of such Purchase Offer as a result of its failure to satisfy one or more of the conditions set forth above which are required to be met at the time which otherwise would have been the time of consummation of such Purchase Offer, and any such failure shall not result in any Default or Event of Default hereunder. With respect to all purchases of Term Loans of any Class or Classes made by the Borrower pursuant to this Section 2.19, the Borrower shall pay on the settlement date of each such purchase all accrued and unpaid interest (except to the extent otherwise set forth in the relevant offering documents), if any, on the purchased Term Loans of the applicable Class or Classes up to the settlement date of such purchase.

(c) The Administrative Agent and the Lenders hereby consent to the Purchase Offers and the other transactions effected pursuant to and in accordance with the terms of this Section 2.19; provided, that notwithstanding anything to the contrary contained herein, no Lender shall have an obligation to participate in any such Purchase Offer. For the avoidance of doubt, it is understood and agreed that the provisions of Sections 2.12, 2.14 and 9.05 will not apply to the purchases of Term Loans pursuant to Purchase Offers made pursuant to and in accordance with the provisions of this Section 2.19. The Auction Manager acting in its capacity as such hereunder shall be entitled to the benefits of the provisions of Article VIII and Section 9.04 to the same extent as if each reference therein to the “~~Agents~~agents” were a reference to the Auction Manager, and the Administrative Agent shall cooperate with the Auction Manager as reasonably requested by the Auction Manager in order to enable it to perform its responsibilities and duties in connection with each Purchase Offer.

Section 2.20 MIRE Event. Notwithstanding anything to the contrary herein, the making, increasing, extension or renewal of any Loans pursuant to this Agreement (including any incremental credit facilities, but excluding any continuation or conversion of Borrowings) after the Closing Date shall be subject to flood insurance due diligence in accordance with Section 5.09(e)(i) and flood insurance compliance in accordance with Section 5.05 hereto.

Section 2.21 Illegality. If any Lender determines that any Requirement of Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender to maintain Loans whose interest is determined by reference to ~~the Eurodollar Rate~~Adjusted Term SOFR, or to determine or charge interest rates based upon ~~the Eurodollar Rate~~Adjusted Term SOFR, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, then, upon notice thereof by such Lender to the Borrower (through the Administrative Agent), (a) any obligation of such Lender to maintain or continue ~~Eurodollar Rate~~SOFR Loans or to convert ABR Loans to ~~Eurodollar Rate~~SOFR Loans shall be suspended, and (b) if such notice asserts the illegality of such Lender maintaining ABR Loans the interest rate on which is determined by reference to the ~~Eurodollar Rate~~SOFR component of the Alternate Base Rate, the interest rate on which ABR Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the ~~Eurodollar Rate~~SOFR component of the Alternate Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (i) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), convert all ~~Eurodollar Rate~~SOFR Loans of such Lender to ABR Loans (the interest rate on which ABR Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the ~~Eurodollar Rate~~SOFR component of the Alternate Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such ~~Eurodollar Rate~~SOFR Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such ~~Eurodollar Rate~~SOFR Loans and (ii) if such notice asserts the illegality of such Lender determining or charging interest rates based upon ~~the Eurodollar Rate~~Adjusted Term SOFR, the Administrative Agent shall during the period of such suspension compute the Alternate Base Rate applicable to such Lender without reference to the ~~Eurodollar Rate~~SOFR component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon ~~the Eurodollar Rate~~Adjusted Term SOFR. Upon any such conversion, the Borrower shall also pay accrued interest on the amount so converted.

ARTICLE III

Representations and Warranties

~~The~~Each of Intermediate Holdings and the Borrower represents and warrants to the Lenders that:

Section 3.01 Organization; Powers. Each Loan Party (i) is duly organized, validly existing and, if applicable, in good standing under the laws of the jurisdiction of its organization and (ii) has all requisite power and authority to carry on its business as now conducted and is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except, in the case of this clause (ii), where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

Section 3.02 Authorization; Enforceability. The Transactions (including the performance of the Loan Documents) are within the corporate or other organizational powers of the Loan Parties and have been duly authorized by all necessary corporate or other organizational action. This Agreement has been and each other Loan Document will be duly executed and delivered by each Loan Party party thereto. This Agreement constitutes, and each other Loan Document when executed and delivered will constitute, a legal, valid and binding obligation of each Loan Party party thereto, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights or remedies generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Section 3.03 Governmental Approvals; No Conflicts. The Transactions (including the performance of the Loan Documents) (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect or those which the failure to obtain would not be reasonably expected to result in a Material Adverse Effect and (ii) the filings referred to in Section 3.12, (b) will not violate (x) any applicable law or regulation or (y) the charter, by-laws or other organizational documents of the Borrower or any other Loan Party or any order of any Governmental Authority except where any such violation would not reasonably expected to result in a Material Adverse Effect, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any other Loan Party or its assets except as would not reasonably expected to result in a Material Adverse Effect, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Material Subsidiaries (other than any Permitted Lien).

Section 3.04 Financial Position.

(a) The consolidated balance sheets of the Borrower and its Consolidated Subsidiaries as of December 31, 2017, and the related consolidated statements of income, cash flow and shareholders’ equity of the Borrower and its Consolidated Subsidiaries for the fiscal year then ended, copies of which have been furnished to each Lender, fairly present the financial condition of the Borrower and its Consolidated Subsidiaries as at such date and the consolidated results of the operations of the Borrower and its Consolidated Subsidiaries for the period ended on such date, all in accordance with in accordance with GAAP consistently applied throughout the period covered thereby.

(b) The consolidated balance sheets of the Borrower and its Consolidated Subsidiaries as of March 31, 2018, and June 30, 2018, and the related consolidated statements of income, cash flow and shareholders’ equity of the Borrower and its Consolidated Subsidiaries for the fiscal quarter then ended, copies of which have been furnished to each Lender, fairly present the financial condition of the Borrower and its Consolidated Subsidiaries as at such date and the consolidated results of the operations of the Borrower and its Consolidated Subsidiaries for the period ended on such date, all in accordance with GAAP consistently applied throughout the period covered thereby.

Section 3.05 Properties; Flood Documentation.

(a) Each of the Borrower and its Material Subsidiaries has good title to, or valid leasehold interests in, all of the Real Property and all its personal property material to its business, except for minor defects in title and Permitted Liens that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes or as, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(b) Each of the Borrower and its Material Subsidiaries owns, or is validity licensed to use, all Intellectual Property used or held for use by such entities or necessary to operate their respective business as currently conducted and contemplated to be conducted, and the operation of their respective businesses by the Borrower and its Material Subsidiaries does not infringe upon or otherwise violate the rights of any other Person, except for any such Intellectual Property or infringements or violations that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(c) As to all improved Mortgaged Properties, (i) the Administrative Agent has received the Flood Documentation with respect to such Mortgaged Property on or prior to the granting of such Mortgage thereon, and (ii) all flood hazard insurance policies required pursuant to Section 5.05 with respect to any such Mortgaged Property have been obtained and remain in full force and effect to the extent required by such Section 5.05.

Section 3.06 Litigation and Environmental Matters.

(a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened in writing against or affecting the Borrower or any of its Restricted Subsidiaries (i) that would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) on the Closing Date, that would reasonably be expected to materially and adversely affect the legality, validity or enforceability of this Agreement or the Transactions.

(b) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, neither the Borrower nor any of its Restricted Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any Environmental Permit, (ii) has become subject to any liability under Environmental Law, (iii) has received written notice of any Environmental Action or (iv) knows of any basis reasonably likely to result in any liability under Environmental Law.

Section 3.07 Compliance with Laws and Agreements. Each of the Borrower and its Material Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except (a) in such instances in which such compliance (or failure to comply) is being contested in good faith by appropriate proceedings diligently conducted or (b) where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

Section 3.08 Investment Company Status; Margin Stock.

(a) No Loan Party is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X.

(b) Following application of the proceeds of each Loan to the Borrower, less than 25% of the value of the assets of the Borrower and its Consolidated Subsidiaries will consist of Margin Stock.

(c) The Borrower is not principally engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

Section 3.09 Taxes. Each of the Borrower and its Material Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Material Subsidiary, as applicable, has set aside on its books adequate reserves in accordance with GAAP or (b) to the extent that the failure to do so would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect.

Section 3.10 ERISA.

(a) Except to the extent that it could not reasonably be expected to have a Material Adverse Effect, each Plan is in compliance with the applicable provisions of ERISA, the Internal Revenue Code and other federal or state laws and each Plan that is intended to be a qualified plan under Section 401(a) of the Internal Revenue Code has received a favorable determination letter from the Internal Revenue Service to the effect that the form of such Plan is qualified under Section 401(a) of the Internal Revenue Code and the trust related thereto has been determined by the Internal Revenue Service to be exempt from federal income tax under Section 501(a) of the Internal Revenue Code, or an application for such a letter is currently being processed by the Internal Revenue Service. To the best knowledge of the Borrower, nothing has occurred that would prevent or cause the loss of such tax-qualified status, except to the extent that it could not reasonably be expected to have a Material Adverse Effect.

(b) There are no pending or, to the best knowledge of the Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could be reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.

(c) Except to the extent that it could not reasonably be expected to have a Material Adverse Effect, (i) no ERISA Event has occurred, and neither the Borrower nor any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan or Multiemployer Plan; (ii) the Borrower and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained; (iii) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Internal Revenue Code) is 60% or higher and neither the Borrower nor any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below 60% as of the most recent valuation date; (iv) neither the Borrower nor any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid; (v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; and (vi) no Pension Plan has been terminated by the plan administrator thereof nor by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan.

(d) The assets of the Borrower are not and will not be deemed to include “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans.

Section 3.11 Disclosure.

(a) Neither the Lender Presentation nor any of the other reports, financial statements, certificates or other written information furnished by or on behalf of the Borrower to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished), taken as a whole, contained any material misstatement of fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading as of the date furnished; provided that with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed by the Borrower to be reasonable at the time.

(b) As of the Closing Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects.

Section 3.12 Liens; Security Interests in the Collateral.

(a) The Security Agreement and the Pledge Agreement (and the other Collateral Documents, upon execution thereof will, to the extent required thereby) are effective to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a security interest in the Collateral described therein (subject to any limitations specified therein). When financing statements specified on Schedule 3.12 in appropriate form are filed in the offices specified on Schedule 3.12, the Administrative Agent shall have a perfected Lien on, and security interest in, all right, title and interest of the Loan Parties and the Specified Pledgors in such Collateral (subject to any limitations specified therein) to the extent perfection of such security interest can be perfected by the filing of a financing statement, as security for the Obligations, in each case prior and superior in right to any other Person (subject to Permitted Liens). Upon the taking of possession or control by the Administrative Agent of Collateral with respect to which a security interest may be perfected by possession or control, the Liens created by the Collateral Documents shall constitute first priority perfected Liens on, and security interests in, such Collateral (subject to Permitted Liens).

(b) When the Security Agreement or an ancillary document thereunder is properly filed and recorded in the United States Patent and Trademark Office and the United States Copyright Office, and, with respect to Collateral in which a security interest cannot be perfected by such filings, upon the proper filing of the financing statements referred to in clause (a) above, the Administrative Agent (for the benefit of the Secured Parties) shall have a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties thereunder in the United States Intellectual Property included in the Collateral listed in such ancillary document (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a Lien on material registered trademarks and patents, trademark and patent applications and registered copyrights acquired by the Loan Parties after the Closing Date).

(c) The Mortgages shall be effective to create in favor of the Administrative Agent (for the benefit of the Secured Parties) or, if so contemplated by the respective Mortgage, the Administrative Agent and the other Secured Parties, legal, valid and enforceable Liens on all of the Loan Parties’ rights, titles and interests in and to the Mortgaged Property thereunder and the proceeds thereof, and when such Mortgages are validly filed, registered or recorded in the proper real estate filing, registration or recording offices, and all required mortgage Taxes and recording and registration charges are duly paid, the Administrative Agent (for the benefit of the Secured Parties) shall have valid Liens with record or registered notice to third parties on all rights, titles and interests of the Loan Parties in such Mortgaged Property.

Section 3.13 No Change. Since December 31, 2017, there has been no material adverse change in the business, financial condition, results of operations or properties of the Borrower and its Restricted Subsidiaries, taken as a whole.

Section 3.14 Subsidiaries. (a) Schedule 3.14 sets forth, as of the Closing Date, (i) the name and jurisdiction of organization of each Subsidiary that is a Loan Party and each of its direct Subsidiaries, (ii) the name and jurisdiction of organization of each Subsidiary that is a Specified Pledgor and each of its direct Foreign Subsidiaries and (iii) as to each such Subsidiary and first tier Foreign Subsidiary, the number of each class of its Equity Interests authorized, the number outstanding, the number of shares covered by all outstanding options, warrants, rights of conversion or purchase and similar rights and the percentage of each class of Equity Interests owned by any Loan Party or Specified Pledgor on the Closing Date, (b) all Equity Interests of the Borrower and its Subsidiaries are duly and validly issued and are fully paid and, in the case of common stock of a corporation that is a Domestic Subsidiary or a first tier Foreign Subsidiary, non-assessable, and, as of the Closing Date, other than the Equity Interests of the Borrower and except as set forth in Schedule 3.14, are owned by the Borrower, directly or indirectly through Wholly Owned Subsidiaries, (c) each Loan Party is the record and beneficial owner of, and has good and marketable title to, the Equity Interests pledged by it under the Security Agreement, free of any and all Liens, except the security interest created by the Security Agreement and Permitted Liens, (d) each Specified Pledgor is the record and beneficial owner of, and has good and marketable title to, the Equity Interests pledged by it under the Pledge Agreement, free of any and all Liens, except the security interest created by the Pledge Agreement and Permitted Liens and (e) as of the Closing Date, no party other than the Borrower or its Subsidiaries owns any outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than directors and directors’ qualifying shares or similar nominal shares to the extent required under applicable legal requirements) of any nature relating to any Equity Interest of any of the Domestic Subsidiaries and the first tier Foreign Subsidiaries. No consent of any Person, including any other general or limited partner any other member of a limited liability company, any shareholder or any trust beneficiary, that has not been received is necessary in connection with the creation, perfection or first priority status (subject to Permitted Liens) of the security interest of the Administrative Agent in any Equity Interests pledged to the Administrative Agent for the benefit of the Secured Parties under the Security Agreement or the Pledge Agreement or the exercise by the Administrative Agent of the voting or other rights provided for in the Security Agreement or the Pledge Agreement or the exercise of remedies in respect thereof.

Section 3.15 Solvency. Immediately after the consummation of the Delta Merger Transactions ~~to occur on the Closing Date, including the making of each Loan to be made on the Closing Date and the application of the proceeds of such Loans~~, the Borrower and its Subsidiaries on a consolidated basis are Solvent.

Section 3.16 No Default. No Default or Event of Default has occurred and is continuing.

Section 3.17 OFAC. Neither the Borrower, nor any of its Subsidiaries, nor, to the knowledge of the Borrower and its Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity that is, or is owned or controlled by any Person that is (i) the target of any Sanctions, (ii) included on OFAC’s List of Specially Designated nationals, HMT’s Consolidated List of Financial Sanctions Targets and the Investment Ban List, or any similar list enforced by any other relevant sanctions authority or (iii) located, organized or resident in a Designated Jurisdiction.

Section 3.18 Anti-Corruption Laws. The Borrower and its Subsidiaries have conducted their businesses in compliance in all material respects with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions (collectively, “Anti-Corruption Laws”) and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.

Section 3.19 EEA Financial Institutions. No Loan Party is an EEA Financial Institution.

Section 3.20 Use of Proceeds. The Borrower ~~will use~~used the proceeds of the Existing Term B Loans to finance the Transactions, to pay fees and expenses in connection therewith, and for working capital and other general corporate purposes. The Borrower will use the proceeds of the Replacement Term Loans made (or deemed to be made) and the Incremental Term Loans made on the Amendment No. 1 Effective Date in accordance with the provisions of Amendment No. 1.

Section 3.21 Insurance. The Borrower and its Material Subsidiaries maintain, with financially sound and responsible insurance companies (which may include so-called captive insurance companies), such insurance against such risks as are customarily insured against by Persons engaged in similar businesses; provided that the Borrower and its Material Subsidiaries may self-insure to the same extent as such other Persons.

Section 3.22 USA PATRIOT Act. Borrower and each of its subsidiaries is in compliance with the applicable provisions of the USA PATRIOT Act in all material respects.

ARTICLE IV

Conditions

Section 4.01 Closing Date. The obligations of the Lenders to make the initial Loans hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

vi) The Administrative Agent (or its counsel) shall have received (including by telecopy or email transmission) from each Loan Party party to the relevant Loan Document, a counterpart of this Agreement, the Guarantee Agreement, the Security Agreement, the Pledge Agreement and the ABL Intercreditor Agreement, in each case signed on behalf of such Loan Party.

vii) The Administrative Agent shall have received a written opinion (addressed to the Administrative Agent and the Lenders as of the Closing Date and dated the Closing Date) of (i) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Borrower and certain of the Loan Parties and (ii) the local counsel identified on Schedule 4.01, in each case in form and substance reasonably satisfactory to the Administrative Agent.

viii) The Administrative Agent shall have received (i) a certificate of the Secretary of each Loan Party certifying (x) copies attached thereto of the resolutions of the board of directors or other applicable authorizing body or Person of such Loan Party authorizing and empowering certain officers of such Loan Party to effect such borrowings or other transactions hereunder as such officers may deem necessary or desirable for proper corporate purposes, subject to the limitations set forth in such resolutions, (y) copies attached thereto of the Certificate of Incorporation and by-laws (or similar organizational documents) of such Loan Party and (z) the names and true signatures of the officers of such Loan Party executing this Agreement and the other documents to be executed and delivered by such Loan Party hereunder, substantially in the form of Exhibit E, and (ii) a certificate from the relevant Secretary of State dated a date reasonably close to the ~~date hereof~~Closing Date as to the good standing of and organizational documents filed by each Loan Party.

ix) The Administrative Agent shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of the Borrower, confirming that (a) the representations and warranties contained in Article III are correct in all material respects on and as of the Closing Date and (b) as of the Closing Date, no Default or Event of Default has occurred and is continuing.

x) There shall have been delivered to the Administrative Agent an executed Perfection Certificate.

xi) The Administrative Agent shall have received a solvency certificate in the form of Exhibit I, dated the Closing Date and signed by a Financial Officer of the Borrower.

xii) Substantially concurrently with the funding of the Loans on the Closing Date, the Administrative Agent, the Lead Arrangers and the Lenders shall have received all reasonable accrued fees and other amounts due and payable on or prior to the Closing Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including the reasonable and documented fees of Cahill Gordon & Reindel LLP, legal counsel to the Administrative Agent, the Lead Arrangers and the Lenders) required to be reimbursed or paid by the Borrower hereunder.

xiii) (i) Since December 31, 2017, there has been no material adverse change in the business, financial condition, results of operations or properties of the Borrower and its Restricted Subsidiaries, taken as a whole and (ii) there shall exist no action, suit or proceeding (investigative, judicial or otherwise) against the Borrower or any of its Subsidiaries pending before any court or arbitrator or any governmental body, agency or official, or to the knowledge of the Borrower, threatened, that could reasonably be expected to have a Material Adverse Effect.

xiv) The Administrative Agent shall have received the results of a recent Lien search with respect to each Loan Party, and such search shall reveal no Liens on any of the assets of the Loan Parties except for Liens permitted by Section 6.05 or discharged on or prior to the Closing Date pursuant to documentation reasonably satisfactory to the Administrative Agent.

xv) The Administrative Agent shall have received, to the extent required to be delivered to the Administrative Agent pursuant to the Security Agreement and/or the Pledge Agreement, the certificates representing the certificated Equity Interests pledged pursuant to the Security Agreement and/or the Pledge Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and all Debt owing to any Loan Party, other than Excluded Property, shall have been pledged or assigned for security purposes pursuant to the Collateral Documents and the Administrative Agent shall have received, to the extent required to be delivered to the Administrative Agent pursuant to the Security Agreement and/or the Pledge Agreement, instruments evidencing such Debt, endorsed in blank.

(k) Each Uniform Commercial Code financing statement or other filing required by the Security Agreement shall be in proper form for filing.

(l) (i) Each Loan Party shall have provided the documentation and other information requested by the Lenders that is required by authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the Act, in each case as requested at least five (5) Business Days prior to the Closing Date and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall have provided a Beneficial Ownership Certification in relation to the Borrower at least three (3) Business Days prior to the Closing Date.

(m) The Administrative Agent shall have received an executed promissory note with respect to each Lender that requested such promissory note at least one Business Day prior to the Closing Date and in a form approved by the Administrative Agent.

(n) The Borrower shall have paid as of the Closing Date immediately after giving effect thereto to the Administrative Agent for the account of each of the Lenders, an upfront fee as separately agreed.

(o) Substantially concurrently with the funding of the Loans on the Closing Date, the debt securities tendered in connection with the Tender Offers on or prior to the Early Tender Date (as defined in the offering materials for the Tender Offers) and accepted for purchase by the Borrower will be repurchased by the Borrower pursuant to the Tender Offers.

(p) The Administrative Agent shall have received an executed amendment to the ABL Credit Agreement in form and substance reasonably satisfactory to the Administrative Agent.

The Administrative Agent shall notify the Borrower and the Lenders of the Closing Date, and such notice shall be conclusive and binding.

Section 4.02 Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing (other than a continuation or conversion of an existing Borrowing) and any extension of credit pursuant to Section 2.02, 2.17 or 2.18 is subject to the satisfaction of the following conditions, subject to Section 1.08 with respect to Incremental Term Loans only:

xvi) The representations and warranties contained in this Agreement shall be true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality or Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects) on and as of the date of such Borrowing, except to the extent that any such representation and warranty relates to an earlier date (in which case such representation and warranty shall have been true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality or Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects) as of such earlier date); provided that in the case of any Incremental Facility used to finance a Limited Condition Transaction permitted hereunder, to the extent the Lenders participating in such Incremental Facility agree, this Section 4.02(a) shall require only the Specified Representations and customary “acquisition agreement representations” (i.e., those representations of the seller or target (as applicable) in the applicable acquisition agreement that are material to the interests of the Lenders and only to the extent that the Borrower or its applicable subsidiary has the right to terminate its obligations under the applicable acquisition agreement as a result of the failure of such representations to be accurate) be true and correct in all material respects (except, in the case of the Specified Representations, to the extent that any such representation and warranty is qualified by materiality or Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects).

xvii) At the time of and immediately after giving effect to such Borrowing, no Default or Event of Default shall have occurred and be continuing.

xviii) The Administrative Agent shall have received a Committed Loan Notice in accordance with Section 2.03.

Each Borrowing (other than a continuation or conversion of an existing Borrowing) shall be deemed to constitute a representation and warranty by the Borrower or other applicable Loan Party on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section.

ARTICLE V

Affirmative Covenants

Until the principal of and interest on each Loan, all fees payable hereunder and all other Obligations (other than contingent obligations not yet accrued and payable) shall have been paid in full and all Commitments have been terminated, Intermediate Holdings and the Borrower covenants and agrees with the Lenders that:

Section 5.01 Financial Statements; Other Information. The Borrower will furnish to the Administrative Agent (for delivery to the Lenders) and, in the case of clause (h), each requesting Lender:

xix) within 120 days after the end of each fiscal year of the Borrower, including for the fiscal year ended on or around December 31, 2021 (or 150 days in the case of the fiscal year of the Borrower ended on or around December 31, 2022), but in no case earlier than when such report shall be required to be filed with the Commission, a copy of the Borrower’s Annual Report on Form 10 K filed with the Commission for such year, or any similar annual report required to be filed by the Borrower with the Commission (provided that if the Borrower shall no longer be required to so file with the Commission, the Borrower will nonetheless thereafter continue to furnish to the Lenders such financial statements ~~and related materials as would have comprised such filings, at such times as the Borrower would have otherwise delivered the same to the Commission~~), together with (x) customary management discussion and analysis of financial condition and results of operations and (y) an audit opinion by Deloitte & Touche LLP or other independent public accountants of recognized national standing with respect to the Borrower’s consolidated financial statements for such fiscal year (without a “going concern” or like qualification or exception (other than with respect to, or resulting from, an upcoming maturity date of Debt that is scheduled to occur within one year from the time such opinion is delivered or any potential inability to satisfy any financial maintenance covenant on a future date or in a future period) and without any qualification or exception as to the scope of such audit except as to the effectiveness of internal control over financial reporting with respect to any subsidiary acquired during such fiscal year in accordance with Regulation S-X under the Exchange Act, as interpreted by the implementation guidance of the U.S. Securities Exchange Commission) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated subsidiaries on a consolidated basis in accordance with GAAP consistently applied (except as approved by such accountants and disclosed therein);

xx) within 60 days after the end of each of the first three quarters of each fiscal year of the Borrower, but in no case earlier than when such report shall be required to be filed with the Commission, a copy of the Borrower’s Quarterly Report on Form 10 Q filed with the Commission for such quarter, or any similar quarterly report required to be filed by the Borrower with the Commission (provided that if the Borrower shall no longer be required to so file with the Commission, the Borrower shall nonetheless thereafter continue to furnish to the Lenders such financial statements ~~and related materials as would have comprised such filings, at such times as the Borrower would have otherwise delivered the same to the Commission~~), together with customary management discussion and analysis of financial condition and results of operations;

xxi) not later than 120 days following the first day of each fiscal year of the Borrower, a forecast (including projected quarterly income and cash flow statements and annual balance sheets for the Borrower and its Subsidiaries on a consolidated basis) with appropriate principal assumptions upon which such forecast is based;

xxii) simultaneously with the delivery of the reports referred to in clauses (a) and (b) above, a certificate of a Responsible Officer of the Borrower (i) stating whether there exists on the date of such certificate any Default or Event of Default and setting forth the details thereof and the action which the Borrower is taking with respect thereto and (ii) in the case of certificates delivered simultaneously with the delivery of the reports referred to in clause (a) above, setting forth in reasonable detail the calculations for Excess Cash Flow for such period and Available Amount as of the end of such period;

xxiii) promptly after the sending or filing thereof, copies of all reports which the Borrower sends to any of its security holders, and copies of all reports and registration statements (other than Form S-8 or any similar form) which the Borrower files with the Commission or any national securities exchange;

xxiv) concurrently with the delivery of financial statements pursuant to clause (a) above, a Perfection Certificate Supplement (or a certificate confirming that there has been no change in information since the date of the Perfection Certificate or latest Perfection Certificate Supplement), signed by a Responsible Officer of the Borrower;

xxv) simultaneously with the delivery of the reports referred to in clauses (a) and (b) above, the related consolidating financial statements reflecting ~~adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such consolidated financial statements (or other~~any reconciliation reasonably acceptable to the Administrative Agent~~)~~;

xxvi) promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act and the Beneficial Ownership Regulation; and

xxvii) promptly following any reasonable request therefor, such other information regarding the operations, business affairs and financial position of the Borrower or any Restricted Subsidiary, or compliance with the terms of this Agreement, as the Administrative Agent (on its own behalf or at the request of any Lender) may reasonably request.

Documents required to be delivered pursuant to this Section 5.01 (to the extent any such documents are included in materials otherwise filed with the Commission) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 9.01; or (ii) on which such documents are posted on the Borrower’s behalf on the Platform (or such other Internet or intranet website, if any, to which each Lender and the Administrative Agent have access whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that (i) the Borrower shall deliver (including by electronic mail) paper copies of such documents to the Administrative Agent or any Lender upon its request to the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) the Borrower shall notify the Administrative Agent (by facsimile or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

Section 5.02 Notices of Material Events. The Borrower will furnish to the Administrative Agent for delivery to each Lender written notice of the following promptly following any Responsible Officer’s knowledge thereof:

xxviii) the occurrence of any Default;

xxix) the institution of, or any adverse final judgment in, any litigation, arbitration proceeding or governmental proceeding which, in the Borrower’s judgment, would reasonably be expected to have a Material Adverse Effect; and

xxx) the occurrence of any ERISA Event that would reasonably be expected to have a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

Section 5.03 Existence; Conduct of Business. The Borrower will, and will cause each of its Material Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business except in each case (i) where the failure to do so would not reasonably be expected to result in a Material Adverse Effect or (ii) as such action is not prohibited under Sections 6.05 or 6.06 or pursuant to a Disposition not prohibited by the terms of this Agreement.

Section 5.04 Payment of Taxes. The Borrower will, and will cause each of its Restricted Subsidiaries to, pay its Tax liabilities that, if not paid, would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Restricted Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect.

Section 5.05 Maintenance of Properties; Insurance. The Borrower will, and will cause each of its Restricted Subsidiaries to:

xxxi) Keep and maintain all property useful and necessary to the conduct of its business in good working order and condition, ordinary wear and tear excepted, except where the failure to do so would not have a Material Adverse Effect.

xxxii) Maintain, with financially sound and reputable insurance companies (which may include so-called captive insurance companies), or in accordance with self-insurance policies to the extent as companies engaged in similar businesses, insurance (subject to customary deductibles and retentions) against such risks as are customarily insured against by companies engaged in the same or similar business as reasonably determined by the Borrower and cause the Administrative Agent to be listed as a lender’s loss payee or additional insured, as applicable, on the general and umbrella liability and property insurance (including business interruption) of the Borrower and the other Loan Parties. Notwithstanding the foregoing, Borrower and the subsidiaries may (i) maintain all such insurance with any combination of primary and excess insurance, and (ii) maintain any or all such insurance pursuant to master or so-called “blanket policies” insuring any or all Collateral and/or other Real Property which does not constitute Collateral (and in such event the loss payee endorsement shall be limited or otherwise modified accordingly).

xxxiii) At the time of delivery of the applicable Mortgage (or such later date as may be agreed to by the Administrative Agent in its reasonable discretion), cause such property insurance policy with respect to the Mortgaged Property subject to such Mortgage to be endorsed or otherwise amended to include a “standard” lender’s loss payable mortgage endorsement, in form and substance reasonably satisfactory to the Administrative Agent; deliver a certificate of insurance with respect to such Mortgaged Property to the Administrative Agent; and deliver to the Administrative Agent, prior to or concurrently with the cancellation or nonrenewal of any such policy of insurance covered by this clause (c), a copy of a renewal or replacement (or other evidence of renewal of a policy previously delivered to the Administrative Agent) insurance certificate with respect thereto.

xxxiv) If any building or mobile home on an improved Mortgaged Property is at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area (each a “Special Flood Hazard Area”) with respect to which flood insurance has been made available under the Flood Insurance Laws, (i) maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and (ii) deliver to the Administrative Agent evidence of such compliance in form and substance reasonably acceptable to the Administrative Agent.

Section 5.06 Books and Records; Inspection Rights. The Borrower will, and will cause each of its Restricted Subsidiaries to, keep proper books of record and account in which full, true and correct entries in all material respects are made of all financial transactions of the Borrower and each such Restricted Subsidiary in accordance with generally accepted accounting principles. The Borrower will, and will cause each of its Restricted Subsidiaries to, upon reasonable notice from the Administrative Agent, permit any representatives designated by the Administrative Agent to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants all at such reasonable times during normal business hours as are mutually agreed by the Borrower and as often as reasonably requested, provided that such visits, inspections, examinations and discussions shall, so long as no Event of Default has occurred and is continuing, take place no more often than one time per fiscal year on a date to be determined by, and shall be coordinated by, the Borrower and the Administrative Agent; provided further, that the Administrative Agent shall have delivered a written request for such inspection to the Borrower prior to the date of any such inspection and that the information provided to the Lenders pursuant to this Section 5.06 shall be subject to the provisions of Section 9.13; provided further, that neither the Administrative Agent nor any of its representatives shall discuss the affairs of the Borrower with the Borrower’s independent accountants except in the presence of a Responsible Officer of the Borrower. Neither the Administrative Agent nor any Lender shall have any duty to any Loan Party to make any inspection, nor to share any results of any inspection, appraisal or report with any Loan Party. Notwithstanding anything to the contrary in this Section 5.06, none of the Borrower nor any of its Restricted Subsidiaries will be required to disclose, permit the inspection, examination or making of extracts, or discussion of, any documents, information or other matter that (i) in respect of which disclosure to the Administrative Agent is then prohibited by law, rule or regulation or any agreement binding on the Borrower or any of its Restricted Subsidiaries, as long as such agreement was not entered into in contemplation of or in connection with such inspection or (ii) in any of the Borrower or any of its Restricted Subsidiaries’ reasonable judgment, would compromise, or likely cause the Borrower or any Restricted Subsidiary of the Borrower to lose the benefit of protection in respect of, any attorney-client privilege, privilege afforded to attorney work product or similar privilege.

Section 5.07 Compliance with Laws. The Borrower will, and will cause each of its Restricted Subsidiaries to, comply in all material respects with all applicable laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

Section 5.08 Use of Proceeds. The proceeds of the Loans will be used only to finance the general corporate purposes of the Borrower and its Restricted Subsidiaries, including to fund the Transactions. No proceeds of any Loan will be used, directly or indirectly, or contributed or otherwise made available to any Subsidiary or other Person, in violation of Anti-Corruption Laws, or to fund any activities of or business with any individual or entity, or in any Designated Jurisdiction, that, at the time of such funding, is the target of Sanctions, or in any other manner that will result in a violation by a party to this Agreement or any of its Related Parties (including any individual or entity participating in the transaction, whether as Lender, Lead Arranger, Administrative Agent or otherwise) of Sanctions. The Borrower will use the proceeds of the Replacement Term Loans made (or deemed to be made) and the Incremental Term Loans made on the Amendment No. 1 Effective Date in accordance with the provisions of Amendment No. 1.

Section 5.09 Guarantors and Collateral.

(a) Subject to the terms of the ABL Intercreditor Agreement and, with respect to any Material Real Property, clause (e) below, with respect to any property acquired after the Closing Date by any Loan Party (including, without limitation, any acquisition pursuant to an LLC Division) that is intended to be subject to the Lien created by any of the Collateral Documents but is not so subject, promptly (and in any event within 90 days after the acquisition thereof, or such longer period as may be agreed to the Administrative Agent in its sole discretion) (i) execute and deliver to the Administrative Agent such amendments or supplements to the relevant Collateral Documents or such other documents as the Administrative Agent shall deem necessary or advisable to grant to the Administrative Agent, for its benefit and for the benefit of the other Secured Parties, a Lien on such property subject to no Liens other than Permitted Liens and (ii) take all actions necessary to cause such Lien to be duly perfected to the extent required by such Collateral Document in accordance with all applicable requirements of law, including the filing of financing statements in such jurisdictions as may be reasonably requested by the Administrative Agent. The Borrower shall otherwise take such actions and execute and/or deliver to the Administrative Agent such documents as the Administrative Agent shall require to confirm the validity, perfection and priority of the Lien of the Collateral Documents on such after-acquired properties.

(b) With respect to any Person that is or becomes a Domestic Subsidiary (including, without limitation, pursuant to an LLC Division) (other than (1) a Domestic Subsidiary of a Foreign Subsidiary that is a CFC, (2) a Domestic Subsidiary that owns (directly or through one or more entities that are disregarded for U.S. federal income tax purposes) no material assets other than Equity Interests in one or more Foreign Subsidiaries that are CFCs, (3) ~~an Unrestricted Subsidiary~~[reserved] or (4) any Domestic Subsidiary that is prohibited (but only for so long as such Domestic Subsidiary would be prohibited) by applicable law or by contractual obligations existing at the time of acquisition (but not entered into in contemplation thereof) from guaranteeing the Obligations or if guaranteeing the Obligations would require governmental (including regulatory) consent, approval, license or authorization unless in each case of clause (1), (2), (3) and (4), each Subsidiary is an obligor or guarantor under the ABL Credit Agreement) that is a Material Subsidiary after the Closing Date, (i) cause such new Domestic Subsidiary, promptly (and in any event within 90 days after such Person becomes a Material Subsidiary, or such longer period as may be agreed to by the Administrative Agent in its sole discretion) (A) to become a party to the Guarantee Agreement, (B)

to become a party to the Security Agreement and (C) to take all actions necessary or advisable in the opinion of the Administrative Agent to cause the Liens or security interests created by the Collateral Documents to be duly perfected to the extent required by such agreement in accordance with all applicable requirements of law, including the filing of financing statements in such jurisdictions as may be reasonably requested by the Administrative Agent and (ii) deliver to the Administrative Agent the certificates, if any, representing all of the Equity Interests of such Subsidiary (and those held by such Subsidiary in other Subsidiaries to the extent required by the Security Agreement), together with undated stock powers or other appropriate instruments of transfer executed and delivered in blank by a duly authorized officer of the holder(s) of such Equity Interests, and, to the extent required by the Security Agreement, all intercompany notes owing from such Subsidiary to any Loan Party together with instruments of transfer executed and delivered in blank by a duly authorized officer of such Loan Party.

(c) With respect to any Person that becomes a Specified Pledgor or any Specified Pledgor that acquires Equity Interests of a first tier Foreign Subsidiary, within 90 days (x) if such Specified Pledgor is not party to the Pledge Agreement, cause such Specified Pledgor to execute a joinder agreement to the Pledge Agreement in substantially the form annexed thereto and (y) cause such Specified Pledgor to take all actions necessary or advisable to cause the Liens created by the Pledge Agreement to be duly perfected to the extent required by the Pledge Agreement.

(d) For the avoidance of doubt and notwithstanding anything to the contrary in any of the Loan Documents, in no event shall any (i)(x) non-Wholly Owned Subsidiary or (y) newly-formed Subsidiary that is intended to be and becomes a non-Wholly Owned Subsidiary within 90 days of its formation, be required to become a Subsidiary Guarantor or party to the Security Agreement; and (ii) action in any non-U.S. jurisdiction or required by the laws of any non-U.S. jurisdiction be required in order to create any security interests in assets located or titled outside of the U.S. or to perfect such security interests (it being understood that there shall be no security agreements or pledge agreements governed under the laws of any non-U.S. jurisdiction).

(e) With respect to any Closing Date Mortgaged Property, within one hundred twenty (120) days following the Closing Date (or such longer period as may be agreed to by the Administrative Agent in its reasonable discretion), and with respect to any Material Real Property acquired after the Closing Date, within one hundred twenty (120) days after such acquisition (but in no event prior to forty-five (45) days after the Borrower has given notice of such acquisition to the Administrative Agent and in no event prior to the Borrower receiving confirmation from the Administrative Agent that flood insurance due diligence and compliance in accordance with Section 5.09(e)(i) has been completed or such longer period as may be agreed to by the Administrative Agent in its reasonable discretion) or such later date as the Administrative Agent may agree to in its reasonable discretion), the Borrower shall, or shall cause the applicable Loan Party to, grant to the Administrative Agent a Mortgage on such Material Real Property, which Mortgage shall constitute valid and enforceable Liens on the applicable Loan Party’s right, title and interest in and to such Material Real Property, subject to no other Liens except Permitted Encumbrances, and record, register or file, the Mortgage in such manner and in such places as is required by law to establish the Liens in favor of the Administrative Agent (for the benefit of the Secured Parties) required to be granted pursuant to the Mortgages and pay, and cause each such Loan Party to pay, in full, all Taxes, fees and other charges required to be paid in connection with such recording, registration or filing of the Mortgages. Unless otherwise waived by the Administrative Agent or the applicable Lender (solely with respect to clause (i)(B) below), with respect to each such Mortgage, the Borrowers shall cause the following requirements to be satisfied with respect to such Mortgaged Property:

(i) (A) the Administrative Agent shall have received with respect to each Mortgaged Property the Flood Documentation and (B) each Lender shall have received (through the Administrative Agent) any other reasonable documents or information reasonably requested by such Lender (through the Administrative Agent) to enable such Lender to comply, in the determination of the Administrative Agent, with any applicable Flood Insurance Laws and all applicable rules and regulations promulgated pursuant thereto;

(ii) the Administrative Agent shall have received:

(A) counterparts of each Mortgage to be entered into with respect to each such Mortgaged Property duly executed and delivered by the record owner of such Mortgaged Property and suitable for recording, registering or filing (together with any other forms or undertakings that are required or customary to effect such recording, registration or filing) in all filing, registration or recording offices that the Administrative Agent may reasonably deem necessary or desirable in order to create a valid and enforceable Lien subject to no other Liens except Permitted Encumbrances, at the time of filing, registration or recordation thereof, and

(B) with respect to the Mortgage encumbering each such Mortgaged Property, opinions of local counsel regarding the enforceability of the Mortgages and such other matters customarily covered in real estate mortgage counsel opinions as the Administrative Agent may reasonably request, if and to the extent, and in such form, as local counsel customarily provides such opinions as to such other matters, and

(iii) the Administrative Agent shall have received:

(A) a policy or policies or marked up unconditional binder of title insurance (“Mortgage Policy”), in the amount of the book value of the respective Mortgaged Property, issued by a nationally recognized title insurance company (“Title Insurer”) insuring the Lien of each Mortgage as a valid first priority Lien on the Mortgaged Property described therein, free of any other Liens except Permitted Encumbrances, together with such customary endorsements, coinsurance and reinsurance as the Administrative Agent may reasonably request and which are available at commercially reasonable rates in the jurisdiction where the applicable Mortgaged Property is located (provided, however, that in lieu of a zoning endorsement, Administrative Agent shall accept a zoning report from a nationally recognized zoning report provider), and

(B) either (x) a survey of each Mortgaged Property (including all improvements, easements and other customary matters thereon reasonably required by the Administrative Agent), as applicable, for which all necessary fees (where applicable) have been paid, which (A) complies in all material respects with the minimum detail requirements of the American Land Title Association and American Congress of Surveying and Mapping as such requirements are in effect on the date of preparation of such survey and (B) is sufficient for such Title Insurer to remove all standard survey exceptions from the title insurance policy relating to such Mortgaged Property or otherwise reasonably acceptable to the Administrative Agent; provided, however, that so long as the Title Insurer shall accept the same to eliminate the standard survey exceptions from such policy or policies, in lieu of a new or revised survey Borrowers may provide a “no material change” affidavit with respect to any prior survey for the respective Mortgaged Property (which prior survey otherwise substantially complies with the foregoing survey requirements), or (y) if Borrower so elects, an ExpressMap (each of (x) and (y), a “Survey”).

Section 5.10 Further Assurances. Promptly upon the reasonable request by the Administrative Agent, the Borrower shall, and shall cause the Subsidiary Guarantors to, (a) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Loan Document, and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent may reasonably require from time to time in order to (i) carry out the purposes of the Loan Documents, (ii) to the fullest extent permitted by applicable law, subject any Loan Party’s assets, including Equity Interests to the Liens granted by the Security Agreement and the other Collateral Documents to the extent required thereunder and (iii) except as otherwise contemplated by the Collateral Documents, perfect and maintain the validity, effectiveness and priority (subject to the terms of the ABL Intercreditor Agreement) of the Collateral Documents and any of the Liens created thereunder. Upon the exercise by the Administrative Agent of any power, right, privilege or remedy pursuant to any Loan Document which requires any consent, approval, registration, qualification or authorization of any Governmental Authority, execute and deliver all applications, certifications, instruments and other documents and papers that the Administrative Agent may reasonably require. If requested by the Administrative Agent or any Lender, the Borrower will, and will cause each of its Subsidiary Guarantors to cooperate with and provide any information necessary for the Administrative Agent or such Lender, as the case may be, to conduct its flood due diligence and flood insurance compliance.

Section 5.11 Information Regarding Collateral and Loan Documents. The Borrower shall not and shall not permit any other Loan Party or Specified Pledgor to effect any change in (i) such Loan Party’s or Specified Pledgor’s legal name, (ii) the location of such Loan Party’s or Specified Pledgor’s chief executive office, (iii) such Loan Party’s or Specified Pledgor’s identity or organizational structure, (iv) such Loan Party’s or Specified Pledgor’s Federal Taxpayer Identification Number or organizational identification number, if any, or (v) such Loan Party’s or Specified Pledgor’s jurisdiction of organization (in each case, including by merging with or into any other entity, reorganizing, dissolving, liquidating, reorganizing or organizing in any other jurisdiction), until (A) it shall have given the Administrative Agent not less than 10 days’ prior written notice (in a form bearing the signature of a Responsible Officer), or such lesser notice period agreed to by the Administrative Agent, of its intention so to do, clearly describing such change and providing such other information in connection therewith as the Administrative Agent may reasonably request and (B) it shall have taken all action reasonably satisfactory to the Administrative Agent to maintain the perfection and priority of the security interest of the Administrative Agent for the benefit of the Secured Parties in the Collateral, if applicable. Each Loan Party agrees to promptly provide the Administrative Agent with certified organization documents reflecting any of the changes described in the preceding sentence.

Section 5.12 Conference Calls. The Borrower shall, within 10 days (or such later date as the Administrative Agent may agree in its reasonable discretion) after the date of the delivery of the quarterly and annual financial information pursuant to clause (a) or (b) of Section 5.01, hold a conference call or teleconference, at a time selected by the Borrower and reasonably acceptable to the Administrative Agent, with all of the Lenders that choose to participate, to review the financial results of the previous fiscal quarter or year, as the case may be, of the Borrower (it being understood that any such call may be combined with any similar call held for any of the Borrower’s other lenders or security holders); provided, however, that the Borrower shall not be required to hold a conference call or teleconference with respect to the fiscal year ended December 31, 2021.

Section 5.13 Ratings. The Borrower shall use commercially reasonable efforts to obtain and to maintain public ratings from Moody’s and S&P for the Term Loans; provided, however, that the Borrower shall not be required to obtain or maintain any specific rating.

Section 5.14 Post-Closing Requirements.

(a) Within 30 days following the Closing Date (or such longer period as may be agreed to by the Administrative Agent in its reasonable discretion), the Borrower shall deliver insurance certificates and endorsements contemplated by Section 5.05(b), in form and substance reasonably satisfactory to the Administrative Agent.

(b) Within 20 Business Days following the Closing Date (or such longer period as may be agreed to by the Administrative Agent in its reasonable discretion), the applicable Loan Parties shall, to the extent required under the Security Agreement, enter into new, or amend existing, Deposit Account Control Agreements (as defined in the Security Agreement) and Securities Account Control Agreements (as defined in the Security Agreement) in form and substance reasonably satisfactory to the Administrative Agent.

(c) Within 30 days following the Closing Date (or such longer period as may be agreed to by the Administrative Agent in its reasonable discretion), (x) the Administrative Agent shall have received certified copies of UCC lien searches in such jurisdictions requested by the Administrative Agent, listing all effective financing statements that name Chicago Delivery Inc., Courier Advisory Group, Inc., Courier Logistics Services, LLC, Courier Corporation, Esselte Corporation, Esselte Newco, Inc., United Express System, Inc., and Valid USA, Inc., as debtor and (y) the Borrower will take such actions as may be reasonably requested by the Administrative Agent based on the results of the searches described in clause (x) above.

(d) Within 10 Business Days following the Closing Date (or such longer period as may be agreed to by the Administrative Agent in its reasonable discretion), the Administrative Agent shall have received (x) all certificates, agreements or instruments representing or evidencing the Specified LLC Equity Interests (as defined in the Security Agreement) in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank, to the extent such Specified LLC Equity Interests are represented or evidenced by any such certificates, agreements or instruments and (y) a Pledge Amendment (as defined in the Security Agreement) with respect to the Specified LLC Equity Interests, which Pledge Amendment shall be deemed to supplement Schedule 9(a) of the Perfection Certificate and Schedule 1 of the Security Agreement with respect to the Specified LLC Equity Interests.

(e) Within 10 Business Days following the Closing Date (or such longer period as may be agreed to by the Administrative Agent in its reasonable discretion), the instrument described below shall have been properly endorsed, assigned and delivered to the Revolving Credit Collateral Agent (as defined in the ABL Intercreditor Agreement), accompanied by instruments of transfer or assignment duly executed in blank:

Issuer	Borrower	Amount	Date of Issuance	Interest Rate	Maturity Date
RR Donnelley & Sons Company	TMC SUPPLY CHAIN SOLUTIONS	$5,441,390.00	9/18/17	0%	1/1/27

ARTICLE VI

Negative Covenants

Until the principal of and interest on each Loan, all fees payable hereunder and all other Obligations (other than contingent obligations not yet accrued and payable) shall have been paid in full and all Commitments have been terminated, the Borrower (and, with respect to Section 6.12, Intermediate Holdings) covenants and agrees with the Lenders that:

Section 6.01 Debt. The Borrower will not, and will not permit any Restricted Subsidiary to, create or suffer to exist any Debt other than:

xxxv) (i) Debt under the Loan Documents and (ii) Debt incurred pursuant to the ABL Credit Agreement and the related credit documents in an aggregate principal amount not to exceed $800,000,000, and, in the case of this clause (ii), to the extent constituting Debt, any Secured Cash Management Obligations (other than in respect of letters of credit or indebtedness for borrowed money) and any Secured Hedge Obligations (in each case, as defined in the ABL Credit Agreement) secured by the Collateral securing the obligations under the ABL Credit Agreement pursuant to the ABL Loan Documents, and any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of the Debt referred to in this clause (ii) that meets the definition of Permitted Refinancing (it being understood that if the amount of any Debt is increased in connection with any extension, renewal or replacement, the amount permitted as a Permitted Refinancing shall be permitted under this clause (a)(ii) and the amount above the amount permitted as a Permitted Refinancing shall be permitted if permitted under another clause of this Section 6.01);

xxxvi) Debt issued and outstanding or available under existing lines of credit or other facilities on the Closing Date so long as such Debt is listed on Schedule 6.01 hereto, and any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part thereof that meets the definition of Permitted Refinancing (it being understood that if the amount of any Debt is increased in connection with any extension, renewal or replacement, the amount permitted as a Permitted Refinancing shall be permitted under this clause (b) and the amount above the amount permitted as a Permitted Refinancing shall be permitted if permitted under another clause of this Section 6.01);

xxxvii) Debt (i) among Loan Parties, (ii) from a Restricted Subsidiary that is not a Loan Party owing to a Loan Party to the extent permitted by Section 6.02, or (iii) among Restricted Subsidiaries that are not Loan Parties;

xxxviii) cash management obligations and Debt incurred in respect of netting services, overdraft protection and similar arrangements;

xxxix) Debt of a Person that existed at the time such Person is acquired and becomes a Restricted Subsidiary of the Borrower or Debt of a Person that existed at the time such Person is merged or consolidated with a Restricted Subsidiary or Debt acquired by a Restricted Subsidiary in connection with an Asset Acquisition, in each case, to the extent such Debt was not created in contemplation of such acquisition, merger or consolidation and is not secured by any assets other than those acquired so long as ~~(i)~~ on a Pro Forma Basis after giving effect thereto, the Total Leverage Ratio does not exceed ~~5.00~~2.60 to 1.00 ~~and (ii) all such Debt outstanding pursuant to this clause (e) incurred by a Restricted Subsidiary that is not a Subsidiary Guarantor shall not exceed $100,000,000 in the aggregate at any time~~;

xl) any earn-out obligation that comprises a portion of the consideration for an acquisition or Debt consisting of obligations under deferred compensation or other similar arrangements incurred in connection with an acquisition;

xli) capital lease obligations and purchase money obligations for the purchase of goods on ordinary trade terms, fixed assets or capital assets so long as all such Debt outstanding pursuant to this clause (g) shall not exceed $50,000,000 in the aggregate at any time;

xlii) Guarantees with respect to Debt of Loan Parties permitted under this Section 6.01, but, in the case of any Guarantee by any Restricted Subsidiary of Debt of the Borrower, other than Debt incurred by the Borrower pursuant to clauses (b), (e) or (k)(i) of this Section 6.01;

xliii) Debt at Restricted Subsidiaries that are not Subsidiary Guarantors, so long as all Debt outstanding pursuant to this clause (i) shall not exceed ~~$150,000,000~~ in the aggregate (x) $75,000,000, if the Total Leverage Ratio is greater than 2.60 to 1.00 or (y) $100,000,000, if the Total Leverage Ratio is equal to or less than 2.60 to 1.00;

xliv) other Debt in the aggregate not to exceed $~~100,000,000~~80,000,000 ;

xlv) additional Debt so long as on a Pro Forma Basis after giving effect to such transaction, (i) in the case of unsecured Debt of the Borrower that is not Guaranteed by any Subsidiary of the Borrower, the Total Leverage Ratio is ~~5.00~~3.60 to 1.00 or less, (ii) in the case of First Priority Debt of the Borrower or any Restricted Subsidiary, the First Priority Debt Leverage Ratio is ~~2.00~~1.90 to 1.00 or less and (iii) in the case of Priority Debt that is not First Priority Debt, the Priority Debt Leverage Ratio is ~~3.00~~1.90 to 1.00 or less; provided that all such Debt (other than Debt incurred by a Restricted Subsidiary that is not a Subsidiary Guarantor) shall not mature prior to the Latest Maturity Date in effect at the time such Debt is incurred and shall not have a Weighted Average Life to Maturity shorter than the Weighted Average Life to Maturity of the Term Loans at the time such Debt is incurred; provided~~,~~ further~~,~~ that ~~all such Debt outstanding pursuant to this clause (k) incurred by a Restricted Subsidiary that is not a Subsidiary Guarantor shall not exceed $150,000,000 in the aggregate at any time;~~, notwithstanding anything to the contrary in this clause (k), including compliance with the applicable First Priority Debt Leverage Ratio and the Priority Debt Leverage Ratio level set forth hereunder, the 2022 Incremental Term Loans may be incurred on the Amendment No. 1 Effective Date.

xlvi) Debt of a Restricted Subsidiary that is a joint venture so long as all Debt outstanding pursuant to this clause (l) shall not exceed $75,000,000 in the aggregate;

xlvii) Incremental Equivalent Debt in an amount not to exceed, when taken together with all other Incremental Equivalent Debt and Incremental Facilities, the Incremental Amount, and any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part thereof that meets the definition of Permitted Refinancing (it being understood that if the amount of any Debt is increased in connection with any extension, renewal or replacement, the amount permitted as a Permitted Refinancing shall be permitted under this clause (m) and the amount above the amount permitted as a Permitted Refinancing shall be permitted if permitted under another clause of this Section 6.01);

xlviii) Debt in respect of bid, performance, surety bonds or completion bonds issued for the account of the Borrower or any Restricted Subsidiary in the ordinary course of business, including guarantees or obligations of the Borrower or any Restricted Subsidiary with respect to letters of credit supporting such bid, performance, surety or completion obligations; ~~and~~

xlix) Hedging Obligations under Swap Contracts entered into for non-speculative purposes~~.~~; and

l) the Delta Merger Financing, the Delta Merger CoC Financing and any other Debt incurred in connection with or relating to the Delta Merger Transactions and any refinancing Debt in respect thereof.

Notwithstanding anything else herein to the contrary, Debt at Restricted Subsidiaries that are not Loan Parties shall (other than with respect to Debt permitted pursuant to Sections 6.01(c)(ii) and (c)(iii)) not exceed, at any one time outstanding, in the aggregate (x) $75,000,000, if the Total Leverage Ratio is greater than 2.60 to 1.00 or (y) $100,000,000, if the Total Leverage Ratio is equal to or less than 2.60 to 1.00.

Section 6.02 Investments. The Borrower shall not, and shall not permit any of its Restricted Subsidiaries to, make or hold any Investments, except:

li) Investments in cash and Permitted Investments;

lii) Investments by the Borrower and its Restricted Subsidiaries outstanding on the Closing Date and listed on Schedule 6.02 hereto and any modification or replacement thereof not involving an increase in the aggregate amount of such Investments as of the Closing Date (it being understood that if the amount of any Investment is increased in connection with any modification or replacement, the amount outstanding on the Closing Date shall be permitted under this clause (b)(i) and the increased amount shall be permitted if permitted under another clause or sub-clause of this Section 6.02);

liii) Investments in current assets, including extensions of credit in the nature of accounts receivable or notes receivable and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors in the ordinary course of business;

liv) Guarantees permitted by Section 6.01;

lv) Permitted Acquisitions;

lvi) Investments (i) by the Borrower in any Subsidiary Guarantor, (ii) by any Subsidiary Guarantor in the Borrower, (iii) by a Subsidiary Guarantor in another Subsidiary Guarantor, (iv) by a Restricted Subsidiary that is not a Loan Party in another Restricted Subsidiary (including a Loan Party to the extent any Debt of a Loan Party is subordinated to the Secured Obligations pursuant to a global intercompany note), and (v) not exceeding $100,000,000 in the aggregate at any time from the Borrower or a Subsidiary Guarantor in a Restricted Subsidiary that is not a Subsidiary Guarantor;

lvii) Investments in an amount not to exceed the portion of the Available Amount on the date of such election that the Borrower elects to apply to this Section 6.02(g); provided that after giving effect thereto no Event of Default shall have occurred and be continuing;

lviii) loans and advances to directors, employees and officers of the Borrower or any Restricted Subsidiary in the ordinary course of business (including for travel, entertainment and relocation expenses) in an aggregate principal amount for the Borrower and its Restricted Subsidiaries not to exceed $10,000,000 at any one time outstanding;

lix) Investments to the extent that payment for such Investments is made with Qualified Equity Interests of the Borrower; provided that the issuance of such Equity Interests are not included in any determination of the Available Amount;

lx) Investments arising out of the receipt by the Borrower or a Restricted Subsidiary of non-cash consideration for the sale of assets not prohibited by the terms of this Agreement; ~~and~~

lxi) other Investments not to exceed $~~150,000,000~~125,000,000 in the aggregate at any time outstanding~~.~~; and

(l) any Investments in connection with or relating to the Delta Merger Transactions.

Section 6.03 Restricted Payments. The Borrower shall not, and shall not permit any of its Restricted Subsidiaries to, declare or make, directly or indirectly, any Restricted Payment, other than, in each case:

lxii) the payment by the Borrower or any Restricted Subsidiary of any dividend or the consummation of any irrevocable redemption within 60 days after the date of declaration thereof or giving the notice of the redemption, if on the date of declaration or notice the payment would have complied with this Section 6.03 (assuming, in the case of redemption, the giving of the notice would have been deemed to be a Restricted Payment at such time and such deemed Restricted Payment would have been permitted at such time); provided that any Restricted Payment pursuant to this clause (a) shall be deemed to have utilized capacity under the exception that such Restricted Payment would have been permitted to have been made in reliance of at the time of declaration or notice of redemption, as applicable;

lxiii) a Restricted Subsidiary may make a dividend or distribution (A) to the Borrower or another Restricted Subsidiary (and, in the case of a Restricted Subsidiary that is not a Wholly Owned Subsidiary, to each owner of Equity Interests of such Restricted Subsidiary such that the Borrower or Restricted Subsidiary receives at least its pro rata share of such dividend or distribution) or (B) to the extent required by applicable law, regulation or order, any other Person;

lxiv) the Borrower or a Restricted Subsidiary may declare and pay dividends and other payments solely in Qualified Equity Interests of the Borrower or redeem any of its Equity Interests in exchange for, or out of the proceeds of the substantially concurrent issuance and sale of, Qualified Equity Interests of the Borrower or through accretion or accumulation of such dividends on such Equity Interests; provided that the issuance of such Equity Interests are not included in any determination of the Available Amount;

lxv) the Borrower or any Restricted Subsidiary may, in the ordinary course of business, (x) repurchase its equity interests owned by retiring directors, officers or employees of the Borrower and (y) make payments to directors, officers or employees of the Borrower or any of its Restricted Subsidiaries upon termination of employment in connection with the exercise of stock options, stock appreciation rights or similar equity or equity-based incentives pursuant to management or other incentive plans or in connection with the death or disability of such employees;

lxvi) the Borrower or any Restricted Subsidiary may, in the ordinary course of business, repurchase restricted equity interests of the Borrower issued as compensation to officers, directors and employees upon the vesting of such restricted equity interests if the Fair Market Value of such repurchased equity interests represent an amount equal to the tax withholding obligations of such officers, directors and employees that result from the vesting of such restricted equity interests;

lxvii) any Restricted Payment made out of the net cash proceeds of the substantially concurrent sale of, or made by exchange for, Qualified Equity Interests or Junior Debt of the same payment and lien priority of any Junior Debt being prepaid or exchanged therefor pursuant to this clause (f) of the Borrower (other than Qualified Equity Interests issued or sold to a Restricted Subsidiary of the Borrower or an employee stock ownership plan or to a trust established by the Borrower or any of its Restricted Subsidiaries for the benefit of their employees) or a substantially concurrent cash capital contribution received by the Borrower from its stockholders; provided that such net cash proceeds are not included in any determination of the Available Amount;

lxviii) payments or distributions to dissenting stockholders of a Person acquired by the Borrower or a Restricted Subsidiary pursuant to an Asset Acquisition permitted by Section 6.02;

lxix) Restricted Payments in the form of ~~quarterly dividend payments on the Borrower’s common stock not to exceed $0.03 per share; provided that after giving effect thereto no Event of Default shall have occurred and be continuing;~~payment by the Borrower of, or loans, advances, dividends or distributions by the Borrower to any Parent Entity to pay, dividends on the common stock or equity of the Borrower or any Parent Entity following a public offering of such common stock or equity after the Delta Merger Closing Date in an amount not to exceed in any fiscal year 6% of the net cash proceeds received by the Borrower (whether directly, or indirectly through a contribution to common equity capital by any Parent Entity) in or from such public offering;

lxx) the Borrower may make other Restricted Payments of $~~60,000,000~~50,000,000 in the aggregate, subject to no Event of Default immediately before and immediately after giving pro forma effect thereto;

lxxi) Restricted Payments in an amount not to exceed the portion of the Available Amount on the date of such election that the Borrower elects to apply to this Section 6.03(j); provided that after giving effect thereto on a Pro Forma Basis (i) no Event of Default shall have occurred and be continuing and (ii) the Total Leverage Ratio is equal to or less than ~~4.70~~2.60 to 1.00;

lxxii) the Borrower may consummate the Tender Offers; ~~and~~

lxxiii) the Borrower may make Junior Debt Restricted Payments in respect of the Inside Maturity Notes~~.~~; provided such payment is made within six months of the applicable maturity date of such Inside Maturity Notes;

lxxiv) the Borrower may make Restricted Payments in connection with or related to the Delta Merger Transactions;

lxxv) payments made to any Parent Entity to allow any Parent Entity to pay (i) administrative expenses and corporate overhead, franchise fees and customary director fees, (ii) premiums and deductibles in respect of directors and officers insurance policies and umbrella excess insurance policies obtained from third-party insurers and indemnities for the benefit of its directors, officers and employees and (iii) reasonable fees and expenses incurred in connection with any debt or equity offering or any acquisition or strategic transaction by any Parent Entity;

lxxvi) so long as no Event of Default has occurred and is continuing, the payment of management fees not to exceed $3,000,000 in the aggregate in any fiscal year; and

lxxvii) (i) if the Borrower or any of its Restricted Subsidiaries is a member of a group filing a consolidated, combined, or unitary federal (and, as applicable, state or local) income tax return with any Parent Entity, to allow any Parent Entity to pay federal, state and local income taxes in respect of the income of Borrower or its Restricted Subsidiaries; provided that the maximum distributions by Borrower to any Parent Entity under this Section 6.03(p) shall not exceed the federal, state and local income taxes for which the Borrower would be liable if it did not file as a consolidated, combined, or unitary income tax return with any Parent Entity and (ii) to allow any Parent Entity to pay franchise and excise taxes, fees and other similar taxes and expenses, in each case, required to maintain its existence.

Section 6.04 Burdensome Agreements. The Borrower shall not, nor shall it permit its Material Subsidiaries to, enter into, or permit to exist, any consensual Contractual Obligation that (a) encumbers or restricts the ability of such Material Subsidiary to (i) make dividends or distributions to the Borrower, (ii) pay any Debt or other obligation owed to the Borrower, (iii) make loans or advances to the Borrower or (iv) transfer any of its property to the Borrower or (b) encumbers or restricts the ability of the Borrower or such Material Subsidiary to pledge its property pursuant to the Loan Documents or any renewals, refinancings, exchanges, refundings or extensions thereof (other than pursuant to the ABL Intercreditor Agreement), except, in each case, those (1) existing under (x) the Loan Documents and any other agreement in effect on the Closing Date and (y) the ABL Credit Agreement and the other ABL Loan Documents, and in each case any amendments, modifications, restatements, renewals, extensions, supplements, refundings, replacements or refinancings thereof, provided that the encumbrances and restrictions in any such amendments, modifications, restatements, renewals, extensions, supplements, refundings, replacements or refinancings are not materially more restrictive, taken as a whole, than those contained in such existing agreement, (2) existing under, by reason of, or with respect to, applicable law, rule, regulation or order, (3) with respect to any Person or the property or assets of a Person acquired by the Borrower or any Material Subsidiary existing at the time of such acquisition and not incurred in connection with or in contemplation of such acquisition and any amendments, modifications, restatements, renewals, extensions, supplements, refundings, replacements or refinancings thereof, provided that the encumbrances or restrictions in any such amendments, modifications, restatements, renewals, extensions, supplements, refundings, replacements, or refinancings are not materially more restrictive, taken as a whole, than those in effect at the time of the acquisition, (4) that restrict in a customary manner the subletting, assignment or transfer of any property or asset that is subject to a lease, license, conveyance or contract or are customary provisions restricting the subletting or assignment thereof, (5) existing by virtue of any transfer of, agreement to transfer, option or right with respect to, or Lien on, any property or assets of the Borrower or any Material Subsidiary not otherwise prohibited by the Loan Documents, (6) arising or agreed to in the ordinary course of business, not relating to any Debt, and that do not, individually or in the aggregate, materially detract from the value of any property or assets of the Borrower or any Material Subsidiary, (7) existing under, by reason of or with respect to any agreement for the sale or other disposition of all or substantially all of the capital stock of, or property and assets of, a Material Subsidiary that restrict distributions by that Material Subsidiary pending such sale or other disposition, (8) existing under, by reason of, or with respect to, customary supermajority voting provisions and customary provisions with respect to the disposition or distribution of assets or property, in each case contained in joint venture, partnership or limited liability company agreements, (9) restrictions on cash or other deposits or net worth imposed by customers or lessors or required by insurance, surety or bonding companies, in each case, under contracts, leases or other agreements entered into in the ordinary course of business, (10) with respect to any Lien that is permitted to be incurred pursuant to Section 6.05, and (11) encumbrances or restrictions contained in the documents governing any Debt or other instrument or agreement entered into after the Closing Date that, as determined by the Borrower, will not materially adversely affect the Borrower’s ability to make payments on the Loans.

Section 6.05 Liens. The Borrower shall not create, incur, assume or suffer to exist, or permit any of its Restricted Subsidiaries to create, incur, assume or suffer to exist, any Lien, upon or with respect to any of its properties or assets, whether now owned or hereafter acquired, in each case to secure any Debt of any Person or entity, other than the following:

lxxviii) Liens existing on the Closing Date and listed on Schedule 6.05 hereto;

lxxix) Liens arising in connection with the obligations of the Borrower or any Restricted Subsidiary under industrial revenue bonds;

lxxx) Liens on assets of a Restricted Subsidiary of a Loan Party to secure Debt of such Restricted Subsidiary to any Loan Party;

lxxxi) purchase money Liens claimed by sellers of goods on ordinary trade terms provided that no financing statement has been filed to perfect such Liens, and provided that no such Lien shall extend to assets of any character other than the goods being acquired;

lxxxii) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by such Person in the ordinary course of business not prohibited by this Agreement;

lxxxiii) Liens securing Debt or other obligations on property of a Person that becomes a Restricted Subsidiary of the Borrower or of any of its Restricted Subsidiaries after the ~~date hereof~~Closing Date in accordance with Section 6.02 and existing at the time such corporation is merged or consolidated with the Borrower or any Restricted Subsidiary, at the time such corporation or firm (or division thereof) becomes a Restricted Subsidiary of the Borrower or any of its Restricted Subsidiaries, or at the time of a sale, lease or other disposition of the properties of a corporation or a firm (or division thereof) as an entirety or substantially as an entirety to the Borrower or a Restricted Subsidiary, provided that such Liens were not created in contemplation of such merger, consolidation, acquisition, sale, lease or disposition and do not extend to assets other than those of the Person merged into or consolidated with the Borrower or such Restricted Subsidiary or acquired by the Borrower or such Restricted Subsidiary and such Debt was permitted by Section 6.01(e); provided that such Liens, with respect to ABL Collateral only, are expressly made junior to the Liens in favor of the Administrative Agent;

lxxxiv) Liens on life insurance policies owned by the Borrower or any Restricted Subsidiary, securing Insurance Policy Debt;

lxxxv) (i) pledges or deposits by such Person under workers’ compensation laws, unemployment insurance laws or other social security legislation, and deposits securing liability to insurance carriers under related insurance or self-insurance arrangements, (ii) Liens incurred in the ordinary course of business securing insurance premiums or reimbursement obligations under insurance policies related to the items specified in the foregoing clause (i), or (iii) obligations in respect of letters of credit or bank guarantees that have been posted by such Person to support the payment of the items set forth in clauses (i) and (ii) of this clause (h);

lxxxvi) (i) deposits to secure the performance of bids, tenders, contracts (other than for borrowed money) or leases to which such Person is a party, (ii) deposits to secure public or statutory obligations of such Person, surety and appeal bonds, performance bonds and other obligations of a like nature, (iii) deposits as security for contested taxes, import duties or the payment of rent, and (iv) obligations in respect of letters of credit or bank guarantees that have been posted by such Person to support the payment of items set forth in clauses (i) and (ii) of this clause (i);

lxxxvii) Liens consisting of pledges or deposits of cash or securities made by such Person as a condition to obtaining or maintaining any licenses issued to it by, or to satisfy other similar requirements of, any applicable Governmental Authority;

lxxxviii) Liens imposed by law, such as (i) carriers’, warehousemen’s and mechanics’ materialmen’s, landlords’, or repairmen’s Liens, or (ii) other like Liens arising in the ordinary course of business securing obligations which are not overdue by more than 60 days or which if more than 60 days overdue, the period of grace, if any, related thereto has not expired or which are being contested in good faith by appropriate proceedings;

lxxxix) Liens arising out of judgments or awards not constituting an Event of Default;

xc) Liens for property taxes not yet due and payable or which are being contested in good faith and by appropriate proceedings and as to which appropriate reserves are being maintained to the extent required in accordance with GAAP;

xci) survey exceptions, encumbrances, easements or reservations of, or rights of others for rights of way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or other restrictions or encumbrances as to the use of real properties or Liens incidental to the conduct of the business of such Person or to the ownership of its properties which do not in the aggregate materially impair their use in the ordinary operation of the business of such Person;

xcii) Liens arising in the ordinary course of business by virtue of any contractual, statutory or common law provision relating to banker’s Liens, rights of set-off or similar rights and remedies covering deposit or securities accounts (including funds or other assets credited thereto and pooling and netting arrangements) or other funds maintained with a depository institution or securities intermediary;

xciii) any zoning, building or similar laws or rights reserved to or vested in any Governmental Authority;

xciv) Liens arising from precautionary UCC financing statement filings (or similar filings under applicable law) regarding leases entered into by such Person;

xcv) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;

xcvi) purchase money Liens on fixed and capital assets financed with Debt permitted under Section 6.01(g), including Liens constituting the interest of a lessor under a lease that would be capitalized on the lessee’s balance sheet in accordance with GAAP as in effect on the Closing Date, or under a sale-leaseback transaction, in each case relating to equipment, provided that after giving effect thereto the related Debt was permitted under Section 6.01(g);

xcvii) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any Liens referred to in the foregoing clause (a); provided that the principal amount of Debt secured thereby shall not exceed the principal amount of Debt so secured at the time of such extension, renewal or replacement, plus accrued interest, plus any premium or other payment required to be paid in connection with such refinancing, plus, in either case, the amount of fees and reasonable expenses of the Borrower or any of its Restricted Subsidiaries incurred in connection with such refinancing, and that such extension, renewal or replacement Lien shall be limited to all or a part of the property which is subject to the Lien so extended, renewed or replaced (plus improvements on such property);

xcviii) (i) Liens securing the Obligations and any Debt incurred pursuant to Section 6.01(m), and (ii) Liens securing Debt and other obligations at Restricted Subsidiaries that are not Subsidiary Guarantors if such Liens are solely on non-Subsidiary Guarantor assets;

xcix) Liens on Collateral securing obligations in respect of Debt permitted by Section 6.01(a)(ii) or Section 6.01(k)(ii); provided that (x) with respect to ABL Collateral only, subject to the ABL Intercreditor Agreement, such Liens may be senior to the Liens in favor of the Administrative Agent (and if such Liens are senior to the Liens in favor of the Administrative Agent with respect to ABL Collateral, then such Liens must be junior to the Liens in favor of the Administrative Agent with respect to Collateral not constituting ABL Collateral), (y) to the extent any such Debt is secured by Liens on Collateral ranking pari passu with the Term Loans, Section 2.02(b)(iv) shall apply and (z) such Debt shall be subject to the ABL Intercreditor Agreement or another customary intercreditor agreement reasonably acceptable to the Administrative Agent;

c) additional Liens so long as the aggregate principal outstanding amount of the obligations secured thereby does not exceed $50,000,000 at any time;

ci) Liens securing obligations in respect of trade-related letters of credit and covering the goods (or the documents of title in respect of such goods) financed or the purchase of which is supported by such letters of credit and the proceeds and products thereof;

cii) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Restricted Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition, (ii) such Lien shall not apply to any other property or assets of the Borrower or any Restricted Subsidiary and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition and any Permitted Refinancing in respect thereof;

ciii) with respect to the Mortgaged Properties, (i) any exceptions listed on the Mortgage Policies accepted by the Administrative Agent with respect to such Mortgaged Properties and (ii) matters that are disclosed by a Survey accepted by the Administrative Agent;

civ) licenses, sublicenses, covenants not to sue, releases or other rights under Intellectual Property granted to others in the ordinary course of business or in the reasonable business judgment of the Borrower or any Restricted Subsidiary;

cv) Liens on the ~~Equity Interests of any Unrestricted Subsidiary; and~~Collateral securing obligations in respect of Debt permitted by Section 6.01(l); provided that, (x) such Liens shall be pari passu to the Liens in favor of the Administrative Agent and (y) such Liens shall be subject to the ABL Intercreditor Agreement or another customary intercreditor agreement reasonably acceptable to the Administrative Agent; and

cvi) Liens securing obligations in respect of Debt permitted by Section 6.01(k)(iii); provided that, if such Liens are on Collateral, (x) such Liens shall be junior to the Liens in favor of the Administrative Agent and (y) the Debt secured by such Liens shall be subject to the ABL Intercreditor Agreement or another customary intercreditor agreement reasonably acceptable to the Administrative Agent.

Section 6.06 Merger; Sale of Assets. The Borrower shall not, and shall not permit its Restricted Subsidiaries to, merge or consolidate with or into any other Person, or sell, transfer, lease or otherwise dispose of all or substantially all of its assets (including, in each case, pursuant to an LLC Division) (whether now owned or hereafter required), except:

cvii) the Borrower or a Restricted Subsidiary may merge or consolidate with or into any other Person; provided that, if the Borrower is a party to such merger or consolidation, the Borrower is the surviving entity and if a Subsidiary Guarantor is a party to such merger or consolidation a Subsidiary Guarantor is the surviving entity;

cviii) any Restricted Subsidiary that is a Subsidiary Guarantor may sell or otherwise dispose of any or all of its assets to the Borrower or a Subsidiary Guarantor, and any Restricted Subsidiary that is not a Subsidiary Guarantor may sell or otherwise dispose of any or all of its assets to any other Person; provided that (i) after giving effect to such merger, consolidation, sale or other disposition, no Default or Event of Default shall exist, and (ii) in the case of a transaction involving a Restricted Subsidiary, the assets to be sold or conveyed do not constitute all or substantially all of the assets of the Borrower and its Restricted Subsidiaries, taken as a whole; and

cix) the Borrower or a Restricted Subsidiary may consummate Permitted Acquisitions not involving a merger of the Borrower.

For the avoidance of doubt, nothing contained in this Section 6.06 shall prohibit the ability of the Borrower and its Restricted Subsidiaries to make Investments not prohibited by Section 6.02, to make Restricted Payments not prohibited by Section 6.03 or to consummate Dispositions not prohibited by the terms of this Agreement.

Section 6.07 Conduct of Business. The Borrower and its Restricted Subsidiaries will not engage in any material line of business substantially different from the lines of business conducted by the Borrower and its Restricted Subsidiaries on the Closing Date and any Related Business.

Section 6.08 Transactions with Affiliates. The Borrower shall not, and shall not permit its Restricted Subsidiaries to, enter into any transaction of any kind with any Affiliate of the Borrower that is not a Restricted Subsidiary of the Borrower, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to the Borrower or such Restricted Subsidiary as would be obtainable by the Borrower or such Restricted Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate; provided that the foregoing restriction shall not apply to (a) transactions for Fair Market Value of less than $25,000,000, (b) transactions between or among the Borrower and its Restricted Subsidiaries, (c) entering into employment and severance arrangements with directors, officers and employees, (d) Restricted Payments not prohibited under Section 6.03, (e) Investments permitted under Section 6.02 that would be subject to this Section 6.08 because the Borrower or a Restricted Subsidiary owns Equity Interests in or otherwise Controls such Person, (f) any transaction with an Affiliate where the only consideration paid by the Borrower or any Restricted Subsidiary is Qualified Equity Interests ~~and~~, (g) any other transaction approved by a majority of the disinterested members of the Borrower as being fair to the Borrower and its Restricted Subsidiaries and (h) transactions in connection with or relating to the Delta Merger Transactions.

For purposes of this Section 6.08, any transaction with any Affiliate shall be deemed to have satisfied the standard set forth in the language preceding the proviso in this Section 6.08, if such transaction has been approved by the board of directors of the Borrower or Restricted Subsidiary of the Borrower, as applicable.

Section 6.09 Changes in Fiscal Periods. The Borrower will not change its fiscal year to end on a day other than December 31 or change its method of determining fiscal quarters without the Administrative Agent’s prior written consent (such consent not to be unreasonably withheld) and, in any event, no more than one (1) time while this Agreement is in effect.

Section 6.10 Restrictions on Amendments of Certain Documents.

(a) The Borrower will not, and will not permit any Restricted Subsidiary to, amend its organizational documents in a manner that is materially adverse to the Lenders.

(b) The Borrower will not, and will not permit any Restricted Subsidiary to, amend the terms of any Junior Debt in a manner that is materially adverse to the Lenders.

Section 6.11 Asset Sales. The Borrower shall not, and shall not permit any Restricted Subsidiary to, consummate any Asset Sale, unless (i) at the time of such Asset Sale, no Event of Default pursuant to clauses (a), (b) or (g) of Section 7.01 has occurred and is continuing or would result from such Asset Sale, and (ii) at least 75% of the purchase price for such asset shall be paid to the Borrower or such Restricted Subsidiary in cash or Permitted Investments; provided that (1) any Designated Non-Cash Consideration received in respect of such Asset Sale having an aggregate Fair Market Value, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (1) from and after the Closing Date, not in excess of $~~250,000,000~~50,000,000, with the Fair Market Value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value, shall be deemed cash and (2) any liabilities or obligations that are assumed by the transferee in connection with such Disposition shall be deemed cash and any securities, notes or other obligations received by the Borrower or any of its Restricted Subsidiaries from the transferee or Affiliates in connection with such Asset Sale shall be deemed cash if the Borrower or the applicable Restricted Subsidiary intends at the time of receipt to convert such securities, notes or other obligations to cash within fifteen months of receipt thereof (with the proceeds thereof being cash proceeds upon any such conversion); provided, further, that any such Asset Sale shall be for Fair Market Value.

Section  6.12 Passive Holdings. With respect to Intermediate Holdings, engage in any material business activities or have any material properties or liabilities, other than (i) the consummation of the Delta Merger Transactions, (ii) its ownership of the Voting Stock or other Equity Interests of Borrower and of other Persons to the extent not otherwise prohibited under the Loan Documents, (iii) the maintenance of its legal existence (including the ability to incur fees, costs and expenses relating to the maintenance and performance of activities relating to its officers, directors, managers and employees and those of its Parent Entity, Subsidiaries and direct or indirect Investments), (iv) the entering into, and the performance of its obligations with respect to, (x) the Loan Documents, (y) any Incremental Equivalent Debt or any refinancing Debt and any other Debt permitted under the Agreement (and any refinancing or replacements thereof) and (z) the consummation of any other transaction not otherwise prohibited by this Article VI, (v) any public offering by Borrower, Intermediate Holdings, the Parent or a Parent Entity thereof of its common stock or, in the case of any Subsidiary or direct or indirect Investment, any other issuance or sale of its Equity Interests (including, for the avoidance of doubt, performing activities in preparation for and consummating any such offering, issuance or sale, the making of any dividend or distribution on account of, or any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value of, any shares of any class of its Equity Interests), (vi) financing activities, including the issuance of securities, incurrence of debt, payment of dividends, making contributions to the capital of any Loan Party, their respective Subsidiaries and/or in connection with a direct or indirect Investment, (vii) participating in tax, accounting and other administrative matters as a member of any consolidated, unitary, combined or other similar group, including compliance with applicable law and legal, tax and accounting matters related thereto and activities relating to its officers, directors, managers and employees, (viii) holding any cash and cash equivalents or other Permitted Investment, (ix) holding any other property received by it as a distribution from any of its Subsidiaries or direct or indirect Investments and making further distributions with such property, (x) providing indemnification to officers, managers and directors, (xi) holding director and shareholder meetings, preparing organizational records and other organizational activities required to maintain its separate organizational structure or to comply with applicable laws, ordinances, regulations, rules, orders, judgments, decrees or permits, (xii) filing tax returns and paying taxes and other customary obligations related thereto in the ordinary course (and contesting any taxes or taking other appropriate actions with respect thereto), (xiii) entering into and performance of obligations with respect to contracts and other arrangements in connection with the activities contemplated by this Section 6.12, (xiv) the preparation of reports to Governmental Authorities and to its shareholders or other holders of Equity Interests, (xv) the performance of obligations under and compliance with its organizational documents, any demands or requests from or requirements of a Governmental Authority or any applicable law, ordinance, regulation, rule, order, judgment, decree or permit, including as a result of or in connection with the activities of its Subsidiaries or its direct or indirect Investments, (xvi) any activities incidental to the foregoing or customary for passive holding companies, including, for the avoidance of doubt, entering into transactions not otherwise prohibited under this Agreement for the direct benefit of the Loan Parties and/or its Subsidiaries and/or its direct or indirect Investments, or otherwise acting as a conduit for the transmission of funds between such Persons and guaranteeing the obligations of the Loan Parties, and (xvii) special purpose holding company activities and properties and liabilities reasonably incidental to the foregoing clauses (i) through (xvi).

ARTICLE VII

Events of Default

Section 7.01 Events of Default. If any of the following events (“Events of Default”) shall have occurred and be continuing:

cx) the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

cxi) the Borrower shall fail to pay any interest on any Loan or any fee payable under this Agreement, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five Business Days;

cxii) any written representation or warranty, certification or statement made or deemed made by the Borrower or any other Loan Party in this Agreement or any other Loan Document or in any certificate furnished pursuant to this Agreement or any other Loan Document, shall prove to have been incorrect in any material respect when made or deemed made;

cxiii) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02(a), 5.03 (with respect to the Borrower’s existence) or 5.08 or in Article VI;

cxiv) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in this Agreement or any other Loan Document (including Section 12 of the Amendment No. 1) to which it is a party (other than those specified in clause (a), (b), (c) or (d) of this Section 7.01), and such failure shall continue unremedied for a period of 30 days after written notice thereof from the Administrative Agent to the Borrower;

cxv) the Borrower or any ~~Material~~Restricted Subsidiary shall fail to pay any principal of or premium or interest on any Debt, any obligations in respect of acceptances, letters of credit or other similar instruments, of the Borrower or such ~~Material~~Restricted Subsidiary which is outstanding in a principal amount of at least $75,000,000 in the aggregate (but excluding Debt arising under this Agreement), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt or other obligation; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt or other obligation and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or permit the acceleration of, the maturity of such Debt or other obligation; or any Debt or other such obligation in which the outstanding principal exceeds $75,000,000 shall be otherwise declared to be due and payable (by acceleration or otherwise) or required to be prepaid, redeemed, defeased or otherwise repurchased by the Borrower or any ~~Material~~Restricted Subsidiary (other than by a regularly-scheduled required prepayment), or any offer to prepay, redeem, defease or purchase such Debt shall be required to be made, prior to the stated maturity thereof; or there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from any event of default under such Swap Contract as to which the Borrower or any ~~Material~~Restricted Subsidiary is the Defaulting Party (as defined in such Swap Contract) and the Swap Termination Value owed by the Borrower or such ~~Material~~Restricted Subsidiary as a result thereof is greater than $75,000,000;

cxvi) (i) the Borrower or any ~~Material~~Restricted Subsidiary (A) shall generally not pay its debts as such debts become due, or (B) shall admit in writing its inability to pay its debts generally, or (C) shall make a general assignment for the benefit of creditors; or (ii) any proceeding shall be instituted by or against the Borrower or any ~~Material~~Restricted Subsidiary seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property, and in the event of any such proceeding instituted against the Borrower or any ~~Material~~Restricted Subsidiary (but not instituted by it), such proceeding shall remain undismissed or unstayed for a period of 60 days or shall result in the entry of an order for relief, the appointment of a trustee or receiver, or other action in such proceeding or result adverse to the Borrower or such ~~Material~~Restricted Subsidiary, as applicable; (iii) the Borrower or any ~~Material~~Restricted Subsidiary shall take any corporate action to authorize any of the actions set forth above in this subsection (g)(i)(B), (i)(C) or (ii);

cxvii) one or more final judgments or orders for the payment of money, in an aggregate amount exceeding $75,000,000 at any one time outstanding (exclusive of judgment amounts fully covered by insurance, to the extent the insurer has not denied in writing liability in respect thereof), shall be rendered against the Borrower or any ~~Material~~Restricted Subsidiary and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order, or (ii) such judgments or orders shall not be discharged (or provision shall not have been made for such discharge), a stay of execution thereof shall not be obtained, or such judgments or orders shall not be paid or bonded, within 60 days from the date of entry thereof, and the Borrower or such ~~Material~~Restricted Subsidiary, as the case may be, shall not, within such 60-day period, appeal therefrom and cause the execution thereof to be stayed pending such appeal;

cxviii) (i) an ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC that would reasonably be expected to have a Material Adverse Effect, or (ii) the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any payment or payments with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Borrower in an aggregate amount in excess of $75,000,000;

cxix) any Collateral Document after delivery thereof including pursuant to Section 5.09 shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority Lien (in the case of Mortgaged Property, subject to Permitted Encumbrances and in the case of all other Collateral, subject to Permitted Liens) on the Collateral purported to be covered thereby; provided that it shall not be an Event of Default under this clause (j) if the Administrative Agent shall not have, or shall cease to have, a valid and perfected first priority Lien (subject to Permitted Liens) on Collateral purported to be covered thereby that has a fair market value, individually or in the aggregate, of less than $20,000,000;

cxx) this Agreement or the Guarantee Agreement, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or the Borrower or any Loan Party contests the validity or enforceability of any material provision of this Agreement or the Guarantee Agreement; or the Borrower or any Loan Party denies that it has any or further liability or obligation under any material provision of this Agreement (with respect to the Borrower) or the Guarantee Agreement (with respect to any other Loan Party), or purports to revoke, terminate or rescind any material provision of this Agreement or the Guarantee Agreement; ~~or~~

cxxi) a Change of Control shall occur;

cxxii) the Borrower shall fail to consummate the Delta Merger Debt Exchange within ten Business Days of the Amendment No. 1 Effective Date; or

cxxiii) prior to 11:59 p.m. on the Amendment No. 1 Effective Date (or such later time as may be agreed to by the Administrative Agent in its sole discretion), Intermediate Holdings and the Borrower shall have failed to deliver the Intermediate Holdings Documentation to the Administrative Agent;

then, and in every such event (other than an event with respect to the Borrower described in clause (g) of this Section 7.01), and at any time thereafter during the continuance of such event, the Administrative Agent, at the request of the Required Lenders, shall, by notice to the Borrower, declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable during the continuation of such event) by the Borrower, and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind (other than notice from the Administrative Agent), all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (g) of this Section 7.01, the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

ARTICLE VIII

The Administrative Agent

Section 8.01 Appointment and Authorization. Each of the Lenders hereby irrevocably appoints Bank of America, N.A. to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof and of the other Loan Documents, together with such actions and powers as are reasonably incidental thereto. The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto (including, for the avoidance of doubt, exercising any discretion under Section 5.14 or otherwise). In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 8.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent, shall be entitled to the benefits of all provisions of this Article VIII and Article IX (including Section 9.04, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto.

Section 8.02 Administrative Agent and Affiliates. The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Restricted Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

Section 8.03 Action by Administrative Agent. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Restricted Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or otherwise, in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered under or in connection with this Agreement or any other Loan Document, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or in any other Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, the other Loan Documents or any other agreement, instrument or document, (v) the creation, perfection or priority of any Lien purported to be created by the Collateral Documents or the value or sufficiency of any Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein or in any other Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. Without limiting the generality of the foregoing, the use of the term “contractual representative” or “agent” (or similar term) in this Agreement or any other Loan Document with reference to Bank of America, as Administrative Agent, is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law.

The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions of this Agreement relating to Disqualified Lenders. Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Lender or (y) have any liability with respect to or arising out of any assignment or participation of Loans or Commitments, or disclosure of confidential information, to any Disqualified Lender.

Section 8.04 Consultation with Experts. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

Section 8.05 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct with respect to the actions of such sub-agents or their selection.

Section 8.06 Successor Administrative Agent.

(a) The Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor, ~~which shall be a bank with an office in the United States, or an Affiliate of any such bank~~ with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above, provided that in no event shall any such successor Administrative Agent be a Defaulting Lender or Disqualified Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.

(b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Borrower and such Person, remove such Person as Administrative Agent and, in consultation with the Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.

(c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 9.06 and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 9.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them (i) while the retiring or removed Administrative Agent was acting as Administrative Agent and (ii) after such resignation or removal for as long as any of them continues to act in any capacity hereunder or under the other Loan Documents, including (a) acting as collateral agent or otherwise holding any collateral security on behalf of any of the Lenders and (b) in respect of any actions taken in connection with transferring the agency to any successor Administrative Agent.

Section 8.07 Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

Section 8.08 Lead Arrangers; Co-Syndication Agents; Co-Documentation Agents. Notwithstanding anything to the contrary herein, none of the Lead Arrangers, the Co-Syndication Agents ~~or~~, Co-Documentation Agents or the Amendment No. 1 Arranger shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, if applicable, as the Administrative Agent or a Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lead Arrangers, the Co-Syndication Agents ~~or~~, the Co-Documentation Agents or the Arranger No. 1 in deciding to enter into this Agreement or any other Loan Document or in taking or not taking any action hereunder or thereunder.

Section 8.09 Tax Indemnification by the Lenders. To the extent required by any applicable Requirements of Law, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. Without limiting or expanding the provisions of Section 2.13, each Lender shall indemnify and hold harmless the Administrative Agent against, and shall make payable in respect thereof within 10 days after demand therefor, all Taxes and all related losses, claims, liabilities and expenses (including fees, charges and disbursements of any counsel for the Administrative Agent) incurred by or asserted against the Administrative Agent by the Internal Revenue Service or any other Governmental Authority as a result of the failure of the Administrative Agent to properly withhold Tax from any amounts paid to or for the account of such Lender for any reason (including, without limitation, because the appropriate form was not delivered or not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstance that rendered the exemption from, or reduction of withholding Tax ineffective), whether or not such Taxes are correctly or legally asserted. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due the Administrative Agent under this Section 8.09. The agreements in this Section 8.09 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of the commitments and the repayment, satisfaction or discharge of all other Obligations.

Section 8.10 Administrative Agent May File Proofs of Claim; Credit Bidding. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise cxxiv) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under this Agreement) allowed in such judicial proceeding; and

cxxv) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under this Agreement.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender to authorize the Administrative Agent to vote in respect of the claim of any Lender or in any such proceeding.

The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code of the United States, including under Sections 363, 1123 or 1129 of the Bankruptcy Code of the United States, or any similar Laws in any other jurisdictions to which a Loan Party is subject, or (b) at any other sale or foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable Law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that would vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) in the asset or assets so purchased (or in the Equity Interests or debt instruments of the acquisition vehicle or vehicles that are used to consummate such purchase). In connection with any such bid (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles to make a bid, (ii) to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof, shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 9.02 of this Agreement), and (iii) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of debt credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Lenders pro rata and the Equity Interests and/or debt instruments issued by any acquisition vehicle on account of the Obligations that had been assigned to the acquisition vehicle shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action.

Section 8.11 ERISA Matters.

(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent, the Lead Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans or this Agreement,

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans and this Agreement,

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans and this Agreement, or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent, the Lead Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that none of the Administrative Agent or the Lead Arrangers or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

Section 8.12 Erroneous Payments. If a payment is made by or on behalf of the Administrative Agent in error in excess of the amount of any payment actually made by, or on behalf of, the Borrower if in respect of the Obligations or if a Lender is not otherwise entitled to receive such funds at such time of such payment, which payment was not intended for such Lender under the Loan Documents, then such Lender or recipient shall forthwith on demand repay to the Administrative Agent the portion of such payment that was made in error (or otherwise not intended to be received) in same day funds, together with interest thereon in respect of each day from and including the date such amount was made available by or on behalf of the Administrative Agent to such Lender or recipient to the date such amount is repaid to the Administrative Agent (or its Affiliate) in same day funds at the Federal Funds Effective Rate from time to time in effect; provided that the Administrative Agent shall have notified such Lender of such payment within five (5) Business Days after the making thereof; provided further that this Section 8.12 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such erroneous payment not been made by the Administrative Agent. Each Lender that fails to return such amounts to the Administrative Agent within two (2) Business Days after receipt of such notice shall be a Defaulting Lender for all purposes under this Agreement, and each Lender hereby agrees that the Administrative Agent is authorized at any time and from time to time thereafter, to the fullest extent permitted by law, to set off and apply any and all deposits of such Lender (general or special, time or demand, provisional or final) at any time held by the Administrative Agent for the account of such Lender against any such amounts. Each Lender irrevocably waives the discharge for value defense and any other claim of entitlement to, or in respect of, any such payment. Any determination by the Administrative Agent that a payment was made in error or that Lender is not otherwise entitled to receive any payment shall be made by the Administrative Agent in its sole discretion and shall be conclusive, absent manifest error.

ARTICLE IX

Miscellaneous

Section 9.01 Notices.

(a) Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in clause (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or electronic mail as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i) if to the Borrower or the Administrative Agent, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 9.01; and

(ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Borrower).

Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in clause (b) below shall be effective as provided in such clause (b).

(b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail, FpML messaging, and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.

(c) THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s, any Loan Party’s or the Administrative Agent’s transmission of Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service, or through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Borrower, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

(d) Each of the Borrower and the Administrative Agent may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the Borrower and the Administrative Agent. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, facsimile number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and Requirements of Law, including United States Federal and state securities Requirements of Law, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States Federal or state securities laws.

(e) The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic notices and Committed Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Administrative Agent, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

Section 9.02 Waivers; Amendments.

(a) No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default at the time.

(b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended, amended and restated or modified except as provided in Sections 2.02, 2.17 and 2.18 or pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders and acknowledged by the Administrative Agent or by the Borrower and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce or forgive the principal amount of any Loan or reduce (subject to Section 2.10(b)) or forgive the rate of interest thereon, or reduce or forgive any fees payable hereunder, without the written consent of each Lender directly affected thereby (it being understood that the waiver of (or amendment to the terms of) any obligation to pay amounts pursuant to Section 2.09(c) or a defined term related thereto shall not constitute a reduction or forgiveness of principal, interest or fees), (iii) postpone the scheduled date of payment of the principal amount of any Loan, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender directly affected thereby, (iv) except as provided in Section 9.15, release all or substantially all of the Collateral securing the Obligations or all or substantially all of the value of the Guarantees provided by the Guarantors taken as a whole without the written consent of each Lender, (v) change any of the provisions of this Section or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; provided that such provisions may be amended or amended and restated pursuant to the establishment of Incremental Term Loans pursuant to Section 2.02, Extended Term Loans pursuant to Section 2.17 or Refinancing Term Loans pursuant to Section 2.18, in each case, in order to restrict affiliated lenders and other persons from being included in such definitions, (vi) change any of the provisions of Section 2.14 that would alter the waterfall or pro rata sharing of payments required thereby without the written consent of each Lender directly affected thereby or (vii) subordinate the Obligations or, except ~~as expressly permitted hereunder~~with respect to Liens incurred under Section 6.05(s), the Liens securing the Obligations without the written consent of each Lender directly affected hereby; provided, further, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder without the prior written consent of the Administrative Agent.

(c) Notwithstanding the foregoing, technical and conforming modifications to the Loan Documents may be made (including by amendment and restatement) with the consent of the Borrower and the Administrative Agent (but without the consent of any Lender) to the extent necessary (A) to effectuate any Incremental Facilities, Refinancing Term Loans or Extended Term Loans in a manner consistent with Sections 2.02, 2.17 and 2.18 and as may be necessary to establish such Incremental Facilities, Refinancing Term Loans or Extended Term Loans as a separate Class or tranche from any existing Term Loans and, in the case of Extended Term Loans, to reduce the amortization schedule of the related existing Class of Term Loans proportionately, (B) to effectuate a transaction permitted pursuant to the second paragraph of the definition of “Change of Control,” (C) to implement a ~~LIBOR~~SOFR Successor Rate and any ~~LIBOR~~SOFR Successor Rate Conforming Changes in accordance with Section 2.10(b), (D) to incorporate terms favorable to the Lenders in accordance with Section 2.02 or (E) to cure any ambiguity, omission, error, defect or inconsistency and, in each case under this clause (E), such amendment shall become effective without any further action or consent of any other party to any Loan Document if the same is not objected to in writing by the Required Lenders within ten Business Days following receipt of notice thereof.

Section 9.03 Enforcement. Notwithstanding anything to the contrary contained herein or in any other Loan Document (but subject to the terms of the ABL Intercreditor Agreement), the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.01 for the benefit of all the Lenders; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) any Lender from exercising setoff rights in accordance with Section 9.09 (subject to the terms of Section 2.14 and the ABL Intercreditor Agreement), or (c) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) subject to the ABL Intercreditor Agreement, the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 7.01 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to the ABL Intercreditor Agreement and Section 2.14, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.

Section 9.04 Expenses; Indemnity; Damage Waiver.

(a) The Borrower shall pay (i) all reasonable, documented, out-of-pocket expenses incurred by the Administrative Agent and its Related Parties (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, restatements, modifications or waivers (or any proposed amendments, restatements, modifications or waivers) of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), and (ii) all reasonable, documented, out-of-pocket expenses incurred by the Administrative Agent or any Lender (including the fees, charges and disbursements of any counsel for the Administrative Agent or any Lender) in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made hereunder, including all such reasonable, documented, out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

(b) The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof) and each Lender, each Lead Arranger and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and reasonable, documented, out-of-pocket related expenses (including the reasonable, documented fees, charges and disbursements of (A) one primary counsel for all Indemnitees in any one action and (B) one local counsel in each applicable jurisdiction unless, in each case, in the reasonable opinion of such counsel representation of all Indemnitees would be inappropriate due to the existence of an actual or potential conflict of interest) that may be incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) any Loan or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by a Borrower or any of its Subsidiaries, or any Environmental Actions related in any way to a Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party or by any such persons directors, shareholders or creditors, and regardless of whether any Indemnitee is a party thereto, in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or any of its Related Parties or (y) result from a claim brought by the Borrower against an Indemnitee for breach in bad faith or a material breach of such Indemnitee’s obligations hereunder or under any other Loan Document, if such Borrower has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.

(c) To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by the Borrower to the Administrative Agent (or any sub-agent thereof) or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent) or such Related Party, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) in connection with such capacity.

(d) To the fullest extent permitted by applicable law, the parties shall not assert, and each hereby waives, any claim against any Indemnitee, the Borrower or any of its Subsidiaries, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof; provided that the foregoing shall not in any way limit the indemnification obligations of the Borrower pursuant to clause (b) above to the extent that such special, indirect, consequential or punitive damages are included in any claim by a third party unaffiliated with the applicable Indemnitee with respect to which the applicable Indemnitee is entitled to indemnification pursuant to clause (b) above. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee or any of its Related Parties as determined by a final and nonappealable judgment of a court of competent jurisdiction.

(e) All amounts due under this Section shall be payable not later than ten Business Days after demand therefor.

(f) The agreements in this Section shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Obligations.

Section 9.05 Successors and Assigns.

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) cxxvi) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees (“assignee” or “assignees”) all or a portion of its rights and obligations under this Agreement (including all or a portion of the Loans at the time owing to it) with the prior written consent of:

(a) the Borrower (such consent not to be unreasonably withheld, conditioned or delayed); provided that no consent of the Borrower shall be required for an assignment (i) of a Term Loan to a Lender, an Affiliate of a Lender or an Approved Fund or (ii) if an Event of Default pursuant to Section 7.01(a), (b) or (g) has occurred and is continuing, any other assignee; provided, further, that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice of the proposed assignment; and

(b) the Administrative Agent (such consent not to be unreasonably withheld or delayed), provided that no consent of the Administrative Agent shall be required for an assignment of any Term Loan to an assignee that is a Lender, an Affiliate of a Lender or an Approved Fund.

(2) Assignments shall be subject to the following additional conditions:

(a) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Loans of any Class, the amount of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000, unless each of the Borrower and the Administrative Agent otherwise consent, provided that no such consent of the Borrower shall be required if an Event of Default under clause (a), (b) or (g) of Section 7.01 has occurred and is continuing;

(b) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement;

(c) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 (unless waived by the Administrative Agent in its sole discretion);

(d) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire;

(e) the assignee shall not be (i) the Borrower or any of the Borrower’s Affiliates except in accordance with Section 2.19 and clause (e) below or (ii) a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural Person); and

(f) no Ineligible Institution shall constitute a permitted assignee under this Agreement.

(3) Subject to acceptance and recording thereof pursuant to paragraph (b)(v) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.11, 2.12, 2.13 and 9.04 with respect to facts and circumstances occurring prior to the effective date of such assignment). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.05 shall be subject to clause (f) below.

(4) The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount (and related interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender (with respect to such Lender’s own interests only), at any reasonable time and from time to time upon reasonable prior notice.

(5) Upon its receipt of a duly completed Assignment and Assumption with respect to a permitted assignment executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section (unless waived), and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(c) (6) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks, institutions or other entities (a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and/or obligations under this Agreement and the other Loan Documents. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement and the other Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (c)(ii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.11, 2.12 and 2.13 (subject to the requirements and limitations of such Sections and Section 2.15); provided that any documentation required to be provided pursuant to Section 2.13(e) shall be provided solely to the participating Lender) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.09 as though it were a Lender; provided that such Participant shall be subject to Section 2.14(c) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and related interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Loans or other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary in connection with a Tax audit or other proceeding or other governmental inquiry to establish that such Loans or other obligations are in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and the parties hereto shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

(7) A Participant shall not be entitled to receive any greater payment under Section 2.11 or 2.13 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, except to the extent such entitlement to receive a greater payment results from a Change in Law after the Participant becomes a Participant.

(e) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank or other applicable central bank that governs or regulates the activities of such Lender, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(f) Any Lender may, so long as no Default or Event of Default has occurred and is continuing, at any time, assign all or a portion of its rights and obligations with respect to Term Loans under this Agreement to the Borrower or one of its Subsidiaries through (x) Dutch auctions open to all Lenders on a pro rata basis in accordance with procedures of the type described in Section 2.19 or (y) notwithstanding any other provision in this Agreement, open market purchase on a non-pro rata basis; provided that in connection with assignments pursuant to clauses (x) and (y) above:

(i) if a Subsidiary is the assignee, upon such assignment, transfer or contribution, such Subsidiary shall automatically be deemed to have contributed the principal amount of such Term Loans, plus all accrued and unpaid interest thereon, to the Borrower; or

(ii) if the assignee is the Borrower (including through contribution or transfers set forth in clause (i) above), (A) the principal amount of such Term Loans, along with all accrued and unpaid interest thereon, so contributed, assigned or transferred to the Borrower shall be deemed automatically cancelled and extinguished on the date of such contribution, assignment or transfer, (B) the aggregate outstanding principal amount of Term Loans of the remaining Lenders shall reflect such cancellation and extinguishing of the Term Loans then held by the Borrower and (C) the Borrower shall promptly provide notice to the Administrative Agent of such contribution, assignment or transfer of such Term Loans, and the Administrative Agent, upon receipt of such notice, shall reflect the cancellation of the applicable Term Loans in the Register;

(iii) no such purchase shall be funded with a drawing under the ABL Credit Agreement;

(iv) all parties to the relevant transactions shall render customary “big-boy” disclaimer letters; and

(v) at the time any the Borrower or any of its Subsidiaries is making purchases of Term Loans it shall enter into an assignment and assumption agreement reasonably satisfactory to the Administrative Agent documenting the foregoing;

(g) (8) No assignment or, to the extent the DQ List has been posted on the Platform for all Lenders, participation, shall be made to any Person that was a Disqualified Lender as of the date (the “Trade Date”) on which the applicable Lender entered into a binding agreement to sell and assign or participate all or a portion of its rights and/or obligations under this Agreement to such Person (unless the Borrower has consented to such assignment as otherwise contemplated by this Section 9.05, in which case such Person will not be considered a Disqualified Institution for the purpose of such assignment). For the avoidance of doubt, with respect to any assignee or participant that becomes a Disqualified Lender after the applicable Trade Date, (x) such assignee shall not retroactively be disqualified from becoming a Lender or participant and (y) the execution by the Borrower of an Assignment and Assumption with respect to such assignee will not by itself result in such assignee no longer being considered a Disqualified Lender. Any assignment in violation of this clause (f)(i) shall not be void, but the other provisions of this clause (f) shall apply.

(ii) If any assignment is made to any Disqualified Lender without the Borrower’s prior consent in violation of clause (i) above, or if any Person becomes a Disqualified Institution after the applicable Trade Date, the Borrower may, at its sole expense and effort, upon notice to the applicable Disqualified Lender and the Administrative Agent, (A) in the case of outstanding Term Loans held by Disqualified Lenders, prepay such Term Loan by paying the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Lender paid to acquire such Term Loans, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder and under the other Loan Documents and/or (B) require such Disqualified Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in this Section 9.05), all of its interest, rights and obligations under this Agreement and related Loan Documents to another assignee that shall assume such obligations at the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Lender paid to acquire such interests, rights and obligations, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder and the other Loan Documents; provided that (i) the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in clause (b)(ii)(C) of this Section 9.05, and (ii) such assignment does not conflict with applicable laws.

(iii) Notwithstanding anything to the contrary contained in this Agreement, Disqualified Lenders (A) will not (x) have the right to receive information, reports or other materials provided to Lenders by the Borrower, the Administrative Agent or any other Lender, (y) attend or participate in meetings attended by the Lenders and the Administrative Agent, or (z) access any electronic site established for the Lenders or confidential communications from counsel to or financial advisors of the Administrative Agent or the Lenders and (B) (x) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Loan Document, each Disqualified Lender will be deemed to have consented in the same proportion as the Lenders that are not Disqualified Lenders consented to such matter, and (y) for purposes of voting on any Plan of Reorganization, each Disqualified Lender party hereto hereby agrees (1) not to vote on such Plan of Reorganization, (2) if such Disqualified Lender does vote on such Plan of Reorganization notwithstanding the restriction in the foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code of the United States (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such Plan of Reorganization in accordance with Section 1126(c) of the Bankruptcy Code of the United States (or any similar provision in any other Debtor Relief Laws) and (3) not to contest any request by any party for a determination by an applicable court of competent jurisdiction effectuating the foregoing clause (2).

(iv) The Administrative Agent shall have the right, and the Borrower hereby expressly authorizes the Administrative Agent, to (A) post the list of Disqualified Lenders provided by the Borrower and any updates thereto from time to time (collectively, the “DQ List”) on the Platform, including that portion of the Platform that is designated for “public side” Lenders or (B) provide the DQ List to each Lender requesting the same.

Section 9.06 Survival. All covenants, agreements, representations and warranties made by any Loan Parties herein, in the other Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or the other Loan Documents shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid. The provisions of Sections 2.11, 2.12, 2.13 and 9.04 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments, any assignment of rights by or replacement of a Lender or the termination of this Agreement or any provision hereof.

Section 9.07 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent or the Lead Arranger constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective as provided in Section 4.01, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by email or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 9.08 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 9.09 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have. Each Lender agrees to notify the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

Section 9.10 Governing Law; Jurisdiction; Consent to Service of Process.

(a) This Agreement and the other Loan Documents and any claims, controversy, dispute or cause of action (whether in contract or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby (including any power of attorney set forth in the Loan Documents) and thereby shall be governed by and construed in accordance with the law of the State of New York.

(b) The Borrower and each other Loan Party irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Lender or any Related Party of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York sitting in New York County, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Borrower or any other Loan Party or their respective properties in the courts of any jurisdiction.

(c) The Borrower and each other Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 9.11 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED TO IT, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 9.12 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 9.13 Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or under thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations (it being understood that the DQ List may be disclosed to any assignee or Participant, or prospective assignee or Participant), (g) with the consent of the Borrower, (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or an agreement described in clause (f) hereof or (ii) becomes available to the Administrative Agent or any Lender on a non-confidential basis from a source other than the Borrower, (i) on a confidential basis to (x) any rating agency in connection with rating the Borrower or any of its subsidiaries or the Loans hereunder, (y) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the facilities or (z) market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent in connection with the administration and management of this Agreement and the other Loan Documents or (j) subject to an agreement containing provisions substantially the same as those of this Section, to any Person to whom or for whose benefit that such Lender pledges or assigns a security interest pursuant to Section 9.05(d). For purposes of this Section, “Information” means all information received from the Borrower or its Affiliates relating to the Borrower, its subsidiaries or their businesses, other than any such information that is available to the Administrative Agent or any Lender on a non-confidential basis prior to disclosure by the Borrower or its Affiliates and other than information pertaining to this Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would reasonably accord to its own confidential information.

Subject to Section 9.18, each Lender acknowledges that information furnished to it pursuant to this Agreement or the other Loan Documents may include material non-public information concerning the Borrower and its Affiliates and their related parties or their respective securities, and confirms that it has developed compliance procedures regarding the use of material non-public information and that it will handle such material non-public information in accordance with those procedures and applicable law, including Federal and state securities laws.

Subject to Section 9.18, all information, including requests for waivers and amendments, furnished by the Borrower or the Administrative Agent pursuant to, or in the course of administering, this Agreement or the other Loan Documents will be syndicate level information, which may contain material non-public information about the Borrower and its Affiliates and their related parties or their respective securities. Accordingly, each Lender represents to the Borrower and the Administrative Agent that it has identified in its ~~administrative questionnaire~~Administrative Questionnaire a credit contact who may receive information that may contain material non-public information in accordance with its compliance procedures and applicable law, including Federal and state securities laws.

Section 9.14 USA PATRIOT Act. Each Lender subject to the Act hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is hereby required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Act.

Section 9.15 Collateral and Guarantee Matters.

(a) The Lenders irrevocably authorize the Administrative Agent to enter into the ABL Intercreditor Agreement and any other customary intercreditor agreement or arrangement in form and substance reasonably satisfactory to the Administrative Agent with the holders of any Debt secured by Liens on the Collateral (or any agent thereof) permitted under this Agreement that in the good faith determination of the Administrative Agent is necessary to effectuate the incurrence of such Debt.

(b) Any Lien on any property granted to or held by the Administrative Agent under any Loan Document shall, subject to the provisions of the ABL Intercreditor Agreement, automatically be released, and each of the Lenders irrevocably authorizes the Administrative Agent to take any action to release any such Lien on or to file any UCC-3 amendment related to any property granted to or held by the Administrative Agent under any Loan Document: (i) upon termination of the Commitments and payment in full of all Obligations (other than contingent indemnification obligations), (ii) that is sold, transferred or conveyed to a Person that is not a Loan Party (and in the case of Equity Interests of first tier Foreign Subsidiaries, to a Person that is not a Loan Party or a Specified Pledgor) as part of or in connection with any sale, transfer or conveyance permitted hereunder or under any other Loan Document, (iii) that is or becomes Excluded Property or is not and is not required to be collateral to secure the Obligations, (iv) if approved, authorized or ratified in writing in accordance with Section 9.02, (v) that is owned by a Subsidiary Guarantor upon (or substantially simultaneously with) release of such Subsidiary Guarantor from its obligations under the Guarantee Agreement pursuant to clause (c) below or (vi) as expressly provided in the ABL Intercreditor Agreement.

(c) Any Subsidiary Guarantor shall, subject to the provisions of the ABL Intercreditor Agreement, automatically be released from its obligations under the Guarantee Agreement, and each of the Lenders irrevocably authorizes the Administrative Agent to take any action to release any such Subsidiary Guarantor from its obligations under the Guarantee Agreement, if such Person ceases to be a Restricted Subsidiary as a result of a transaction permitted hereunder~~.~~; provided that no Subsidiary Guarantor shall be released from such obligations under the Guarantee Agreement solely by virtue of no longer being a Wholly Owned Subsidiary of the Borrower unless (i) the Borrower or the applicable Restricted Subsidiary is deemed to have made an Investment in such subsidiary in the amount of its outstanding Investment therein at such time, and such Investment is permitted under Section 6.02 at such time and (ii) such Subsidiary does not continue to be a Wholly Owned Subsidiary of the Borrower and/or one or more Affiliates (other than any bona fide portfolio company of any investor so long as, in the case of any such portfolio company, the primary purpose of the relevant transaction (as determined by the Borrower in good faith) is not the release of the relevant Guarantee) thereof.

(d) Each of the Lenders irrevocably authorizes the Administrative Agent, upon request of the Borrower or any Subsidiary Guarantor, to subordinate (or release, in the case of Liens permitted under Section 6.05(d) or Section 6.05(s)) any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted (i) to exist or to be incurred pursuant to Section 6.05(d), Section 6.05(s) or Section 6.05(v) or (ii) to be superior to the Lien of the applicable Collateral Documents by Section 6.05.

(e) Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, release any Subsidiary Guarantor from its obligations under the Guarantee Agreement, or enter into an intercreditor agreement pursuant to this Section 9.15. In each case as specified in this Section 9.15, the Administrative Agent will, at the Loan Parties’ expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release or subordination of such item of Collateral from the assignment and security interest granted under the Collateral Documents, or to release such Subsidiary Guarantor from its obligations under the Guarantee Agreement, in each case in accordance with the terms of the Loan Documents and this Section 9.15, subject to receipt by the Administrative Agent at its reasonable request of a certificate of an authorized officer of the Borrower certifying that such transaction and release or subordination are permitted under this Agreement and the other Loan Documents.

(f) The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.

Section 9.16 No Advisory or Fiduciary Relationship. In connection with all aspects of each transaction contemplated hereby, the Borrower acknowledges and agrees for itself and on behalf of the Loan Parties that (i) the Loans provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Loan Parties, on the one hand, and the Agent Parties and the Lenders, on the other hand, and the Loan Parties are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (ii) in connection with the process leading to such transaction, each of the Agent Parties and the Lenders is and has been acting solely as a principal and is not the agent or fiduciary for the Loan Parties; (iii) the Lead Arrangers, Agent Parties and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from, and may conflict with, those of the Borrower and its Affiliates, and none of the Lead Arrangers or the Agent Parties has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (iv) the Agent Parties and the Lenders have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and the Loan Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate.

Section 9.17 Platform; Borrower Materials. The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Lead Arrangers will make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks, Syndtrak, ClearPar, or a substantially similar electronic transmission system (the “Platform”) and (b) certain of the Lenders (each a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Lead Arrangers and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to the Borrower or its securities for purposes of United States federal securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 9.13); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated as “Public Side Information”; and (z) the Administrative Agent and the Lead Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform that is not marked as “Public Side Information.” Notwithstanding the foregoing, the Borrower shall be under no obligation to mark any Borrower Materials “PUBLIC.”

Section 9.18 Electronic Execution of Assignments and Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other loan notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.

Section 9.19 Acknowledgment and Consent to Bail-In of EEA Financial Institutions. Solely to the extent any Lender that is an EEA Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender or Issuing Bank that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

cxxvii) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and

cxxviii) the effects of any Bail-In Action on any such liability, including, if applicable:

(A) a reduction in full or in part or cancellation of any such liability;

(B) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(C) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

Section 9.20 California Judicial Reference. If any action or proceeding is filed in a court of the State of California by or against any party hereto in connection with any of the transactions contemplated by this Agreement or any other Loan Document, (a) the court shall, and is hereby directed to, make a general reference pursuant to California Code of Civil Procedure Section 638 to a referee (who shall be a single active or retired judge) to hear and determine all of the issues in such action or proceeding (whether of fact or of law) and to report a statement of decision, provided that at the option of any party to such proceeding, any such issues pertaining to a “provisional remedy” as defined in California Code of Civil Procedure Section 1281.8 shall be heard and determined by the court, and (b) without limiting the generality of Section 9.04, the Borrower shall be solely responsible to pay all fees and expenses of any referee appointed in such action or proceeding.

Section 9.21 ABL Intercreditor Agreement.

(a) EACH LENDER PARTY HERETO UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT IT (AND EACH OF ITS SUCCESSORS AND ASSIGNS) AND EACH OTHER LENDER (AND EACH OF THEIR SUCCESSORS AND ASSIGNS) SHALL BE BOUND BY THE ABL INTERCREDITOR AGREEMENT, WHICH IN CERTAIN CIRCUMSTANCES MAY REQUIRE (AS MORE FULLY PROVIDED THEREIN) THE TAKING OF CERTAIN ACTIONS BY THE LENDERS.

(b) THE PROVISIONS OF THIS SECTION 9.21 ARE NOT INTENDED TO SUMMARIZE OR FULLY DESCRIBE THE PROVISIONS OF THE ABL INTERCREDITOR AGREEMENT. REFERENCE MUST BE MADE TO THE ABL INTERCREDITOR AGREEMENT ITSELF TO UNDERSTAND ALL TERMS AND CONDITIONS THEREOF. EACH LENDER IS RESPONSIBLE FOR MAKING ITS OWN ANALYSIS AND REVIEW OF THE ABL INTERCREDITOR AGREEMENT AND THE TERMS AND PROVISIONS THEREOF, AND NO AGENT OR ANY OF AFFILIATES MAKES ANY REPRESENTATION TO ANY LENDER AS TO THE SUFFICIENCY OR ADVISABILITY OF THE PROVISIONS CONTAINED IN THE ABL INTERCREDITOR AGREEMENT. A COPY OF THE ABL INTERCREDITOR AGREEMENT MAY BE OBTAINED FROM THE ADMINISTRATIVE AGENT.

[Remainder of page intentionally left blank.]

[Signature Pages intentionally removed.]

~~WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.~~

~~R. R. DONNELLEY & SONS COMPANY~~

~~By:~~	~~/s/ Terry Peterson~~
	~~Name:~~	~~Terry Peterson~~
	~~Title:~~	~~Executive Vice President and~~
~~Chief Financial Officer~~

~~[Signature Page to Credit Agreement]~~

~~BANK OF AMERICA, N.A., as Administrative Agent~~

~~By:~~	~~/s/ Vikas Singh~~
	~~Name:~~	~~Vikas Singh~~
	~~Title:~~	~~Director~~

~~BANK OF AMERICA, N.A., as a Lender~~

~~By:~~	~~/s/ Vikas Singh~~
	~~Name:~~	~~Vikas Singh~~
	~~Title:~~	~~Director~~

~~[Signature Page to Credit Agreement]~~

Exhibit 99.1

RRD ANNOUNCES EXPIRATION OF ITS CONSENT

SOLICITATION FOR ITS 2023 NOTES AND EXTENSION OF

ITS CONSENT SOLICITATION FOR ITS 2029 DEBENTURES

CHICAGO, Illinois, February 7, 2022 — R.R. Donnelley & Sons Company (NYSE: RRD) (“RRD” or the “Company”) today announced the expiration of its previously announced solicitation of waivers and consents (the “Consent Solicitation”) from holders of its 6.500% Notes due 2023 (the “Notes”) to waive certain provisions in and adopt certain proposed amendments to the indenture governing the Notes (the “Notes Indenture”), including with respect to (i) declaring that the Merger (as defined below) does not constitute a Change of Control (as defined in the Notes Indenture) under the Notes Indenture and waiving any obligation of the Company to make a change of control offer in connection with the Merger, (ii) amending the defined term “Change of Control” in the Notes Indenture to include a carve-out for certain “Permitted Holders,” (iii) adding to, amending, supplementing or changing certain other defined terms contained in the Notes Indenture related to the foregoing and (iv) amending the reporting covenant in the Notes Indenture, collectively the “Proposed Amendments.”

The Consent Solicitation is subject to the terms and conditions set forth in the consent solicitation statement, dated January 20, 2022 (the “Consent Solicitation Statement”). The Consent Solicitation with respect to the Notes expired at 5:00 p.m., New York City time, on February 4, 2022 (the “Expiration Date”). As of the Expiration Date, registered holders of the Notes holding an aggregate principal amount of the Notes as identified in the table below, validly delivered and did not validly withdraw their consents to the Proposed Amendments (the “Consents”).

Title of Notes	CUSIP	Consent Consideration	Amount Outstanding as of the Record Date	Principal Amount of Consents Delivered(1)	Percentage of Principal Amount of Consents Delivered(1)
6.500% Notes due 2023	257867 BA8	$1.25 per $1,000 principal amount of the Notes	$74,970,000	$53,713,000	71.65%

(1)

The aggregate principal amount of the Notes representing the Consents that have been validly delivered and not withdrawn as of the Expiration Date is based on information provided by the Information and Tabulation Agent (as defined below) to RRD.

The Company has accepted all Consents relating to the Notes that were validly delivered and not validly withdrawn prior to the Expiration Date. The Consent Solicitation for the Notes expired at the Expiration Date, and Consents with respect to the Notes may no longer be withdrawn.

A supplemental indenture giving effect to the Proposed Amendments with respect to the Notes will be executed promptly. Upon its execution, the supplemental indenture will be effective and constitute a binding agreement between the Company and the trustee. However, the Proposed Amendments will not become operative until immediately prior to the consummation of the Merger and will cease to be operative if the Merger is not consummated or the consent consideration is not paid to the holders thereof that validly delivered and did not revoke such Consents.

The effectiveness of the Proposed Amendments is not a condition to the consummation of the Merger or other transactions contemplated by the Merger Agreement, but the consummation of the Merger is a condition to the Supplemental Indentures becoming operative. Based on the information currently available to the Company, it is expected that the Merger will be consummated during the first quarter of 2022; however, there is no assurance that the Merger will be consummated in the first quarter of 2022 or at any time prior to the Termination Date (as defined in the Merger Agreement) (which is subject to extension under certain limited circumstances as described in the Consent Solicitation Statement).

In addition, the Company is extending the previously announced expiration date for the Consent Solicitation from holders of the Company’s 6.625% Debentures due 2029 (the “Debentures” and, together with the Notes, the “Debt Securities”) to adopt certain proposed amendments to the indenture governing the Debentures. The new expiration date for validly delivering Consents with respect to the Debentures has been extended from 5:00 p.m., New York City time, on February 4, 2022 to 5:00 p.m., New York City time, on February 11, 2022, and is subject to further extension by the Company in its sole discretion.

The Consent Solicitations and the extension and modification thereof were made at the request of Chatham Delta Parent, Inc. (“Parent”) pursuant to the terms of the previously announced Agreement and Plan of Merger (the “Merger Agreement”) entered into on December 14, 2021 by and among the Company, Parent and Chatham Delta Acquisition Sub, Inc. (“Acquisition Sub”). Under the terms of the Merger Agreement, Acquisition Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a direct or indirect wholly owned subsidiary of Parent.

The Company, at the request of Parent, has engaged Jefferies LLC to act as solicitation agent (“Solicitation Agent”) in connection with the Consent Solicitations. Questions regarding the Consent Solicitation may be directed to the Solicitation Agent at the following address or telephone number: Jefferies LLC, 520 Madison Avenue, New York, NY 10022, Attn: Scott Peloso, (212) 284-3426. The Company, at the request of Parent, has engaged Ipreo LLC to act as information and tabulation agent (the “Information and Tabulation Agent”). Requests for documents relating to the Consent Solicitations may be obtained by contacting Ipreo LLC at (888) 593-9546 (U.S. toll-free) or (212) 849-3880 (banks and brokers) or ipreo-consentSolicitation@ihsmarkit.com.

Pursuant to the terms of the Merger Agreement, Parent is responsible for paying all fees and expenses the Company incurs in connection with the Consent Solicitations, including for the Solicitation Agent and Information and Tabulation Agent, and indemnifying the Company from and against any and all losses the Company incurs in connection with the Consent Solicitations.

This news release does not constitute a solicitation of consents with respect to the Debt Securities, and consent solicitations with respect to the Debt Securities are only being made pursuant to the terms of the Consent Solicitation Statement. Consent solicitations are not being made to, and consents are not being solicited from, holders of Debt Securities in any jurisdiction in which it is unlawful to make such consent solicitations or grant such consent. None of the Company, the trustees, the Solicitation Agent or the Information and Tabulation Agent makes any recommendation as to whether or not holders should deliver consents with respect to the Debt Securities. Each holder must make its own decision as to whether or not to deliver consents.

About RRD

RRD is a leading global provider of multichannel business communications services and marketing solutions. With 30,000 clients and 33,000 employees across 28 countries, RRD offers the industry’s most comprehensive offering of solutions designed to help companies—from Main Street to Wall Street—optimize customer engagement and streamline business operations across the complete customer journey. RRD offers a comprehensive portfolio of capabilities, experience and scale that enables organizations around the world to create, manage, deliver, and optimize their marketing and business communications strategies.

Use of Forward-Looking Statements

This news release includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed Merger. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Merger and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may

2

cause such a difference include (i) impediments to the completion of the Merger on anticipated terms and timing, including obtaining required stockholder and regulatory approvals and the satisfaction of other conditions to the completion of the Merger; (ii) significant transaction costs associated with the Merger; (iii) potential litigation relating to the Merger, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; (vii) legislative, regulatory and economic developments affecting the Company’s business; (viii) general economic and market developments and conditions; (ix) the evolving legal, regulatory and tax regimes under which the Company operates; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) continued availability of capital and financing and rating agency actions; (xiii) the ability of affiliates of Chatham Asset Management, LLC to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Merger; (xiv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring the Company to pay expense reimbursements to affiliates of Chatham Asset Management, LLC under the Merger Agreement; (xv) unpredictability and severity of catastrophic events, including acts of terrorism, outbreak of war or hostilities, civil unrest, adverse climate or weather events or the COVID-19 pandemic or other public health emergencies, as well as the Company’s response to any of the aforementioned factors; (xvi) competitive responses to the Merger; (xvii) the risks and uncertainties pertaining to the Company’s business, including those detailed under the heading “Risk Factors” and elsewhere in the Company’s public filings with the U.S. Securities and Exchange Commission (the “SEC”); and (xviii) the risks and uncertainties described in the proxy statement filed in connection with the Merger and available from the sources indicated below (the “Proxy Statement”). These risks, as well as other risks associated with the Merger are more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors presented in the Proxy Statement are, considered representative, no such list should be considered to be a complete statement of all risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity or ability to consummate the Merger. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

In connection with the Merger, the Company has filed with the SEC and mailed to its stockholders the definitive Proxy Statement and may file certain other documents regarding the Merger with the SEC. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. Investors and stockholders may obtain, free of charge, copies of the Proxy Statement and other relevant documents filed with the SEC by the Company, once such documents have been filed with the SEC, through the website maintained by the SEC at www.sec.gov, through the Company’s investor relations website at investor.rrd.com or by contacting the Company’s investor relations department at the following:

Telephone: 630-322-7111

E-mail: investor.info@rrd.com

Attn.: Johan Nystedt

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